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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-1939

ING Investment Funds, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2005 to November 30, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2005

Classes A, B, C, M and O

Domestic Equity and Income Funds

•  ING Convertible Fund

•  ING Equity and Bond Fund

•  ING Real Estate Fund

Domestic Equity Growth Funds

•  ING Disciplined LargeCap Fund

•  ING LargeCap Growth Fund

•  ING MidCap Opportunities Fund

•  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

•  ING Financial Services Fund

•  ING LargeCap Value Fund

•  ING MagnaCap Fund

•  ING MidCap Value Fund

•  ING MidCap Value Choice Fund

•  ING SmallCap Value Fund

•  ING SmallCap Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	32

Statements of Assets and Liabilities	38

Statements of Operations	44

Statements of Changes in Net Assets	47

Financial Highlights	54

Notes to Financial Statements	79

Portfolios of Investments	98

Shareholder Meeting Information	131

Advisory Contract Approval Discussion	134

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PRESIDENT’S LETTER

  JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

Investors in global equities gained 8.8% in the six months ended November 30, 2005, according to the MSCI World® Index in dollars, including net reinvested dividends, ending just 1% off the 2005 high. In currencies, the dollar extended its early run in 2005, rising 4.4% against the euro, 5.1% against the pound and 10.4% against the yen in the six month period. Few expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances.

Trends in investment grade fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell. This continued even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates by 25 basis points eight times in the twelve months through May 2005, pulling other short-term rates up in train. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 65 basis points over the same period. This “conundrum”, as Federal Reserve Chairman Greenspan called it, was eventually put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad and consistent productivity growth at home. In addition, foreign investors’ hunger for U.S. investments kept yields down at the long end. At times during the six months ended November 30, especially in October, the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. But in the end the forces of curve flattening prevailed. By November 30, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. On November 17, 2005, the spread over the 13-week U.S. Treasury Bill yield fell to 0.6%, the lowest since March 2001. For the six months ended November 30, the yield on the ten-year U.S. Treasury Note rose by 49 basis points to 4.5%, while the yield on the 13-week U.S. Treasury Bills rose 98 basis points to 3.9%. The broader Lehman Aggregate Index lost 0.5% during the same period.

The U.S. equities market, in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, gained 5.9% including dividends in the six months through November 30, at which point it was trading at a price-to-earnings level of just over 16 times earnings for the current fiscal year. Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, after an indecisive June, stocks benefited from July’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 reached its highest level so far in 2005, a four-year high on August 3, but then fell back. Little headway was made after Hurricanes Katrina and Rita. High prices at the pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, an evidently swift recovery from Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through November 25, to another four-year high, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world.

Internationally, Japan equities soared 22.7%, based on the MSCI Japan® Index in dollars plus net dividends, for the six months ended November 30, 2005. The index actually rose a remarkable 36.2% in yen to a five-year peak. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand and an end to deflation seems to be at hand. The main reservation is that local investors still seem unconvinced. European ex UK markets added 9.0% in the six months ended November according to the MSCI Europe ex UK® Index including net dividends, 14.5% in local currencies to the best levels in four years. Such bullish performance belied low domestic demand, high unemployment, restrictive employment practices and periodic political deadlock, disappointing reformers. A smattering of more hopeful economic data and an upsurge of

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

merger and acquisition activity however, raised spirits in markets that are not particularly expensive. Unemployment seems finally to be edging down in the Eurozone, while GDP growth in the third quarter 2005 was a much more encouraging 0.6% over the second quarter 2005. The UK market gained 5.0% in dollars in the six months ended November 30, based on the MSCI UK® Index including net dividends, concealing a more impressive 10.6% increase in pounds, allowing the market to scale four-year heights. As in the rest of Europe, equities were supported by their relative cheapness and by merger and acquisition activity in the face of mostly miserable economic reports and even terrorist attacks. Manufacturing is in decline and GDP growth set to fall in 2005 to about 1.5%, the weakest since 1992. Nonetheless, company earnings held up and investors supported a market that paid over 3% in dividends.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of November 30, 2005

(as a percent of net assets)

Portfolio holdings are subject to change daily.

The ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. The Fund is managed by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.46% compared to the Merrill Lynch All Convertibles Excluding Mandatory All Qualities (“ML Convertible”) Index which returned 5.40% for the same period.

Portfolio Specifics: The Fund was positioned to take a more neutral approach with most of its weighting in total return convertibles with neither a pure bond-like tilt nor a pure equity tilt. With the comeback in the convertible market, especially in the earlier half of the period, these convertibles regained a lot of the premium lost earlier in the year. As a result, the Fund outperformed the index.

As one can observe from NASDAQ returns (8.39%), technology was a big driver of returns during the six months ended November 30, 2005. The Fund positioning in the sector as well as security selection contributed to over double the returns within the sector versus the benchmark. The Fund also significantly outperformed in the financials, utilities and consumer discretionary sectors. In financials, sub-sector positioning towards the insurance industry and security selection aided outperformance. In the utilities sector, security selection and lack of owning a name moving towards bankruptcy drove most of the outperformance. In the consumer discretionary sector, the significant underweighting of the auto industry as well as positioning in mass merchandising retail contributed positively. The biggest driver of returns in the index was healthcare, where the Fund underperformed somewhat due to its underweighting the pharmaceuticals industry, which witnessed excellent returns during the period. Results were hurt somewhat due to our defensive positioning in telecommunications and high energy prices, which negatively affected our holdings in the transportation sector.

Current Strategy and Outlook: U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going forward. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward.

Going into 2006, economic growth projections, as well corporate profitability projections, are being tempered. With this increased uncertainty, we believe we may witness increased levels of underlying equity volatility, which should be positive for the convertible market by enhancing option value. This will probably be somewhat offset by credit spread widening, which would affect to a lesser degree the bond floors of convertible securities. As a result, the Fund still maintains a neutral approach with heavier weightings in balanced total return convertibles.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, strong balance sheets and low default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a modestly improving economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach that relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy continues to be the foundation for our investment decisions.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Chesapeake Energy Corp.	3.1%

SPDR Trust Series 1	3.0%

Reinsurance Group of America	2.8%

EchoStar Communications Corp., 5.750%, due 05/15/08	2.6%

Costco Wholesale Corp., 0.000%, due 08/19/17	2.3%

Citigroup Funding, Inc.	2.1%

Abgenix, Inc., 1.750%, due 12/15/11	2.0%

Travelers Property Casualty Corp.	2.0%

Advanced Medical Optics, Inc., 2.500%, due 07/15/24	2.0%

Spacehab, Inc., 8.000%, due 10/15/07	2.0%

* Excludes short-term investments related to repurchase agreements and securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Years Ended November 30, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	(3.34)	1.97%	9.94%
Class B(2)	(3.20)%	2.15%	9.94%
Class C(3)	0.83%	2.51%	9.90%
Excluding Sales Charge:
Class A	2.56%	3.19%	10.60%
Class B	1.80%	2.51%	9.94%
Class C	1.83%	2.51%	9.90%
ML Convertible Index(4)	1.14%	4.91%	8.79%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Merrill Lynch All Convertibles Excluding Mandatory All Quantities Index (“ML Convertible Index”) is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least on overall par of $50 million market value.

ING EQUITY AND BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of November 30, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING Equity and Bond Fund (the “Fund”) seeks a balance of long-term capital appreciation and current income. The equity portion of the Fund is managed by James A. Vail, CFA. The bond portion of the Fund is managed by James B. Kauffmann. Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund. All are with ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.32% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, the Lehman Brothers Aggregate Bond (“LBAB”) Index, and the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index), which returned 5.88%, -0.48% and 3.34%, respectively, for the same period.

Portfolio Specifics: The Fund slightly underperformed its respective Indices due to expenses that the Fund bears. The performance of the Fund’s investments was in line with the Index. Sector allocation detracted modestly from results. Stock selection was strongest among consumer discretionary, energy and health care names. Some of the stocks that helped results most were electronics retailer Best Buy, investment bank Goldman Sachs and managed care provider Health Net, which all rose over the period. Stocks that hurt returns were home and building products maker American Standard, pharmaceutical firm Pfizer and semi-conductor maker Maxim Integrated Products. From a sector allocation perspective, results were mixed, with overweights to materials and health care hurting results, though not enough to offset the strong security selection.

The Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the LBAB Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed — allowed us to avoid most pitfalls and resulted in returns higher than the LBAB benchmark. Floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment, which contributed positively to results. Except for a brief period around the timing of hurricane Katrina, the portfolio was positioned for increasing interest rates.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by the twin hurricanes, and consumer sentiment has risen with the recent decline in gasoline prices. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. Falling gasoline prices should reduce headline inflation in the near future and take some pressure off of core consumer price index (“CPI”) inflation. The risk of a cyclical upturn in inflation, however, still exists. The Federal Open Market Committee (“FOMC”) is likely to continue to raise interest rates, but where and when it stops will depend mainly on whether inflation remains under control. We believe bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit and are, therefore, cautious on bonds. The equity market has gained momentum in recent weeks on the back of lower energy prices, and we now have a more constructive view of equities, especially large-capitalization stocks.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

U.S Treasury Note, 4.250%, due 10/15/10	2.6%

Oracle Corp.	1.2%

Teva Pharmaceutical Industries Ltd. ADR	1.2%

Jabil Circuit, Inc.	1.2%

DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1.1%

Banc of America Funding Corp., 4.400%, due 12/31/49	1.1%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.0%

FHLMC, 6.000%, due 01/15/29	1.0%

Cisco Systems, Inc.	1.0%

Wesco Intl., Inc.	0.9%

* Excludes short-term investments related to repurchase agreements

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING EQUITY AND BOND FUND

Average Annual Total Returns for the Years Ended November 30, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	(1.31)%	1.12%	6.25%
Class B(2)	(1.05)%	1.25%	6.23%
Class C(3)	2.83%	1.61%	6.16%
Excluding Sales Charge:
Class A	4.71%	2.33%	6.88%
Class B	3.95%	1.63%	6.23%
Class C	3.83%	1.61%	6.16%
S&P 500 Composite Stock Price Index(4)	8.44%	0.64%	9.28%
Lehman Brothers Aggregate Bond Index(5)	2.40%	6.06%	6.21%
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	6.09%	3.12%	8.39%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Equity and Bond Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

REIT - Real Estate Investment Trust

Portfolio holdings are subject to change daily.

The ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is co-managed by T. Ritson Ferguson, CFA, Chief Investment Officer and Sherry L. Rexroad and Joseph P. Smith, both Managing Directors, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.42% compared to the Morgan Stanley Capital International (“MSCI”) U.S. REIT® Index and the Dow Jones Wilshire (“DJW”) Real Estate Securities Index, which returned 10.85% and 12.06%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance during the six months ended November 30, 2005 is due to a combination of good stock selection (approximately 75%) and good property sector allocation (about 25%). Stock selection was particularly favorable in the office sector, which was actually one of the weakest of the major sectors over all during the six-month period ended November 30, 2005. Strong contributions to relative performance resulted from an overweight in Arden Realty and an underweight in prominent benchmark component Equity Office Properties Trust. To a lesser extent however, stock selection was unfavorable in the regional malls sector, where an overweight in the disappointing Mills Corp. and an underweight in another top benchmark component Simon Property Group detracted from performance.

Current Strategy and Outlook:

Barring a dramatic reversal of fortunes in December, 2005 will mark another good year for real estate stocks. Already we have seen one or two Wall Street firms put out prognostications that REITs will have a tough go of it next year. With full humility (and acknowledgement that our crystal ball is badly clouded too), we would point out that many of these people were making the same predictions a year ago — or even two years ago. What we know is that real estate stocks are offering an average yield of 4.4% (versus a 4.5% yield on 10-year U.S. Treasury bonds) and are trading at an average multiple of 15.2 times next year’s earnings. Both of these metrics make REITs fairly expensive relative to history. On the other hand, we also “know” that REITs are trading at only a very slight premium (4%) to our estimate of Net Asset Value (i.e., the private market value of the company’s real estate). In early December 2005, we received yet another reminder that the public market is viewed as a source of attractively priced real estate, when California Public Employees’ Retirement System (“CalPERS”) and LaSalle Hotel Properties announced an agreement to take an industrial REIT, CenterPoint Properties, private at a 9% premium to what was generally regarded even by bulls like us as a very expensive stock price. Specifically, CenterPoint is being acquired for $50 cash per share versus the consensus NAV estimate of about $32 per share (and our own “bullish” NAV appraisal of $35.50 per share). Until the appetite for private market real estate abates significantly, it is very difficult for us to build a bear market case for U.S. real estate companies.

We are overweight the more economically sensitive hotel and office property sectors. We have reduced our exposure to retail, but still favor the mall group within this property sector. We are underweight the shopping center and industrial sectors. REITs still offer an attractive source of high current income. Earnings growth is positive and accelerating. Given our outlook for continued economic growth and historically low interest rates, we look for continued good returns from an actively managed portfolio of real estate stocks.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Simon Property Group, Inc.	6.8%

ProLogis	5.0%

Boston Properties, Inc.	4.2%

General Growth Properties, Inc.	4.2%

AvalonBay Communities, Inc.	4.2%

Vornado Realty Trust	4.0%

Arden Realty, Inc.	3.9%

Equity Residential	3.6%

Trizec Properties, Inc.	3.6%

Starwood Hotels & Resorts Worldwide, Inc.	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class A December 20, 2002		Since Inception of Class B November 20, 2002		Since Inception of Class C January 17, 2003		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	12.07%	25.34%		—		—		—
Class B(2)	12.96%	—		25.67%		—		—
Class C(3)	16.98%	—		—		28.58%		—
Class O	18.95%	—		—		—		27.85%
Excluding Sales Charge:
Class A	18.91%	27.89%		—		—		—
Class B	17.96%	—		26.29%		—		—
Class C	17.98%	—		—		28.58%		—
Class O	18.95%	—		—		—		27.85%
MSCI U.S. REIT® Index(4)	17.74%	27.22	%(6)	26.72	%(7)	29.39	%(8)	22.74	%(9)
DJW Real Estate Securities Index(5)	19.87%	28.95	%(6)	28.66	%(7)	31.29	%(8)	24.90	%(9)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Real Estate Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

*      Performance was attributed to highly favorable conditions. Please be advised that such conditions may not continue to exist and such performance may not be repeated in the future.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Morgan Stanley Capital International (MSCI) U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT® Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(5) The Dow Jones Wilshire (“DJW”) Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(6) Since inception for the index is shown from January 1, 2003.

(7) Since inception for the index is shown from December 1, 2002.

(8) Since inception for the index is shown from February 1, 2003.

(9) Since inception for the index is shown from September 1, 2004.

ING DISCIPLINED LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes six industries, which each represents 2% - 3% of net assets.

(2) Includes twenty-two industries, which each represents < 2% of net assets.

Portfolio holdings are subject to change daily.

The ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Hugh T.M. Whelan Sr.*, and Douglas Cote’, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.58% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, which returned 5.88% for the same period.

Portfolio Specifics: The Fund slightly underperformed the S&P 500 Index due to expenses that the fund bears. The performance of the Fund’s investments was in line with the Index. An overweight in the energy sector helped performance, while an underweight in the financials sector as well as poor stock selection within the sector hurt performance. Our quantitative equity model helped to choose winning stocks for the six months ended November 30, 2005; our market recognition and valuation factors were particularly helpful.

Apple Computer was one of the best performing stocks in the S&P 500 for the period as profits continued to beat expectations on sales of its ever-expanding line of iPods and other products, and our overweight in this stock boosted performance. Also contributing to the Fund’s performance was an overweight in Motorola. Shares of Motorola rose as the firm continued its return to profitability and strength as it cut costs and introduced innovative, high-end cell phones like the ultra-thin Razr and iTunes-equipped Rokr. Overweights in Valero Energy, the largest U.S. oil refiner, and TXU, a Texas electricity provider, also added to the Fund’s performance. Both companies reported better than expected earnings and benefited from rising energy prices.

An overweight in Dell hurt relative performance. Shares of the nation’s top PC maker Dell sank as sales growth slowed and the firm missed key sales targets. Just as Dell changed its focus this year from cheap PCs to higher-profit systems, consumers began to seek out less expensive models from its rivals. The Fund continues to hold Dell, however, due to its long-term business model and improving capital expenditure deployment, as well as its attractive free cash flow valuation. Also detracting from performance was an underweight in Schlumberger, the world’s largest oilfield services company. The company reported strong earnings, as soaring oil and gas prices led to increased energy exploration and greater demand for drilling equipment, testing and seismic studies.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, growing earnings and attractive valuations. As of November 30, 2005, the Fund was overweight in the information technology, energy, and consumer discretionary sectors, and underweight in the financials, utilities, and health care sectors. However, our overall sector exposures are managed to be close to the S&P 500 Index so that most of our relative performance is driven by individual stock selection.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Disciplined LargeCap Fund.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Exxon Mobil Corp.	3.8%

General Electric Co.	3.0%

Bank of America Corp.	2.4%

Intel Corp.	2.2%

Microsoft Corp.	2.1%

Citigroup, Inc.	2.0%

ChevronTexaco Corp.	1.7%

Cisco Systems, Inc.	1.7%

PepsiCo, Inc.	1.6%

Procter & Gamble Co.	1.6%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING DISCIPLINED LARGECAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception December 30, 1998
Including Sales Charge:
Class A(1)	1.71%	(1.20)%	(0.36)%
Class B(2)	2.16%	(1.16)%	(0.21)%
Class C(3)	6.16%	(0.76)%	(0.21)%
Excluding Sales Charge:
Class A	7.92%	(0.02)%	0.50%
Class B	7.16%	(0.76)%	(0.21)%
Class C	7.16%	(0.76)%	(0.21)%
S&P 500 Composite Stock Price Index(4)	8.44%	0.64%	1.78	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Disciplined LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from January 1, 1999.

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

Diversified Financial Services	13.4%

Pharmaceuticals	9.9%

Software	8.3%

Internet	8.0%

Computers	7.9%

Healthcare-Services	6.7%

Aerospace/Defense	5.8%

Miscellaneous Manufacturing	5.8%

Telecommunications	4.7%

Banks	4.4%

Healthcare-Products	4.3%

Biotechnology	4.2%

2%-3% Industries(1)	9.2%

<2% Industries(2)	8.2%

Other assets and liabilities, net*	(0.8)%

Total	100.0%

(1) Includes four industries, which each represents 2%-3% of net assets.

(2) Includes six industries, which each represents <2% of net assets.

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Shilling, Senior Vice President, and John A. Boselli, Senior Vice President, Portfolio Managers, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.38% compared to the Russell 1000 Growth Index and the Russell 1000 Index, which returned 7.05% and 6.44%, respectively, for the same period.

Portfolio Specifics: Despite concerns about rising inflation and interest rates and stubbornly high oil prices, equity markets moved higher during the period. Growth-oriented stocks outpaced value-oriented stocks by 1.35%, measured by the Russell 1000 Growth Index (7.05%) versus the Russell 1000 Value Index (5.70%).

The Fund underperformed in this environment due to stock selection. Consumer Discretionary stocks provided the greatest headwinds during the six-month period ended November 30, 2005 largely due to positions in satellite radio provider XM Satellite, pet supplies retailer PETsMART, and post-secondary education company Apollo Group. XM Satellite fell on concerns about the rising costs of adding subscribers. PETsMART declined over the summer as other large retailers targeted pet supplies as a growth area. Apollo Group traded lower on a reduced revenue growth rate due to a larger percentage of lower-paying students. Technology stocks were another source of weakness during the same period due to positions in Dell and Research In Motion. Consumer finance company Countrywide Financial also lagged during the period ended November 30, 2005.

Top individual relative contributors included derivatives trading firm Chicago Mercantile, Internet search firm Google, oil field services company Halliburton, and exploration and production firm Petro-Canada. Chicago Mercantile benefited from rising volume and increases in the rates charged per contract traded, while Google rose on strong revenue and earnings growth driven by increased usage of its core search properties. Petro-Canada gained in concert with higher energy prices, and Halliburton benefited from increasing demand for services from energy companies. Since Fund positioning is driven by individual stock decisions, sector weightings may vary from those of the index as a result of these bottom-up stock picks. The Fund benefited from these over- and underweights during the period ended November 30, 2005, particularly from overweight positions in the energy and financial sectors.

Current Strategy and Outlook: Energy prices remain high and may provide an impetus for global inflation to rise. However, we expect that pricing pressures will fail to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We, therefore, look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Recent transactions decreased our exposure to the consumer discretionary sector. Our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales. As a result of bottom-up investment decisions, the Fund ended the period of November 30, 2005 with its largest overweight to the financials sector and its largest underweight to consumer staples.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Yahoo!, Inc.	5.0%

Countrywide Financial Corp.	4.5%

AstraZeneca PLC ADR	4.4%

Medtronic, Inc.	4.3%

UnitedHealth Group, Inc.	4.2%

Electronic Arts, Inc.	4.0%

QUALCOMM, Inc.	3.7%

Network Appliance, Inc.	3.6%

Amgen, Inc.	3.2%

General Electric Co.	3.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception July 21, 1997
Including Sales Charge:
Class A(1)	1.57%	(10.35)%	5.46%
Class B(2)	2.05%	(10.23)%	5.52%
Class C(3)	6.07%	(9.88)%	5.52%
Excluding Sales Charge:
Class A	7.76%	(9.28)%	6.21%
Class B	7.05%	(9.87)%	5.52%
Class C	7.07%	(9.88)%	5.52%
Russell 1000 Growth Index(4)	9.73%	(4.14)%	2.22	%(6)
Russell 1000 Index(5)	9.96%	1.29%	5.35	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Russell 1000 Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6) Since inception performance for index is shown from August 1, 1997.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

Semiconductors	9.3%

Healthcare-Products	8.0%

Pharmaceuticals	7.3%

Retail	6.1%

Oil and Gas Services	5.8%

Healthcare-Services	5.2%

Lodging	4.2%

Miscellaneous Manufacturing	4.2%

Telecommunications	4.0%

Oil and Gas	4.0%

Software	3.9%

Apparel	3.8%

2%-4% Industries(1)	20.1%

<2% Industries(2)	14.7%

Other assets and liabilities, net*	(0.6)%

Total	100.0%

(1) Includes seven industries, which each represents 2%-4% of net assets.

(2) Includes eleven industries, which each represents <2% of net assets.

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Richard Welsh, CFA and Jeff Bianchi, CFA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.84% compared to the Russell MidCap Growth Index and the Russell MidCap Index, which returned 11.05% and 10.18%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark, the Russell MidCap Growth Index, during the six months ended November 30, 2005. On the positive side, overall sector selection and stock selection within energy and health care helped relative returns. Energy was the best performing sector in the index by a wide margin due to strengthening energy prices. Oil and natural gas prices soared due to damages from Hurricanes Katrina and Rita and above average demand. The Fund was positioned well for this upward move with overweight positions primarily in coal (Peabody Energy) and natural gas (Chesapeake Energy). Within the health care sector, performance was driven by Hologic, Inc., a medical device company that benefited from a strong upgrade cycle of digital mammography machines. Earnings expectations for Hologic have risen 41% over the past four months due in part to a “New England Journal of Medicine” article that suggests digital mammography is superior to analog in detecting cancer.

Offsetting these strong performers were some disappointing stocks in the technology and materials sectors. Within technology, our position in Avid Technology performed poorly after the company reported lower than expected earnings and provided a muted outlook for future business trends. In addition, CACI International, a government communications/IT services company, underperformed the market after reporting weak contract awards and backlog growth. Throughout the six months ended November 30, 2005, we added positions in the technology sector, primarily in the semiconductor industry. These stocks performed well, which helped performance particularly in the six-month period ended November 30, 2005 when the sector performed strongly. Additionally, Owens Illinois, which is in the materials sector, was one of our worst performers after it experienced negative earnings due to the spike in natural gas. In the second half of the reporting period, we sold our position as we believed the negative earnings leverage associated with natural gas prices would outweigh the positive effects of a recent acquisition they had made.

Current Strategy and Outlook: The recent Hurricanes Katrina and Rita could have a modest impact on earnings growth in the next couple of quarters. Higher energy prices and the potential for unanticipated increases in inflation could have an ongoing effect on consumer and business confidence. If higher prices and lower confidence reduce demand, then consensus earnings expectations over the next 12 months could be at risk. This risk has muted our expectations for earnings growth next year. As a consequence, we believe that growth stocks with strong fundamentals should perform well, as they historically do during decelerating growth environments. We believe that our bottom-up process of investing in companies with positive business momentum will continue to benefit our clients.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Hologic, Inc.	2.6%

Broadcom Corp.	2.5%

Rockwell Automation, Inc.	2.2%

Gen-Probe, Inc.	2.2%

Micros Systems, Inc.	2.1%

Community Health Systems, Inc.	2.0%

BorgWarner, Inc.	2.0%

Jabil Circuit, Inc.	2.0%

Peabody Energy Corp.	1.9%

Harrah’s Entertainment, Inc.	1.8%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception August 20, 1998
Including Sales Charge:
Class A(1)	6.38%	(5.18)%	8.80%
Class B(2)	7.05%	(5.09)%	8.97%
Class C(3)	11.11%	(4.71)%	8.92%
Excluding Sales Charge:
Class A	12.88%	(4.05)%	9.69%
Class B	12.05%	(4.70)%	8.97%
Class C	12.11%	(4.71)%	8.92%
Russell MidCap Growth Index(4)	16.20%	2.20%	9.45	%(6)
Russell MidCap Index(5)	16.25%	9.83%	12.81	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5) The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6) Since inception performance for index is shown from September 1, 1998.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes six industries, which each represents 2% - 3% of net assets.

(2) Includes twenty industries, which each represents < 2% of net assets.

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

At a meeting held on July 21, 2005, The Board of Trustees (the “Board”) of ING SmallCap Opportunities Fund (the “Fund”) approved the reorganization (the “Reorganization”) of the Fund with and into ING Small Company Fund, subject to approval by the Fund’s shareholders. As a result of the inability to obtain a sufficient number of votes to consider the Reorganization at a Special Meeting of shareholders, the Board has decided not to proceed with the Fund’s Reorganization. The Fund will continue to be managed in accordance with its current investment objective and principal investment strategies.

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.80% compared to the Russell 2000 Growth Index and the Russell 2000 Index, which returned 11.68% and 10.47%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed its Russell 2000 Growth Index benchmark during the past six months due primarily to strong stock selection. Favorable stock selection within industrials, coupled with a modest underweight, was the largest contributor to results for the six months ended November 30, 2005. Within this sector, our overweights in air freight and logistics, trading companies and distributors, and aerospace and defense companies served the Fund well. Forward Air, Mobile Mini, and Middleby all turned in strong results for the period. Stock selection within health care also contributed significantly to results. The industries within health care that added to performance were health care equipment, services, supplies and pharmaceuticals. Kyphon, Intuitive Surgical, and HealthExtras were the largest contributors within the sector on an individual security basis.

Favorable stock selection within energy added to performance as well. Southwestern Energy and Unit were the largest contributors within this sector. Stock selection within financials was also positive, while our underweight in the sector was neutral. ProAssurance and Hilb Rogal & Hobbs added to results. Our overweight in consumer discretionary, coupled with our underweight in materials, negatively impacted performance. Avid Technology, Applebee’s, and Sonic detracted most from results over the period. We sold Avid Technology and Applebee’s and decreased our position in Sonic. We are, however, maintaining a position in Sonic, as we believe that the company is attractively valued and that there will be strong unit growth in the fast food segment of the restaurant market going forward.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in M&A transactions, stock buybacks and dividend increases. With the arrival of a new U.S. Federal Reserve Chairman, we expect to see the end of rate increases in the coming months, provided inflation and energy prices remain stable.

We believe the Fund is positioned well across sectors, with overweights in technology, industrials and energy companies. We believe that our overweight in technology will continue to benefit the Fund going forward, as we invest in companies that we think will grow at an accelerated rate in 2006 as a result of strong new product cycles. Our energy holdings are concentrated in the oil and gas drilling and oil and gas equipment and services groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas declines. Financials and consumer discretionary represent the two largest sector underweights. Until there is evidence that the flat yield curve is likely to steepen, we will likely remain modestly underweighted in financials. Our emphasis in the financial sector is likely to continue to be on non-bank financials (insurance and asset managers) as many small cap banks, despite the difficulties imposed by a flat yield curve, are trading at significant premiums to book value as a result of an expected consolidation. We are also likely to remain underweighted in heavily consumer spending driven sectors such as retail and consumer durables as the already extended consumer is facing the headwinds of higher interest rates and energy prices.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Ishares Russell 2000 Growth Index Fund	2.2%

Unit Corp.	1.8%

ValueClick, Inc.	1.6%

Pacific Sunwear of California, Inc.	1.6%

Forward Air Corp.	1.6%

Pediatrix Medical Group, Inc.	1.5%

Mobile Mini, Inc.	1.4%

Micros Systems, Inc.	1.4%

Kyphon, Inc.	1.4%

Carter’s, Inc.	1.3%

* Excludes short-term investments related to repurchase agreements and securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Years Ended November 30, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	6.67%	(9.37)%	6.74%
Class B(2)	7.32%	(9.29)%	6.63%
Class C(3)	11.30%	(8.94)%	6.61%
Excluding Sales Charge:
Class A	13.17%	(8.29)%	7.37%
Class B	12.32%	(8.94)%	6.63%
Class C	12.30%	(8.94)%	6.61%
Russell 2000 Growth Index(4)	8.06%	3.54%	4.93%
Russell 2000 Index(5)	8.14%	10.12%	9.60%

Based on a $10,000 initial investment, the table above illustrates the total return of ING SmallCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

ING FINANCIAL SERVICES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Steven L. Rayner and Robert M. Kloss, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.62% compared to the Standard & Poor’s (“S&P”) 500 Financials Index and the S&P 500 Composite Stock Price (“S&P 500”) Index, which returned 10.33% and 5.88%, respectively, for the same period.

Portfolio Specifics: During the six month period ended November 30, 2005, financial stocks initially performed at rough parity with the overall market as measured by the S&P 500 Index, as decent growth in the U.S. economy and rising company earnings seemed to offset concerns about rising interest rates and overheated home values. However, beginning in October 2005, as investors began to sense that an end to the current Federal Reserve (“Fed”) tightening cycle might be coming in early 2006, financial stocks shot meaningfully ahead of the broader market.

Despite strong performance from the S&P Financials Index, the Fund outperformed during the period. Two strategies were key to this result. The first was our decision to underweight bank stocks, which we believed were not generally attractive due to high valuations and a more uncertain earnings growth outlook in the face of rising rates and a maturing credit cycle. The second was a move to continue our overweighting of securities brokerage stocks, which we saw as beneficiaries of a more robust environment for both institutional and retail trading, and an improving climate for merger and acquisition activity.

The latter decision resulted in strong performance contributions from brokerage holdings including Goldman Sachs, Lehman Brothers, Merrill Lynch, and E*TRADE Financial. Another segment of capital markets-oriented firms, asset managers Affiliated Managers Group and Franklin Resources, were also top performing holdings.

The insurance sub-sector produced good absolute returns during the period, although our results were mixed. We achieved excellent results from holdings ACE Limited and St. Paul Travelers, but gave some of that back on reinsurer Renaissance Re, which fell in the face of a financial restatement and the resignation of the CEO. We took advantage of a few opportunities in the strongly-performing life insurance group, where Prudential Financial and Genworth aided our results.

Despite our negative outlook on banks, the Fund did enjoy strong results from some individual bank holdings, including Bank of New York and PNC Financial, where earnings are derived more from capital markets flows and asset levels, as opposed to interest rate spreads. Texas-based regional Cullen/Frost was also a solid contributor to our bank holdings.

We did not fare as well in the mortgage arena, where holding Fannie Mae — whose weight we trimmed substantially during the period — was slow to recover from last year’s accounting missteps and management turnover, and faces continued political pressure.

Current Strategy and Outlook: As we approach the start of a new calendar year, a key question on investors’ minds seems to be, “When will the Fed finish the current cycle of rate increases?” If history is any guide, financial stocks might be expected to perform well if and when the Fed signals a pause is at hand. However, forecasting the exact end of a rate cycle is difficult, and is not necessarily essential for making money in financial services stocks.

Our focus remains on fundamental analysis and on valuations. At present, we still see reasonable value in selected capital markets stocks, which tend to respond favorably to economic growth. We also see many interesting prospects in the property/casualty side of insurance, where price increases in the wake of a nasty hurricane season may help drive earnings for much of 2006.

Although we are still cautious regarding bank valuations, selective opportunities may be available in the space, and we remain alert to the potential for Fed policy changes to alter our outlook here.

We also continue to look for situations where we can find fundamental value based on a company’s own internal self-help efforts, where performance is not largely dependent on macroeconomic factors.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Citigroup, Inc.	6.6%
Wells Fargo & Co.	5.5%
Bank of America Corp.	4.2%
American Intl. Group, Inc.	4.1%
JPMorgan Chase & Co.	4.0%
Goldman Sachs Group, Inc.	3.7%
Merrill Lynch & Co., Inc.	3.4%
U.S. Bancorp	3.4%
Affiliated Managers Group, Inc.	3.3%
St. Paul Travelers Cos., Inc.	2.9%

* Excludes short-term investments related to repurchase agreements.
Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FINANCIAL SERVICES FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B October 20, 1997		Since Inception of Class C August 24, 2004		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	6.49%	10.43%	13.58%	—		—		—
Class B(2)	7.08%	10.63%	—	6.49%		—		—
Class C(3)	11.18%	—	—	—		14.93%		—
Class O	12.88%	—	—	—		—		13.94%
Excluding Sales Charge:
Class A	12.99%	11.75%	14.25%	—		—		—
Class B	12.08%	10.89%	—	6.49%		—		—
Class C	12.18%	—	—	—		14.93%		—
Class O	12.88%	—	—	—		—		13.94%
S&P 500 Financials Index(4)	10.81%	5.51%	13.45%	8.32	%(6)	10.82	%(7)	10.82	%(8)
S&P 500 Composite Stock Price Index(5)	8.44%	0.64%	9.28%	5.54	%(6)	12.45	%(7)	12.35	%(8)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Financial Services Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)     Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)     The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.

(5)     The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)     Since inception performance for index is shown from November 1, 1997.

(7)     Since inception performance for index is shown from September 1, 2004.

(8)     Since inception performance for index is shown from October 1, 2004.

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

* Includes securities lending collateral.
(1) Includes two industries, which each represents < 2% of net assets.

Portfolio holdings are subject to change daily.

The ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of large capitalization U.S. companies. The Fund is managed by Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, William Pickering, CFA, Director, Amelia Maccoun Morris, CFA, Director, and Douglas C. Edman, CFA, Director, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.39% compared to the Russell 1000 Value Index and the Russell 1000 Index, which returned 5.70% and 6.44%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increase have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Composite Stock Price Index rose 3.88%.

For the Fund, holdings in the auto components, automobiles, and pharmaceuticals industries tended to decline. Positions such as Delphi, General Motors, and Pfizer were the most significant detractors to performance.

Overall, stock selection within these industries was the main reason for the underperformance.

During the six months ended November 30, 2005, holdings in the food & staples retailing and computers & peripherals industries tended to register gains. On a stock-by-stock basis, Hewlett-Packard and Kroger were the top performers within these industries. Micron Technology, Loews, and Albertson’s also made positive contributions to the Fund’s performance.

Current Strategy and Outlook: During the six months ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the leisure equipment & products and pharmaceuticals industries increased, while exposure to the insurance industry declined. The Fund retains its greatest exposure to the pharmaceuticals industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing large-cap stocks at discounts to what we believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Bellsouth Corp.	4.8%
AT&T, Inc.	4.5%
Merck & Co., Inc.	4.5%
Eastman Kodak Co.	4.3%
Safeway, Inc.	4.2%
Bristol-Myers Squibb Co.	4.0%
Verizon Communications, Inc.	4.0%
Ford Motor Co.	3.9%
Pfizer, Inc.	3.8%
Albertson’s, Inc.	3.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class A and Class B February 2, 2004		Since Inception of Class C February 3, 2004
Including Sales Charge:
Class A(1)	(5.60)%	(1.37)%		—
Class B(2)	(5.56)%	(1.09)%		—
Class C(3)	(1.59)%	—		1.31%
Excluding Sales Charge:		1.88%		—
Class A	0.16%	1.10%		—
Class B	(0.59)%	—		1.31%
Class C	(0.59)%	11.36	%(6)	11.36	%(6)
Russell 1000 Value Index(4)	9.96%	8.44	%(6)	8.44	%(6)
Russell 1000 Index(5)	9.96%

Based on a $10,000 initial investment, the table above illustrates the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)     Reflects deduction of the Class C deferred sales charge of 1%.

(4)     The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)     The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(6)     Since inception performance for the index is shown from February 1, 2004.

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

Diversified Financial Services	15.5%
Oil and Gas	10.3%
Banks	10.0%
Insurance	8.1%
Oil and Gas Services	4.6%
Chemicals	4.3%
Pharmaceuticals	3.8%
Media	3.1%
Repurchase Agreement	2.5%
Agriculture	2.5%
Lodging	2.2%
Retail	2.0%
Miscellaneous Manufacturing	2.0%
<2% Industries(1)	29.2%
Other assets and liabilities, net*	(0.1)%
Total	100.0%

(1) Includes twenty-five industries, which each represents <2% of net assets.
* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.75% compared to the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Stock Price Index, which returned 5.70% and 5.88%, respectively, for the same period.

Portfolio Specifics: The Fund significantly outperformed the indices and added value in six out of ten GICS sectors in the trailing six-month period. Most prominently, effective stock selection within the vigorously performing energy sector, coupled with a modest overweight to this key area, drove relative returns. Companies such as Halliburton, Peabody Energy, Plains Exploration & Production and BJ Services were all held for the entirety of the period and made substantial contributions to the Fund’s overall performance. Within this broad and dynamic sector, our overweights to exploration and production and oil services companies served the Fund well, as these businesses benefited from the capital spending pickup that took place as producers and refiners stretched to meet global demand. Even as oil prices recede from $60 - $70 levels, many of these companies will have already locked in earnings streams through long-term contracts with their clients, and we retain positions in most with a high degree of conviction.

The other key area of outperformance was found in the consumer discretionary sector, where companies such as McDonald’s and Best Buy helped drive results. These are two examples of well-run consumer companies that traded at reasonable multiples considering their franchise value, in the case of McDonald’s, and their superior operating model, in the case of Best Buy. We sold the Best Buy position in the third quarter of 2005 as its valuation caught up to its earnings power, and consumer sentiment began to slacken moving into the fall 2005.

Information technology and financials were two broad sectors in which the Fund’s holdings detracted from performance. Flextronics International, a large contract manufacturer of electronics and circuit boards, hurt performance over the period. The company had suffered from some execution problems, and lost market share to the number one competitor in the space sector, Jabil Circuit. We nevertheless believe that the company’s strong competitive position, coupled with its new management team, will enable it to thrive once again and have decided to hold on to the stock. Within financials, Countrywide Financial and Freddie Mac, two massive mortgage originators in the residential housing market, underperformed due to concerns of an incipient slowdown in the U.S. housing market. We continue to hold these stocks due to their strong business models and their leverage to a healthy, albeit no longer roaring, housing market.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in M&A transactions, stock buybacks and dividend increases. With Bernanke as the new Fed Chairman, we are expecting to see the end of rate increases in the coming months, provided inflation and energy prices remain benign.

The Fund is positioned well across sectors, with small overweights in energy, consumer and materials companies. Financials and utilities represent the two largest sector underweights. We do not see much value in utilities trading at historically high multiples in a commoditized and still highly regulated industry. Our energy holdings are concentrated in the exploration and production and oil services industry groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas continues to drop from inflated levels.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Bank of America Corp.	4.3%
Wells Fargo & Co.	3.6%
Exxon Mobil Corp.	3.5%
Pfizer, Inc.	3.1%
Citigroup, Inc.	2.7%
J.P. Morgan Chase & Co.	2.5%
Altria Group, Inc.	2.5%
Countrywide Financial Corp.	2.3%
MetLife, Inc.	2.3%
General Electric Co.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class C June 1, 1999
Including Sales Charge:
Class A(1)	1.82%	(0.68)%	6.91%	—
Class B(2)	2.15%	(0.55)%	6.78%	—
Class C(3)	6.11%	(0.22)%	—	0.33%
Class M(4)	3.68%	(0.67)%	6.69%	—
Excluding Sales Charge:
Class A	8.03%	0.50%	7.54%	—
Class B	7.15%	(0.21)%	6.78%	—
Class C	7.11%	(0.22)%	—	0.33%
Class M	7.44%	0.04%	7.07%	—
Russell 1000 Value Index(5)	9.96%	6.18%	11.15%	4.68%
S&P 500(6)	8.44%	0.64%	9.28%	0.92%

Based on a $10,000 initial investment, the table above illustrates the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)     Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)     Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)     The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)     The Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes three industries, which each represents 2% - 3% of net assets.
(2) Includes four industries, which each represents < 2% of net assets.
* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Charles H. Brandes, CFA, Chairman, Barbara Kyrillos, Senior Analyst, Kenneth Little, CFA, Director, R. Erickson Cox, CFA, Senior Analyst, and Ted Kim, CFA, Senior Analyst, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.27% compared to the Russell MidCap Value Index and the Russell MidCap Index, which returned 9.19% and 10.18%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increase have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Composite Stock Price Index rose 3.88%.

For the Fund, gains for positions in industries such as textiles, apparel & luxury goods and insurance made the most substantial contributions to returns. Top performers in these industries included Tommy Hilfiger and Phoenix Companies. Other top holdings included Goodyear Tire & Rubber, Maytag, and Covergys.

Conversely, positions in the auto components and health care providers & services industries tended to detract from returns. Holdings including Delphi, Tenet Healthcare, and Dana Corporation posted losses.

Overall, stock selection in these industries, and in the electronic equipment & instruments industry (technology sector), was the main reason for the underperformance.

Current Strategy and Outlook: During the six-month period ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

Stock-specific purchases and sales, as well as changes in the prices of holdings, shifted the portfolios’ industry exposures modestly during the period. For example, exposure to the chemicals and electronic equipment & instruments industries rose as a result of appreciation and select purchases. Price declines and the sale of select holdings within the oil, gas, & consumable fuels, airlines and diversified consumer services industries tended to reduce exposure in these areas. The Fund retains its greatest exposure to the auto components industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing mid-cap stocks at discounts to what believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Unisys Corp.	4.7%
Agere Systems, Inc.	4.7%
3Com Corp.	4.4%
Goodyear Tire & Rubber Co.	4.4%
IKON Office Solutions, Inc.	4.4%
Solectron Corp.	3.8%
Safeway, Inc.	3.7%
Tenet Healthcare Corp.	3.6%
Maytag Corp.	3.5%
Sanmina-SCI Corp.	3.4%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B and C February 4, 2002
Including Sales Charge:
Class A(1)	(7.92)%	3.66%	—
Class B(2)	(7.90)%	—	4.25%
Class C(3)	(3.94)%	—	4.94%
Excluding Sales Charge:
Class A	(2.30)%	5.28%	—
Class B	(3.05)%	—	4.94%
Class C	(2.96)%	—	4.94%
Russell MidCap Value Index(4)	15.89%	14.92%	14.92	%(6)
Russell MidCap Index(5)	16.25%	12.73%	12.73	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively for the 1 year and since inception returns.

(3)     Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)     The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)     The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6)     Since inception performance for index is shown from February 1, 2002.

ING MIDCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of total investments)

(1) Includes fourteen industries, which each represents < 2% of total investments.

Portfolio holdings are subject to change daily.

The ING MidCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Managing Director/Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.28% compared to the Russell MidCap Value Index and the Russell MidCap Index, which returned 9.19% and 10.18%, respectively, for the same period.

Portfolio Specifics: Since May 31, 2005, performance of the Fund has been positive and has outperformed its benchmark, the Russell MidCap Value Index. Strong gains in the materials and processing sector combined with an overweight position in the sector were the major contributors to positive performance. Our gold mining holdings, such as Lihir Gold, Bema Gold, Placer Dome and AngloGold Ashanti Ltd., performed particularly well as they benefited from the 17% increase in the price of gold during the period. Energy sector holdings, including Nexen and Technip, also registered strong positive returns, which were driven by increased worldwide demand for fuel and higher oil prices. Union Pacific and CP Ships, two of our transportation sector holdings, reached new multi-year highs as worldwide demand for transportation services continued to increase. Producer durable sector holdings, Shaw Group and Trinity Industries, also recorded positive gains. Modest gains from our investments in the utilities sector, including EDP Energias De Portugal and Korea Electric Power, also contributed to performance. Consumer staples sector holdings had mixed performance results. Premium Standard Farms, Kroger, Albertsons, and Rite Aid had positive returns, whereas Sara Lee, Tyson Foods, and Del Monte Foods declined during the period. Also detracting from performance were several holdings in the technology sector, including Maxtor Corp., Kyocera Corp. and Authentidate Holding. Paper industry holdings Domtar and Wausau-Mosinee Paper also declined, as industry fundamentals continued to deteriorate.

Current Strategy and Outlook: We continue to find value opportunity in the materials and processing sector, particularly in gold mining, and are increasingly interested in agricultural companies and paper manufacturers. We believe that these companies stand to benefit from favorable worldwide supply/demand fundamentals, many stocks sell at discounts to their liquidation values (even using distressed commodity price assumptions), and that this sector will continue to generate returns in the long run. We are also finding value opportunities in the international arena and have invested in a wide range of ADRs. Convertible bond investments have also become more attractive, particularly in the technology sector. Finding value opportunities in the finance and healthcare sectors remain challenging, especially in the mid-cap range in which we operate, and thus we remain underweight in these sectors.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

FNMA, 3.700%, due 12/01/05	10.7%
AGCO Corp.	3.8%
Tyson Foods, Inc.	3.3%
Lihir Gold Ltd. ADR	3.2%
GrafTech Intl. Ltd., 1.625%, due 01/15/24	3.0%
Union Pacific Corp.	3.0%
Maxtor Corp.	2.9%
Bema Gold Corp.	2.8%
Barrick Gold Corp.	2.7%
AngloGold Ashanti Ltd. ADR	2.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE CHOICE FUND

Cumulative Total Returns for the Periods Ended November 30, 2005
	Since Inception of Class A and Class B February 1, 2005	Since Inception of Class C February 7, 2005
Including Sales Charge:
Class A(1)	9.05%	—
Class B(2)	10.20%	—
Class C(3)	—	14.79%
Excluding Sales Charge:
Class A	15.70%	—
Class B	15.20%	—
Class C	—	15.79%
Russell MidCap Value Index(4)	14.22%	14.22	%(6)
Russell MidCap Index(5)	14.33%	14.33	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING MidCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)     Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)     The Russell MidCap Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)     The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6)     Since inception performance for index is shown from February 1, 2005.

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

Auto Parts and Equipment	19.0%
Telecommunications	13.5%
Insurance	10.9%
Home Furnishings	7.0%
Chemicals	6.5%
Food	6.4%
Computers	4.8%
Semiconductors	4.3%
Electronics	4.2%
Home Builders	3.7%
Retail	2.6%
Machinery-Diversified	2.6%
2%-4% Industries(1)	4.1%
<2% Industries(2)	12.4%
Other assets and liabilities, net*	(2.0)%
Total	100.0%

(1) Includes two industries, which each represents 2%-4% of net assets.
(2) Includes nine industries, which each represents <2% of net assets.
* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by William Pickering, CFA, Director, Robert J. Gallagher, CFA, Director, Jeffrey Meyer, CFA, Director, Luiz G. Sauerbronn, Analyst, and Ralph Birchmeier, CFA, Senior Analyst, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.26% compared to the Russell 2000 Value Index and the Russell 2000 Index, which returned 9.21% and 10.47%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increases have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Index rose 3.88%.

For the Fund, positions in the textiles, apparel & luxury goods and insurance industries made the most substantial contributions to returns. Top performers in these industries included Tommy Hilfiger (textiles, apparel & luxury goods) and National Western Life Insurance (insurance). Other top performers included LaBranche & Company (capital markets), Adaptec (computers & peripherals), and Maytag (household durables).

In contrast, holdings in the health care providers & services and airlines industries tended to decline. On a stock-by-stock basis, declines for positions in OCA (health care services & providers), Delta Air Lines (airlines), Tecumseh Products (machinery), and Dana Corporation (auto components) were the most significant detractors from the Fund’s performance.

Overall, stock selection within these industries was the main reason for the underperformance.

Current Strategy and Outlook: During the six-month period ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the chemicals and insurance industries increased, while exposure to the textiles, apparel & luxury goods industry declined. The Fund retains its greatest exposure in the auto components industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing small-cap stocks at discounts to what we believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Interstate Bakeries Corp.	4.6%
Kemet Corp.	4.2%
3Com Corp.	3.9%
UTStarcom, Inc.	3.9%
Superior Industries Intl., Inc.	3.6%
National Western Life Insurance Co.	3.6%
Goodyear Tire & Rubber Co.	3.5%
Agere Systems, Inc.	3.4%
Adaptec, Inc.	3.3%
Gateway, Inc.	3.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B February 4, 2002		Since Inception of Class C February 7, 2002
Including Sales Charge:
Class A(1)	(7.15)%	10.15%	—		—
Class B(2)	(7.08)%	—	10.94%		—
Class C(3)	(3.24)%	—	—		11.80%
Excluding Sales Charge:
Class A	(1.48)%	11.87%	—		—
Class B	(2.19)%	—	11.52%		—
Class C	(2.26)%	—	—		11.80%
Russell 2000 Value Index(4)	8.04%	13.89%	13.89	%(6)	13.89	%(6)
Russell 2000 Index(5)	8.14%	10.58%	10.58	%(6)	10.58	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)     Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3)     Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)     The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)     The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)     Since inception performance for index is shown from February 1, 2002.

ING SMALLCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes ten industries, which each represents 2% - 3.2% of net assets.
(2) Includes seven industries, which each represents < 2% of net assets.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.90% compared to the Russell 2000 Value Index and the Russell 2000 Index, which returned 9.21% and 10.47%, respectively, for the same period.

Portfolio Specifics: The Fund had strong performance on an absolute basis and significantly exceeded the results of the Russell 2000 Value Index benchmark. While the Fund has been overweighted in sectors with very positive returns, the vast majority of the outperformance was generated by stock selection. The strongest sector returns were generated by energy, technology, and materials and processing. Three of the four top contributors to the Fund’s performance were energy holdings, i.e., Southwestern Energy, Range Resources and Stolt Offshore. The Fund was underweighted in the underperforming consumer discretionary sector, but the second largest contribution to performance was the holding in Gymboree. Casey’s and Premium Standard Farms were excellent performers. The best performers in materials and processing were Aleris, Gibraltar, and Glatfelter, while the worst performer was Buckeye Technologies. Within NWQ’s market weight in technology, Mattson Technology and Quantum outperformed but Excel Technology disappointed with negative six-month returns. Producer durable returns were very strong across our holdings led by Johnson Controls buy-out of York International. The four stocks with the largest negative impact on the Fund were New York Mortgage, HomeBanc, Sauer-Danfoss, and Saxon Capital. Three of these four stocks are mortgage REITs. The Fund’s overweighted position in these stocks negatively impacted returns in the six months. Investors have been concerned about the effect of rising short-term interest rates and a flatter yield curve on the ability of mortgage REITs to maintain their current dividends. Trading close to or below book value, we believe that the market has over discounted the risks, and these stocks are quite attractive investments.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

FNMA, 3.700%, due 12/01/05	5.9%
Griffon Corp.	4.0%
Gibraltar Industries, Inc.	3.5%
Century Aluminum Co.	3.4%
Mattson Technology, Inc.	3.4%
Gymboree Corp.	3.3%
Denbury Resources, Inc.	3.2%
Sauer-Danfoss, Inc.	3.2%
Southwestern Energy Co.	3.2%
Wausau-Mosinee Paper Corp.	3.0%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: During the six months ended November 30, 2005, small cap stocks have continued to generally outperform their large cap brethren despite a number of increases in short term interest rates by the Federal Reserve Board. Historically, when the Federal Reserve tightens monetary policy, corporate bond spreads tend to widen in anticipation of a slowing economy and small cap tends to underperform large cap. Surprisingly, corporate bond spreads have not widened reflecting abundant global liquidity, which continues to flow into the U.S. bond market. In this type of environment, small cap companies find it very easy to borrow to finance their operations despite higher interest rates. Until we see a more significant widening in corporate bond spreads, small cap stocks have a reasonable probability of outperforming large cap. In general, the equity markets look undervalued relative to longer-term bonds. The key risks to the markets are a new Federal Reserve Chairman who may continue to raise interest rates to establish his inflation fighting credibility, another terrorist act in the U.S., and last but not least, Congress does not extend the lower tax rates on capital gains and dividends.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE CHOICE FUND

Cumulative Total Returns for the Periods Ended November 30, 2005
	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 2, 2005
Including Sales Charge:
Class A(1)	4.43%	—
Class B(2)	5.10%	—
Class C(3)	—	8.75%
Excluding Sales Charge:
Class A	10.80%	—
Class B	10.10%	—
Class C	—	9.75%
Russell 2000 Value Index(4)	9.76%	9.76	%(6)
Russell 2000 Index(5)	9.61%	9.61	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING SmallCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)       Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)       Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)       Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)       The Russell 2000 Value Index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)       The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)       Since inception performance for index is shown from February 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Convertible Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,074.60	1.33%	$6.92
Class B	1,000.00	1,070.50	2.08	10.80
Class C	1,000.00	1,070.70	2.08	10.80
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.33%	$6.73
Class B	1,000.00	1,014.64	2.08	10.50
Class C	1,000.00	1,014.64	2.08	10.50

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING Equity and Bond Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,033.20	1.36%	$6.93
Class B	1,000.00	1,029.20	2.11	10.73
Class C	1,000.00	1,029.00	2.11	10.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,014.49	2.11	10.66

ING Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,124.20	1.20%	$6.39
Class B	1,000.00	1,120.10	1.95	10.36
Class C	1,000.00	1,119.90	1.95	10.36
Class O	1,000.00	1,124.40	1.17	6.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class O	1,000.00	1,019.20	1.17	5.92

ING Disciplined LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,055.80	1.36%	$7.01
Class B	1,000.00	1,051.90	2.11	10.85
Class C	1,000.00	1,051.90	2.11	10.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,014.49	2.11	10.66

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING LargeCap Growth Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,063.80	1.45%	$7.50
Class B	1,000.00	1,060.60	2.10	10.85
Class C	1,000.00	1,060.80	2.10	10.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,014.54	2.10	10.61

ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,098.40	1.50%	$7.89
Class B	1,000.00	1,094.30	2.25	11.81
Class C	1,000.00	1,094.70	2.25	11.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,013.79	2.25	11.36

ING SmallCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,128.00	1.50%	$8.00
Class B	1,000.00	1,123.70	2.25	11.98
Class C	1,000.00	1,123.50	2.25	11.98
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,013.79	2.25	11.36

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING Financial Services Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,116.20	1.18%	$6.26
Class B	1,000.00	1,111.60	1.93	10.22
Class C	1,000.00	1,112.00	1.93	10.22
Class O	1,000.00	1,116.00	1.18	6.26
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.18%	$5.97
Class B	1,000.00	1,015.39	1.93	9.75
Class C	1,000.00	1,015.39	1.93	9.75
Class O	1,000.00	1,019.15	1.18	5.97

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$996.10	1.45%	$7.26
Class B	1,000.00	992.10	2.20	10.99
Class C	1,000.00	992.10	2.20	10.99
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.04	2.20	11.11
Class C	1,000.00	1,014.04	2.20	11.11

ING MagnaCap Fund
Actual Fund Return
Class A	$1,000.00	$1,087.50	1.06%	$5.55
Class B	1,000.00	1,081.60	1.87	9.76
Class C	1,000.00	1,082.20	1.87	9.76
Class M	1,000.00	1,084.00	1.62	8.46
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.06%	$5.37
Class B	1,000.00	1,015.69	1.87	9.45
Class C	1,000.00	1,015.69	1.87	9.45
Class M	1,000.00	1,016.95	1.62	8.19

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING MidCap Value Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,002.70	1.57%	$7.88
Class B	1,000.00	999.10	2.32	11.63
Class C	1,000.00	999.10	2.32	11.63
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.20	1.57%	$7.94
Class B	1,000.00	1,013.44	2.32	11.71
Class C	1,000.00	1,013.44	2.32	11.71

ING MidCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,162.80	1.50%	$8.13
Class B	1,000.00	1,157.80	2.25	12.17
Class C	1,000.00	1,157.90	2.25	12.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,013.79	2.25	11.36

ING SmallCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,032.60	1.59%	$8.10
Class B	1,000.00	1,029.30	2.34	11.90
Class C	1,000.00	1,028.60	2.34	11.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.10	1.59%	$8.04
Class B	1,000.00	1,013.34	2.34	11.81
Class C	1,000.00	1,013.34	2.34	11.81

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING SmallCap Value Choice Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,159.00	1.51%	$8.17
Class B	1,000.00	1,154.10	2.26	12.20
Class C	1,000.00	1,155.00	2.26	12.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.51%	$7.64
Class B	1,000.00	1,013.74	2.26	11.41
Class C	1,000.00	1,013.74	2.26	11.41

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING LargeCap Growth Fund
ASSETS:
Investments in securities at value+*	$144,381,742	$54,740,330	$267,445,016	$42,958,251	$298,230,671
Short-term investments at amortized cost	—	—	222,977	—	3,425,648
Repurchase agreement	3,870,000	976,000	—	71,000	—
Cash	—	1,953	520,185	173	380,904
Collateral for securities loaned	28,047,345	—	—	3,399,769	67,516,273
Receivables:
Investment securities sold	—	407,570	1,339,192	3,449,121	—
Fund shares sold	40,019	—	381,030	3,498	446,779
Dividends and interest	753,973	209,185	226,908	108,252	141,082
Unrealized appreciation on swap agreement	—	568	—	—	—
Prepaid expenses	21,885	20,360	51,777	28,749	33,706
Reimbursement due from manager	—	1,006	28	2,774	19,272
Total assets	177,114,964	56,356,972	270,187,113	50,021,587	370,194,335

LIABILITIES:
Payable for investment securities purchased	—	2,391,073	—	3,243,918	1,579,903
Payable for fund shares redeemed	383,128	34,096	240,339	183,244	1,233,081
Payable upon receipt of securities loaned	28,047,345	—	—	3,399,769	67,516,273
Unrealized depreciation on swap agreements	—	915	—	—	—
Payable to affiliates	195,541	63,143	199,081	60,633	364,458
Payable to custodian due to bank overdraft	28,153	—	—	—	—
Payable for trustee fees	9,781	2,110	1,547	1,572	4,360
Other accrued expenses and liabilities	139,494	80,669	116,879	116,119	276,092
Total liabilities	28,803,442	2,572,006	557,846	7,005,255	70,974,167
NET ASSETS	$148,311,522	$53,784,966	$269,629,267	$43,016,332	$299,220,168

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,377,702	$63,454,684	$175,894,963	$83,415,176	$622,325,618
Undistributed net investment income (distributions in excess of net investment income)	468,960	(3,094)	2,786,623	(9,847)	(2,673,102)
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(65,626,538)	(10,977,248)	16,804,874	(44,197,078)	(373,250,029)
Net unrealized appreciation on investments foreign currency related transactions, futures, and swaps	4,091,398	1,310,624	74,142,807	3,808,081	52,817,681
NET ASSETS	$148,311,522	$53,784,966	$269,629,267	$43,016,332	$299,220,168

+ Including securities loaned at value	$27,316,239	$—	$—	$3,300,862	$65,420,296
* Cost of investments in securities	$140,290,344	$53,429,359	$193,302,209	$39,150,170	$245,412,990

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING LargeCap Growth Fund
Class A:
Net assets	$49,216,303	$31,125,676	$82,593,726	$5,129,009	$109,361,251
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,658,828	2,372,263	5,036,996	501,799	5,751,278
Net asset value and redemption price per share	$18.51	$13.12	$16.40	$10.22	$19.02
Maximum offering price per share (5.75)(1)	$19.64	$13.92	$17.40	$10.84	$20.18

Class B:
Net assets	$44,205,861	$11,690,284	$4,587,506	$26,578,446	$97,843,723
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,162,429	822,652	279,203	2,732,153	5,324,700
Net asset value and redemption price per share(2)	$20.44	$14.21	$16.43	$9.73	$18.38
Maximum offering price per share	$20.44	$14.21	$16.43	$9.73	$18.38

Class C:
Net assets	$52,603,385	$10,878,200	$2,638,630	$11,308,849	$49,390,251
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,769,089	868,668	155,978	1,162,639	2,696,572
Net asset value and redemption price per share(2)	$19.00	$12.52	$16.92	$9.73	$18.32
Maximum offering price per share	$19.00	$12.52	$16.92	$9.73	$18.32

Class I:
Net assets	n/a	n/a	$161,320,277	$28	$41,042,470
Shares authorized	n/a	n/a	unlimited	unlimited	unlimited
Par value	n/a	n/a	$0.01	$0.01	$0.01
Shares outstanding	n/a	n/a	9,404,339	3	2,083,791
Net asset value and redemption price per share	n/a	n/a	$17.15	$9.33	$19.70
Maximum offering price per share	n/a	n/a	$17.15	$9.33	$19.70

Class O:
Net assets	n/a	n/a	$18,489,128	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	n/a	1,128,355	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$16.39	n/a	n/a
Maximum offering price per share	n/a	n/a	$16.39	n/a	n/a

Class Q:
Net assets	$2,285,973	$90,806	n/a	n/a	$1,582,473
Shares authorized	unlimited	unlimited	n/a	n/a	unlimited
Par value	$0.01	$0.01	n/a	n/a	$0.01
Shares outstanding	127,434	6,963	n/a	n/a	80,992
Net asset value and redemption price per share	$17.94	$13.04	n/a	n/a	$19.54
Maximum offering price per share	$17.94	$13.04	n/a	n/a	$19.54

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund
Investments in securities at value+*	$348,061,651	$186,724,556	$295,397,831	$46,760,927	$335,122,256
Repurchase agreement	5,204,000	4,514,000	7,789,000	—	8,534,000
Cash	722	858	33	151,671	—
Cash collateral for futures	—	—	—	—	141,750
Collateral for securities loaned	64,263,537	38,543,719	—	—	34,582,823
Receivables:
Investment securities sold	4,769,553	2,777,209	377,613	369,551	—
Fund shares sold	38,496	86,282	205,874	108,349	—
Dividends and interest	106,591	26,761	483,266	158,152	831,521
Prepaid expenses	31,050	25,625	39,345	12,856	33,923
Reimbursement due from manager	71,510	36,466	—	2,253	—
Total assets	422,547,110	232,735,476	304,292,962	47,563,759	379,246,273

LIABILITIES:
Payable for investment securities purchased	5,208,223	278,515	726,615	—	434,160
Payable for fund shares redeemed	1,106,248	644,428	419,966	168,158	296,278
Payable for futures variation margin	—	—	—	—	18,450
Payable upon receipt of securities loaned	64,263,537	38,543,719	—	—	34,582,823
Payable to affiliates	522,849	249,677	309,455	60,332	289,575
Payable to custodian due to bank overdraft	—	—	—	—	3,198
Payable for trustee fees	11,533	9,091	8,848	371	37,979
Other accrued expenses and liabilities	300,680	195,513	270,427	65,813	236,206
Total liabilities	71,413,070	39,920,943	1,735,311	294,674	35,898,669
NET ASSETS	$351,134,040	$192,814,533	$302,557,651	$47,269,085	$343,347,604

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$467,525,253	$438,062,859	$206,333,543	$46,026,500	$360,356,880
Undistributed net investment income (accumulated net investment loss)	(2,572,690)	(1,436,665)	2,149,921	303,396	101,750
Accumulated net realized gain (loss) on investments and futures	(176,739,995)	(279,129,234)	23,799,554	3,054,336	(61,691,135)
Net unrealized appreciation or depreciation on investments and futures	62,921,472	35,317,573	70,274,633	(2,115,147)	44,580,109
NET ASSETS	$351,134,040	$192,814,533	$302,557,651	$47,269,085	$343,347,604

+ Including securities loaned at value	$63,015,280	$37,733,744	$—	$—	$33,715,926
* Cost of investments in securities	$285,140,179	$151,406,983	$225,123,198	$48,876,074	$290,500,716

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund
Class A:
Net assets	$122,414,387	$97,463,952	$193,924,858	$24,916,204	$299,378,632
Shares authorized	unlimited	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	8,563,662	3,545,742	7,823,873	2,446,236	25,706,262
Net asset value and redemption price per share	$14.29	$27.49	$24.79	$10.19	$11.65
Maximum offering price per share (5.75%)(1)	$15.16	$29.17	$26.30	$10.81	$12.36

Class B:
Net assets	$123,421,337	$36,181,699	$103,121,080	$8,090,332	$31,435,652
Shares authorized	unlimited	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	9,085,253	1,442,694	4,241,432	802,058	2,781,006
Net asset value and redemption price per share(2)	$13.58	$25.08	$24.31	$10.09	$11.30
Maximum offering price per share	$13.58	$25.08	$24.31	$10.09	$11.30

Class C:
Net assets	$97,217,674	$43,002,234	$147,061	$11,507,625	$6,351,820
Shares authorized	unlimited	unlimited	unlimited	unlimited	20,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	7,191,816	1,718,452	6,071	1,141,002	561,431
Net asset value and redemption price per share(2)	$13.52	$25.02	$24.22	$10.09	$11.31
Maximum offering price per share	$13.52	$25.02	$24.22	$10.09	$11.31

Class I:
Net assets	$3,428,957	$15,941,501	n/a	$2,754,924	$2,600,541
Shares authorized	unlimited	unlimited	n/a	unlimited	50,000,000
Par value	$0.01	$0.01	n/a	$0.01	$0.10
Shares outstanding	233,286	570,193	n/a	269,942	224,754
Net asset value and redemption price per share	$14.70	$27.96	n/a	$10.21	$11.57
Maximum offering price per share	$14.70	$27.96	n/a	$10.21	$11.57

Class M:
Net assets	n/a	n/a	n/a	n/a	$3,580,959
Shares authorized	n/a	n/a	n/a	n/a	5,000,000
Par value	n/a	n/a	n/a	n/a	$0.10
Shares outstanding	n/a	n/a	n/a	n/a	309,097
Net asset value and redemption price per share	n/a	n/a	n/a	n/a	$11.59
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	n/a	$12.01

Class O:
Net assets	n/a	n/a	$5,364,652	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	n/a	216,975	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$24.72	n/a	n/a
Maximum offering price per share	n/a	n/a	$24.72	n/a	n/a

Class Q:
Net assets	$4,651,685	$225,147	n/a	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a	n/a
Par value	$0.01	$0.01	n/a	n/a	n/a
Shares outstanding	321,713	8,126	n/a	n/a	n/a
Net asset value and redemption price per share	$14.46	$27.71	n/a	n/a	n/a
Maximum offering price per share	$14.46	$27.71	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
ASSETS:
Investments in securities at value+*	$125,255,929	$28,885,587	$117,517,850	$14,986,178
Short-term investments at amortized cost	415,957	3,309,660	—	956,902
Cash	415,308	367,735	—	105,976
Collateral for securities loaned	32,728,403	—	32,464,344	—
Receivables:
Investment securities sold	1,135,429	—	—	12,843
Fund shares sold	8,228	366,011	6,275	180,215
Dividends and interest	146,128	64,408	142,770	3,804
Prepaid expenses	18,096	29,741	25,991	29,082
Reimbursement due from manager	—	8,313	—	11,260
Total assets	160,123,478	33,031,455	150,157,230	16,286,260

LIABILITIES:
Payable for investment securities purchased	—	1,869,773	—	—
Payable for fund shares redeemed	1,143,708	9,033	1,903,681	18,371
Payable upon receipt of securities loaned	32,728,403	—	32,464,344	—
Payable to affiliates	175,357	38,417	158,912	19,896
Payable to custodian due to bank overdraft	—	—	310,031	—
Payable for trustee fees	1,181	236	1,958	251
Other accrued expenses and liabilities	133,879	34,293	118,088	27,468
Total liabilities	34,182,528	1,951,752	34,957,014	65,986
NET ASSETS	$125,940,950	$31,079,703	$115,200,216	$16,220,274

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$126,918,018	$28,679,278	$106,820,196	$14,723,188
Undistributed net investment income (accumulated net investment loss)	(719,799)	23,428	(322,123)	2,481
Accumulated net realized gain on investments	22,180,056	388,742	26,252,794	193,776
Net unrealized appreciation or depreciation on investments	(22,437,325)	1,988,255	(17,550,651)	1,300,829
NET ASSETS	$125,940,950	$31,079,703	$115,200,216	$16,220,274

+ Including securities loaned at value	$31,253,978	$—	$30,549,542	$—
* Cost of investments in securities	$147,693,254	$26,896,992	$135,068,501	$13,685,251

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
Class A:
Net assets	$58,053,652	$15,624,045	$59,669,465	$10,725,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,253,328	1,350,496	4,483,960	967,558
Net asset value and redemption price per share	$11.05	$11.57	$13.31	$11.08
Maximum offering price per share (5.75%)(1)	$11.72	$12.28	$14.12	$11.76

Class B:
Net assets	$32,468,386	$3,348,486	$20,828,167	$1,159,944
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,006,263	290,663	1,605,112	105,309
Net asset value and redemption price per share(2)	$10.80	$11.52	$12.98	$11.01
Maximum offering price per share	$10.80	$11.52	$12.98	$11.01

Class C:
Net assets	$33,976,749	$9,775,111	$34,152,618	$3,713,514
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,146,702	849,424	2,635,100	336,525
Net asset value and redemption price per share(2)	$10.80	$11.51	$12.96	$11.03
Maximum offering price per share	$10.80	$11.51	$12.96	$11.03

Class I:
Net assets	$1,428,564	$2,332,061	$484,190	$621,477
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	127,575	201,529	36,032	55,994
Net asset value and redemption price per share	$11.20	$11.57	$13.44	$11.10
Maximum offering price per share	$11.20	$11.57	$13.44	$11.10

Class Q:
Net assets	$13,599	n/a	$65,776	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	1,233	n/a	4,872	n/a
Net asset value and redemption price per share	$11.03	n/a	$13.50	n/a
Maximum offering price per share	$11.03	n/a	$13.50	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING LargeCap Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$939,701	$263,234	$5,361,383	$413,264	$1,109,465
Interest	1,936,486	563,592	19,037	6,995	31,107
Securities lending income	39,718	—	—	692	24,465
Total investment income	2,915,905	826,826	5,380,420	420,951	1,165,037

EXPENSES:
Investment management fees	592,863	212,498	894,360	155,999	1,147,481
Distribution and service fees:
Class A	91,764	53,974	94,606	7,808	193,839
Class B	241,348	69,981	21,468	138,097	512,264
Class C	275,544	58,528	13,609	58,730	255,180
Class O	—	—	21,314	—	—
Class Q	2,853	152	—	—	2,235
Transfer agent fees:
Class A	28,977	22,376	20,315	3,458	78,795
Class B	26,928	10,118	1,149	18,360	72,873
Class C	30,735	8,419	735	7,808	36,301
Class I	—	—	18,568	—	7,751
Class O	—	—	1,811	—	—
Class Q	602	42	—	—	314
Administrative service fees	79,048	28,333	127,764	22,285	152,996
Shareholder reporting expense	26,070	4,491	41,635	14,314	96,155
Registration fees	25,783	21,946	40,372	20,400	30,652
Professional fees	7,320	4,689	11,768	7,449	17,298
Custody and accounting expense	20,175	14,035	15,290	7,320	17,050
Trustee fees	1,314	2,196	2,280	650	4,455
Miscellaneous expense	10,243	2,475	8,207	18,210	10,467
Total expenses	1,461,567	514,253	1,335,251	480,888	2,636,106
Net waived and reimbursed fees	(26,218)	(32,715)	—	(30,123)	(13,541)
Brokerage commision recapture	—	—	(58,259)	—	(14,084)
Net expenses	1,435,349	481,538	1,276,992	450,765	2,608,481
Net investment income (loss)	1,480,556	345,288	4,103,428	(29,814)	(1,443,444)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain on:
Investments	5,570,617	2,991,101	6,521,125	1,455,807	18,883,588
Foreign currency related transactions	—	2,074	—	—	—
Futures	—	13,124	—	9,312	—
Net realized gain on investments, foreign currency related transactions and futures	5,570,617	3,006,299	6,521,125	1,465,119	18,883,588
Net change in unrealized appreciation or depreciation on:
Investments	4,176,469	1,310,971	17,754,065	830,179	879,590
Foreign currency related transactions	—	(2,919,061)	—	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,176,469	(1,608,090)	17,754,065	830,179	879,590
Net realized and unrealized gain on investments, foreign currency related transactions and futures	9,747,086	1,398,209	24,275,190	2,295,298	19,763,178
Increase in net assets resulting from operations	$11,227,642	$1,743,497	$28,378,618	$2,265,484	$18,319,734

*Foreign taxes withheld	$—	$589	$4,045	$—	$5,491

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$855,178	$148,446	$3,115,718	$603,367	$3,712,529
Interest	110,136	88,484	279,267	4,903	138,885
Securities lending income	15,519	55,830	—	—	9,322
Total investment income	980,833	292,760	3,394,985	608,270	3,860,736

EXPENSES:
Investment management fees	1,797,174	920,113	1,100,370	213,499	1,270,707
Distribution and service fees:
Class A	180,693	142,576	324,167	29,934	282,252
Class B	659,504	203,483	524,302	43,553	169,710
Class C	495,295	213,940	205	59,772	32,022
Class M	—	—	—	—	14,178
Class O	—	—	5,693	—	—
Class Q	5,915	293	—	—	—
Transfer agent fees:
Class A	100,064	105,128	86,553	10,178	116,689
Class B	109,822	44,986	48,940	3,702	13,224
Class C	82,439	47,316	—	5,081	2,506
Class I	149	956	—	170	315
Class M	—	—	—	—	1,474
Class O	—	—	2,049	—	—
Class Q	414	21	—	—	—
Administrative service fees	179,715	96,663	—	23,722	—
Shareholder reporting expense	74,900	57,680	53,223	3,910	16,748
Registration fees	26,551	25,439	28,431	28,233	31,025
Professional fees	6,405	14,640	13,769	3,781	6,380
Custody and accounting expense	22,875	14,640	15,165	1,723	11,930
Trustee fees	7,985	3,315	3,660	549	5,759
Miscellaneous expense	191,992	109,087	15,230	1,425	16,259
Total expenses	3,941,892	2,000,276	2,221,757	429,232	1,991,178
Net waived and reimbursed fees	(388,369)	(270,851)	(92,619)	(12,523)	—
Net expenses	3,553,523	1,729,425	2,129,138	416,709	1,991,178
Net investment income (loss)	(2,572,690)	(1,436,665)	1,265,847	191,561	1,869,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	48,903,335	40,688,250	10,043,076	1,235,538	24,623,880
Futures	—	—	—	—	4,687
Net realized gain on investments and futures	48,903,335	40,688,250	10,043,076	1,235,538	24,628,567
Net change in unrealized appreciation or depreciation on:
Investments	(13,408,393)	(16,412,283)	20,559,106	(1,801,140)	2,090,345
Futures	—	—	—	—	(41,431)
Net change in unrealized appreciation or depreciation on investments and futures	(13,408,393)	(16,412,283)	20,559,106	(1,801,140)	2,048,914
Net realized and unrealized gain (loss) on investments and futures	35,494,942	24,275,967	30,602,182	(565,602)	26,677,481
Increase (decrease) in net assets resulting from operations	$32,922,252	$22,839,302	$31,868,029	$(374,041)	$28,547,039

*Foreign taxes withheld	$—	$—	$—	$—	$1,403

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$567,674	$63,187	$683,264	$74,037
Interest	18,155	83,314	14,218	6,189
Securities lending income	126,200	—	302,617	—
Total investment income	712,029	146,501	1,000,099	80,226

EXPENSES:
Investment management fees	676,956	86,531	632,489	61,465
Distribution and service fees:
Class A	83,453	10,827	88,676	10,444
Class B	183,792	9,664	117,144	4,521
Class C	196,053	29,116	200,316	13,239
Class Q	22	—	83	—
Transfer agent fees:
Class A	52,825	4,721	62,162	5,603
Class B	28,901	1,053	20,530	613
Class C	30,829	3,174	35,106	1,773
Class I	1,335	—	247	—
Class Q	11	—	30	—
Administrative service fees	72,431	8,653	67,523	6,146
Shareholder reporting expense	38,265	1,591	28,475	1,154
Registration fees	25,707	14,663	29,624	14,048
Professional fees	10,081	13,042	7,911	7,864
Custody and accounting expense	9,150	1,437	9,105	2,809
Trustee fees	2,745	343	2,745	335
Offering expense	—	50,137	—	50,137
Miscellaneous expense	5,939	877	6,723	2,076
Total expenses	1,418,495	235,829	1,308,889	182,227
Net waived and reimbursed fees	—	(78,599)	—	(76,513)
Net expenses	1,418,495	157,230	1,308,889	105,714
Net investment loss	(706,466)	(10,729)	(308,790)	(25,488)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	9,349,406	391,022	6,085,084	204,948
Net change in unrealized appreciation or depreciation on investments	(8,010,419)	2,028,099	(903,288)	1,433,815
Net realized and unrealized gain on investments	1,338,987	2,419,121	5,181,796	1,638,763
Increase in net assets resulting from operations	$632,521	$2,408,392	$4,873,006	$1,613,275

*Foreign taxes withheld	$2,179	$1,638	$—	$205

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Convertible Fund		ING Equity and Bond Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$1,480,556	$3,049,445	$345,288	$717,297
Net realized gain on investments, foreign currency related transactions and futures	5,570,617	10,014,978	3,006,299	1,596,647
Net change in unrealized appreciation or depreciation on investments, foreign currency related transaction and futures	4,176,469	(14,795,559)	(1,608,090)	318,551
Net increase (decrease) in net assets resulting from operations	11,227,642	(1,731,136)	1,743,497	2,632,495

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(821,008)	(1,545,427)	(341,226)	(504,895)
Class B	(497,899)	(1,066,565)	(53,430)	(114,044)
Class C	(634,835)	(1,225,778)	(69,350)	(111,954)
Class Q	(36,968)	(80,312)	(1,294)	(3,747)
Total distributions	(1,990,710)	(3,918,082)	(465,300)	(734,640)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,174,608	22,140,575	4,367,126	6,507,409
Dividends reinvested	1,273,574	2,527,920	384,463	561,352
	7,448,182	24,668,495	4,751,589	7,068,761
Cost of shares redeemed	(30,591,397)	(69,882,260)	(10,862,544)	(19,829,878)
Net decrease in net assets resulting from capital share transactions	(23,143,215)	(45,213,765)	(6,110,955)	(12,761,117)
Net decrease in net assets	(13,906,283)	(50,862,983)	(4,832,758)	(10,863,262)

NET ASSETS:
Beginning of period	162,217,805	213,080,788	58,617,724	69,480,986
End of period	$148,311,522	$162,217,805	$53,784,966	$58,617,724
Undistributed net investment income (distributions in excess of net investment income) at end of period	$468,960	$979,114	$(3,094)	$116,918

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Real Estate Fund		ING Disciplined LargeCap Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$4,103,428	$8,031,165	$(29,814)	$21,801
Net realized gain on investments and futures	6,521,125	18,980,782	1,465,119	6,959,122
Net change in unrealized appreciation or depreciation on investments and futures	17,754,065	27,111,162	830,179	(2,533,939)
Net increase in net assets resulting from operations	28,378,618	54,123,109	2,265,484	4,446,984

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,177,991)	(1,212,841)	—	—
Class B	(52,924)	(78,541)	—	—
Class C	(30,665)	(76,563)	—	—
Class I	(2,525,533)	(6,583,649)	—	—
Class O	(270,532)	(158,947)	—	—
Net realized gains:
Class A	—	(2,268,169)	—	—
Class B	—	(184,964)	—	—
Class C	—	(206,851)	—	—
Class I	—	(11,900,609)	—	—
Class O	—	(199,400)	—	—
Total distributions	(4,057,645)	(22,870,534)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,196,249	83,439,223	1,725,430	4,912,800
Dividends reinvested	3,530,462	16,039,378	—	—
	55,726,711	99,478,601	1,725,430	4,912,800
Cost of shares redeemed	(33,225,373)	(91,095,041)	(6,953,081)	(39,586,158)
Net increase (decrease) in net assets resulting from capital share transactions	22,501,338	8,383,560	(5,227,651)	(34,673,358)
Net increase (decrease) in net assets	46,822,311	39,636,135	(2,962,167)	(30,226,374)

NET ASSETS:
Beginning of period	222,806,956	183,170,821	45,978,499	76,204,873
End of period	$269,629,267	$222,806,956	$43,016,332	$45,978,499
Undistributed net investment income (accumulated net investment loss) at end of period	$2,786,623	$2,740,840	$(9,847)	$19,967

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment loss	$(1,443,444)	$(2,398,134)	$(2,572,690)	$(6,681,704)
Net realized gain on investments	18,883,588	4,847,977	48,903,335	32,667,918
Net change in unrealized appreciation or depreciation on investments	879,590	340,609	(13,408,393)	1,270,608
Net increase in net assets resulting from operations	18,319,734	2,790,452	32,922,252	27,256,822

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,284,365)	—	—
Class B	—	(1,739,049)	—	—
Class C	—	(805,907)	—	—
Class I	—	(923,412)	—	—
Class Q	—	(120,417)	—	—
Return of capital:
Class A	—	(872,085)	—	—
Class B	—	(954,286)	—	—
Class C	—	(440,286)	—	—
Class I	—	(293,343)	—	—
Class Q	—	(41,959)	—	—
Total distributions	—	(8,475,109)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,222,499	107,955,616	13,398,162	27,372,572
Dividends reinvested	—	6,725,986	—	—
	23,222,499	114,681,602	13,398,162	27,372,572
Cost of shares redeemed	(52,924,136)	(124,424,891)	(61,968,354)	(151,471,341)
Net decrease in net assets resulting from capital share transactions	(29,701,637)	(9,743,289)	(48,570,192)	(124,098,769)
Net decrease in net assets	(11,381,903)	(15,427,946)	(15,647,940)	(96,841,947)

NET ASSETS:
Beginning of period	310,602,071	326,030,017	366,781,980	463,623,927
End of period	$299,220,168	$310,602,071	$351,134,040	$366,781,980
Undistributed accumulated net investment loss at end of period	$(2,673,102)	$(1,229,658)	$(2,572,690)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap Opportunities Fund		ING Financial Services Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$(1,436,665)	$(3,727,090)	$1,265,847	$1,254,842
Net realized gain on investments	40,688,250	29,952,329	10,043,076	16,604,747
Net change in unrealized appreciation or depreciation on investments	(16,412,283)	(10,378,704)	20,559,106	5,232,116
Net increase in net assets resulting from operations	22,839,302	15,846,535	31,868,029	23,091,705

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(653,510)
Class C	—	—	—	(11)
Class O	—	—	—	(4,300)
Net realized gains:
Class A	—	—	—	(12,401,564)
Class B	—	—	—	(7,842,026)
Class C	—	—	—	(171)
Class O	—	—	—	(47,206)
Total distributions	—	—	—	(20,948,788)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,611,602	32,730,867	10,862,545	21,224,840
Dividends reinvested	—	—	—	15,283,755
	15,611,602	32,730,867	10,862,545	36,508,595
Cost of shares redeemed	(40,591,014)	(106,392,621)	(33,520,069)	(66,060,613)
Net decrease in net assets resulting from capital share transactions	(24,979,412)	(73,661,754)	(22,657,524)	(29,552,018)
Net increase (decrease) in net assets	(2,140,110)	(57,815,219)	9,210,505	(27,409,101)

NET ASSETS:
Beginning of period	194,954,643	252,769,862	293,347,146	320,756,247
End of period	$192,814,533	$194,954,643	$302,557,651	$293,347,146
Undistributed net investment income (accumulated net investment loss) at end of period	$(1,436,665)	$—	$2,149,921	$884,074

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING LargeCap Value Fund		ING Magna Cap Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$191,561	$178,606	$1,869,558	$3,746,327
Net realized gain on investments and futures	1,235,538	2,061,484	24,628,567	26,114,730
Net change in unrealized appreciation or depreciation on investments and futures	(1,801,140)	(206,862)	2,048,914	(6,195,080)
Net increase (decrease) in net assets resulting from operations	(374,041)	2,033,228	28,547,039	23,665,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(107,111)	(2,723,983)	(3,895,915)
Class B	—	(21,668)	(41,580)	(101,711)
Class C	—	(26,910)	(5,789)	(23,132)
Class I	—	—	(13,466)	(23,921)
Class M	—	(24,018)	(30,595)	(18,440)
Class Q	—	—	—	(33)
Net realized gains:
Class A	—	(110,882)	—	—
Class B	—	(52,095)	—	—
Class C	—	(67,763)	—	—
Class I	—	(20,928)	—	—
Total distributions	—	(431,375)	(2,815,413)	(4,063,152)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,871,834	36,704,872	6,900,876	23,663,858
Dividends reinvested	—	298,625	2,592,227	3,533,011
	8,871,834	37,003,497	9,493,103	27,196,869
Cost of shares redeemed	(5,876,663)	(5,081,104)	(35,624,590)	(83,739,269)
Net increase (decrease) in net assets resulting from capital share transactions	2,995,171	31,922,393	(26,131,487)	(56,542,400)
Net increase (decrease) in net assets	2,621,130	33,524,246	(399,861)	(36,939,575)

NET ASSETS:
Beginning of period	44,647,955	11,123,709	343,747,465	380,687,040
End of period	$47,269,085	$44,647,955	$343,347,604	$343,747,465
Undistributed net investment income at end of period	$303,396	$111,835	$101,750	$1,047,605

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING MidCap Value Fund		ING MidCap Value Choice Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(706,466)	$(1,136,195)	$(10,729)	$(35)
Net realized gain (loss) on investments	9,349,406	19,472,636	391,022	(2,280)
Net change in unrealized appreciation or depreciation on investments	(8,010,419)	(16,101,733)	2,028,099	(39,844)
Net increase (decrease) in net assets resulting from operations	632,521	2,234,708	2,408,392	(42,159)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(5,379,868)	—	—
Class B	—	(3,140,896)	—	—
Class C	—	(3,310,535)	—	—
Class I	—	(154,805)	—	—
Class Q	—	(1,507)	—	—
Total distributions	—	(11,987,611)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,265,411	95,315,357	22,802,826	6,902,778
Dividends reinvested	—	9,166,148	—	—
	1,265,411	104,481,505	22,802,826	6,902,778
Cost of shares redeemed	(29,647,986)	(68,683,573)	(847,764)	(144,370)
Net increase (decrease) in net assets resulting from capital share transactions	(28,382,575)	35,797,932	21,955,062	6,758,408
Net increase (decrease) in net assets	(27,750,054)	26,045,029	24,363,454	6,716,249

NET ASSETS:
Beginning of period	153,691,004	127,645,975	6,716,249	—
End of period	$125,940,950	$153,691,004	$31,079,703	$6,716,249
Undistributed net investment income (accumulated net investment loss) at end of period	$(719,799)	$(13,333)	$23,428	$34,157

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap Value Fund		ING SmallCap Value Choice Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(308,790)	$(783,394)	$(25,488)	$(3,958)
Net realized gain (loss) on investments	6,085,084	24,004,981	204,948	(11,172)
Net change in unrealized appreciation or depreciation on investments	(903,288)	(21,885,346)	1,433,815	(132,986)
Net increase (decrease) in net assets resulting from operations	4,873,006	1,336,241	1,613,275	(148,116)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(5,340,181)	—	—
Class B	—	(1,592,895)	—	—
Class C	—	(2,730,797)	—	—
Class I	—	(31,243)	—	—
Class Q	—	(4,047)	—	—
Total distributions	—	(9,699,163)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,636,144	104,901,397	9,880,444	6,598,997
Dividends reinvested	—	7,367,516	—	—
	1,636,144	112,268,913	9,880,444	6,598,997
Cost of shares redeemed	(38,393,048)	(51,689,775)	(1,357,410)	(366,916)
Net increase (decrease) in net assets resulting from capital share transactions	(36,756,904)	60,579,138	8,523,034	6,232,081
Net increase (decrease) in net assets	(31,883,898)	52,216,216	10,136,309	6,083,965

NET ASSETS:
Beginning of period	147,084,114	94,867,898	6,083,965	—
End of period	$115,200,216	$147,084,114	$16,220,274	$6,083,965
Undistributed net investment income (accumulated net investment loss) at end of period	$(322,123)	$(13,333)	$2,481	$27,969

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Eleven
	Six Months					Months	Year
	Ended					Ended	Ended
	November 30,	Year Ended May 31,				May 31,	June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.50	18.11	16.20	15.35	17.89	27.70	23.27
Income (loss) from investment operations:
Net investment income	$0.23	0.37 *	0.36	0.38	0.30	0.85	0.42
Net realized and unrealized gain (loss) on investments	$1.07	(0.51)	1.97	0.78	(2.34)	(5.29)	8.02
Total from investment operations	$1.30	(0.14)	2.33	1.16	(2.04)	(4.44)	8.44
Less distributions from:
Net investment income	$0.29	0.47	0.42	0.31	0.41	0.51	0.32
Net realized gain from investments	$—	—	—	—	0.09	4.86	3.69
Total distributions	$0.29	0.47	0.42	0.31	0.50	5.37	4.01
Net asset value, end of period	$18.51	17.50	18.11	16.20	15.35	17.89	27.70
Total Return(2)%	7.46	(0.85)	14.52	7.80	(11.44)	(17.78)	39.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,216	52,895	63,443	51,008	60,692	98,896	131,218
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.33	1.35	1.48	1.59	1.46	1.42	1.35
Gross expenses prior to expense reimbursement(3)%	1.43	1.39	1.48	1.59	1.46	1.41	1.35
Net investment income after expense reimbursement(3)(4)%	2.36	2.05	2.13	2.57	1.93	2.20	1.78
Portfolio turnover rate	% 27	72	138	97	100	145	129

	Class B
							Eleven
	Six Months						Months	Year
	Ended						Ended	Ended
	November 30,		Year Ended May 31,				May 31	June 30,
	2005		2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$19.29		19.91	17.79	16.83	19.56	30.20	25.34
Income (loss) from investment operations:
Net investment income	$0.18		0.27 *	0.30	0.35	0.24	0.49	0.29
Net realized and unrealized gain (loss) on investments	$1.18	*	(0.57)	2.13	0.83	(2.59)	(5.49)	8.77
Total from investment operations	$1.36		(0.30)	2.43	1.18	(2.35)	(5.00)	9.06
Less distributions from:
Net investment income	$0.21		0.32	0.31	0.22	0.28	0.34	0.19
Net realized gain from investments	$—		—	—	—	0.10	5.30	4.01
Total distributions	$0.21		0.32	0.31	0.22	0.38	5.64	4.20
Net asset value, end of period	$20.44		19.29	19.91	17.79	16.83	19.56	30.20
Total Return(2)%	7.05		(1.56)	13.75	7.16	(12.04)	(18.26)	39.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,206		50,727	75,097	72,364	88,650	125,366	139,704
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.08		2.05	2.13	2.24	2.11	2.07	2.00
Gross expenses prior to expense reimbursement(3)%	2.08		2.05	2.13	2.24	2.11	2.06	2.00
Net investment income after expense reimbursement(3)(4)%	1.61		1.35	1.48	1.92	1.28	1.55	1.13
Portfolio turnover rate	% 27		72	138	97	100	145	129

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Eleven
	Six Months					Months	Year
	Ended					Ended	Ended
	November 30,	Year Ended May 31,				May 31,	June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.95	18.56	16.62	15.75	18.33	28.33	23.78
Income (loss) from investment operations:
Net investment income	$0.17	0.25 *	0.27	0.32	0.22	0.58	0.28
Net realized and unrealized gain (loss) on investments	$1.10	(0.52)	1.99	0.78	(2.42)	(5.26)	8.22
Total from investment operations	$1.27	(0.27)	2.26	1.10	(2.20)	(4.68)	8.50
Less distributions from:
Net investment income	$0.22	0.34	0.32	0.23	0.29	0.35	0.19
Net realized gain from investments	$—	—	—	—	0.09	4.97	3.76
Total distributions	$0.22	0.34	0.32	0.23	0.38	5.32	3.95
Net asset value, end of period	$19.00	17.95	18.56	16.62	15.75	18.33	28.33
Total Return(2)%	7.07	(1.52)	13.72	7.15	(12.03)	(18.25)	39.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,603	56,329	71,365	66,412	81,247	118,363	156,592
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.08	2.05	2.13	2.24	2.11	2.07	2.00
Gross expenses prior to expense reimbursement(1)%	2.08	2.05	2.13	2.24	2.11	2.06	2.00
Net investment income after expense reimbursement(3)(4)%	1.61	1.36	1.48	1.92	1.28	1.55	1.13
Portfolio turnover rate	% 27	72	138	97	100	145	129

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,					Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.84	12.47	11.71		12.06	13.30	15.04	19.23
Income (loss) from investment operations:
Net investment income	$0.10	0.19	0.15		0.31	0.39	0.93	0.51
Net realized and unrealized gain (loss) on investments	$0.32	0.37	0.87		(0.41)	(1.13)	(1.01)	(0.60)
Total from investment operations	$0.42	0.56	1.02		(0.10)	(0.74)	(0.08)	(0.09)
Less distributions from:
Net investment income	$0.14	0.19	0.26		0.25	0.45	0.51	0.39
Net realized gain from investments	$—	—	—		—	0.05	1.15	3.71
Total distributions	$0.14	0.19	0.26		0.25	0.50	1.66	4.10
Net asset value, end of period	$13.12	12.84	12.47		11.71	12.06	13.30	15.04
Total Return(2)%	3.32	4.51	8.84	†	(0.66)	(5.55)	(0.61)	(1.01)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,126	31,487	36,205		32,179	57,042	61,477	63,592
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.36	1.50	1.60		1.60	1.48	1.32	1.40
Gross expenses prior to expense reimbursement/recoupment(3)%	1.52	1.51	1.59		1.71	1.45	1.53	1.61
Net investment income after expense reimbursement/recoupment(3)(4)%	1.56	1.45	1.27		2.62	3.11	3.54	3.26
Portfolio turnover rate	% 146	216	302		129	145	76	173

	Class B
	Six Months Ended November 30,	Year Ended May 31,					Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$13.86	13.43	12.61		12.97	14.28	16.09	20.59
Income (loss) from investment operations:
Net investment income	$0.06	0.11	0.08		0.29	0.32	0.80	0.44
Net realized and unrealized gain (loss) on investments	$0.34	0.41	0.92		(0.47)	(1.22)	(0.98)	(0.64)
Total from investment operations	$0.40	0.52	1.00		(0.18)	(0.90)	(0.18)	(0.20)
Less distributions from:
Net investment income	$0.05	0.09	0.18		0.18	0.36	0.39	0.33
Net realized gain from investments	$—	—	—		—	0.05	1.24	3.97
Total distributions	$0.05	0.09	0.18		0.18	0.41	1.63	4.30
Net asset value, end of period	$14.21	13.86	13.43		12.61	12.97	14.28	16.09
Total Return(2)%	2.92	3.87	8.05	†	(1.29)	(6.26)	(1.21)	(1.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,690	15,052	19,386		22,348	31,682	35,828	41,026
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.11	2.19	2.25		2.25	2.13	1.97	2.05
Gross expenses prior to expense reimbursement/recoupment(3)%	2.17	2.16	2.24		2.36	2.10	2.18	2.26
Net investment income after expense reimbursement/recoupment(3)(4)%	0.79	0.75	0.62		1.97	2.46	2.89	2.61
Portfolio turnover rate	% 146	216	302		129	145	76	173

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.76% for Class A, and there was no effect on Class B.

See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,					Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.24	11.90	11.21		11.57	12.78	14.45	18.53
Income (loss) from investment operations:
Net investment income	$0.05	0.09	0.07		0.17	0.34	0.74	0.45
Net realized and unrealized gain (loss) on investments	$0.30	0.36	0.82		(0.34)	(1.13)	(0.91)	(0.62)
Total from investment operations	$0.35	0.45	0.89		(0.17)	(0.79)	(0.17)	(0.17)
Less distributions from:
Net investment income	$0.07	0.11	0.20		0.19	0.37	0.39	0.34
Net realized gain from investments	$—	—	—		—	0.05	1.11	3.57
Total distributions	$0.07	0.11	0.20		0.19	0.42	1.50	3.91
Net asset value, end of period	$12.52	12.24	11.90		11.21	11.57	12.78	14.45
Total Return(2)%	2.90	3.78	8.04	†	(1.27)	(6.20)	(1.28)	(1.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,878	11,963	13,566		14,240	18,007	22,679	25,838
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.11	2.19	2.25		2.25	2.13	1.97	2.05
Gross expenses prior to expense reimbursement(3)%	2.17	2.16	2.24		2.36	2.10	2.18	2.26
Net investment income after expense reimbursement/ recoupment(3)(4)%	0.81	0.76	0.62		1.96	2.46	2.89	2.61
Portfolio turnover rate	% 146	216	302		129	145	76	173

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†	Total return without the effect of affiliated payments would have been 7.95%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			December 20, 2002(1) to May 31,
	2005	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.82	12.76	11.06		10.06
Income from investment operations:
Net investment income	$0.21	0.47	0.57	*	0.16
Net realized and unrealized gain on investments	$1.62	3.04	2.29		1.04
Total from investment operations	$1.83	3.51	2.86		1.20
Less distributions from:
Net investment income	$0.25	0.50	0.65		0.20
Net realized gain from investments	$—	0.95	0.51		—
Total distributions	$0.25	1.45	1.16		0.20
Net asset value, end of period	$16.40	14.82	12.76		11.06
Total Return(2)%	12.42	28.51	26.79		12.06
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$82,594	57,799	16,569		982
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.15	1.15	1.27		1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.20	1.23	1.31		1.45
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.20	1.15	1.37		1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	3.07	3.34	4.84		0.01
Portfolio turnover rate %	24	91	132		62

	Class B
	Six Months Ended November 30,	Year Ended May 31,			December 20, 2002(1) to May 31,
	2005	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.85	12.78	11.10		10.00
Income from investment operations:
Net investment income	$0.16	0.37	0.45	*	0.12
Net realized and unrealized gain on investments	$1.62	3.05	2.32		1.15
Total from investment operations	$1.78	3.42	2.77		1.27
Less distributions from:
Net investment income	$0.20	0.40	0.58		0.17
Net realized gain from investments	$—	0.95	0.51		—
Total distributions	$0.20	1.35	1.09		0.17
Net asset value, end of period	$16.43	14.85	12.78		11.10
Total Return(2)%	12.01	27.62	25.81		12.77
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,588	3,484	1,990		149
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.90	1.90	2.02		2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.95	1.98	2.06		2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.95	1.90	2.12		2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.33	2.64	3.28		1.91
Portfolio turnover rate %	24	91	132		62

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C						Class O
	Six Months Ended November 30,	Year Ended May 31,			January 17 2003(1) to May 31,		Six Months Ended November 30,	September 15, 2004(1) to May 31,
	2005	2005		2004	2003		2005	2005
Per Share Operating Performance:
Net asset value, beginning of period	$15.28	13.11		11.37	9.96		14.81	13.52
Income (loss) from investment operations:
Net investment income (loss)	$0.18	0.38	*	0.43	(0.01	)*	0.31	0.39
Net realized and unrealized gain on investments	$1.61	3.13		2.40	1.50		1.52	2.23
Total from investment operations	$1.83	3.51		2.83	1.49		1.83	2.62
Less distributions from:
Net investment income	$0.19	0.39		0.58	0.08		0.25	0.38
Net realized gain from investments	$—	0.95		0.51	—		—	0.95
Total distributions	$0.19	1.34		1.09	0.08		0.25	1.33
Net asset value, end of period	$16.92	15.28		13.11	11.37		16.39	14.81
Total Return(2)%	11.99	27.57		25.75	15.03		12.44	20.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,639	2,720		2,708	157		18,489	12,305
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.90	1.90		2.02	2.20		1.12	1.15
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.95	1.98		2.06	2.20		1.17	1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.95	1.90		2.12	2.30		1.17	1.15
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.29	2.65		3.54	(1.62)		3.13	3.32
Portfolio turnover rate %	24	91		132	62		24	91

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.68	8.82	7.61	8.43	9.87	11.17	11.14
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.06	0.01	0.03	0.03	(0.01)	—
Net realized and unrealized gain (loss) on investments	$0.51	0.80	1.20	(0.85)	(1.47)	(1.29)	0.18
Total from investment operations	$0.54	0.86	1.21	(0.82)	(1.44)	(1.30)	0.18
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	—	0.15
Net asset value, end of period	$10.22	9.68	8.82	7.61	8.43	9.87	11.17
Total Return(2)%	5.58	9.75	15.90	(9.73)	(14.59)	(11.64)	1.55
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,129	5,173	5,362	7,205	9,883	12,748	23,571
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.36	1.40	1.53	1.54	1.33	1.45	1.37
Gross expenses prior to expense reimbursement(3)%	1.54	1.42	1.53	1.54	1.33	1.45	1.37
Net investment income (loss) after expense reimbursement(3)%	0.64	0.60	0.11	0.32	0.12	(0.13)	0.01
Portfolio turnover rate %	92	154	200	106	149	26	57

	Class B
	Six Months Ended November 30	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.25	8.49	7.37	8.23	9.70	11.04	11.09
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.01)	(0.05)	(0.03)	(0.07)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	$0.49	0.77	1.17	(0.83)	(1.40)	(1.29)	0.18
Total from investment operations	$0.48	0.76	1.12	(0.86)	(1.47)	(1.34)	0.10
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	—	0.15
Net asset value, end of period	$9.73	9.25	8.49	7.37	8.23	9.70	11.04
Total Return(2)%	5.19	8.95	15.20	(10.45)	(15.15)	(12.14)	0.83
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,578	28,635	32,848	34,358	53,185	76,726	94,028
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.11	2.12	2.23	2.24	2.03	2.15	2.07
Gross expenses prior to expense reimbursement(3)%	2.24	2.12	2.23	2.24	2.03	2.15	2.07
Net investment loss after expense reimbursement(3)%	(0.22)	(0.11)	(0.59)	(0.43)	(0.58)	(0.83)	(0.70)
Portfolio turnover rate %	92	154	200	106	149	26	57

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.25	8.49	7.37	8.23	9.70	11.05	11.09
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.01)	(0.06)	(0.04)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	$0.49	0.77	1.18	(0.82)	(1.38)	(1.30)	0.19
Total from investment operations	$0.48	0.76	1.12	(0.86)	(1.47)	(1.35)	0.11
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	—	0.15
Net asset value, end of period	$9.73	9.25	8.49	7.37	8.23	9.70	11.05
Total Return(2)%	5.19	8.95	15.20	(10.45)	(15.15)	(12.12)	0.92
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,309	12,170	15,233	21,478	36,486	66,252	88,449
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.11	2.12	2.23	2.24	2.03	2.15	2.07
Gross expenses prior to expense reimbursement(3)%	2.24	2.12	2.23	2.24	2.03	2.15	2.07
Net investment loss after expense reimbursement(3)%	(0.22)	(0.11)	(0.59)	(0.43)	(0.58)	(0.83)	(0.70)
Portfolio turnover rate %	92	154	200	106	149	26	57

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.88	18.11	14.33	16.59	24.40	43.12	28.09
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07)	(0.10)	(0.15)	(0.18)	(0.20)	(0.22)
Net realized and unrealized gain (loss) on investments	$1.21	0.37	3.88	(2.11)	(7.63)	(18.05)	15.63
Total from investment operations	$1.14	0.30	3.78	(2.26)	(7.81)	(18.25)	15.41
Less distributions from:
Net investment income	$—	0.38	—	—	0.00 *	—	—
Net realized gain from investments	$—	—	—	—	—	0.47	0.38
Return of capital	$—	0.15	—	—	—	—	—
Total distributions $		0.53	—	—	0.00 *	0.47	0.38
Net asset value, end of period	$19.02	17.88	18.11	14.33	16.59	24.40	43.12
Total Return(2)%	6.38	1.65	26.38	(13.62)	(31.99)	(42.67)	55.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$109,361	111,208	109,858	40,941	65,642	161,824	186,261
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.44	1.43	1.42	1.60	1.58	1.47	1.36
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.45	1.45	1.45	1.60	1.58	1.47	1.36
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.46	1.40	1.61	1.76	1.58	1.47	1.36
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.68)	(0.49)	(0.82)	(0.96)	(1.12)	(0.78)	(0.87)
Portfolio turnover rate %	43	81	142	291	536	331	139

	Class B
	Six Months Ended November30,	Year Ended May 31,				Eleven Months Ended May 31	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.33	17.57	13.99	16.30	24.14	42.94	28.15
Income (loss) from investment operations:
Net investment loss	$(0.14)	(0.24)	(0.21)	(0.24)	(0.43)	(0.41)	(0.39)
Net realized and unrealized gain (loss) on investments	$1.19	0.41	3.79	(2.07)	(7.41)	(17.92)	15.56
Total from investment operations	$1.05	0.17	3.58	(2.31)	(7.84)	(18.33)	15.17
Less distributions from:
Net investment income	$—	0.26	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	—	0.47	0.38
Return of capital	$—	0.15	—	—	—	—	—
Total distributions	$—	0.41	—	—	—	0.47	0.38
Net asset value, end of period	$18.38	17.33	17.57	13.99	16.30	24.14	42.94
Total Return(2)%	6.06	0.97	25.59	(14.17)	(32.48)	(43.04)	55.37
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$97,844	106,162	119,658	72,575	116,738	224,572	333,256
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.09	2.08	2.07	2.25	2.23	2.12	2.01
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.10	2.10	2.09	2.25	2.23	2.12	2.01
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.11	2.05	2.26	2.41	2.23	2.12	2.01
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.33)	(1.13)	(1.47)	(1.61)	(1.77)	(1.43)	(1.52)
Portfolio turnover rate %	43	81	142	291	536	331	139

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.27	17.52	13.95	16.25	24.07	42.82	28.07
Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.19)	(0.22)	(0.25)	(0.48)	(0.39)	(0.35)
Net realized and unrealized gain (loss) on investments	$1.18	0.36	3.79	(2.05)	(7.34)	(17.89)	15.48
Total from investment operations	$1.05	0.17	3.57	(2.30)	(7.82)	(18.28)	15.13
Less distributions from:
Net investment income	$—	0.27	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	—	0.47	0.38
Return of capital	$—	0.15	—	—	—	—	—
Total distributions	$—	0.42	—	—	—	0.47	0.38
Net asset value, end of period	$18.32	17.27	17.52	13.95	16.25	24.07	42.82
Total Return(2)%	6.08	0.92	25.59	(14.15)	(32.49)	(43.04)	54.38
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,390	52,355	53,976	31,516	54,048	117,222	152,682
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.09	2.08	2.07	2.25	2.23	2.12	2.01
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.10	2.10	2.09	2.25	2.23	2.12	2.01
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.11	2.05	2.26	2.41	2.23	2.12	2.01
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.33)	(1.13)	(1.47)	(1.61)	(1.77)	(1.43)	(1.52)
Portfolio turnover rate %	43	81	142	291	536	331	139

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Five
	Six Months					Months	Year
	Ended					Ended	Ended
	November 30,	Year Ended May 31,				May 31,	December 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$13.01	12.06	10.12	11.11	14.58	19.12	21.29
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.16)	(0.06)	(0.12)	(0.17)*	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	$1.35	1.10	2.00	(0.87)	(3.30)	(4.43)	0.16
Total from investment operations	$1.28	0.94	1.94	(0.99)	(3.47)	(4.54)	0.01
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	—	2.18
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$14.29	13.01	12.06	10.12	11.11	14.58	19.12
Total Return(2)%	9.84	7.88 †	19.17	(8.91)	(23.80)	(23.74)	(0.35)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$122,414	118,668	133,363	44,010	68,106	24,265	25,742
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.64	1.59	1.50	1.77	2.06	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.75	1.71	1.70	1.83	1.99	2.06	1.66
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.95)	(1.15)	(1.06)	(1.15)	(1.45)	(1.52)	(0.96)
Portfolio turnover rate %	55	50	115	345	399	182	188

	Class B
						Five
	Six Months					Months	Year
	Ended					Ended	Ended
	November 30,	Year Ended May 31,				May 31,	December 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.41	11.59	9.80	10.83	14.30	18.79	21.12
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.27)	(0.06)	(0.20)	(0.25)*	(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	$1.29	1.08	1.85	(0.83)	(3.22)	(4.35)	0.09
Total from investment operations	$1.17	0.81	1.79	(1.03)	(3.47)	(4.49)	(0.15)
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	—	2.18
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$13.58	12.41	11.59	9.80	10.83	14.30	18.79
Total Return(2)%	9.43	7.08 †	18.27	(9.51)	(24.27)	(23.90)	(1.13)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$123,421	139,100	191,288	43,183	69,621	28,448	35,551
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.25	2.37	2.29	2.20	2.47	2.76	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.45	2.41	2.40	2.53	2.69	2.76	2.36
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.71)	(1.87)	(1.69)	(1.85)	(2.15)	(2.22)	(1.66)
Portfolio turnover rate %	55	50	115	345	399	182	188

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Five Months Ended May 31,	Year Ended December 31,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.35	11.53	9.75	10.77	14.24	18.72	21.03
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.26)	(0.12)	(0.19)	(0.25)*	(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	$1.29	1.07	1.90	(0.83)	(3.22)	(4.34)	0.11
Total from investment operations	$1.17	0.81	1.78	(1.02)	(3.47)	(4.48)	(0.13)
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	—	2.18
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$13.52	12.35	11.53	9.75	10.77	14.24	18.72
Total Return(2)%	9.47	7.11 †	18.26	(9.47)	(24.37)	(23.93)	(1.03)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$97,218	101,261	131,461	67,730	100,888	18,901	25,939
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.25	2.37	2.29	2.20	2.47	2.76	2.36
Gross expenses prior to expense reimbursement(3)%	2.45	2.41	2.40	2.53	2.69	2.76	2.36
Net investment loss after expense reimbursement(3)(4)%	(1.71)	(1.88)	(1.80)	(1.85)	(2.15)	(2.22)	(1.66)
Portfolio turnover rate %	55	50	115	345	399	182	188

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% for Class C.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,					Five Months Ended May 31,	Year Ended December 31,
	2005	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$24.37	22.53		18.16	24.04	38.78	47.17	59.35
Income (loss) from investment operations:
Net investment loss	$(0.16)	(0.31	)*	(0.37)	(0.35)	(0.51)*	(0.23)	(0.54)
Net realized and unrealized gain (loss) on investments	$3.28	2.15		4.74	(5.53)	(13.24)	(8.16)	(2.74)
Total from investment operations	$3.12	1.84		4.37	(5.88)	(13.75)	(8.39)	(3.28)
Less distributions from:
Net realized gain from investments	$—	—		—	—	0.99	—	8.90
Total distributions	$—	—		—	—	0.99	—	8.90
Net asset value, end of period	$27.49	24.37		22.53	18.16	24.04	38.78	47.17
Total Return(2)%	12.80%	8.17		24.06 †	(24.46)	(35.86)	(17.79)	(6.04)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$97,464	93,821		105,890	118,570	183,810	159,641	177,286
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.50	1.63		1.74	1.88	1.81	1.69	1.45
Gross expenses prior to expense reimbursement(3)%	1.81	1.74		1.74	1.88	1.81	1.69	1.45
Net investment loss after expense reimbursement(3)%	(1.20)	(1.36)		(1.52)	(1.80)	(1.70)	(1.41)	(1.05)
Portfolio turnover rate %	52	62		60	357	427	104	134

	Class B
	Six Months Ended November 30,	Year Ended May 31,					Five Months Ended May 31,	Year Ended December 31,
	2005	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$22.32	20.78		16.87	22.48	36.60	44.64	57.06
Income (loss) from investment operations:
Net investment loss	$(0.20)	(0.44	)*	(0.50)	(0.48)	(0.68)*	(0.33)	(0.96)
Net realized and unrealized gain (loss) on investments	$2.96	1.98		4.41	(5.13)	(12.45)	(7.71)	(2.56)
Total from investment operations	$2.76	1.54		3.91	(5.61)	(13.13)	(8.04)	(3.52)
Less distributions from:
Net realized gain from investments	$—	—		—	—	0.99	—	8.90
Total distributions	$—	—		—	—	0.99	—	8.90
Net asset value, end of period	$25.08	22.32		20.78	16.87	22.48	36.60	44.64
Total Return(2)%	12.37	7.41		23.18 †	(24.96)	(36.31)	(18.01)	(6.71)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,182	43,929		77,751	85,465	154,899	206,968	266,348
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.25	2.35		2.44	2.58	2.51	2.39	2.15
Gross expenses prior to expense reimbursement(3)%	2.51	2.44		2.44	2.58	2.51	2.39	2.15
Net investment loss after expense reimbursement(3)%	(1.95)	(2.10)		(2.07)	(2.50)	(2.40)	(2.11)	(1.75)
Portfolio turnover rate %	52	62		60	357	427	104	134

(1)	The Fund changed its fiscal year-end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,					Five Months Ended May 31,	Year Ended December 31,
	2005	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$22.27	20.73		16.83	22.44	36.53	44.54	56.98
Income (loss) from investment operations:
Net investment loss	$(0.21)	(0.44	)*	(0.49)	(0.49)	(0.67)*	(0.33)	(0.97)
Net realized and unrealized gain (loss) on investments	$2.96	1.98		4.39	(5.12)	(12.43)	(7.68)	(2.57)
Total from investment operations	$2.75	1.54		3.90	(5.61)	(13.10)	(8.01)	(3.54)
Less distributions from:
Net realized gain from investments	$—	—		—	—	0.99	—	8.90
Total distributions	$—	—		—	—	0.99	—	8.90
Net asset value, end of period	$25.02	22.27		20.73	16.83	22.44	36.53	44.54
Total Return(2)%	12.35	7.43		23.17 †	(25.00)	(36.30)	(17.98)	(6.76)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,002	43,603		57,140	63,406	119,498	78,658	104,094
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.25	2.35		2.44	2.58	2.51	2.39	2.15
Gross expenses prior to expense reimbursement(3)%	2.51	2.44		2.44	2.58	2.51	2.39	2.15
Net investment loss after expense reimbursement(3)%	(1.95)	(2.09)		(2.06)	(2.50)	(2.40)	(2.11)	(1.75)
Portfolio turnover rate %	52	62		60	357	427	104	134

(1)	The Fund changed its fiscal year-end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.11% for Class C.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$22.21	22.03	19.24	22.11	23.36	16.42	24.38
Income (loss) from investment operations:
Net investment income	$0.14	0.16	0.09	0.12	0.14	0.31	0.32
Net realized and unrealized gain (loss) on investments	$2.44	1.58	3.60	(1.78)	1.29	7.11	(5.30)
Total from investment operations	$2.58	1.74	3.69	(1.66)	1.43	7.42	(4.98)
Less distributions from:
Net investment income	$—	0.08	0.08	0.09	0.33	0.33	0.25
Net realized gain from investments	$—	1.48	0.82	1.12	2.35	0.15	2.73
Total distributions	$—	1.56	0.90	1.21	2.68	0.48	2.98
Net asset value, end of period	$24.79	22.21	22.03	19.24	22.11	23.36	16.42
Total Return(2)%	11.62	7.97	19.57	(6.98)	7.05	46.01	(22.44)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$194	183	193	182	231	252	210
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.18	1.17	1.41	1.52	1.48	1.42	1.41
Gross expenses prior to expense reimbursement(3)%	1.28	1.27	1.41	1.52	1.48	1.42	1.41
Net investment income(3)%	1.13	0.69	0.40	0.54	0.54	1.48	1.46
Portfolio turnover rate %	13	27	35	19	43	39	10

	Class B
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$21.87	21.79	19.12	22.03	23.28	16.35	24.21
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.01)	(0.08)	(0.07)	(0.04)	0.15	0.22
Net realized and unrealized gain (loss) on investments	$2.38	1.57	3.57	(1.72)	1.29	7.12	(5.32)
Total from investment operations	$2.44	1.56	3.49	(1.79)	1.25	7.27	(5.10)
Less distributions from:
Net investment income	$—	—	—	—	0.15	0.19	0.03
Net realized gain from investments	$—	1.48	0.82	1.12	2.35	0.15	2.73
Total distributions	$—	1.48	0.82	1.12	2.50	0.34	2.76
Net asset value, end of period	$24.31	21.87	21.79	19.12	22.03	23.28	16.35
Total Return(2)%	11.16	7.21	18.60	(7.66)	6.22	45.01	(23.00)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$103	107	127	127	171	183	148
Ratios to average net assets:
Expenses(3)%	1.93	1.92	2.16	2.27	2.23	2.17	2.16
Net investment income (loss)(3)%	0.37	(0.06)	(0.36)	(0.21)	(0.21)	0.73	0.71
Portfolio turnover rate %	13	27	35	19	43	39	10

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C		Class O
	Six Months Ended November 30, 2005	August 24, 2004(1) to May 31, 2005	Six Months Ended November 30, 2005	September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$21.78	21.78	22.15	22.67
Income from investment operations:
Net investment income	$0.11	0.09	0.10	0.17
Net realized and unrealized gain on investments	$2.33	1.49	2.47	0.92
Total from investment operations	$2.44	1.58	2.57	1.09
Less distributions from:
Net investment income	$—	0.10	—	0.13
Net realized gain from investments	$—	1.48	—	1.48
Total distributions	$—	1.58	—	1.61
Net asset value, end of period	$24.22	21.78	24.72	22.15
Total Return(2)%	11.20	7.29	11.60	4.90
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$147	13	5,365	3,658
Ratios to average net assets:
Expenses(3)%	1.93	1.92	1.18	1.17
Net investment income(3)%	0.62	0.12	1.15	0.80
Portfolio turnover rate %	13	27	13	27

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	February 2, 2004(1) to May 31, 2004	Six Months Ended November 30, 2005	Year Ended May 31, 2005		February 2, 2004(1) to May 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.23	9.65	10.00	10.17	9.63		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.05	0.01	0.02	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$(0.09)	0.69	(0.36)	(0.10)	0.65		(0.37)
Total from investment operations	$(0.04)	0.74	(0.35)	(0.08)	0.65		(0.37)
Less distributions from:
Net investment income	$—	0.08	—	—	0.03		—
Net realized gains on investments	$—	0.08	—	—	0.08		—
Total distributions	$—	0.16	—	—	0.11		—
Net asset value, end of period	$10.19	10.23	9.65	10.09	10.17		9.63
Total Return(2)%	(0.39)	7.64	(3.50)	(0.79)	6.78		(3.70)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,916	22,079	4,729	8,090	8,447		2,601
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.45	1.35	2.20	2.20		2.10
Gross expenses prior to expense reimbursement(3)%	1.50	1.94	4.05	2.25	2.69		4.80
Net investment income (loss) after expense reimbursement(3)(4)%	1.13	0.93	0.72	0.35	0.17		(0.07)
Portfolio turnover rate %	17	47	4	17	47		4

	Class C
	Six Months Ended November 30, 2005	Year Ended May 31, 2005		February 3, 2004(1) to May 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.17	9.63		9.96
Income (loss) from investment operations:
Net investment loss	$0.02	0.00	*	(0.00	)*
Net realized and unrealized income (loss) on investments	$(0.10)	0.65		(0.33
Total from investment operations	$(0.08)	0.65		(0.33
Less distributions from:
Net investment income	$—	0.03		—
Net realized gains on investments	$—	0.08		—
Total distributions	$—	0.11		—
Net asset value, end of period	$10.09	10.17		9.63
Total Return(2)%	(0.79)	6.76		(3.31
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,508	11,358		3,793
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.25	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	0.36	0.17		(0.03
Portfolio turnover rate %	17	47		4

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	10.28	8.82	10.11	13.54	15.84	17.69
Income (loss) from investment operations:
Net investment income	$0.07	0.12	0.09	0.06	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investments	$0.87	0.54	1.46	(1.32)	(1.53)	(0.38)	(0.08)
Total from investment operations	$0.94	0.66	1.55	(1.26)	(1.46)	(0.33)	(0.01)
Less distributions from:
Net investment income	$0.10	0.13	0.09	0.03	0.07	0.09	0.05
Net realized gain from investments	$—	—	—	—	1.90	1.88	1.79
Total distributions	$0.10	0.13	0.09	0.03	1.97	1.97	1.84
Net asset value, end of period	$11.65	10.81	10.28	8.82	10.11	13.54	15.84
Total Return(2)%	8.75	6.48	17.64	(12.46)	(10.96)	(2.77)	(0.36)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$299,379	293,793	311,087	156,902	211,602	277,722	303,864
Ratios to average net assets:
Expenses(3)%	1.06	1.15	1.35	1.45	1.34	1.31	1.29
Net investment income(3)%	1.21	1.12	1.10	0.73	0.59	0.33	0.41
Portfolio turnover rate %	31	50	28	110	75	92	26

	Class B
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.46	9.91	8.48	9.75	13.14	15.44	17.36
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.06	0.04	0.00 *	(0.02)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.82	0.51	1.39	(1.27)	(1.47)	(0.41)	(0.08)
Total from investment operations	$0.85	0.57	1.43	(1.27)	(1.49)	(0.42)	(0.13)
Less distributions from:
Net investment income	$0.01	0.02	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	1.90	1.88	1.79
Total distributions	$0.01	0.02	—	—	1.90	1.88	1.79
Net asset value, end of period	$11.30	10.46	9.91	8.48	9.75	13.14	15.44
Total Return(2)%	8.16	5.77	16.86	(13.03)	(11.61)	(3.40)	(1.11)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,436	36,962	52,812	50,677	79,685	112,286	87,167
Ratios to average net assets:
Expenses(3)%	1.87	1.85	2.05	2.15	2.04	2.01	1.99
Net investment income (loss)(3)%	0.36	0.43	0.35	0.03	(0.11)	(0.37)	(0.29)
Portfolio turnover rate %	31	50	28	110	75	92	26

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.46	9.91	8.48	9.76	13.14	15.44	17.37
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.08	0.03	0.00*	(0.01)	(0.01)	(0.10)
Net realized and unrealized gain (loss) on investments	$0.84	0.49	1.40	(1.28)	(1.47)	(0.41)	(0.04
Total from investment operations	$0.86	0.57	1.43	(1.28)	(1.48)	(0.42)	(0.14
Less distributions from:
Net investment income	$0.01	0.02	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	1.90	1.88	1.79
Total distributions	$0.01	0.02	—	—	1.90	1.88	1.79
Net asset value, end of period	$11.31	10.46	9.91	8.48	9.76	13.14	15.44
Total Return(2)%	8.22	5.77	16.86	(13.11)	(11.53)	(3.41)	(1.17)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,352	6,490	11,502	8,291	9,693	10,887	3,660
Ratios to average net assets:
Expenses(3)%	1.87	1.85	2.05	2.15	2.04	2.01	1.99
Net investment income (loss)(3)%	0.38	0.43	0.36	0.03	(0.11)	(0.37)	(0.29
Portfolio turnover rate %	31	50	28	110	75	92	26

	Class M
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.73	10.16	8.68	9.96	13.36	15.64	17.51
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.09	0.08	0.03	0.02	—	(0.01)
Net realized and unrealized gain (loss) on investments	$0.86	0.52	1.41	(1.31)	(1.50)	(0.39)	(0.06)
Total from investment operations	$0.90	0.61	1.49	(1.28)	(1.48)	(0.39)	(0.07)
Less distributions from:
Net investment income	$0.04	0.04	0.01	—	0.02	0.01	0.01
Net realized gain from investments	$—	—	—	—	1.90	1.88	1.79
Total distributions	$0.04	0.04	0.01	—	1.92	1.89	1.80
Net asset value, end of period	$11.59	10.73	10.16	8.68	9.96	13.36	15.64
Total Return(2)%	8.40	6.01	17.13	(12.85)	(11.30)	(3.21)	(0.71)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,581	4,048	5,270	7,445	12,074	17,440	13,050
Ratios to average net assets:
Expenses(3)%	1.62	1.60	1.80	1.90	1.79	1.76	1.74
Net investment income (loss)(3)%	0.91	0.67	0.55	0.28	0.14	(0.12)	(0.04)
Portfolio turnover rate %	31	50	28	110	75	92	26

(1)	The Fund changed its fiscal year end to May 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			February 1, 2002(1) to May 31
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.02	11.53	8.36	10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.04)	(0.02)	0.00*	0.00
Net realized and unrealized gain (loss) on investments	$0.07	0.41	3.19	(1.77)	0.28
Total from investment operations	$0.03	0.37	3.17	(1.77)	0.28
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$—	0.88	—	0.11	—
Total distributions	$—	0.88	—	0.15	—
Net asset value, end of period	$11.05	11.02	11.53	8.36	10.28
Total Return(2)%	0.27	3.13	37.92	(16.94)	2.80
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$58,054	71,136	58,631	15,026	25,325
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.57	1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/recoupment(3)%	1.57	1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.59)	(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	24	79	70	72	13

	Class B
	Six Months Ended November 30,	Year Ended May 31,			February 4, 2002(1) to May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.41	8.34	10.27	9.87
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.07	0.40	3.14	(1.75)	0.41
Total from investment operations	$(0.01)	0.28	3.07	(1.81)	0.40
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$—	0.88	—	0.11	—
Total distributions	$—	0.88	—	0.12	—
Net asset value, end of period	$10.80	10.81	11.41	8.34	10.27
Total Return(2)%	(0.09)	2.35	36.81	(17.40)	4.05
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,468	38,071	34,856	12,205	11,656
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.32	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.32	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.34)	(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	24	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			February 4, 2002(1) to May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.40	8.34	10.26	9.87
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.07	0.41	3.13	(1.75)	0.40
Total from investment operations	$(0.01)	0.29	3.06	(1.80)	0.39
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$—	0.88	—	0.11	—
Total distributions	$—	0.88	—	0.12	—
Net asset value, end of period	$10.80	10.81	11.40	8.34	10.26
Total Return(2)%	(0.09)	2.44	36.69	(17.32)	3.95
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,977	42,426	31,982	12,034	9,731
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.32	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.32	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.34)	(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	24	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.97	10.00	9.95	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.00 *	(0.05)	(0.01)
Net realized and unrealized income (loss) on investments	$1.59	(0.03)	1.62	(0.04)
Total from investment operations	$1.60	(0.03)	1.57	(0.05)
Net asset value, end of period	$11.57	9.97	11.52	9.95
Total Return(2)%	16.28	(0.30)	15.78	(0.50)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,624	3,598	3,348	1,107
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	2.25	2.25
Gross expenses prior to expense reimbursement(3)%	2.41	4.95	3.16	5.70
Net investment income (loss) after expense reimbursement(3)(4)%	0.19	0.23	(0.55)	(0.48)
Portfolio turnover rate %	23	10	23	10

	Class C
	Six Months Ended November 30, 2005	February 7, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.94	9.94
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.00	)*
Net realized and unrealized income on investments	$1.62	0.00	*
Total from investment operations	$1.57	0.00	*
Net asset value, end of period	$11.51	9.94
Total Return(2)%	15.79	0.00	*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,775	2,012
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.25	2.25
Gross expenses prior to expense reimbursement(3)%	3.16	5.70
Net investment loss after expense reimbursement(3)(4)%	(0.55)	(0.42)
Portfolio turnover rate %	23	10

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.01 or $(0.01) per share or 0.01%.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			February 1, 2002(1) to May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.89	13.53	9.44	10.62	10.00
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.43	0.27	4.88	(1.00)	0.63
Total from investment operations	$0.42	0.25	4.83	(1.05)	0.62
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$—	0.89	0.74	0.09	—
Total distributions	$—	0.89	0.74	0.13	—
Net asset value, end of period	$13.31	12.89	13.53	9.44	10.62
Total Return(2)%	3.26	1.67	52.83	(9.83)	6.20
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,669	79,748	45,609	12,280	18,435
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.59	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement(3)%	1.59	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.10)	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate	% 14	76	57	54	12

	Class B
	Six Months Ended November 30,	Year Ended May 31,			February 4, 2002(1) to May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.61	13.36	9.39	10.60	9.85
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.43	0.26	4.84	(1.01)	0.77
Total from investment operations	$0.37	0.14	4.71	(1.12)	0.75
Less distributions from:
Net realized gain from investments	$—	0.89	0.74	0.09	—
Total distributions	$—	0.89	0.74	0.09	—
Net asset value, end of period	$12.98	12.61	13.36	9.39	10.60
Total Return(2)%	2.93	0.84	51.80	(10.53)	7.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,828	24,540	19,815	8,233	7,889
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.34	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.34	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.86)	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate	% 14	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			February 7, 2002(1) to May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.60	13.35	9.38	10.60	9.76
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.43	0.25	4.83	(1.02)	0.85
Total from investment operations	$0.36	0.14	4.71	(1.12)	0.84
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$—	0.89	0.74	0.09	—
Total distributions	$—	0.89	0.74	0.10	—
Net asset value, end of period	$12.96	12.60	13.35	9.38	10.60
Total Return(2)%	2.86	0.84	51.86	(10.55)	8.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,153	42,276	28,906	11,241	8,468
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.34	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.34	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.86)	(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate	% 14	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.57	10.00	9.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.00)*	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$1.55	(0.43)	1.52	(0.44)
Total from investment operations	$1.51	(0.43)	1.46	(0.45)
Net asset value, end of period	$11.08	9.57	11.01	9.55
Total Return(2)%	15.90	(4.30)	15.41	(4.50)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,725	3,976	1,160	591
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.51	1.50	2.26	2.25
Gross expenses prior to expense reimbursement(3)%	2.76	4.73	3.51	5.48
Net investment loss after expense reimbursement(3)(4)%	(0.22)	(0.18)	(0.95)	(0.93)
Portfolio turnover rate	% 14	14	14	14

			Class C
			Six Months Ended November 30, 2005	February 2, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period			$9.56	10.05
Income (loss) from investment operations:
Net investment loss			$(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments			$1.53	(0.48)
Total from investment operations			$1.47	(0.49)
Net asset value, end of period			$11.03	9.56
Total Return(2)			% 15.50	(4.88)
Ratios and Supplemental Data:
Net assets, end of period (000’s)			$3,714	1,517
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)			% 2.26	2.25
Gross expenses prior to expense reimbursement(3)			% 3.51	5.48
Net investment loss after expense reimbursement(3)(4)			% (0.93)	(0.91)
Portfolio turnover rate			% 14	14

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-seven separate series. Thirteen of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Equity and Bond Fund (“Equity and Bond”), ING Real Estate Fund (“Real Estate”) ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”), collectively (the “Funds”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of thecontract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually
Disciplined LargeCap
LargeCap Growth
MidCap Opportunities
SmallCap Opportunities
Financial Services
LargeCap Value
MidCap Value
MidCap Value Choice
SmallCap Value
SmallCap Value Choice

Semi-Annually
MagnaCap

Quarterly
Convertible
Equity and Bond
Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon  the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.            Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.         Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund’s policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed — generally on the trade date. It is also the Fund’s policy to segregate assets to cover its commitments for when-issued securities on trade date.

N.            Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Convertible	$45,180,459	$70,129,383
Equity and Bond	32,549,196	35,545,269
Real Estate	85,544,193	61,400,652
Disciplined LargeCap	40,837,254	46,079,665
LargeCap Growth	129,579,782	154,434,096
MidCap Opportunities	197,605,339	248,002,861
SmallCap Opportunities	97,407,892	121,639,065
Financial Services	36,804,993	54,523,914
LargeCap Value	11,757,675	7,912,062
MagnaCap	103,834,436	138,511,917
MidCap Value	34,610,282	61,243,164
MidCap Value Choice	24,499,440	3,168,703
SmallCap Value	18,525,463	47,157,437
SmallCap Value Choice	10,199,193	1,523,054

U.S. Government securities not included above were as follows:

	Purchases	Sales
Equity and Bond	$45,991,683	$49,222,939

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Equity and Bond	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
Disciplined LargeCap	0.70%
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, Financial Services and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and INGCRES.

Brandes Investment Partners, LP (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP, a registered investment advisor, is the Sub-Adviser to the LargeCap Growth Fund.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

NWQ Investment Management Company, LLC (“NWQ”), a registered investment advisor, serves as a Sub-Adviser to the MidCap Value Choice Fund and the SmallCap Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for Convertible, Equity and Bond and LargeCap Growth.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A(1)	Classes B and C	Class M	Class O	Class Q
Convertible	0.35%	1.00%	N/A	N/A	0.25%
Equity and Bond	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
Disciplined LargeCap	0.30%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
SmallCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
Financial Services	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap(2)	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)   ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible and Equity and Bond. The fee waiver is for the period beginning January 1, 2005 through December 31, 2006.

(2)   MagnaCap Class A paid only 0.19% in Distribution Fees under their reimbursement plan which is limited to 0.30%.

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the six months ended November 30, 2005, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$2,391	N/A	N/A	N/A
Equity and Bond	632	N/A	N/A	N/A
Real Estate	1,875	N/A	N/A	N/A
Disciplined LargeCap	424	N/A	N/A	N/A
LargeCap Growth	19,232	N/A	N/A	N/A
MidCap Opportunities	2,662	N/A	N/A	N/A
SmallCap Opportunities	1,262	N/A	N/A	N/A
Financial Services	4,525	N/A	N/A	N/A
LargeCap Value	6,204	N/A	N/A	N/A
MagnaCap	2,244	N/A	N/A	$36
MidCap Value	54	N/A	N/A	N/A
MidCap Value Choice	10,169	N/A	N/A	N/A
SmallCap Value	197	N/A	N/A	N/A
SmallCap Value Choice	4,819	N/A	N/A	N/A

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$382	N/A	$974	N/A
Equity and Bond	319	N/A	82	N/A
Real Estate	—	N/A	181	N/A
Disciplined LargeCap	—	N/A	139	N/A
LargeCap Growth	16,513	N/A	5,625	N/A
MidCap Opportunities	102	N/A	604	N/A
SmallCap Opportunities	15	N/A	384	N/A
Financial Services	15	N/A	—	N/A
LargeCap Value	—	N/A	962	N/A
MagnaCap	—	N/A	62	N/A
MidCap Value	2,871	N/A	2,267	N/A
MidCap Value Choice	—	N/A	822	N/A
SmallCap Value	—	N/A	7,275	N/A
SmallCap Value Choice	—	N/A	1,648	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Convertible	$92,441	$12,325	$90,775	$195,541
Equity and Bond	33,426	4,457	25,260	63,143
Real Estate	151,375	21,636	26,070	199,081
Disciplined LargeCap	24,806	3,544	32,283	60,633
LargeCap Growth	185,500	24,733	154,225	364,458
MidCap Opportunities	287,405	28,740	206,704	522,849
SmallCap Opportunities	149,518	15,700	84,459	249,677
Financial Services	184,121	—	125,334	309,455
LargeCap Value	35,018	3,891	21,423	60,332
MagnaCap	207,411	—	82,164	289,575
MidCap Value	98,100	10,443	66,814	175,357
MidCap Value Choice	23,363	2,336	12,718	38,417
SmallCap Value	90,858	9,638	58,416	158,912
SmallCap Value Choice	12,713	1,271	5,912	19,896

At November 30, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING National Trust — Real Estate (10.58%); LargeCap Growth (13.27%); and SmallCap Opportunities (6.65%).

ING Life Insurance and Annuity Company — Real Estate (23.56%); and SmallCap Value Choice (6.88%).

During the year ended May 31, 2005, the Sub-Adviser reimbursed MidCap Opportunities $304,691 in connection with an investment transaction loss.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2005, the funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Payable for Professional Fees
Real Estate	$57,999
Financial Services	78,781

Payable for Transfer Agent Fees
Financial Services	$74,430
LargeCap Value	9,869
SmallCap Value Choice	2,765

Payable for Offering Fees
LargeCap Value	$42,623
SmallCap Value Choice	25,452

Payable for Shareholder Reporting Fees
Real Estate	$21,859
Financial Services	71,128

Accrued Organizational Fees
SmallCap Value Choice	$3,934

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Equity and Bond(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)   Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2006. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.33%	2.08%	2.08%	N/A	1.33%
Equity and Bond	1.36%	2.11%	2.11%	N/A	1.36%
Disciplined LargeCap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2005, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2006	2007	2008	Total
Equity and Bond	$65,870	—	—	$65,870
Disciplined LargeCap	—	—	$28,822	28,822
LargeCap Growth	365,234	$82,149	13,541	460,924
MidCap Opportunities	461,250	—	—	461,250
LargeCap Value	—	145,120	65,917	211,037
MidCap Value Choice	—	—	114,069	114,069
SmallCap Value Choice	—	—	108,508	108,508

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended November 30, 2005:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Covertible	61	$1,131,148	4.13%
MidCap Opportunities	5	884,000	3.71%
MagnaCap	1	500,000	3.46%
SmallCap Value	14	452,143	4.00%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	241,232	746,464	33,252	242,746	48,797	187,780
Dividends reinvested	32,355	62,283	16,710	35,628	16,262	32,760
Shares redeemed	(637,583)	(1,288,902)	(517,241)	(1,421,080)	(434,360)	(926,660)
Net decrease in shares outstanding	(363,996)	(480,155)	(467,279)	(1,142,706)	(369,301)	(706,120)
Convertible ($)
Shares sold	$4,413,227	$13,563,145	$673,395	$4,839,782	$917,166	$3,495,036
Dividends reinvested	592,821	1,132,422	339,063	713,078	306,752	610,790
Shares redeemed	(11,703,493)	(23,291,225)	(10,431,000)	(28,289,877)	(8,140,589)	(17,172,719)
Net decrease	$(6,697,445)	$(8,595,658)	$(9,418,542)	$(22,737,017)	$(6,916,671)	$(13,066,893)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	9,700	13,451
Dividends reinvested	1,966	4,064
Shares redeemed	(17,804)	(64,616)
Net decrease in shares outstanding	(6,138)	(47,101)

Convertible ($)
Shares sold	$170,820	$242,612
Dividends reinvested	34,938	71,630
Shares redeemed	(316,315)	(1,128,439)
Net decrease	$(110,557)	$(814,197)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Equity and Bond (Number of Shares)
Shares sold	271,732	206,394	44,839	212,326	14,558	77,584
Dividends reinvested	22,482	31,955	2,797	5,555	4,176	6,104
Shares redeemed	(374,327)	(690,486)	(311,281)	(574,690)	(127,254)	(246,742)
Net decrease in shares outstanding	(80,113)	(452,137)	(263,645)	(356,809)	(108,520)	(163,054)

Equity and Bond ($)
Shares sold	$3,516,483	$2,612,580	$629,894	$2,905,920	$180,077	$945,085
Dividends reinvested	292,201	406,731	39,217	76,561	51,751	74,314
Shares redeemed	(4,872,003)	(8,744,367)	(4,342,693)	(7,846,198)	(1,577,977)	(2,975,674)
Net decrease	$(1,063,319)	$(5,725,056)	$(3,673,582)	$(4,863,717)	$(1,346,149)	$(1,956,275)

	Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Equity and Bond (Number of Shares)
Shares sold	3,115	3,475
Dividends reinvested	100	296
Shares redeemed	(5,376)	(20,797)
Net decrease in shares outstanding	(2,161)	(17,026)

Equity and Bond ($)
Shares sold	$40,672	$43,824
Dividends reinvested	1,294	3,746
Shares redeemed	(69,871)	(263,639)
Net decrease	$(27,905)	$(216,069)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year EndedMay 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Real Estate (Number of Shares)
Shares sold	1,535,848	2,672,995	72,420	120,324	20,079	79,409
Dividends reinvested	72,988	240,016	2,971	16,271	1,543	17,279
Shares redeemed	(470,959)	(312,442)	(30,725)	(57,761)	(43,653)	(125,197)
Net increase (decrease) in shares outstanding	1,137,877	2,600,569	44,666	78,834	(22,031)	(28,509)

Real Estate ($)
Shares sold	$24,245,488	$37,474,130	$1,149,872	$1,684,252	$329,293	$1,123,254
Dividends reinvested	1,156,477	3,364,258	47,148	228,441	25,208	248,472
Shares redeemed	(7,331,075)	(4,373,486)	(486,635)	(814,232)	(711,715)	(1,817,293)
Net increase (decrease)	$18,070,890	$36,464,902	$710,385	$1,098,461	$(357,214)	$(445,567)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class O
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	September 15, 2004(1) to May 31, 2005
Real Estate (Number of Shares)
Shares sold	922,815	1,805,989	708,056	1,203,117
Dividends reinvested	124,057	813,054	15,643	23,737
Shares redeemed	(1,098,313)	(4,501,141)	(426,213)	(395,985)
Shares redeemed in-kind	—	(855,950)	—	—
Net increase (decrease) in shares outstanding	(51,441)	(2,738,048)	297,486	830,869

Real Estate ($)
Shares sold	$15,248,855	$26,036,921	$11,222,741	$17,120,666
Dividends reinvested	2,053,823	11,863,991	247,806	334,216
Shares redeemed	(18,009,551)	(65,604,769)	(6,686,397)	(5,586,094)
Shares redeemed in-kind	—	(12,899,167)	—	—
Net increase (decrease)	$(706,873)	$(40,603,024)	$4,784,150	$11,868,788

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares sold	55,018	132,532	106,459	350,257	18,594	39,185
Shares redeemed	(87,599)	(205,782)	(470,616)	(1,123,860)	(172,072)	(517,740)
Net decrease in shares outstanding	(32,581)	(73,250)	(364,157)	(773,603)	(153,478)	(478,555)

Disciplined LargeCap ($)
Shares sold	$602,647	$1,257,808	$1,008,425	$3,245,746	$175,201	$409,223
Shares redeemed	(930,651)	(1,896,654)	(4,453,862)	(9,952,538)	(1,629,411)	(4,590,599)
Net decrease	$(328,004)	$(638,846)	$(3,445,437)	$(6,706,792)	$(1,454,210)	$(4,181,376)

	Class I Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares redeemed	—	(2,532,245)
Net decrease in shares outstanding	—	(2,532,245)

Disciplined LargeCap ($)
Shares redeemed	$—	$(23,146,344)
Net decrease	$—	$(23,146,344)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	684,921	3,644,997	229,082	1,124,070	219,012	958,053
Dividends reinvested	—	146,396	—	111,849	—	49,054
Shares redeemed	(1,154,961)	(3,636,558)	(1,030,315)	(1,920,175)	(553,266)	(1,057,805)
Net increase (decrease) in shares outstanding	(470,040)	154,835	(801,233)	(684,256)	(334,254)	(50,698)

LargeCap Growth ($)
Shares sold	$12,575,725	$63,972,065	$4,060,837	$19,164,793	$3,862,381	$16,165,467
Dividends reinvested	—	2,601,451	—	1,933,935	—	845,684
Shares redeemed	(21,153,716)	(63,093,074)	(18,311,087)	(32,423,831)	(9,822,080)	(17,832,172)
Net increase (decrease)	$(8,577,991)	$3,480,442	$(14,250,250)	$(11,325,103)	$(5,959,699)	$(821,021)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	132,470	431,875	11,073	47,315
Dividends reinvested	—	66,417	—	7,030
Shares redeemed	(151,223)	(348,951)	(41,090)	(268,176)
Net increase (decrease) in shares outstanding	(18,753)	149,341	(30,017)	(213,831)

LargeCap Growth ($)
Shares sold	$2,514,478	$7,799,272	$209,078	$854,019
Dividends reinvested	—	1,216,755	—	128,161
Shares redeemed	(2,861,281)	(6,288,069)	(775,972)	(4,787,745)
Net increase (decrease)	$(346,803)	$2,727,958	$(566,894)	$(3,805,565)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	820,946	1,653,655	92,044	330,659	46,670	142,087
Shares redeemed	(1,377,344)	(3,589,399)	(2,213,693)	(5,628,788)	(1,053,670)	(3,341,815)
Net decrease in shares outstanding	(556,398)	(1,935,744)	(2,121,649)	(5,298,129)	(1,007,000)	(3,199,728)

MidCap Opportunities ($)
Shares sold	$11,245,095	$20,443,482	$1,196,717	$3,927,636	$606,635	$1,663,378
Shares redeemed	(18,807,193)	(44,171,966)	(28,796,237)	(66,452,972)	(13,580,990)	(39,158,419)
Net decrease	$(7,562,098)	$(23,728,484)	$(27,599,520)	$(62,525,336)	$(12,974,355)	$(37,495,041)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	24,271	100,583	798	4,452
Shares redeemed	(15,659)	(87,970)	(40,527)	(45,376)
Net increase (decrease) in shares outstanding	8,612	12,613	(39,729)	(40,924)

MidCap Opportunities ($)
Shares sold	$338,732	$1,283,850	$10,983	$54,226
Shares redeemed	(218,189)	(1,137,696)	(565,745)	(550,288)
Net increase (decrease)	$120,543	$146,154	$(554,762)	$(496,062)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	450,111	1,150,994	26,170	73,681	54,568	38,128
Shares redeemed	(753,601)	(2,002,230)	(551,575)	(1,847,128)	(293,870)	(836,216)
Net decrease in shares outstanding	(303,490)	(851,236)	(525,405)	(1,773,447)	(239,302)	(798,088)

SmallCap Opportunities ($)
Shares sold	$11,751,839	$26,511,083	$619,231	$1,560,259	$1,342,548	$797,289
Shares redeemed	(19,451,484)	(46,131,710)	(13,088,220)	(39,147,390)	(6,905,919)	(17,817,574)
Net decrease	$(7,699,645)	$(19,620,627)	$(12,468,989)	$(37,587,131)	$(5,563,371)	$(17,020,285)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	72,222	163,102	114	—
Shares redeemed	(42,121)	(129,421)	(1,872)	(10,556)
Net increase (decrease) in shares outstanding	30,101	33,681	(1,758)	(10,556)

SmallCap Opportunities ($)
Shares sold	$1,895,146	$3,862,236	$2,838	$—
Shares redeemed	(1,096,007)	(3,055,561)	(49,384)	(240,386)
Net increase (decrease)	$799,139	$806,675	$(46,546)	$(240,386)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	August 25, 2004(1) to May 31, 2005
Financial Services (Number of Shares)
Shares sold	276,723	514,108	54,086	228,680	5,502	597
Dividends reinvested	—	416,934	—	281,714	—	8
Shares redeemed	(683,332)	(1,480,948)	(699,768)	(1,467,544)	(36)	—
Net increase (decrease) in shares outstanding	(406,609)	(549,906)	(645,682)	(957,150)	5,466	605

Financial Services ($)
Shares sold	$6,523,015	$11,387,499	$1,234,791	$5,006,599	$130,141	$13,100
Dividends reinvested	—	9,134,542	—	6,101,924	—	182
Shares redeemed	(15,800,047)	(32,816,840)	(15,961,630)	(32,066,404)	(863)	—
Net increase (decrease)	$(9,277,032)	$(12,294,799)	$(14,726,839)	$(20,957,881)	$129,278	$13,282

	Class O
	Six Months Ended November 30, 2005	September 15, 2004(1) to May 31, 2005
Financial Services (Number of Shares)
Shares sold	128,077	216,201
Dividends reinvested	—	2,154
Shares redeemed	(76,216)	(53,241)
Net increase in shares outstanding	51,861	165,114

Financial Services ($)
Shares sold	$2,974,598	$4,817,642
Dividends reinvested	—	47,107
Shares redeemed	(1,757,529)	(1,177,369)
Net increase	$1,217,069	$3,687,380

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	583,731	1,928,832	105,551	680,221	170,746	824,172
Dividends reinvested	—	16,396	—	5,318	—	6,765
Shares redeemed	(294,834)	(277,874)	(133,784)	(125,461)	(146,411)	(108,362)
Net increase (decrease) in shares outstanding	288,897	1,667,354	(28,233)	560,078	24,335	722,575

LargeCap Value ($)
Shares sold	$6,077,472	$19,233,492	$1,007,336	$6,741,511	$1,787,026	$8,149,480
Dividends reinvested	—	169,247	—	54,681	—	69,674
Shares redeemed	(3,069,692)	(2,791,261)	(1,288,651)	(1,256,388)	(1,518,320)	(1,073,378)
Net increase (decrease)	$3,007,780	$16,611,478	$(281,315)	$5,539,804	$268,706	$7,145,776

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares
	Six Months Ended November 30, 2005	August 2, 2004(1) to May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	—	269,470
Dividends reinvested	—	472
Net increase in shares outstanding	—	269,942

LargeCap Value ($)
Shares sold	$—	$2,620,312
Dividends reinvested	—	5,023
Net increase	$—	$2,625,335

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	500,414	1,657,369	77,736	226,531	19,497	64,507
Dividends reinvested	220,004	320,325	2,708	7,431	428	1,938
Shares redeemed	(2,188,939)	(5,070,229)	(834,773)	(2,030,048)	(78,873)	(606,386)
Net decrease in shares outstanding	(1,468,521)	(3,092,535)	(754,329)	(1,796,086)	(58,948)	(539,941)

MagnaCap ($)
Shares sold	$5,628,406	$17,606,524	$848,808	$2,337,914	$211,967	$670,241
Dividends reinvested	2,514,530	3,397,764	29,631	74,454	4,685	19,427
Shares redeemed	(24,636,645)	(54,235,720)	(9,073,061)	(20,941,729)	(856,687)	(6,330,142)
Net decrease	$(16,993,709)	$(33,231,432)	$(8,194,622)	$(18,529,361)	$(640,035)	$(5,640,474)

	Class I Shares		Class M Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	17,517	287,655	1,474	2,866
Dividends reinvested	2,699	2,207	1,131	1,681
Shares redeemed	(23,505)	(62,608)	(70,781)	(146,040)
Net increase (decrease) in shares outstanding	(3,289)	227,254	(68,176)	(141,493)

MagnaCap ($)
Shares sold	$195,760	$3,019,036	$15,935	$30,143
Dividends reinvested	30,595	23,921	12,786	17,445
Shares redeemed	(263,771)	(678,262)	(794,426)	(1,544,972)
Net increase (decrease)	$(37,416)	$2,364,695	$(765,705)	$(1,497,384)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	80,245	5,114,273	7,765	1,232,983	12,266	2,022,716
Dividends reinvested	—	384,981	—	214,520	—	213,558
Shares redeemed	(1,280,061)	(4,131,796)	(521,934)	(982,927)	(789,639)	(1,116,536)
Net increase (decrease) in shares outstanding	(1,199,816)	1,367,458	(514,169)	464,576	(777,373)	1,119,738

MidCap Value ($)
Shares sold	$903,746	$58,408,030	$88,527	$13,972,822	$137,214	$22,877,087
Dividends reinvested	—	4,301,663	—	2,360,063	—	2,349,128
Shares redeemed	(14,418,873)	(45,656,579)	(5,724,099)	(10,661,218)	(8,750,901)	(12,117,251)
Net increase (decrease)	$(13,515,127)	$17,053,114	$(5,635,572)	$5,671,667	$(8,613,687)	$13,108,964

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	11,676	5,146	—	—
Dividends reinvested	—	13,621	—	135
Shares redeemed	(66,739)	(21,922)	(609)	—
Net increase (decrease) in shares outstanding	(55,063)	(3,155)	(609)	135

MidCap Value ($)
Shares sold	$135,924	$57,418	$—	$—
Dividends reinvested	—	153,787	—	1,507
Shares redeemed	(747,002)	(248,525)	(7,111)	—
Net increase (decrease)	$(611,078)	$(37,320)	$(7,111)	$1,507

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 7, 2005(1) to May 31, 2005
MidCap Value Choice (Number of Shares)
Shares sold	1,026,374	366,818	199,955	119,954	667,393	202,489
Shares redeemed	(36,799)	(5,897)	(20,547)	(8,699)	(20,414)	(44)
Net increase in shares outstanding	989,575	360,921	179,408	111,255	646,979	202,445

MidCap Value Choice ($)
Shares sold	$11,160,537	$3,683,883	$2,172,270	$1,205,214	$7,193,247	$2,013,681
Shares redeemed	(405,587)	(58,380)	(219,460)	(85,553)	(222,717)	(437)
Net increase	$10,754,950	$3,625,503	$1,952,810	$1,119,661	$6,970,530	$2,013,244

Class I Shares
September 16, 2005(1) to November 30, 2005
MidCap Value Choice (Number of Shares)
Shares sold	201,529
Net increase in shares outstanding	201,529

MidCap Value Choice ($)
Shares sold	$2,276,772
Net increase	$2,276,772

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	111,210	5,230,307	2,306	765,833	7,755	1,882,329
Dividends reinvested	—	324,889	—	98,206	—	137,839
Shares redeemed	(1,815,613)	(2,737,178)	(342,911)	(401,226)	(728,202)	(830,191)
Net increase (decrease) in shares outstanding	(1,704,403)	2,818,018	(340,605)	462,813	(720,447)	1,189,977

SmallCap Value ($)
Shares sold	$1,484,951	$69,819,490	$30,030	$10,174,122	$101,163	$24,899,975
Dividends reinvested	—	4,280,838	—	1,271,765	—	1,783,641
Shares redeemed	(24,374,167)	(35,961,144)	(4,484,754)	(5,088,317)	(9,528,235)	(10,607,956)
Net increase (decrease)	$(22,889,216)	$38,139,184	$(4,454,724)	$6,357,570	$(9,427,072)	$16,075,660

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	1,417	206	—	370
Dividends reinvested	—	2,052	—	303
Shares redeemed	(465)	(2,509)	—	—
Net increase (decrease) in shares outstanding	952	(251)	—	673

SmallCap Value ($)
Shares sold	$20,000	$2,810	$—	$5,000
Dividends reinvested	—	27,225	—	4,047
Shares redeemed	(5,892)	(32,358)	—	—
Net increase (decrease)	$14,108	$(2,323)	$—	$9,047

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 2, 2005(1) to May 31, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	641,885	452,026	62,027	61,887	198,630	161,297
Shares redeemed	(89,871)	(36,482)	(18,605)	—	(20,740)	(2,662)
Net increase in shares outstanding	552,014	415,544	43,422	61,887	177,890	158,635

SmallCap Value Choice ($)
Shares sold	$6,592,719	$4,431,614	$648,967	$599,786	$2,067,606	$1,567,540
Shares redeemed	(940,796)	(340,176)	(196,059)	—	(217,614)	(26,683)
Net increase	$5,651,923	$4,091,438	$452,908	$599,786	$1,849,992	$1,540,857

Class I Shares
June 6, 2005(1) to November 30, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	56,262
Shares redeemed	(268)
Net increase in shares outstanding	55,994

SmallCap Value Choice ($)
Shares sold	$571,152
Shares redeemed	(2,941)
Net increase	$568,211

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

November 30, 2005, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Convertible	$27,316,239	$28,047,345
Disciplined LargeCap	3,300,862	3,399,769
LargeCap Growth	65,420,296	67,516,273
MidCap Opportunities	63,015,280	64,263,537
SmallCap Opportunities	37,733,744	38,543,719
MagnaCap	33,715,926	34,582,823
MidCap Value	31,253,978	32,728,403
SmallCap Value	30,549,542	32,464,344

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2005	Year Ended May 31, 2005
	Ordinary Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
Convertible	$1,990,710	$3,918,082	$—	$—
Equity and Bond	465,300	734,640	—	—
Real Estate	4,057,645	14,384,321	8,486,213	—
LargeCap Growth	—	5,873,150	—	2,601,959
Financial Services	—	2,448,606	18,500,182	—
LargeCap Value	—	431,375	—	—
MagnaCap	2,815,413	4,063,152	—	—
MidCap Value	—	6,754,843	5,232,768	—
SmallCap Value	—	4,253,596	5,445,567	—

(1) Composition of dividends and distributions presented herein differ from final amounts based of the Fund’s tax year-end of December 31, 2004.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Convertible	$974,914	$—	$(190,267)	$—	$(55,590,717)	2010
					(15,497,042)	2011
					$(71,087,759)
Equity and Bond	116,918	—	2,889,064	—	$(506,406)	2010
					(4,569,236)	2011
					(8,878,255)	2012
					$(13,953,897)
Real Estate(1)	—	3,357,328	57,782,259	—	$—
Disciplined LargeCap	19,967	—	2,587,115	—	$(3,887,401)	2009
					(10,480,954)	2010
					(24,371,998)	2011
					(6,531,057)	2012
					$(45,271,410)
LargeCap Growth	—	—	47,552,637	(1,229,657)	$(129,467,771)	2009
					(140,176,886)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					$(387,748,163)*
MidCap Opportunities	—	—	76,285,951	—	$(108,920,284)	2008
					(85,637,489)	2009
					(21,217,297)	2010
					(9,824,346)	2011
					$(225,599,416)*
SmallCap Opportunities	—	—	51,684,673	—	$(45,566,046)	2009
					(106,886,756)	2010
					(167,319,499)	2011
					$(319,772,301)*
Financial Services	4,856,830	10,228,872	49,270,376	—	$—
LargeCap Value	1,828,601	102,032	(314,007)	—	$—
MagnaCap	1,047,605	—	42,511,008	—	$(2,643,213)	2009
					(29,034,094)	2010
					(54,622,208)	2012
					$(86,299,515)
MidCap Value	7,540,219	5,335,877	(14,472,352)	—	$—
MidCap Value Choice	53,268	—	(61,235)	—	$—
SmallCap Value	13,801,588	6,729,717	(17,010,956)	—	$—
SmallCap Value Choice	28,711	—	(144,900)	—	$—

* Utilization of these capital losses is subject to annual limitations under Section 382 of The Internal Revenue Code.

(1) As of the Fund’s tax year ended December 31, 2004.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Fund	Security	Shares/ Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Convertible	Winstar Communications, Inc.	51,932	11/6/98	$2,364,096	$5	0.00%
Equity and Bond	Alpine III, 4.882%, due 8/16/14	13,000	10/17/05	$13,032	$13,037	0.00%
	Alpine III, 5.290%, due 8/16/14	13,000	10/17/05	13,032	13,036	0.00%
	Alpine III, 7.090%, due 8/16/14	20,000	10/17/05	20,049	20,097	0.00%
	Alpine III, 10.340%, due 8/16/14	35,000	10/17/05	35,777	36,006	0.00%
	Dayton Superior Corp., expires 6/15/09	400	8/31/01	7,446	4	0.00%
	North Atlantic Trading Co., Inc.	1,209	5/4/04	12	1	0.00%
	Winstar Communications, Inc., 12.750%, due 4/15/10	500,000	1/10/01	386,500	50	0.00%
				$475,848	$82,231	0.00%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENT

On November 29, 2005, the shareholders of ING Equity and Bond Fund approved the reorganization with and merger into the ING Balanced Fund. The reorganization was completed on December 2, 2005. Accordingly, the ING Equity and Bond Fund is no longer offering its shares.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 6.8%
		Food: 0.8%
30,000	@,L	Dean Foods Co.	$1,145,700
6,000	@,L	TreeHouse Foods, Inc.	118,320
			1,264,020
		Healthcare-Services: 0.6%
12,000	@	WellPoint, Inc.	921,960
			921,960
		Investment Companies: 3.0%
35,000		SPDR Trust Series 1	4,389,350
			4,389,350
		Miscellaneous Manufacturing: 0.9%
36,000		General Electric Co.	1,285,920
			1,285,920
		Retail: 0.6%
18,000		Wal-Mart Stores, Inc.	874,080
			874,080
		Software: 0.9%
61,500	@	Open Solutions, Inc.	1,362,840
			1,362,840
		Total Common Stock (Cost $7,303,093)	10,098,170

PREFERRED STOCK: 27.4%
		Advertising: 0.5%
20,000		Interpublic Group of Cos., Inc.	721,400
			721,400
		Auto Manufacturers: 1.2%
85,000	C	General Motors Corp.	1,844,500
			1,844,500
		Chemicals: 0.9%
29,700		Huntsman Corp.	1,283,931
			1,283,931
		Diversified Financial Services: 2.1%
95,000	@	Citigroup Funding, Inc.	3,158,560
			3,158,560
		Electric: 1.6%
1,920	#,C	NRG Energy, Inc.	2,356,800
			2,356,800
		Food: 0.8%
50,000		Albertson’s, Inc.	1,165,500
			1,165,500
		Gas: 1.2%
9,500	L,C	SEMCO Energy, Inc	1,831,125
			1,831,125
		Insurance: 7.6%
35,000		Hartford Financial Services Group, Inc.	2,761,850
47,500	@@	IPC Holdings Ltd.	1,353,750
70,000	@@	Reinsurance Group of America	4,208,750
118,000	C	Travelers Property Casualty Corp.	2,980,680
			11,305,030
		Media: 0.7%
25,000	@,C	Comcast Corp.	$1,062,500
			1,062,500
		Mining: 1.5%
1,900		Freeport-McMoRan Copper & Gold, Inc.	2,156,263
			2,156,263
		Oil and Gas: 3.1%
35,000	#	Chesapeake Energy Corp.	4,571,875
			4,571,875
		Packaging and Containers: 0.3%
10,800	C	Owens-Illinois, Inc.	394,200
			394,200
		Real Estate Investment Trusts: 1.3%
83,000		FelCor Lodging Trust, Inc.	1,983,700
			1,983,700
		Retail: 0.8%
52,800		Rite Aid Corp.	1,152,096
			1,152,096
		Savings and Loans: 1.2%
39,200		Sovereign Capital Trust	1,773,800
			1,773,800
		Software: 1.3%
2,000	C	Lucent Technologies Capital Trust I	1,932,750
			1,932,750
		Sovereign: 1.3%
20	C	Fannie Mae	1,846,195
			1,846,195
		Telecommunications: 0.0%
51,932	@,X,**,C,I	Winstar Communications, Inc.	5
			5
		Total Preferred Stock (Cost $40,522,796)	40,540,230

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 63.2%
		Advertising: 1.5%
$2,000,000	L	Lamar Advertising Co., 2.875%, due 12/31/10	2,147,500
			2,147,500
		Aerospace/Defense: 5.1%
1,900,000	C	EDO Corp., 4.000%, due 11/15/25	1,921,375
2,850,000	#,C	L-3 Communications Corp., 3.000%, due 08/01/35	2,785,875
3,460,000	C	Spacehab, Inc., 8.000%, due 10/15/07	2,906,399
			7,613,649
		Auto Parts and Equipment: 1.2%
4,000,000	C	Lear Corp., 4.860%, due 02/20/22	1,730,000
			1,730,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Biotechnology: 1.9%
$2,793,000	C,L	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	$2,772,053
			2,772,053
		Building Materials: 0.7%
1,500,000	@@,C	Holcim Capital Corp., Ltd.	1,039,889
			1,039,889
		Chemicals: 0.5%
960,000		Hercules, Inc., 6.500%, due 06/30/29	710,400
			710,400
		Commercial Services: 2.5%
1,190,000	#,C	Euronet Worldwide, Inc., 3.500%, due 10/15/25	1,146,863
2,500,000	#,C,L	Euronet Worldwide, Inc., 1.625%, due 12/15/24	2,487,500
			3,634,363
		Diversified Financial Services: 2.5%
980,000	@@,#,L	AngloGold Holdings PLC, 2.375%, due 02/27/09	988,575
2,870,000	C,L	Ocwen Financial Corp., 3.250%, due 08/01/24	2,665,513
			3,654,088
		Electric: 1.6%
2,000,000	C	Centerpoint Energy, Inc., 3.750%, due 05/15/23	2,415,000
			2,415,000
		Electronics: 0.9%
1,500,000	@@,L	Flextronics Intl. Ltd., 1.000%, due 08/01/10	1,359,375
			1,359,375
		Engineering and Construction: 1.5%
2,000,000	@@	ABB Intl. Finance Ltd., 4.625%, due 05/16/07	2,215,000
			2,215,000
		Entertainment: 2.2%
2,500,000	C	International Game Technology, .000%, due 01/29/33	1,640,625
1,500,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	1,693,125
			3,333,750
		Healthcare-Products: 2.0%
2,900,000	C,L	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	2,968,875
			2,968,875
		Internet: 1.3%
2,000,000	C	Amazon.Com, Inc., 4.750%, due 02/01/09	1,932,500
			1,932,500
		Leisure Time: 2.1%
2,000,000	@@,C,L	Carnival Corp., 1.132%, due 04/29/33	1,650,000
2,000,000	@@,C,L	Royal Caribbean Cruises Ltd., .000%, due 05/18/21	1,455,000
			3,105,000
		Lodging: 0.8%
$1,000,000	C	Starwood Hotels & Resorts Worldwide, Inc., 3.500%, due 05/16/23	$1,227,500
			1,227,500
		Media: 5.3%
2,460,000	L	Citadel Broadcasting Corp., 1.875%, due 02/15/11	1,891,125
4,000,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	3,914,999
2,000,000	C	Liberty Media Corp., 3.500%, due 01/15/31	2,107,500
			7,913,624
		Mining: 1.9%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	2,845,994
			2,845,994
		Miscellaneous Manufacturing: 1.7%
2,000,000	@@,C	Tyco Intl. Group SA, 2.750%, due 01/15/18	2,512,500
			2,512,500
		Oil and Gas: 1.6%
1,998,000	C	Devon Energy Corp., 4.900%, due 08/15/08	2,327,670
			2,327,670
		Oil and Gas Services: 2.6%
2,000,000	C,L	Cooper Cameron Corp., 1.500%, due 05/15/24	2,547,500
1,000,000	@@,C	Schlumberger Ltd., 2.125%, due 06/01/23	1,288,750
			3,836,250
		Packaging and Containers: 1.3%
2,000,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	1,955,000
			1,955,000
		Pharmaceuticals: 5.5%
2,500,000	C,L	Abgenix, Inc., 1.750%, due 12/15/11	2,996,874
1,920,000	C	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	1,608,000
1,920,000	#,C	Isolagen, Inc., 3.500%, due 11/01/24	1,024,800
3,000,000	C	NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	2,595,000
			8,224,674
		Real Estate Investment Trusts: 1.4%
1,900,000	C	Vornado Realty LP, 3.875%, due 04/15/25	2,025,875
			2,025,875
		Retail: 3.5%
3,000,000	C,L	Costco Wholesale Corp., .000%, due 08/19/17	3,416,250
2,500,000	C,L	Dick’s Sporting Goods, Inc., 1.606%, due 02/18/24	1,796,875
			5,213,125
		Semiconductors: 2.9%
2,000,000	C	Cypress Semiconductor Corp., 1.250%, due 06/15/08	2,345,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Semiconductors (continued)
$3,000,000	C	Pixelworks, Inc., 1.750%, due 05/15/24	$1,987,500
			4,332,500
		Software: 1.3%
3,690,000	#,+,C,L	Open Solutions, Inc., 1.467%, due 02/02/35	1,923,413
			1,923,413
		Telecommunications: 2.5%
2,000,000	C	Ciena Corp, 3.750%, due 02/01/08	1,820,000
1,980,000	C,L	RF Micro Devices, Inc., 1.500%, due 07/01/10	1,853,775
			3,673,775
		Transportation: 3.4%
3,000,000	@@,C	OMI Corp., 2.875%, due 12/01/24	2,808,750
1,500,000	C	Yellow Roadway Corp., 5.000%, due 08/08/23	2,291,250
			5,100,000
		Total Convertible Corporate Bonds (Cost $92,464,455)	93,743,342
		Total Long-Term Investments (Cost $140,290,344)	144,381,742

SHORT-TERM INVESTMENTS: 21.5%

	Repurchase Agreement: 2.6%
3,870,000	Morgan Stanley Repurchase
	Agreement dated 11/30/05,
	4.020%, due 12/01/05, $3,870,432
	To be received upon repurchase
	(Collateralized by $12,880,000
	Resolution Funding Corporation,
	8.875%, Market Value plus accrued
	interest $3,947,462, due 12/01/05)		3,870,000
	Total Repurchase Agreement (Cost $3,870,000)		3,870,000
	Securities Lending Collateralcc: 18.9%
28,047,345	The Bank of New York Institutional Cash Reserves Fund		28,047,345
	Total Securities Lending Collateral (Cost $28,047,345)		28,047,345
	Total Short-Term Investments (Cost $31,917,345)		31,917,345
	Total Investments In Securities (Cost $172,207,689)*	118.9%	$176,299,087
	Other Assets and Liabilities-Net	(18.9)	(27,987,565)
	Net Assets	100.0%	$148,311,522

@                      Non-income producing security

@@          Foreign issuer

+                           Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                           Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                          Bond may be called prior to maturity date.

cc                      Securities purchased with cash collateral for securities loaned.

I                              Illiquid security

L                           Loaned security, a portion or all of the security is on loan at November 30, 2005

**                    Defaulted security

X                         Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Trustees.

*                           Cost for federal income tax purposes is $172,306,156. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,119,275
Gross Unrealized Depreciation	(9,126,344)
Net Unrealized Appreciation	$3,992,931

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 59.0%
		Aerospace/Defense: 1.2%
11,650		United Technologies Corp.	$627,236
			627,236
		Agriculture: 1.5%
11,185		Altria Group, Inc.	814,156
			814,156
		Apparel: 0.4%
2,680		Nike, Inc.	228,604
			228,604
		Banks: 2.6%
7,215		Bank of America Corp.	331,096
1,680		City National Corp.	122,690
8,095		U.S. Bancorp	245,117
11,210		Wells Fargo & Co.	704,549
			1,403,452
		Beverages: 0.6%
5,490		PepsiCo, Inc.	325,008
			325,008
		Biotechnology: 1.1%
7,195	@	Amgen, Inc.	582,291
			582,291
		Building Materials: 0.8%
10,750		American Standard Cos., Inc.	409,360
			409,360
		Chemicals: 0.7%
5,610		Dow Chemical Co.	253,852
2,250		E.I. du Pont de Nemours & Co.	96,188
			350,040
		Computers: 1.5%
22,410	@	EMC Corp.	312,171
5,585		International Business Machines Corp.	496,507
			808,678
		Cosmetics/Personal Care: 2.4%
10,870		Avon Products, Inc.	297,295
5,020		Colgate-Palmolive Co.	273,690
12,352		Procter & Gamble Co.	706,411
			1,277,396
		Distribution/Wholesale: 0.9%
11,370	@	Wesco Intl., Inc.	474,698
			474,698
		Diversified Financial Services: 5.9%
6,820		Capital One Financial Corp.	566,469
22,405		Citigroup, Inc.	1,087,762
15,610		Countrywide Financial Corp.	543,384
3,350		Goldman Sachs Group, Inc.	432,016
3,830		Merrill Lynch & Co., Inc.	254,389
4,290		Morgan Stanley	240,369
1,209	@,I	North Atlantic Trading Co., Inc.	1
			3,124,390
		Electric: 0.5%
4,200		Public Service Enterprise Group, Inc.	$263,424
			263,424
		Electronics: 1.4%
18,690	@	Jabil Circuit, Inc.	619,013
3,000	@	Thomas & Betts Corp.	120,120
			739,133
		Food: 0.4%
7,480		McCormick & Co., Inc.	233,526
			233,526
		Healthcare-Products: 2.5%
4,110		Baxter Intl., Inc.	159,838
13,615		Johnson & Johnson	840,727
6,585		Medtronic, Inc.	365,928
			1,366,493
		Healthcare-Services: 1.1%
6,300	@	Health Net, Inc.	321,489
6,400	@	Triad Hospitals, Inc.	273,024
			594,513
		Insurance: 2.7%
8,150	@@	ACE Ltd.	452,324
6,205		American Intl. Group, Inc.	416,604
4,770		Lincoln National Corp.	247,945
7,515		St. Paul Travelers Cos., Inc.	349,673
			1,466,546
		Internet: 1.2%
4,500	@	eBay, Inc.	201,645
11,540	@	Yahoo!, Inc.	464,254
			665,899
		Investment Companies: 0.4%
7,020		Materials Select Sector SPDR Fund	208,283
			208,283
		Leisure Time: 0.5%
5,930		Royal Caribbean Cruises Ltd.	271,950
			271,950
		Lodging: 1.2%
7,240		Harrah’s Entertainment, Inc.	492,972
8,145		Hilton Hotels Corp.	178,538
			671,510
		Media: 2.0%
2,970	@	Cablevision Systems Corp.	70,270
28,180		Time Warner, Inc.	506,677
14,990		Viacom, Inc.	500,666
			1,077,613
		Miscellaneous Manufacturing: 3.5%
2,650		Cooper Industries Ltd.	192,761
6,630		Danaher Corp.	367,965
27,615		General Electric Co.	986,408
9,140		Roper Industries, Inc.	360,116
			1,907,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Oil and Gas: 5.2%
11,790		ENSCO Intl., Inc.	$558,374
17,635		Exxon Mobil Corp.	1,023,360
4,240	@	Newfield Exploration Co.	196,142
6,350	@	Plains Exploration & Production Co.	269,240
5,860	@	Southwestern Energy Co.	199,650
12,150		XTO Energy, Inc.	494,384
			2,741,150
		Oil and Gas Services: 2.0%
5,430	@	Dresser-Rand Group, Inc.	120,383
7,750		Halliburton Co.	493,287
4,660		Schlumberger Ltd.	446,102
			1,059,772
		Pharmaceuticals: 4.3%
2,191	@	Gilead Sciences, Inc.	111,062
7,830	@	Medco Health Solutions, Inc.	420,080
38,800		Pfizer, Inc.	822,559
15,670	@@	Teva Pharmaceutical Industries Ltd. ADR	640,590
7,955		Wyeth	330,610
			2,324,901
		Retail: 2.9%
2,610		Abercrombie & Fitch Co.	160,045
12,600		CVS Corp.	340,452
8,245		Dollar General Corp.	155,913
6,510		Home Depot, Inc.	271,988
4,050		Tiffany & Co.	164,835
9,345		Wal-Mart Stores, Inc.	453,793
			1,547,026
		Semiconductors: 3.1%
19,685		Intel Corp.	525,196
15,790		Maxim Integrated Products, Inc.	577,124
58,365	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	559,137
			1,661,457
		Software: 2.6%
15,026	@	Activision, Inc.	199,996
19,415		Microsoft Corp.	537,990
52,320	@	Oracle Corp.	657,662
			1,395,648
		Telecommunications: 1.9%
18,840		Bellsouth Corp.	513,578
29,700	@	Cisco Systems, Inc.	520,938
			1,034,516
		Total Common Stock (Cost $29,732,421)	31,655,919
PREFERRED STOCK: 0.9%
		Banks: 0.2%
12	@,#	DG Funding Trust	129,414
			129,414
		Diversified Financial Services: 0.2%
3,000	@	Merrill Lynch & Co., Inc.	75,150
1,575	@	National Rural Utilities Cooperative Finance Corp.	35,296
			110,446
		Insurance: 0.4%
3,236	@,@@	Aegon NV	$79,314
1,000	@,@@	Aegon NV - Series 1	25,344
3,800	@	Metlife, Inc.	95,683
			200,341
		Telecommunications: 0.1%
39	@,@@,#	Centaur Funding Corp.	49,847
			49,847
		Total Preferred Stock (Cost $497,835)	490,048
WARRANTS: 0.0%
		Building Materials: 0.0%
400	@,#,I,X	Dayton Superior Corp., expires 06/15/09	4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 9.3%
		Airlines: 0.0%
$12,415		United AirLines, Inc., 6.602%, due 03/01/15	12,294
			12,294
		Banks: 2.3%
60,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	51,278
54,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	59,872
48,000	@@,#	Banco Santander Chile/Pre-merger with Banco Santiago SA, 4.148%, due 12/09/09	47,898
30,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	25,963
40,000	@@,C	Bank of Nova Scotia, 4.250%, due 08/31/85	33,736
10,000	@@	Bank of Scotland, 3.750%, due 11/30/49	8,650
6,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	6,385
28,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	27,472
54,000	@@,#,C	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	52,025
27,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	28,108
40,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	33,700
42,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	50,305
22,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	23,323
36,000	@@,#	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	35,599
96,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	95,342
90,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	75,599

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
		Banks (continued)
$45,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	$42,803
50,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	43,389
44,000	#,C	M & T Bank Corp., 3.850%, due 04/01/13	42,910
32,000	C	Mellon Capital I, 7.720%, due 12/01/26	33,971
30,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	32,389
40,000	@@,C	National Australia Bank Ltd., 4.525%, due 10/29/49	34,063
37,000		PNC Funding Corp., 4.500%, due 03/10/10	36,219
23,000	+,#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	22,353
100,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	86,880
40,000	@@,C	Societe Generale, 4.656%, due 11/29/49	34,239
40,000	@@,C	Standard Chartered PLC, 4.750%, due 07/29/49	32,200
80,000	@@,C	Standard Chartered PLC, 4.875%, due 11/29/49	64,600
46,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	48,646
7,000		Wachovia Corp., 5.500%, due 08/01/35	6,661
40,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	33,536
			1,250,114
		Beverages: 0.1%
52,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	61,360
			61,360
		Chemicals: 0.2%
13,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	13,092
10,000		Stauffer Chemical, 5.330%, due 04/15/10	7,969
30,000		Stauffer Chemical, 7.770%, due 04/15/17	15,819
89,000		Union Carbide Corp., 7.750%, due 10/01/96	93,610
			130,490
		Commercial Services: 0.2%
100,000	C	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 2.7%
13,000	@@,#,I	Alpine III, 4.882%, due 08/16/14	13,037
13,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	13,036
20,000	@@,#,I	Alpine III, 7.090%, due 08/16/14	20,097
35,000	@@,#,I	Alpine III, 10.340%, due 08/16/14	36,006
15,612	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	15,804
28,000	@@,#,C	Arcel Finance Ltd., 6.361%, due 05/01/12	27,549
$28,770	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	$29,765
62,743	#	Astoria Depositor Corp., 7.902%, due 05/01/21	64,185
104,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	107,168
117,728	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	118,612
74,000	@@,#,C	BTM Curacao Holdings NV, 4.760%, due 07/21/15	72,431
45,000	C	Citigroup Capital II, 7.750%, due 12/01/36	47,430
61,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	64,805
30,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	24,300
42,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	42,146
66,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	59,701
124,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	111,807
39,000		Goldman Sachs Group, Inc., 4.070%, due 03/02/10	39,048
46,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	61,116
18,000		International Lease Finance Corp., 5.000%, due 04/15/10	17,848
37,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	39,144
39,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	41,661
87,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	86,041
35,000	@@,C	Paribas, 4.045%, due 12/31/49	30,163
28,000	@@,#,C	Petroleum Export Ltd/Cayman SPV, 4.623%, due 06/15/10	27,742
32,000	@@,#,C	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	31,674
86,543	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	86,248
14,000	C	Residential Capital Corp., 6.375%, due 06/30/10	14,126
14,000	C	Residential Capital Corp., 6.875%, due 06/30/15	14,679
300,000	#	Toll Road Investors Partnership II LP, 18.250%, due 02/15/45	36,324
48,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	52,057
			1,445,750
		Electric: 1.2%
68,026	C	CE Generation LLC, 7.416%, due 12/15/18	72,345
59,000	C	Consumers Energy Co., 4.250%, due 04/15/08	57,720
67,000	@@	Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	77,931
57,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	55,451
51,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	50,599

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
		Electric (continued)
$43,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	$45,261
74,000	C	Firstenergy Corp., 7.375%, due 11/15/31	85,387
36,021	#,C	Juniper Generation LLC, 6.790%, due 12/31/14	35,071
36,000	@@,+	Korea Electric Power Corp., 0.610%, due 04/01/96	20,835
41,000	C	NorthWestern Corp., 5.875%, due 11/01/14	40,998
30,000	C	Potomac Edison Co., 5.000%, due 11/01/06	30,000
24,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	24,379
11,745		PPL Montana LLC, 8.903%, due 07/02/20	13,515
13,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	13,228
16,547	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	17,105
			639,825
		Food: 0.3%
15,000	C	Delhaize America, Inc., 8.050%, due 04/15/27	15,223
19,000	C	Delhaize America, Inc., 8.125%, due 04/15/11	20,629
67,000	C	Sara Lee Corp., 6.125%, due 11/01/32	62,424
62,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	63,121
			161,397
		Forest Products and Paper: 0.0%
27,000	C	Georgia-Pacific Corp./Timber Group, 7.250%, due 06/01/28	24,030
			24,030
		Gas: 0.1%
67,000	#,C	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	68,719
			68,719
		Home Builders: 0.0%
4,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	4,010
			4,010
		Insurance: 0.3%
59,000		AON Corp., 8.205%, due 01/01/27	67,937
30,000		Prudential Financial, Inc., 4.104%, due 11/15/06	29,793
66,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	71,338
			169,068
		Media: 0.1%
28,000	C	Comcast Corp., 5.650%, due 06/15/35	25,410
33,000	C	COX Communications, Inc., 6.850%, due 01/15/18	34,562
			59,972
		Mining: 0.1%
$31,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	$34,333
			34,333
		Multi-National: 0.1%
32,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	31,337
			31,337
		Oil and Gas: 0.5%
31,000	C	Amerada Hess Corp., 6.650%, due 08/15/11	33,311
30,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	28,538
21,000	@@,#	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	22,525
36,000	@@,+,C	Husky Oil Co., 8.900%, due 08/15/28	38,819
64,000	#,C	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	66,367
17,000	#	Pemex Project Funding Master Trust, 5.750%, due 12/15/15	16,724
52,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	51,240
38,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	38,665
			296,189
		Pharmaceuticals: 0.1%
38,000	#,C	AmerisourceBergen Corp., 5.625%, due 09/15/12	38,095
15,000	#,C	AmerisourceBergen Corp., 5.875%, due 09/15/15	15,150
			53,245
		Real Estate: 0.2%
42,000	C	EOP Operating LP, 7.750%, due 11/15/07	44,092
8,000	C	Liberty Property LP, 6.375%, due 08/15/12	8,388
40,000	C	Liberty Property LP, 7.750%, due 04/15/09	43,221
			95,701
		Real Estate Investment Trusts: 0.2%
35,000	C	Simon Property Group LP, 4.875%, due 03/18/10	34,430
55,000	C	Simon Property Group LP, 6.375%, due 11/15/07	56,301
			90,731
		Retail: 0.1%
48,000	C	May Department Stores Co., 3.950%, due 07/15/07	47,178
			47,178
		Savings and Loans: 0.1%
33,000	C	Great Western Financial, 8.206%, due 02/01/27	35,310
			35,310

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
		Telecommunications: 0.4%
$29,000	C	AT&T Corp., 9.750%, due 11/15/31	$35,815
39,000	C	BellSouth Corp., 4.200%, due 09/15/09	37,869
25,000	@@,+	Deutsche Telekom International Finance BV, 8.500%, due 06/15/10	27,856
14,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	16,137
22,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	21,983
30,000	@@,C	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	29,563
42,000	C	Verizon Global Funding Corp., 5.850%, due 09/15/35	39,917
500,000	**,C,I,X	Winstar Communications, Inc., 12.750%, due 04/15/10	50
			209,190
		Total Corporate Bonds/Notes (Cost $5,448,761)	5,020,243

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.8%
		Federal Home Loan Bank: 0.6%
230,000		3.250%, due 12/17/07	223,625
110,000		4.125%, due 10/19/07	108,902
			332,527
		Federal Home Loan Mortgage Corporation: 4.1%
119,000		3.875%, due 06/15/08	116,687
121,000		4.000%, due 08/17/07	119,676
194,493	C	4.500%, due 12/15/16	191,674
99,000	C	4.500%, due 02/15/20	93,059
221,000		4.625%, due 12/19/08	220,502
125,798	C	5.000%, due 08/15/16	124,382
36,000	C	5.000%, due 05/15/20	35,277
126,084	C	5.000%, due 08/15/21	125,171
107,000	C	5.000%, due 04/15/23	101,987
20,593		5.038%, due 04/01/35	20,194
69,342		5.223%, due 06/01/35	68,350
93,674	C	5.500%, due 11/15/18	94,483
54,000		5.500%, due 12/15/18	54,236
18,000		5.500%, due 12/15/33	17,753
91,000		5.875%, due 03/21/11	94,718
67,216		6.000%, due 04/01/14	68,555
540,707	C	6.000%, due 01/15/29	550,122
129,926		6.500%, due 12/01/31	133,236
			2,230,062
		Federal National Mortgage Association: 7.9%
225,000		3.875%, due 07/15/08	220,651
70,000		4.250%, due 09/15/07	69,496
15,000		4.500%, due 12/15/18	14,503
47,371		4.639%, due 08/01/35	46,525
141,000	C	4.750%, due 12/25/42	140,407
116,009		4.821%, due 08/01/35	114,436
1,276,000		5.000%, due 12/15/35	1,227,753
59,897		5.107%, due 07/01/35	59,001
171,533		5.150%, due 09/01/35	171,063
115,000		5.250%, due 08/01/12	116,053
$52,333		5.309%, due 08/01/35	$51,734
39,070		5.500%, due 12/15/19	39,241
88,226		5.500%, due 11/01/32	87,167
321,817		5.500%, due 11/01/33	317,870
143,927		6.000%, due 08/01/16	147,108
50,991		6.000%, due 10/01/18	52,119
304,859		6.000%, due 07/25/29	310,137
154,698		6.000%, due 04/25/31	158,195
307,000		6.000%, due 12/15/34	308,820
377,000		6.500%, due 12/15/35	386,071
105,000		6.625%, due 11/15/10	113,399
22,403		7.500%, due 09/01/30	23,540
58,646	C	7.500%, due 01/25/48	60,973
			4,236,262
		Government National Mortgage Association: 0.2%
105,462		6.500%, due 06/15/29	109,784
			109,784
		Total U.S. Government Agency Obligations (Cost $6,968,096)	6,908,635
U.S. TREASURY OBLIGATIONS: 10.0%
		U.S. Treasury Bonds: 3.1%
888,000		5.375%, due 02/15/31	975,968
195,000		6.000%, due 02/15/26	224,837
181,000		7.250%, due 05/15/16	219,943
162,000		9.250%, due 02/15/16	222,598
			1,643,346
		U.S. Treasury Notes: 6.7%
142,000		4.250%, due 11/30/07	141,590
1,391,000	S	4.250%, due 10/15/10	1,379,808
88,000	S	4.375%, due 11/15/08	87,938
1,333,000		4.500%, due 11/15/10	1,337,739
672,000		4.500%, due 11/15/15	672,315
			3,619,390
		U.S. Treasury STRIP: 0.2%
192,000		4.750%, due 05/15/16	117,887
			117,887
		Total U.S. Treasury Obligations (Cost $5,392,252)	5,380,623

ASSET-BACKED SECURITIES: 2.3%
		Automobile Asset-Backed Securities: 0.4%
95,000	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	93,256
13,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	12,861
13,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	12,696
50,000	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	48,742
11,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	10,889
40,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	39,377
			217,821

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
		Credit Card Asset-Backed Securities: 0.5%
$55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	$54,476
55,000	C	Capital One Master Trust, 4.900%, due 03/15/10	55,113
95,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	95,505
75,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	75,266
8,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	8,270
			288,630
		Home Equity Asset-Backed Securities: 1.2%
104,243	C	Bayview Financial Acquisition Trust, 4.570%, due 09/28/43	104,503
33,729	C	Centex Home Equity, 4.471%, due 01/25/34	33,757
252,076	C	Emergent Home Equity Loan Trust, 7.080%, due 12/15/28	251,795
236,000	C	GSAA Trust, 5.242%, due 06/25/34	233,913
32,238	C	Merrill Lynch Mortgage Investors, Inc., 4.551%, due 07/25/34	32,375
			656,343
		Other Asset-Backed Securities: 0.2%
19,823	C	Amortizing Residential Collateral Trust, 4.691%, due 05/25/32	19,842
5,102	C	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	5,071
7,000	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	6,904
21,464	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.491%, due 07/25/33	21,515
5,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	4,941
8,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	7,891
8,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	7,842
4,000	C	Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	3,958
13,603	C	Residential Asset Mortgage Products, Inc., 4.501%, due 06/25/33	13,632
			91,596
		Total Asset-Backed Securities (Cost $1,266,186)	1,254,390

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.2%
		Commercial Mortgage-Backed Securities: 2.3%
20,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,634
$81,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	$79,065
79,000	C	COMM, 3.600%, due 03/10/39	75,823
78,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	76,112
40,000	C	CS First Boston Mortgage Securities Corp., 7.776%, due 04/15/62	44,070
215,000	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	221,932
60,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	62,509
570,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	609,865
18,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,592
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,131
			1,229,733
		Whole Loan Collateral PAC: 0.1%
50,418		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	51,516
			51,516
		Whole Loan Collateralized Mortgage Obligations: 4.8%
583,612	C	Banc of America Funding Corp., 4.400%, due 12/31/49	584,158
199,224	C	Banc of America Funding Corp., 5.278%, due 09/20/35	196,016
165,010	C	Banc of America Funding Corp., 5.750%, due 09/20/34	162,780
150,999	C	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	150,919
54,240	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	53,456
52,158	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	49,712
16,140	C	Citigroup Mortgage Loan Trust, Inc., 4.157%, due 12/25/34	16,151
83,961	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	83,280
94,786	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	92,892
179,397	C	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	177,463
37,933	#,C	GSMPS Mortgage Loan Trust, 4.541%, due 01/25/35	38,033
57,490	C	Homebanc Mortgage Trust, 4.621%, due 08/25/29	57,793
66,756	C	Mastr Adjustable Rate Mortgages Trust, 5.363%, due 06/30/19	65,484
139,334	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	138,901
23,196	C	Structured Asset Mortgage Investments, Inc., 4.399%, due 04/19/35	23,120
422,086	C	Thornburg Mortgage Securities Trust, 4.541%, due 12/25/33	423,014

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount				Value

		Whole Loan Collateralized Mortgage Obligations (continued)
$106,199	C	Washington Mutual, 6.000%, due 06/25/34		$106,067
63,053	C	Washington Mutual, Inc., 4.348%, due 01/25/45		63,100
130,000	C	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18		123,370
				2,605,709
		Total Collateralized Mortgage Obligations (Cost $3,982,887)		3,886,958

OTHER BONDS: 0.1%
		Sovereign: 0.1%
16,000	@@	Mexico Government Intl. Bond, 6.625%, due 03/03/15		17,320
23,728	@@	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		36,506
		Total Other Bonds (Cost $42,099)		53,826
MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
25,000		City of New York, NY, 5.000%, due 11/01/08		26,041
25,000		City of New York, NY, 5.000%, due 11/01/11		26,709
25,000	C	City of New York, NY, 5.000%, due 11/01/15		26,741
10,000	C	City of New York, NY, 5.000%, due 04/01/35		10,193
		Total Municipal Bonds (Cost $91,376)		89,684
		Total Long-Term Investments (Cost $53,429,359)		54,740,330
SHORT-TERM INVESTMENTS: 1.8%
		Repurchase Agreement: 1.8%
976,000	S	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $976,109 to be received upon repurchase (Collateralized by $3,250,000 Resolution Funding Corporation, 8.875%, Market Value plus accrued interest $996,060, due 04/15/30)		976,000
		Total Short-Term Investments (Cost $976,000)		976,000

		Total Investments In Securities (Cost $54,405,359)*	103.6%	$55,716,330
		Other Assets and Liabilities-Net	(3.6)	(1,931,364)
		Net Assets	100.0%	$53,784,966

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
**	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Trustees.
*	Cost for federal income tax purposes is $54,523,944. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,834,595
Gross Unrealized Depreciation	(1,642,206)
Net Unrealized Appreciation	$1,192,389

Information concerning the Credit Default Agreements outstanding for the ING Equity and Bond Fund at November 30, 2005, is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Georgia Pacific Receive $300,000 in the event of default and pay 0.680% Counterparty: Credit Suisse First Boston International	12/20/2010	13,000	$(358)
Sara Lee Corp. Receive $1,800,000 in the event of default and pay 0.260% Counterparty: Morgan Stanley Capital Services, Inc.	12/20/2010	67,000	(557)
UVV Receive $100,000 in the event of default and pay 1.350% Counterparty: JPMorgan Chase Bank	10/15/2013	34,000	568
			$(347)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 95.7%
		Apartments: 16.2%
159,400		Archstone-Smith Trust	$6,664,514
122,000		AvalonBay Communities, Inc.	11,156,900
62,100		BRE Properties	2,891,376
113,900		Camden Property Trust	6,720,100
234,500		Equity Residential	9,558,220
97,300		Post Properties, Inc.	3,936,758
119,200		United Dominion Realty Trust, Inc.	2,668,888
			43,596,756
		Boat Dealers: 2.0%
170,300		Ventas, Inc.	5,369,559
			5,369,559
		Diversified: 9.3%
53,700		American Campus Communities, Inc.	1,351,629
81,200		GMH Communities Trust	1,223,684
124,000		Liberty Property Trust	5,265,040
182,600		Reckson Associates Realty Corp.	6,706,898
123,900		Vornado Realty Trust	10,574,865
			25,122,116
		Hotels: 3.5%
157,800		Host Marriott Corp.	2,824,620
73,300		LaSalle Hotel Properties	2,467,278
150,900	@	Meristar Hospitality Corp.	1,477,311
144,700		Strategic Hotel Capital, Inc.	2,672,609
			9,441,818
		Office Property: 24.7%
231,100		Arden Realty, Inc.	10,510,428
103,200		BioMed Realty Trust, Inc.	2,649,144
151,100		Boston Properties, Inc.	11,364,231
72,500		Carramerica Realty Corp.	2,559,250
119,150		Corporate Office Properties Trust SBI MD	4,298,932
179,000		Equity Office Properties Trust	5,581,220
131,300		Highwoods Properties, Inc.	3,785,379
34,500		Kilroy Realty Corp.	2,125,200
184,400		Maguire Properties, Inc.	5,900,800
113,300		SL Green Realty Corp.	8,367,205
424,300		Trizec Properties, Inc.	9,538,264
			66,680,053
		Operation/Developement: 1.1%
93,400	@@	Brookfield Properties Co.	2,784,254
			2,784,254
		Regional Malls: 14.5%
248,400		General Growth Properties, Inc.	11,332,008
80,900		Macerich Co.	5,499,582
65,450		Mills Corp.	2,807,805
234,300		Simon Property Group, Inc.	18,113,733
40,400		Taubman Centers, Inc.	1,414,808
			39,167,936
		Shopping Centers: 11.9%
145,350		Acadia Realty Trust	2,976,768
147,900		Developers Diversified Realty Corp.	6,699,870
105,600		Federal Realty Investors Trust	6,650,688
166,200		New Plan Excel Realty Trust	3,968,856
79,500		Pan Pacific Retail Properties, Inc.	$5,350,350
111,200		Regency Centers Corp.	6,455,160
			32,101,692
		Storage: 4.5%
97,800		Extra Space Storage, Inc.	1,490,472
121,900		Public Storage, Inc.	8,606,140
13,500		Shurgard Storage Centers, Inc.	790,020
65,000		U-Store-It Trust	1,379,300
			12,265,932
		Warehouse: 8.0%
176,400		AMB Property Corp.	8,248,464
295,100		ProLogis	13,385,736
			21,634,200
		Total Real Estate Investment Trust (Cost $187,666,719)	258,164,316
COMMON STOCK: 3.5%
		Lodging: 3.5%
153,400		Starwood Hotels & Resorts Worldwide, Inc.	9,280,700
		Total Common Stock (Cost $5,635,490)	9,280,700
		Total Long-Term Investments (Cost $193,302,209)	267,445,016

Principal Amount			Value

SHORT-TERM INVESTMENTS: 0.1%

	U.S. Government Agency Obligations: 0.1%
$222,977	Federal National Mortgage Association 3.700%, due 12/01/05		222,977
	Total U.S. Government Agency Obligations (Cost $222,977)		222,977
	Total Investments In Securities (Cost $193,525,186)*	99.3%	$267,667,993
	Other Assets and Liabilities-Net	0.7	1,961,274
	Net Assets	100.0%	$269,629,267

@	Non-income producing security
@@	Foreign issuer
*	Cost for federal income tax purposes is $191,561,542. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$76,345,953
Gross Unrealized Depreciation	(239,502)
Net Unrealized Appreciation	$76,106,451

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.8%
		Aerospace/Defense: 3.8%
6,900		Boeing Co.	$470,511
2,560		General Dynamics Corp.	292,608
4,840		Lockheed Martin Corp.	293,304
6,481		Raytheon Co.	249,000
3,190		Rockwell Collins, Inc.	145,783
3,490		United Technologies Corp.	187,902
			1,639,108
		Agriculture: 2.1%
7,210	@	Altria Group, Inc.	524,816
10,090		Archer-Daniels-Midland Co.	237,821
1,600	L	Reynolds American, Inc.	142,432
			905,069
		Airlines: 0.5%
12,000		Southwest Airlines Co.	198,000
			198,000
		Apparel: 0.7%
6,350	@	Coach, Inc.	218,631
1,800		VF Corp.	101,970
			320,601
		Auto Manufacturers: 0.6%
29,150	L	Ford Motor Co.	236,990
			236,990
		Auto Parts and Equipment: 0.1%
3,490	@,L	Goodyear Tire & Rubber Co.	59,784
			59,784
		Banks: 5.4%
22,680		Bank of America Corp.	1,040,785
2,960		Comerica, Inc.	170,703
3,789		PNC Financial Services Group, Inc.	241,625
6,450		U.S. Bancorp	195,306
5,640		Wachovia Corp.	301,176
5,840		Wells Fargo & Co.	367,044
			2,316,639
		Beverages: 3.0%
14,630		Coca-Cola Co.	624,555
11,440		PepsiCo, Inc.	677,248
			1,301,803
		Biotechnology: 0.8%
4,190	@	Amgen, Inc.	339,097
			339,097
		Chemicals: 1.1%
3,440		Dow Chemical Co.	155,660
3,240		E.I. du Pont de Nemours & Co.	138,510
2,940		PPG Industries, Inc.	178,546
			472,716
		Commercial Services: 1.1%
2,560		Equifax, Inc.	98,048
5,660		H&R Block, Inc.	138,330
4,790		McKesson Corp.	240,937
			477,315
		Computers: 5.8%
6,950	@	Apple Computer, Inc.	$471,349
18,390	@	Dell, Inc.	554,642
24,890	@	EMC Corp.	346,718
20,907		Hewlett-Packard Co.	620,311
5,540		International Business Machines Corp.	492,506
12,700	@	Seagate Technology	—
			2,485,526
		Cosmetics/Personal Care: 2.3%
5,860		Colgate-Palmolive Co.	319,487
11,840	L	Procter & Gamble Co.	677,130
			996,617
		Distribution/Wholesale: 0.3%
3,190		Genuine Parts Co.	141,349
			141,349
		Diversified Financial Services: 8.8%
4,590		American Express Co.	236,018
15,640		Charles Schwab Corp.	238,510
17,750		Citigroup, Inc.	861,762
3,290		Fannie Mae	158,085
3,860		Goldman Sachs Group, Inc.	497,786
12,330		J.P. Morgan Chase & Co.	471,623
2,760		Lehman Brothers Holdings, Inc.	347,760
7,440		Merrill Lynch & Co., Inc.	494,165
8,900		Morgan Stanley	498,666
			3,804,375
		Electric: 1.9%
1,400		Dominion Resources, Inc.	106,330
3,360	L	Duke Energy Corp.	90,250
5,890		Edison Intl.	265,757
200		Southern Co.	6,952
3,340		TXU Corp.	342,784
			812,073
		Electrical Components and Equipment: 0.5%
2,858		Emerson Electric Co.	216,093
			216,093
		Electronics: 0.8%
7,320	@	Agilent Technologies, Inc.	261,031
9,170	@	Sanmina-SCI Corp.	37,964
17,635	@,L	Solectron Corp.	63,310
			362,305
		Food: 0.8%
5,304		General Mills, Inc.	252,099
2,703		SUPERVALU, Inc.	88,442
			340,541
		Forest Products and Paper: 0.1%
1,485		Louisiana-Pacific Corp.	40,050
			40,050
		Gas: 0.6%
800	L	Nicor, Inc.	32,080
4,817		Sempra Energy	211,707
			243,787

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Healthcare-Products: 2.0%
10,290		Johnson & Johnson	$635,408
4,190		Medtronic, Inc.	232,838
			868,246
		Healthcare-Services: 3.8%
3,290		Aetna, Inc.	304,292
2,960	@	Coventry Health Care, Inc.	176,327
3,110	@	Humana, Inc.	142,531
9,580		UnitedHealth Group, Inc.	573,459
5,490	@	WellPoint, Inc.	421,797
			1,618,406
		Insurance: 5.5%
9,030		American Intl. Group, Inc.	606,274
2,760		Chubb Corp.	267,278
3,160		Lincoln National Corp.	164,257
2,246		Loews Corp.	216,919
7,500		MetLife, Inc.	385,800
4,434		Principal Financial Group	224,909
4,931		Prudential Financial, Inc.	381,659
2,071		Safeco Corp.	116,494
			2,363,590
		Internet: 0.9%
4,800	@	Amazon.com, Inc.	232,608
3,840	@,L	eBay, Inc.	172,070
			404,678
		Iron/Steel: 0.4%
2,760	@,L	Nucor Corp.	185,141
			185,141
		Leisure Time: 0.2%
1,600	L	Carnival Corp.	87,184
			87,184
		Media: 2.5%
7,950	@,L	Comcast Corp.	209,880
5,090		McGraw-Hill Cos., Inc.	270,025
9,030		News Corp.	133,734
16,380		Time Warner, Inc.	294,512
5,490		Viacom, Inc.	183,366
			1,091,517
		Mining: 1.1%
3,290	@	Freeport-McMoRan Copper & Gold, Inc.	171,442
1,600		Newmont Mining Corp.	73,792
1,600	L	Phelps Dodge Corp.	217,072
			462,306
		Miscellaneous Manufacturing: 4.2%
6,260		3M Co.	491,285
36,660		General Electric Co.	1,309,495
			1,800,780
		Oil and Gas: 10.4%
4,040		Burlington Resources, Inc.	291,890
12,998		ChevronTexaco Corp.	744,915
9,086		ConocoPhillips	549,794
4,740		Devon Energy Corp.	285,348
3,160		EOG Resources, Inc.	226,730
27,820		Exxon Mobil Corp.	1,614,394

3,890		Occidental Petroleum Corp.	$308,477
2,160	L	Sunoco, Inc.	166,752
3,060		Valero Energy Corp.	294,372
			4,482,672
		Oil and Gas Services: 0.2%
700		Schlumberger Ltd.	67,011
			67,011
		Pharmaceuticals: 5.0%
5,590		Abbott Laboratories	210,799
1,950		AmerisourceBergen Corp.	156,683
4,840		Cardinal Health, Inc.	309,518
2,560	@	Express Scripts, Inc.	216,218
2,860	@	Hospira, Inc.	126,269
4,290	@	King Pharmaceuticals, Inc.	67,482
17,750		Merck & Co., Inc.	521,850
25,560		Pfizer, Inc.	541,871
			2,150,690
		Retail: 6.7%
5,640	L	Best Buy Co., Inc.	272,074
2,360		Darden Restaurants, Inc.	84,441
7,700		Home Depot, Inc.	321,706
4,390		J.C. Penney Co., Inc. Holding Co.	230,343
2,760		Lowe’s Cos., Inc.	186,245
11,740		McDonald’s Corp.	397,399
3,840		Nordstrom, Inc.	141,619
10,740		Staples, Inc.	248,094
2,760	@,L	Starbucks Corp.	84,042
3,190	L	Target Corp.	170,697
8,680		Wal-Mart Stores, Inc.	421,500
2,000		Wendy’s Intl., Inc.	101,560
4,410	L	Yum! Brands, Inc.	215,164
			2,874,884
		Semiconductors: 3.7%
36,020		Intel Corp.	961,014
6,050		National Semiconductor Corp.	156,574
14,100		Texas Instruments, Inc.	457,968
			1,575,556
		Software: 4.3%
4,060	@	Autodesk, Inc.	169,383
6,720		Automatic Data Processing, Inc.	315,840
4,040	@	BMC Software, Inc.	82,780
3,160	@,L	Citrix Systems, Inc.	85,762
6,000	@	Compuware Corp.	55,380
3,290	@	Intuit, Inc.	176,245
31,960		Microsoft Corp.	885,612
6,650	@,L	Novell, Inc.	51,737
4,790	@	Parametric Technology Corp.	28,022
			1,850,761
		Telecommunications: 6.1%
12,680	L	AT&T Corp.	315,859
7,020		Bellsouth Corp.	191,365
42,280	@	Cisco Systems, Inc.	741,592
20,200		Motorola, Inc.	486,618
5,790		QUALCOMM, Inc.	263,271
11,180		Sprint Corp.	279,947
10,976		Verizon Communications, Inc.	351,012
			2,629,664

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Toys/Games/Hobbies: 0.1%
3,020	L	Hasbro, Inc.	$61,668
			61,668
		Transportation: 1.6%
1,900		Burlington Northern Santa Fe	124,947
5,727		Norfolk Southern Corp.	253,471
3,790		United Parcel Service, Inc.	295,241
			673,659
		Total Common Stock (Cost $39,150,170)	42,958,251

Principal Amount			Value

SHORT-TERM INVESTMENTS: 8.1%
	Repurchase Agreement: 0.2%
$71,000	Goldman Sachs Repurchase Agreement dated 11/30/05, 4.000%, due 12/01/05, $71,008 to be received upon repurchase (Collateralized by $100,000 Federal Home Loan Bank, 6.000%, Market Value plus accrued interest $97,546, due 11/15/24).		71,000

	Total Repurchase Agreement (Cost $71,000)		71,000
	Securities Lending Collateralcc: 7.9%
3,399,769	The Bank of New York Institutional Cash Reserves Fund		3,399,769
	Total Securities Lending Collateral (Cost $3,399,769)		3,399,769
	Total Short-Term Investments (Cost $3,470,769)		3,470,769
	Total Investments In Securities (Cost $42,620,939)*	107.9%	$46,429,020
	Other Assets and Liabilities-Net	(7.9)	(3,412,688)
	Net Assets	100.0%	$43,016,332

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $43,181,228. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,054,826
Gross Unrealized Depreciation	(807,034)
Net Unrealized Appreciation	$3,247,792

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 5.8%
139,220	L	Boeing Co.	$9,493,412
68,720		General Dynamics Corp.	7,854,696
			17,348,108
		Banks: 4.4%
213,200	L	Commerce Bancorp, Inc.	7,182,708
66,170	@@	UBS AG	6,082,346
			13,265,054
		Biotechnology: 4.2%
119,530	@	Amgen, Inc.	9,673,563
37,380	@	Genzyme Corp.	2,778,829
			12,452,392
		Commercial Services: 1.3%
65,370		Moody’s Corp.	3,932,006
			3,932,006
		Computers: 7.9%
85,030	@	Apple Computer, Inc.	5,766,735
148,460	@	Dell, Inc.	4,477,554
365,700	@,L	Network Appliance, Inc.	10,649,184
55,540	@	Sandisk Corp.	2,835,872
			23,729,345
		Cosmetics/Personal Care: 2.3%
121,520	L	Procter & Gamble Co.	6,949,729
			6,949,729
		Diversified Financial Services: 13.4%
24,670		Chicago Mercantile Exchange Holdings, Inc.	8,736,881
388,658		Countrywide Financial Corp.	13,529,184
87,230	L	Franklin Resources, Inc.	8,101,922
54,850		Legg Mason, Inc.	6,727,353
74,400	@,L	Nasdaq Stock Market, Inc.	2,911,272
			40,006,612
		Healthcare-Products: 4.3%
231,680		Medtronic, Inc.	12,874,458
			12,874,458
		Healthcare-Services: 6.7%
69,435	@	Coventry Health Care, Inc.	4,136,243
209,970		UnitedHealth Group, Inc.	12,568,804
43,240	@	WellPoint, Inc.	3,322,129
			20,027,176
		Insurance: 1.3%
32,240		Progressive Corp.	3,965,198
			3,965,198
		Internet: 8.0%
21,920	@,L	Google, Inc.	8,877,381
374,580	@,L	Yahoo!, Inc.	15,069,353
			23,946,734
		Lodging: 2.0%
99,030	L	Starwood Hotels & Resorts Worldwide, Inc.	5,991,315
			5,991,315
		Media: 2.9%
299,140	@,L	XM Satellite Radio Holdings, Inc.	$8,752,836
			8,752,836
		Mining: 2.0%
103,650	@@	Cameco Corp.	5,903,904
			5,903,904
		Miscellaneous Manufacturing: 5.8%
137,020	L	Danaher Corp.	7,604,610
267,780		General Electric Co.	9,565,102
			17,169,712
		Oil and Gas: 1.9%
145,720	@@	Petro-Canada	5,554,846
			5,554,846
		Oil and Gas Services: 1.1%
50,020		Halliburton Co.	3,183,773
			3,183,773
		Pharmaceuticals: 9.9%
284,000	@@,L	AstraZeneca PLC ADR	13,078,199
91,040	@	Gilead Sciences, Inc.	4,614,818
141,090	@@	Sanofi-Aventis ADR	5,673,229
322,630		Schering-Plough Corp.	6,233,212
			29,599,458
		Retail: 1.5%
74,220		Abercrombie & Fitch Co.	4,551,170
			4,551,170
		Software: 8.3%
91,260	L	Adobe Systems, Inc.	2,975,989
214,870	@,L	Electronic Arts, Inc.	12,110,072
292,960		Microsoft Corp.	8,117,922
30,740	@,L	Pixar, Inc.	1,704,226
			24,908,209
		Telecommunications: 4.7%
106,890	@@	America Movil SA de CV ADR	3,069,881
242,990		QUALCOMM, Inc.	11,048,755
			14,118,636
		Total Common Stock (Cost $245,412,990)	298,230,671

Principal Amount			Value
SHORT-TERM INVESTMENTS: 23.7%
		U.S. Government Agency Obligations: 1.1%
$3,425,648		Federal National Mortgage Association, 3.700%, due 12/01/05	3,425,648
		Total U.S. Government Agency Obligations (Cost $3,425,648)	3,425,648

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc: 22.6%
$67,516,273	The Bank of New York Institutional Cash Reserves Fund		$67,516,273
	Total Securities Lending Collateral (Cost $67,516,273)		67,516,273
	Total Short-Term Investments (Cost $70,941,921)		70,941,921
	Total Investments In Securities (Cost $316,354,911)*	123.4%	$369,172,592
	Other Assets and Liabilities-Net	(23.4)	(69,952,424)
	Net Assets	100.0%	$299,220,168

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $317,032,024. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$53,262,847
Gross Unrealized Depreciation	(1,122,279)
Net Unrealized Appreciation	$52,140,568

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.1%
		Advertising: 1.5%
56,800	@,L	Getty Images, Inc.	$5,185,272
			5,185,272
		Apparel: 3.8%
166,300	@	Coach, Inc.	5,725,709
46,900	@,@@	Gildan Activewear, Inc.	1,784,545
62,700	@,L	Guess ?, Inc.	2,124,276
69,500	L	Polo Ralph Lauren Corp.	3,725,200
			13,359,730
		Auto Parts and Equipment: 2.0%
117,900		BorgWarner, Inc.	7,074,000
			7,074,000
		Banks: 1.0%
46,015	L	Zions Bancorporation	3,480,993
			3,480,993
		Biotechnology: 2.5%
81,720	@,L	Celgene Corp.	4,978,382
108,600	@,L	MedImmune, Inc.	3,899,826
			8,878,208
		Coal: 1.9%
85,800		Peabody Energy Corp.	6,766,188
			6,766,188
		Computers: 3.2%
97,900	@	Anteon Intl. Corp.	4,196,973
149,202	@	Micros Systems, Inc.	7,207,949
			11,404,922
		Distribution/Wholesale: 1.6%
137,000	@	Wesco Intl., Inc.	5,719,750
			5,719,750
		Diversified Financial Services: 3.6%
71,700	@	Dun & Bradstreet Corp.	4,660,500
299,500	@	E*TRADE Financial Corp.	5,846,240
52,600	@,L	Investment Technology Group, Inc.	2,045,614
			12,552,354
		Electrical Components and Equipment: 1.6%
129,700		Ametek, Inc.	5,526,517
			5,526,517
		Electronics: 2.6%
209,458	@	Jabil Circuit, Inc.	6,937,249
51,900	@	Thomas & Betts Corp.	2,078,076
			9,015,325
		Healthcare-Products: 8.0%
85,600		C.R. Bard, Inc.	5,552,872
169,100	@,L	Gen-Probe, Inc.	7,807,347
128,800	@,L	Hologic, Inc.	9,153,816
114,530	@	St. Jude Medical, Inc.	5,471,098
			27,985,133
		Healthcare-Services: 5.2%
177,500	@	Community Health Systems, Inc.	$7,115,975
106,720	@	Coventry Health Care, Inc.	6,357,310
94,600		Quest Diagnostics, Inc.	4,738,514
			18,211,799
		Home Furnishings: 1.6%
58,000		Harman Intl. Industries, Inc.	5,655,000
			5,655,000
		Household Products/Wares: 1.2%
52,300	L	Fortune Brands, Inc.	4,077,308
			4,077,308
		Insurance: 1.4%
96,700	@,L	Proassurance Corp.	4,813,726
			4,813,726
		Internet: 0.8%
97,200	@,L	NetFlix, Inc.	2,676,888
			2,676,888
		Lodging: 4.2%
95,100	L	Harrah’s Entertainment, Inc.	6,475,359
165,500		Hilton Hotels Corp.	3,627,760
68,900	L	Station Casinos, Inc.	4,777,526
			14,880,645
		Machinery-Diversified: 3.3%
106,400	L	Graco, Inc.	3,870,832
140,000		Rockwell Automation, Inc.	7,900,200
			11,771,032
		Media: 0.6%
313,700	@,L	Sirius Satellite Radio, Inc.	2,242,955
			2,242,955
		Miscellaneous Manufacturing: 4.2%
133,700		Donaldson Co., Inc.	4,448,473
46,800		ITT Industries, Inc.	5,089,968
128,400		Roper Industries, Inc.	5,058,960
			14,597,401
		Oil and Gas: 4.0%
107,300		ENSCO Intl., Inc.	5,081,728
151,600	@	Southwestern Energy Co.	5,165,012
90,200	L	XTO Energy, Inc.	3,670,238
			13,916,978
		Oil and Gas Services: 5.8%
45,800	@	Cooper Cameron Corp.	3,647,054
184,600	@	Dresser-Rand Group, Inc.	4,092,582
60,200	@,L	National-Oilwell Varco, Inc.	3,649,324
157,600	L	Smith Intl., Inc.	5,955,704
88,200	@,L	Veritas DGC, Inc.	2,884,140
			20,228,804
		Pharmaceuticals: 7.3%
28,700	L	Allergan, Inc.	2,870,000
98,300	@	Barr Pharmaceuticals, Inc.	5,637,505
119,600	@	Hospira, Inc.	5,280,340
89,045	@,L	Kos Pharmaceuticals, Inc.	5,928,616
286,600	L	Mylan Laboratories, Inc.	5,987,074
			25,703,535

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Retail: 6.1%
122,850	@	Advance Auto Parts, Inc.		$5,201,469
108,300	@,L	Childrens Place Retail Stores, Inc.		5,371,680
200,105	@	Office Depot, Inc.		5,939,116
121,100	@	Pacific Sunwear of California, Inc.		3,204,306
27,600	@	Panera Bread Co.		1,876,800
				21,593,371
		Semiconductors: 9.3%
124,700	@,L	Advanced Micro Devices, Inc.		3,264,646
238,000	@,@@,L	ASML Holding NV ADR		4,560,080
188,500	@,L	Broadcom Corp.		8,772,791
156,500	L	Linear Technology Corp.		5,839,015
87,355	@,@@,L	Marvell Technology Group Ltd.		4,851,697
208,200		National Semiconductor Corp.		5,388,216
				32,676,445
		Software: 3.9%
39,520	@	Activision, Inc.		503,615
121,400	L	Adobe Systems, Inc.		3,958,854
136,600		Autodesk, Inc.		5,698,952
114,800	@	Progress Software Corp.		3,551,912
				13,713,333
		Telecommunications: 4.0%
266,400	@	Arris Group, Inc.		2,589,408
241,100	@,L	Comverse Technology, Inc.		6,319,231
506,200	@	Tellabs, Inc.		5,193,612
				14,102,251
		Transportation: 2.9%
132,200		CH Robinson Worldwide, Inc.		5,347,490
127,550		Forward Air Corp.		4,904,298
				10,251,788
		Total Common Stock (Cost $285,140,179)		348,061,651

Principal Amount				Value
SHORT-TERM INVESTMENTS: 19.8%
		Repurchase Agreement: 1.5%
$5,204,000		Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $5,204,581 to be received upon repurchase (Collateralized by $11,205,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $5,309,041, due 01/15/21).		5,204,000
		Total Repurchase Agreement (Cost $5,204,000)		5,204,000
		Securities Lending Collateralcc: 18.3%
$64,263,537		The Bank of New York Institutional Cash Reserves Fund		$64,263,537
		Total Securities Lending Collateral (Cost $64,263,537)		64,263,537
		Total Short-Term Investments (Cost $69,467,537)		69,467,537
		Total Investments In Securities (Cost $354,607,716)*	118.9%	$417,529,188
		Other Assets and Liabilities-Net	(18.9)	(66,395,148)
		Net Assets	100.0%	$351,134,040

@	Non-income producing security
@@	Foreign issuer.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $354,642,346. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,868,848
Gross Unrealized Depreciation	(1,982,006)
Net Unrealized Appreciation	$62,886,842

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.9%
		Aerospace/Defense: 1.0%
44,700		Engineered Support Systems, Inc.	$1,806,327
5,400	@	Teledyne Technologies, Inc.	176,796
			1,983,123
		Apparel: 1.5%
42,183	@,L	Carter’s, Inc.	2,579,490
5,700	@,@@	Gildan Activewear, Inc.	216,885
			2,796,375
		Banks: 1.9%
4,000		Chemical Financial Corp.	129,280
42,400		East-West Bancorp, Inc.	1,604,416
5,000		IBERIABANK Corp.	274,550
57,000		Whitney Holding Corp.	1,670,100
			3,678,346
		Biotechnology: 1.7%
93,300	@	Encysive Pharmaceuticals, Inc.	1,060,821
62,600	@,L	Integra LifeSciences Holdings Corp.	2,287,404
			3,348,225
		Chemicals: 0.1%
5,000		UAP Holding Corp.	94,900
			94,900
		Commercial Services: 7.1%
8,000	@	Advisory Board Co.	386,560
41,000		Arbitron, Inc.	1,582,600
15,000	@	DiamondCluster Intl., Inc.	95,100
66,350		Healthcare Services Group	1,409,938
44,200	@	Huron Consulting Group, Inc.	1,054,612
33,109	@,L	iPayment, Inc.	1,325,022
76,000	@	Labor Ready, Inc.	1,678,080
86,800		MoneyGram Intl., Inc.	2,246,384
90,800	@	Navigant Consulting, Inc.	1,853,228
67,800	@,L	Resources Connection, Inc.	1,968,912
			13,600,436
		Computers: 6.6%
51,792	@	Anteon Intl. Corp.	2,220,323
32,500	@	Electronics for Imaging	907,725
114,600		Jack Henry & Associates, Inc.	2,193,444
51,300	@,L	Kronos, Inc.	2,428,029
57,065	@	Micros Systems, Inc.	2,756,810
69,300	@,L	Palm, Inc.	1,966,734
7,400	@,L	Synaptics, Inc.	199,134
			12,672,199
		Distribution/Wholesale: 5.0%
59,470	@,L	Aviall, Inc.	1,825,729
44,564		Hughes Supply, Inc.	1,726,409
55,388	@,L	Nuco2, Inc.	1,557,511
58,950		SCP Pool Corp.	2,295,381
53,500	@	Wesco Intl., Inc.	2,233,625
			9,638,655
		Diversified Financial Services: 0.7%
25,000		National Financial Partners Corp.	$1,272,250
			1,272,250
		Electrical Components and Equipment: 1.1%
65,101	@,L	Intermagnetics General Corp.	2,176,977
			2,176,977
		Electronics: 2.9%
27,100	@,L	Dionex Corp.	1,279,933
66,600		Keithley Instruments, Inc.	1,071,594
85,018	@	Measurement Specialties, Inc.	2,115,248
31,000	@	Trimble Navigation Ltd.	1,009,980
			5,476,755
		Engineering and Construction: 0.5%
13,000	@,L	Emcor Group, Inc.	919,750
			919,750
		Entertainment: 2.6%
27,800	@	Penn National Gaming, Inc.	922,126
67,400	@,L	Scientific Games Corp.	1,909,442
80,233	@,L	Shuffle Master, Inc.	2,247,326
			5,078,894
		Gas: 0.2%
12,500		Peoples Energy Corp.	449,125
			449,125
		Healthcare-Products: 5.0%
52,900	@,L	Arthrocare Corp.	2,023,425
44,300	@	Gen-Probe, Inc.	2,045,331
12,333	@	Intuitive Surgical, Inc.	1,377,843
63,201	@,L	Kyphon, Inc.	2,685,411
56,381	@,L	Viasys Healthcare, Inc.	1,539,201
			9,671,211
		Healthcare-Services: 5.1%
50,000	@,L	Amedisys, Inc.	2,219,000
13,500	@,L	Amsurg Corp.	313,921
34,500	@	Pediatrix Medical Group, Inc.	2,914,946
40,100	@,L	Psychiatric Solutions, Inc.	2,262,442
61,660	@,L	United Surgical Partners Intl., Inc.	2,140,219
			9,850,528
		Household Products/Wares: 0.2%
18,100		Yankee Candle Co., Inc.	458,835
			458,835
		Housewares: 0.7%
34,600		Toro Co.	1,390,574
			1,390,574
		Insurance: 3.0%
8,000		Commerce Group, Inc.	464,480
42,000		Horace Mann Educators Corp.	795,498
12,500	@@	Max Re Capital Ltd.	333,750
20,400	@	Philadelphia Consolidated Holding Co.	1,976,964
43,553	@,L	ProAssurance Corp.	2,168,068
			5,738,760

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Internet: 5.2%
26,109	@	Digital Insight Corp.	$864,730
32,800	@,L	Equinix, Inc.	1,304,886
33,100	@	F5 Networks, Inc.	1,748,673
52,600	@,L	Openwave Systems, Inc.	873,686
182,600	@,L	Sapient Corp.	1,135,772
167,900	@,L	ValueClick, Inc.	3,169,952
40,600	@,L	Webex Communications, Inc.	966,686
			10,064,385
		Investment Companies: 2.2%
61,000	L	ishares Russell 2000 Growth Index Fund	4,267,560
			4,267,560
		Iron/Steel: 0.8%
15,300	L	Cleveland-Cliffs, Inc.	1,457,937
			1,457,937
		Leisure Time: 0.5%
19,900	L	Polaris Industries, Inc.	983,856
			983,856
		Machinery-Diversified: 1.3%
20,092	@,L	Middleby Corp.	1,575,213
37,500		Washington Air Break Technologies Corp.	968,625
			2,543,838
		Metal Fabricate/Hardware: 0.5%
24,600	@	NS Group, Inc.	1,010,076
			1,010,076
		Miscellaneous Manufacturing: 0.6%
22,586	@,L	Ceradyne, Inc.	1,063,575
			1,063,575
		Oil and Gas: 4.8%
28,600		Cabot Oil & Gas Corp.	1,207,206
25,000		Holly Corp.	1,520,500
22,000	@	Pride Intl., Inc.	655,380
68,400	@	Southwestern Energy Co.	2,330,388
65,700	@	Unit Corp.	3,558,312
			9,271,786
		Oil and Gas Services: 2.9%
8,400	@	Cal Dive Intl., Inc.	609,924
65,600	@	Dresser-Rand Group, Inc.	1,454,352
29,300	@	FMC Technologies, Inc.	1,203,937
23,500	@,L	Oil States Intl., Inc.	800,410
69,100	@	Superior Energy Services	1,504,307
			5,572,930
		Packaging and Containers: 0.6%
17,800	L	Greif, Inc.	1,068,890
			1,068,890
		Pharmaceuticals: 5.7%
89,900	@,L	Abgenix, Inc.	1,232,529
72,000	@,L	Alkermes, Inc.	1,308,960
15,000	@	Amylin Pharmaceuticals, Inc.	561,150
84,100	@,L	First Horizon Pharmaceutical Corp.	1,481,842
101,300	@,L	HealthExtras, Inc.	2,291,406
36,900	@,L	Neurocrine Biosciences, Inc.	$2,196,288
25,100	@	United Therapeutics Corp.	1,792,893
6,898	@	VCA Antech, Inc.	192,868
			11,057,936
		Real Estate Investment Trusts: 0.7%
69,500		Omega Healthcare Investors, Inc.	835,390
20,000		Sunstone Hotel Investors, Inc.	506,000
			1,341,390
		Retail: 6.7%
55,963	@	Copart, Inc.	1,409,148
80,400	@,L	Dave & Buster’s, Inc.	1,214,844
10,000	@,L	Dick’s Sporting Goods, Inc.	351,100
65,100	@,L	GameStop Corp.	2,189,964
116,849	@	Pacific Sunwear of California, Inc.	3,091,824
18,300	@,L	Petco Animal Supplies, Inc.	388,509
37,900	@,L	Red Robin Gourmet Burgers, Inc.	2,080,710
61,550	@	Sonic Corp.	1,821,265
7,000	@,L	Tractor Supply Co.	377,020
			12,924,384
		Semiconductors: 5.2%
71,700	@	Actel Corp.	1,043,952
52,300	@	Formfactor, Inc.	1,467,538
54,500	@	Integrated Device Technology, Inc.	652,910
59,900	@,L	Micrel, Inc.	723,592
63,900	@	Microsemi Corp.	1,773,225
66,200	@	Semtech Corp.	1,321,153
61,200	@	Tessera Technologies, Inc.	1,683,000
31,300	@,L	Varian Semiconductor Equipment Associates, Inc.	1,377,826
			10,043,196
		Software: 6.4%
60,700	@,L	Ansys, Inc.	2,550,614
62,700	@	Filenet Corp.	1,689,138
35,000		Global Payments, Inc.	1,532,300
63,943	@	HPL Technologies, Inc.	18,863
75,200	@,L	Informatica Corp.	845,248
76,100	@	Progress Software Corp.	2,354,534
68,300	@,L	THQ, Inc.	1,551,776
92,131	@,L	Witness Systems, Inc.	1,847,227
			12,389,700
		Storage/Warehousing: 1.4%
55,200	@,L	Mobile Mini, Inc.	2,760,000
			2,760,000
		Telecommunications: 1.3%
117,645	@,L	Powerwave Technologies, Inc.	1,477,621
76,500	@,L	Tekelec	994,500
			2,472,121
		Transportation: 3.2%
79,730		Forward Air Corp.	3,065,619
44,200	@	HUB Group, Inc.	1,792,310
39,700	L	Knight Transportation, Inc.	1,277,149
			6,135,078
		Total Common Stock (Cost $151,406,983)	186,724,556

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 22.3%
	Repurchase Agreement: 2.3%
$4,514,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $4,514,504 to be received upon repurchase (Collateralized by $4,325,000 Federal National Mortgage Association, 6.625%, Market Value plus accrued interest $4,668,544, due 09/15/09.		$4,514,000
	Total Repurchase Agreement (Cost $4,514,000)		4,514,000

	Securities Lending Collateralcc: 20.0%
38,543,719	The Bank of New York Institutional Cash Reserves Fund		38,543,719
	Total Securities Lending Collateral (Cost $38,543,719)		38,543,719
	Total Short-Term Investments (Cost $43,057,719)		43,057,719
	Total Investments In Securities (Cost $194,464,702)*	119.2%	$229,782,275
	Other Assets and Liabilities-Net	(19.2)	(36,967,742)
	Net Assets	100.0%	$192,814,533

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $194,568,449. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,678,144
Gross Unrealized Depreciation	(3,464,318)
Net Unrealized Appreciation	$35,213,826

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.6%
		Banks: 25.5%
277,307		Bank of America Corp.	$12,725,618
71,733		City National Corp.	5,238,661
95,100		PNC Financial Services Group, Inc.	6,064,527
185,400		Prosperity Bancshares, Inc.	5,673,240
252,939		The Bank of New York Co., Inc.	8,195,224
335,719		U.S. Bancorp	10,165,571
113,087		Wachovia Corp.	6,038,846
262,695		Wells Fargo & Co.	16,510,381
87,386		Zions Bancorporation	6,609,003
			77,221,071
		Diversified Financial Services: 40.5%
125,391	@	Affiliated Managers Group, Inc.	9,885,826
83,308		American Express Co.	4,283,697
97,166		Capital One Financial Corp.	8,070,608
129,700		CIT Group, Inc.	6,420,150
411,200		Citigroup, Inc.	19,963,761
219,374		Countrywide Financial Corp.	7,636,409
115,093	@	E*TRADE Financial Corp.	2,246,615
105,526		Fannie Mae	5,070,524
61,080		Franklin Resources, Inc.	5,673,110
93,317		Freddie Mac	5,827,647
87,973		Goldman Sachs Group, Inc.	11,344,998
314,198		JPMorgan Chase & Co.	12,018,074
42,216		Lehman Brothers Holdings, Inc.	5,319,216
153,254		Merrill Lynch & Co., Inc.	10,179,131
151,665		Morgan Stanley	8,497,790
			122,437,556
		Home Builders: 2.2%
184,080		D.R. Horton, Inc.	6,523,795
			6,523,795
		Insurance: 26.8%
138,345	@@	ACE Ltd.	7,678,148
121,200		AFLAC, Inc.	5,817,600
50,992		Allstate Corp.	2,860,651
184,871		American Intl. Group, Inc.	12,412,238
148,500	@@	Axis Capital Holdings Ltd.	4,496,580
96,400	@@	Endurance Specialty Holdings Ltd.	3,320,980
190,199		Genworth Financial, Inc.	6,552,356
77,436		Hartford Financial Services Group, Inc.	6,765,583
71,400	@@	IPC Holdings Ltd.	2,084,880
85,815		Lincoln National Corp.	4,460,664
24,100		Platinum Underwriters Holdings, Inc.	726,615
74,650		PMI Group, Inc.	3,030,790
72,188		Prudential Financial, Inc.	5,587,351
56,286		Radian Group, Inc.	3,183,536
70,900		Reinsurance Group Of America	3,352,152
190,705		St. Paul Travelers Cos., Inc.	8,873,504
			81,203,628
		Real Estate Investment Trusts: 1.1%
146,706		KKR Financial Corp.	3,484,268
			3,484,268
		Software: 1.5%
104,634		First Data Corp.	$4,527,513
			4,527,513
		Total Common Stock (Cost $225,123,198)	295,397,831

Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.6%
	Repurchase Agreement: 2.6%
$7,789,000	Morgan Stanley Repurchase Agreement dated 11/30/05, $7,789,870 to be received upon repurchase (Collateralized by $16,770,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $7,945,794, due 01/15/21)		7,789,000
	Total Short-term Investments (Cost $7,789,000)		7,789,000
	Total Investments In Securities (Cost $232,912,198)*	100.2%	$303,186,831
	Other Assets and Liabilities-Net	(0.2)	(629,180)
	Net Assets	100.0%	$302,557,651

@            Non-income producing security

@@        Foreign issuer

*              Cost for federal income tax purposes is $233,102,483. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,082,618
Gross Unrealized Depreciation	(3,998,270)
Net Unrealized Appreciation	$70,084,348

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 98.9%
		Agriculture: 2.4%
15,480		Altria Group, Inc.		$1,126,789
				1,126,789
		Auto Manufacturers: 7.7%
226,970		Ford Motor Co.		1,845,266
81,080		General Motors Corp.		1,775,652
				3,620,918
		Auto Parts and Equipment: 0.2%
330,390		Delphi Corp.		120,179
				120,179
		Computers: 14.2%
56,490		Electronic Data Systems Corp.		1,302,095
26,350		Hewlett-Packard Co.		781,805
11,620		International Business Machines Corp.		1,033,018
30,880	@	Lexmark Intl., Inc.		1,470,505
348,260	@	Sun Microsystems, Inc.		1,312,940
128,760	@	Unisys Corp.		791,874
				6,692,237
		Diversified Financial Services: 6.0%
17,660		CIT Group, Inc.		874,170
8,200		Citigroup, Inc.		398,110
40,830		JPMorgan Chase & Co.		1,561,748
				2,834,028
		Food: 11.6%
75,613		Albertson’s, Inc.		1,776,906
11,860		Kraft Foods, Inc.		343,228
71,110	@	Kroger Co.		1,383,801
84,710		Safeway, Inc.		1,969,507
				5,473,442
		Healthcare-Services: 2.3%
139,570	@	Tenet Healthcare Corp.		1,091,437
				1,091,437
		Insurance: 4.6%
13,670		Loews Corp.		1,320,249
4,690		Marsh & McLennan Cos., Inc.		144,874
16,740		Nationwide Financial Services		705,591
				2,170,714
		Miscellaneous Manufacturing: 4.3%
84,560		Eastman Kodak Co.		2,026,903
				2,026,903
		Office/Business Equipment: 3.6%
120,500	@	Xerox Corp.		1,711,100
				1,711,100
		Pharmaceuticals: 17.1%
87,440		Bristol-Myers Squibb Co.		1,887,830
71,600		Merck & Co., Inc.		2,105,039
85,530		Pfizer, Inc.		1,813,236
76,880		Schering-Plough Corp.		1,485,322
19,170		Wyeth		796,705
				8,088,132
		Pipelines: 1.8%
78,600		El Paso Corp.		$863,814
				863,814
		Semiconductors: 3.0%
99,840	@	Micron Technology, Inc.		1,423,718
				1,423,718
		Telecommunications: 18.1%
84,560		AT&T, Inc.		2,106,390
55,760	@	Avaya, Inc.		664,659
83,660		Bellsouth Corp.		2,280,573
587,190	@	Lucent Technologies, Inc.		1,638,260
58,680		Verizon Communications, Inc.		1,876,586
				8,566,468
		Toys/Games/Hobbies: 2.0%
57,120		Mattel, Inc.		951,048
				951,048
		Total Investments In Securities (Cost $48,876,074)*	98.9%	$46,760,927
		Other Assets and Liabilities-Net	1.1	508,158
		Net Assets	100.0%	$47,269,085

@            Non-income producing security

*              Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,499,250
Gross Unrealized Depreciation	(5,614,397)
Net Unrealized Depreciation	$(2,115,147)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.6%
		Aerospace/Defense: 1.1%
69,200		United Technologies Corp.	$3,725,728
			3,725,728
		Agriculture: 2.5%
116,600		Altria Group, Inc.	8,487,314
			8,487,314
		Apparel: 1.2%
47,700		Nike, Inc.	4,068,810
			4,068,810
		Banks: 10.0%
318,400		Bank of America Corp.	14,611,376
119,300		The Bank of New York Co., Inc.	3,865,320
195,200		Wells Fargo & Co.	12,268,320
47,900		Zions Bancorporation	3,622,677
			34,367,693
		Beverages: 1.8%
80,200		Coca-Cola Co.	3,423,738
40,900		Molson Coors Brewing Co.	2,723,531
			6,147,269
		Biotechnology: 0.7%
52,100	@,L	Charles River Laboratories Intl., Inc.	2,373,676
			2,373,676
		Building Materials: 1.9%
37,000		Florida Rock Industries, Inc.	1,845,190
159,400	L	Masco Corp.	4,745,338
			6,590,528
		Chemicals: 4.3%
134,100		Dow Chemical Co.	6,068,025
84,500		E.I. du Pont de Nemours & Co.	3,612,375
85,900		Lyondell Chemical Co.	2,184,437
58,600		Praxair, Inc.	3,047,200
			14,912,037
		Coal: 1.6%
71,500		Peabody Energy Corp.	5,638,490
			5,638,490
		Computers: 1.9%
34,000	@	IHS, Inc.	654,840
65,800		International Business Machines Corp.	5,849,620
			6,504,460
		Cosmetics/Personal Care: 0.7%
85,100		Avon Products, Inc.	2,327,485
			2,327,485
		Distribution/Wholesale: 0.6%
50,700	@,L	Wesco Intl., Inc.	2,116,725
			2,116,725
		Diversified Financial Services: 15.5%
80,794	L	Capital One Financial Corp.	$6,710,750
192,200		Citigroup, Inc.	9,331,310
224,500		Countrywide Financial Corp.	7,814,845
96,100		Freddie Mac	6,001,445
228,400		J.P. Morgan Chase & Co.	8,736,300
22,200		Lehman Brothers Holdings, Inc.	2,797,200
98,200		Merrill Lynch & Co., Inc.	6,522,444
93,200		Morgan Stanley	5,221,996
			53,136,290
		Electric: 1.3%
124,500	L	PG&E Corp.	4,579,110
			4,579,110
		Electronics: 1.3%
301,000	@,@@,L	Flextronics Intl. Ltd.	3,106,320
35,700	@	Thomas & Betts Corp.	1,429,428
			4,535,748
		Entertainment: 0.8%
132,500	L	Regal Entertainment Group	2,680,475
			2,680,475
		Food: 2.0%
107,300	L	McCormick & Co., Inc.	3,349,906
119,180	@,L	Smithfield Foods, Inc.	3,483,631
			6,833,537
		Forest Products and Paper: 1.3%
143,000		International Paper Co.	4,508,790
			4,508,790
		Gas: 1.2%
91,500		Sempra Energy	4,021,425
			4,021,425
		Healthcare-Services: 0.8%
69,600	@	LifePoint Hospitals, Inc.	2,648,280
			2,648,280
		Household Products/Wares: 1.0%
57,700		Kimberly-Clark Corp.	3,403,146
			3,403,146
		Insurance: 8.1%
73,000	@@	ACE Ltd.	4,051,500
93,300		American Intl. Group, Inc.	6,264,162
128,000	@@	Axis Capital Holdings Ltd.	3,875,840
61,700	@@	IPC Holdings Ltd.	1,801,640
150,300		MetLife, Inc.	7,731,432
14,400	@@	Platinum Underwriters Holdings, Inc.	434,160
77,200		St. Paul Travelers Cos., Inc.	3,592,116
			27,750,850
		Leisure Time: 1.1%
83,300	L	Royal Caribbean Cruises Ltd.	3,820,138
			3,820,138
		Lodging: 2.2%
52,800	L	Harrah’s Entertainment, Inc.	3,595,152
59,100	@,@@,L	Kerzner Intl. Ltd.	3,842,091
			7,437,243

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Media: 3.1%
52,600		Gannett Co., Inc.		$3,241,212
99,900		Time Warner, Inc.		1,796,202
91,400		Tribune Co.		2,922,058
79,200		Viacom, Inc.		2,645,280
				10,604,752
		Mining: 0.7%
87,300		Alcoa, Inc.		2,392,893
				2,392,893
		Miscellaneous Manufacturing: 2.0%
194,600		General Electric Co.		6,951,112
				6,951,112
		Office/Business Equipment: 0.8%
199,900	@,L	Xerox Corp.		2,838,580
				2,838,580
		Oil and Gas: 10.3%
49,600		Apache Corp.		3,237,888
79,800		Cabot Oil & Gas Corp.		3,368,358
54,400		ConocoPhillips		3,291,744
207,400		Exxon Mobil Corp.		12,035,422
74,600	@	Newfield Exploration Co.		3,450,996
161,100	@,L	Plains Exploration & Production Co.		6,830,640
81,400		XTO Energy, Inc.		3,312,166
				35,527,214
		Oil and Gas Services: 4.6%
126,700	L	BJ Services Co.		4,643,555
207,400	@	Dresser-Rand Group, Inc.		4,598,058
100,900		Halliburton Co.		6,422,285
				15,663,898
		Pharmaceuticals: 3.8%
502,200		Pfizer, Inc.		10,646,640
57,500		Wyeth		2,389,700
				13,036,340
		Real Estate: 0.5%
26,300		St. Joe Co.		1,746,320
				1,746,320
		Real Estate Investment Trusts: 1.1%
154,100		KKR Financial Corp.		3,659,875
				3,659,875
		Retail: 2.0%
60,700		Abercrombie & Fitch Co.		3,722,124
98,900		McDonald’s Corp.		3,347,765
				7,069,889
		Semiconductors: 1.1%
407,500	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		3,903,850
				3,903,850
		Software: 1.1%
135,300	L	Microsoft Corp.		3,749,163
				3,749,163
		Telecommunications: 1.6%
215,300	L	AT&T Corp.		$5,363,123
				5,363,123

		Total Common Stock (Cost $290,500,716)		335,122,256

Principal Amount				Value

SHORT-TERM INVESTMENTS: 12.6%
		Repurchase Agreement: 2.5%
$8,534,000		Morgan Stanley Repurcase Agreement dated 11/30/05, 4.020%, due 12/01/05, $8,534,953 to be received upon repurchase (Collateralized by $18,375,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $8,706,259, due 01/15/21)		8,534,000
		Total Repurchase Agreement (Cost $8,534,000)		8,534,000
		Securities Lending Collateralcc: 10.1%
34,582,823		The Bank of New York Institutional Cash Reserves Fund		34,582,823
		Total Securities Lending Collateral (Cost $34,582,823)		34,582,823
		Total Short-Term Investments (Cost $43,116,823)		43,116,823
		Total Investments In Securities (Cost $333,617,539)*	110.2%	$378,239,079
		Other Assets and Liabilities-Net	(10.2)	(34,891,475)
		Net Assets	100.0%	$343,347,604

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30,2005.
*	Cost for federal income tax purposes is $333,789,445. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,401,269
Gross Unrealized Depreciation	(7,951,635)
Net Unrealized Appreciation	$44,449,634

Information concerning open futures contracts for the ING MagnaCap Fund at November 30, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 Future	9	$2,814,975	12/15/05	$(41,431)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 99.5%
		Apparel: 2.4%
167,773	@,@@	Tommy Hilfiger Corp.		$3,029,980
				3,029,980
		Auto Parts and Equipment: 17.7%
99,060		American Axle & Manufacturing Holdings, Inc.		2,106,016
196,910		ArvinMeritor, Inc.		2,618,903
133,700		Cooper Tire & Rubber Co.		1,966,727
381,310		Dana Corp.		2,657,731
1,010,570		Delphi Corp.		367,595
324,770	@,L	Goodyear Tire & Rubber Co.		5,563,309
107,690		Lear Corp.		2,998,090
595,335	@,L	Visteon Corp.		4,024,464
				22,302,835
		Banks: 2.2%
337,900	@@	W Holding Co., Inc.		2,787,675
				2,787,675
		Beverages: 0.7%
12,600		Molson Coors Brewing Co.		839,034
				839,034
		Chemicals: 6.8%
252,960		Chemtura Corp.		3,048,168
123,500	@,L	Huntsman Corp.		2,346,500
171,300		Sensient Technologies Corp.		3,112,521
				8,507,189
		Commercial Services: 3.5%
78,346	@	Convergys Corp.		1,300,544
156,900	@	Rent-A-Center, Inc.		3,067,395
				4,367,939
		Computers: 9.1%
705,400	@,L	Gateway, Inc.		2,144,416
172,490	@	Synopsys, Inc.		3,367,005
969,250	@	Unisys Corp.		5,960,887
				11,472,308
		Diversified Financial Services: 0.9%
24,000		CIT Group, Inc.		1,188,000
				1,188,000
		Electric: 0.2%
162,000	@,L	Mirant Corp.		194,238
				194,238
		Electronics: 9.1%
302,700	@,L	Kemet Corp.		2,421,600
1,021,840	@	Sanmina-SCI Corp.		4,230,418
1,343,672	@,L	Solectron Corp.		4,823,782
				11,475,800
		Food: 9.6%
149,800	L	Albertson’s, Inc.		3,520,300
349,030	@	Del Monte Foods Co.		3,448,416
199,980	L	Safeway, Inc.		4,649,535
818,464	@,L	Winn-Dixie Stores, Inc.		497,217
				12,115,468
		Healthcare-Services: 3.6%
588,400	@,L	Tenet Healthcare Corp.		$4,601,288
				4,601,288
		Home Furnishings: 3.5%
249,570		Maytag Corp.		4,437,355
				4,437,355
		Insurance: 5.5%
40,780	@,L	CNA Financial Corp.		1,388,559
39,500		Nationwide Financial Services		1,664,925
285,550	L	Phoenix Cos., Inc.		3,883,480
				6,936,964
		Machinery-Diversified: 2.2%
161,000	@,L	AGCO Corp.		2,725,730
				2,725,730
		Office/Business Equipment: 4.4%
548,920		IKON Office Solutions, Inc.		5,522,135
				5,522,135
		Pipelines: 1.8%
463,440	@,L	Dynegy, Inc.		2,219,878
				2,219,878
		Semiconductors: 5.9%
446,669	@	Agere Systems, Inc.		5,887,098
111,958	@,L	Micron Technology, Inc.		1,596,521
				7,483,619
		Telecommunications: 10.4%
1,539,550	@	3Com Corp.		5,573,171
994,030	@	Cincinnati Bell, Inc.		3,876,717
434,090	@,L	UTStarcom, Inc.		3,598,606
				13,048,494
		Total Common Stock (Cost $147,693,254)		125,255,929

Principal Amount				Value

SHORT-TERM INVESTMENTS: 26.3%
		U.S. Government Agency Obligations: 0.3%
$415,957		Federal National Mortgage Association, 3.700%, due 12/01/05		415,957
		Total U.S. Government Agency Obligations (Cost $415,957)		415,957
		Securities Lending Collateralcc: 26.0%
32,728,403		The Bank of New York Institutional Cash Reserves Fund		32,728,403
		Total Securities Lending Collateral (Cost $32,728,403)		32,728,403
		Total Short-Term Investments (Cost $33,144,360)		33,144,360
		Total Investments In Securities (Cost $180,837,614)*	125.8%	$158,400,289
		Other Assets and Liabilities-Net	(25.8)	(32,459,339)
		Net Assets	100.0%	$125,940,950

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $180,945,059. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,235,928
Gross Unrealized Depreciation	(31,780,698)
Net Unrealized Depreciation	$(22,544,770)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 76.6%
		Aerospace/Defense: 0.7%
18,000	@	Orbital Sciences Corp.	$217,080
			217,080
		Agriculture: 0.7%
8,800		Archer-Daniels-Midland Co.	207,416
			207,416
		Chemicals: 3.7%
24,600		Aceto Corp.	147,600
55,000	@	Mosaic Co.	744,700
14,500		Sensient Technologies Corp.	263,465
			1,155,765
		Computers: 2.9%
223,000	@	Maxtor Corp.	905,380
			905,380
		Cosmetics/Personal Care: 0.6%
800	@@	Kao Corp. ADR	188,542
			188,542
		Distribution/Wholesale: 1.6%
4,000		CDW Corp.	234,600
7,000	@	Tech Data Corp.	275,170
			509,770
		Electric: 9.1%
15,200		Alliant Energy Corp.	430,920
700		DTE Energy Co.	30,548
24,500	@@	Energias de Portugal SA ADR	720,790
15,400		Idacorp, Inc.	439,824
6,300	@@	Korea Electric Power Corp. ADR	106,092
10,700	@	NRG Energy, Inc.	467,269
1,100		Progress Energy, Inc.	49,258
28,300		Puget Energy, Inc.	588,074
			2,832,775
		Electronics: 2.4%
7,500	@@	Kyocera Corp. ADR	513,750
12,900	@	OSI Systems, Inc.	242,907
			756,657
		Engineering and Construction: 0.8%
9,100	@	Shaw Group, Inc.	262,899
			262,899
		Environmental Control: 1.9%
70,200	@	Allied Waste Industries, Inc.	590,382
			590,382
		Food: 8.6%
6,400		Albertson’s, Inc.	150,400
17,800		ConAgra Foods, Inc.	382,700
26,700	@	Del Monte Foods Co.	263,796
14,000	@	Kroger Co.	272,440
16,200		Sara Lee Corp.	292,572
9,100	@	Smithfield Foods, Inc.	265,993
61,800		Tyson Foods, Inc.	1,040,094
			2,667,995
		Forest Products and Paper: 4.4%
18,200		Bowater, Inc.	$565,110
89,100	@@	Domtar, Inc.	474,903
26,800		Wausau-Mosinee Paper Corp.	316,776
			1,356,789
		Home Builders: 0.4%
11,100	@@	Sekisui House Ltd. ADR	132,192
			132,192
		Insurance: 0.8%
4,200		Aon Corp.	152,922
2,400	@	CNA Financial Corp.	81,720
			234,642
		Machinery-Construction and Mining: 0.1%
300	@@	Komatsu Ltd. ADR	16,768
			16,768
		Machinery-Diversified: 6.7%
70,400	@	AGCO Corp.	1,191,872
2,700		Alamo Group, Inc.	56,970
3,800	@@	CNH Global NV	63,840
15,700		Lindsay Manufacturing Co.	291,549
700	@@	Metso Oyj ADR	18,291
14,100		Tecumseh Products Co.	314,712
3,400		Tennant Co.	159,528
			2,096,762
		Mining: 22.1%
13,900	@@	Alumina Ltd. ADR	261,459
14,700	@@	Anglo American PLC ADR	468,783
18,050	@@	AngloGold Ashanti Ltd. ADR	760,086
41,700	@,@@	Apex Silver Mines Ltd.	701,394
12,200	@,@@	Banro Corp.	98,454
31,300	@,@@	Barrick Gold Corp.	832,893
307,600	@,@@	Bema Gold Corp.	861,280
75,200	@,@@	Crystallex Int’l Corp.	158,672
79,600	@,@@	Eldorado Gold Corp.	319,196
84,700	@,@@	Entree Gold, Inc.	127,050
9,000	@@	Falconbridge Ltd.	270,000
17,700	@,@@	Gammon Lake Resources, Inc.	158,769
5,800	@@	Impala Platinum Holdings Ltd. ADR	189,987
600	@,@@	Inco Ltd.	26,394
28,500	@,@@	Lihir Gold Ltd. ADR	991,431
47,800	@,@@	Orezone Resources, Inc.	81,738
18,300	@@	Placer Dome, Inc.	401,502
115,600	@,@@	RIO Narcea Gold Mines Ltd.	146,812
			6,855,900
		Oil and Gas: 0.6%
796		Kerr-McGee Corp.	68,814
2,500	@@	Nexen, Inc.	109,775
			178,589
		Oil and Gas Services: 0.6%
3,100	@@	Technip SA ADR	174,902
			174,902
		Packaging and Containers: 1.5%
22,600	@	Pactiv Corp.	457,424
			457,424

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Real Estate Investment Trusts: 0.9%
47,900		MFA Mortgage Investments, Inc.		$292,190
				292,190
		Telecommunications: 1.6%
23,000	@@	KT Corp. ADR		502,090
				502,090
		Transportation: 3.9%
10,869	@@	TNT NV ADR		294,115
12,000		Union Pacific Corp.		918,481
				1,212,596
		Total Common Stock (Cost $21,878,355)		23,805,505
PREFERRED STOCK: 0.1%
		Mining: 0.1%
700	C	Freeport-McMoRan Copper & Gold, Inc.		34,496
		Total Preferred Stock (Cost $30,236)		34,496

Principal Amount				Value
CONVERTIBLE CORPORATE BONDS: 16.2%
		Auto Parts and Equipment: 1.9%
$1,377,000	C	Lear Corp., 5.300%, due 02/20/22		595,553
				595,553
		Computers: 0.9%
290,000	C	Quantum Corp., 4.375%, due 08/01/10		276,588
				276,588
		Electrical Components and Equipment: 3.0%
1,237,000	C	GrafTech Intl. Ltd., 1.625%, due 01/15/24		946,304
				946,304
		Electronics: 0.5%
172,000	C	FEI Co., 5.500%, due 08/15/08		171,140
				171,140
		Environmental Control: 1.4%
488,000	C	Allied Waste North America, 4.250%, due 04/15/34		424,560
				424,560
		Media: 1.9%
600,000	C	EchoStar Communications Corp, 5.750%, due 05/15/08		587,250
				587,250
		Mining: 0.5%
203,000	C	Apex Silver Mines Ltd., 2.875%, due 03/15/24		159,863
				159,863
		Semiconductors: 4.4%
$655,000	C	Axcelis Technologies, Inc., 4.250%, due 01/15/07		$641,899
26,000	C	Brooks Automation, Inc., 4.750%, due 06/01/08		25,123
352,000	C	International Rectifier Corp., 4.250%, due 07/15/07		342,760
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07		349,325
				1,359,107
		Telecommunications: 1.7%
617,000	C	Adaptec, Inc., .750%, due 12/22/23		525,221
				525,221
		Total Convertible Corporate Bonds (Cost $4,988,401)		5,045,586
		Total Long-Term Investments (Cost $26,896,992)		28,885,587
SHORT-TERM INVESTMENTS: 10.7%
		U.S. Government Agency Obligations: 10.7%
3,310,000		Federal National Mortgage Association, 3.700%, due 12/01/05		3,309,660
		Total Short-Term Investments (Cost $3,310,000)		3,309,660
		Total Investments In Securities (Cost $30,206,992)*	103.6%	$32,195,247
		Other Assets and Liabilities-Net	(3.6)	(1,115,544)
		Net Assets	100.0%	$31,079,703

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $30,246,119. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,400,352
Gross Unrealized Depreciation	(451,224)
Net Unrealized Appreciation	$1,949,128

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 102.0%
		Apparel: 1.8%
114,627	@,@@	Tommy Hilfiger Corp.	$2,070,164
			2,070,164
		Auto Parts and Equipment: 19.0%
133,270		American Axle & Manufacturing Holdings, Inc.	2,833,320
213,737		ArvinMeritor, Inc.	2,842,702
171,970		Cooper Tire & Rubber Co.	2,529,679
291,000		Dana Corp.	2,028,270
237,539	@,L	Goodyear Tire & Rubber Co.	4,069,043
182,590	L	Superior Industries Intl., Inc.	4,164,877
504,170	L	Visteon Corp.	3,408,189
			21,876,080
		Chemicals: 6.5%
98,105	@@	Octel Corp.	1,518,665
305,260	@,L	PolyOne Corp.	1,761,350
194,590		Sensient Technologies Corp.	3,535,701
86,560		Wellman, Inc.	670,840
			7,486,556
		Commercial Services: 1.5%
62,840		Kelly Services, Inc.	1,746,952
			1,746,952
		Computers: 4.8%
1,165,060	@,L	Gateway, Inc.	3,541,782
217,700	@,L	Mentor Graphics Corp.	1,950,592
			5,492,374
		Electric: 1.9%
109,120	L	Central Vermont Public Service Corp.	2,226,048
			2,226,048
		Electrical Components and Equipment: 2.1%
104,860	L	Belden CDT, Inc.	2,449,530
			2,449,530
		Electronics: 4.2%
600,040	@,L	Kemet Corp.	4,800,320
			4,800,320
		Energy: 1.7%
403,250	@,L	Dynegy, Inc.	1,931,568
			1,931,568
		Food: 6.4%
125,440	@	Del Monte Foods Co.	1,239,347
675,960	@,L	Interstate Bakeries Corp.	5,340,085
1,385,637	@,L	Winn-Dixie Stores, Inc.	841,774
			7,421,206
		Hand/Machine Tools: 1.4%
90,220		Starrett (L.S.) Co.	1,646,515
			1,646,515
		Healthcare-Services: 0.2%
659,900	@,L	OCA, Inc.	257,361
			257,361
		Home Builders: 3.7%
249,029		Coachmen Industries, Inc.	$3,020,722
200,900	@	National RV Holdings, Inc.	1,203,391
			4,224,113
		Home Furnishings: 7.0%
236,800		Kimball International, Inc.	2,521,920
158,510	L	La-Z-Boy, Inc.	2,119,279
193,410		Maytag Corp.	3,438,830
			8,080,029
		Household Products/Wares: 1.0%
43,800	L	American Greetings Corp.	1,147,560
			1,147,560
		Insurance: 10.9%
41,820	@	Allmerica Financial Corp.	1,670,709
29,990		Kansas City Life Insurance Co.	1,513,895
172,088	@	KMG America Corp.	1,505,770
18,745	@	National Western Life Insurance Co.	4,123,900
155,260	L	Phoenix Cos., Inc.	2,111,536
181,297	@,L	PMA Capital Corp.	1,609,917
			12,535,727
		Leisure Time: 2.0%
227,690	@,L	K2, Inc.	2,313,330
			2,313,330
		Machinery-Diversified: 2.6%
147,256		Tecumseh Products Co.	2,995,187
			2,995,187
		Miscellaneous Manufacturing: 1.1%
33,453		Federal Signal Corp.	546,622
55,300		Tredegar Corp.	691,250
			1,237,872
		Retail: 2.6%
102,160	L	Dillard’s, Inc.	2,142,295
87,060	@,L	Sharper Image Corp.	883,659
			3,025,954
		Semiconductors: 4.3%
299,820	@	Agere Systems, Inc.	3,951,628
324,700	@	ESS Technology, Inc.	990,335
			4,941,963
		Telecommunications: 13.5%
1,243,560	@	3Com Corp.	4,501,686
759,366	@	Adaptec, Inc.	3,774,049
719,863	@	Cincinnati Bell, Inc.	2,807,466
541,240	@,L	UTStarcom, Inc.	4,486,880
			15,570,081
		Transportation: 1.8%
134,300	@	US Xpress Enterprises, Inc.	2,041,360
			2,041,360
		Total Common Stock (Cost $135,068,501)	117,517,850

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.2%
	Securities Lending Collateralcc: 28.2%
$32,464,344	The Bank of New York Institutional Cash Reserves Fund		$32,464,344
	Total Short-Term Investments (Cost $32,464,344)		32,464,344
	Total Investments In Securities (Cost $167,532,844)*	130.2%	$149,982,194
	Other Assets and Liabilities-Net	(30.2)	(34,781,978)
	Net Assets	100.0%	$115,200,216

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $167,896,437. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,466,014
Gross Unrealized Depreciation	(27,380,257)
Net Unrealized Depreciation	$(17,914,243)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.4%
		Apparel: 3.3%
23,700	@	Gymboree Corp.	$534,672
			534,672
		Auto Parts and Equipment: 1.4%
11,900	@	Commercial Vehicle Group, Inc.	235,501
			235,501
		Banks: 1.5%
13,100	@	BanCorp, Inc.	239,730
			239,730
		Commercial Services: 0.4%
1,600	@@	Ritchie Bros Auctioneers, Inc.	62,480
			62,480
		Computers: 2.6%
142,100	@	Quantum Corp.	424,879
			424,879
		Diversified Financial Services: 1.3%
5,400		IndyMac Bancorp, Inc.	206,712
			206,712
		Electrical Components and Equipment: 2.8%
25,400	@	General Cable Corp.	461,010
			461,010
		Electronics: 3.4%
13,650	@	Excel Technology, Inc.	328,146
14,200		Keithley Instruments, Inc.	228,478
			556,624
		Environmental Control: 3.0%
14,600	@	Aleris Intl., Inc.	485,450
			485,450
		Food: 4.4%
34,800	@	Del Monte Foods Co.	343,824
22,700	@	Premium Standard Farms, Inc.	377,955
			721,779
		Forest Products and Paper: 11.3%
13,500		Bowater, Inc.	419,175
28,900	@	Buckeye Technologies, Inc.	220,218
16,200		P. H. Glatfelter Co.	233,604
43,000	@@	Sappi Ltd. ADR	467,840
41,300		Wausau-Mosinee Paper Corp.	488,165
			1,829,002
		Hand/Machine Tools: 5.7%
8,200		Kennametal, Inc.	449,278
11,550		Lincoln Electric Holdings, Inc.	471,356
			920,634
		Home Furnishings: 1.2%
13,000		Hooker Furniture Corp.	201,760
			201,760
		Household Products/Wares: 2.6%
20,900	@	Fossil, Inc.	416,746
			416,746
		Insurance: 1.1%
19,500	@	PMA Capital Corp.	$173,160
			173,160
		Iron/Steel: 3.5%
25,850		Gibraltar Industries, Inc.	568,442
			568,442
		Machinery-Diversified: 3.2%
28,900		Sauer-Danfoss, Inc.	519,911
			519,911
		Metal Fabricate/Hardware: 2.6%
26,600	@	Earle M. Jorgensen Co.	255,360
10,300	@	RBC Bearings, Inc.	160,783
			416,143
		Mining: 3.4%
24,000	@	Century Aluminum Co.	554,880
			554,880
		Miscellaneous Manufacturing: 3.9%
26,300	@	Griffon Corp.	640,668
			640,668
		Oil and Gas: 9.8%
23,100	@	Denbury Resources, Inc.	522,983
10,000		Range Resources Corp.	372,400
15,200	@	Southwestern Energy Co.	517,864
11,200	@	Warren Resources, Inc.	175,728
			1,588,975
		Oil and Gas Services: 2.5%
38,500	@,@@	Stolt Offshore SA ADR	400,785
			400,785
		Packaging and Containers: 1.0%
12,400	@	Smurfit-Stone Container Corp.	157,108
			157,108
		Real Estate Investment Trusts: 6.2%
16,100		Anthracite Capital, Inc.	174,524
30,100		HomeBanc Corp.	236,285
23,800		New York Mortgage Trust, Inc.	137,088
5,350		RAIT Investment Trust	140,598
10,800		Saxon Capital, Inc.	129,600
23,300		Sunset Financial Resources, Inc.	192,225
			1,010,320
		Retail: 2.6%
18,400		Casey’s General Stores, Inc.	423,568
			423,568
		Savings and Loans: 2.0%
17,200	@	Franklin Bank Corp.	318,200
			318,200
		Semiconductors: 3.4%
55,700	@	Mattson Technology, Inc.	552,544
			552,544
		Textiles: 0.3%
16,000	@	Quaker Fabric Corp.	42,880
			42,880

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
	Transportation: 2.0%
12,050	@ Marten Transport Ltd.		$321,615
			321,615
	Total Common Stock (Cost $13,685,251)		14,986,178

Principal Amount			Value

SHORT-TERM INVESTMENTS: 5.9%
$957,000	U.S. Government Agency Obligations: 5.9%		956,902
	Federal National Mortgage Association, 3.700%, due 12/01/05
	Total Short-Term Investments (Cost $957,000)		956,902
	Total Investments In Securities (Cost $14,642,251)*	98.3%	$15,943,080
	Other Assets and Liabilities-Net	1.7	277,194
	Net Assets	100.0%	$16,220,274

@         Non-income producing security

@@     Foreign issuer

ADR    American Depositary Receipt

*          Cost for federal income tax purposes is $14,669,522. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,658,200
Gross Unrealized Depreciation	(384,642)
Net Unrealized Appreciation	$1,273,558

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among Equity and Bond Fund and ING Balanced Fund (“Balanced Fund”), providing for the reorganization of Equity and Bond Fund with and into Balanced Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Equity and Bond	1	2,242,987	34,976	25,709	—	2,303,672
	2	2,238,752	37,120	27,800	—	2,303,672

*      Proposals 1 and 2 passed at this meeting.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	836,875	91,471	17,685	—	946,031
	2	827,858	96,138	22,035	—	946,031

*      The Shareholder Meeting was adjourned to November 29, 2005.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities(1)	1	2,061,113	75,186	81,044	—	2,217,343
	2	2,010,039	111,546	95,758	—	2,217,343

*      The Shareholder Meeting was adjourned to November 29, 2005.

(1)          At a meeting held on July 21, 2005, The Board of Trustees (the “Board”) of ING SmallCap Opportunities Fund (the “Fund”) approved the reorganization (the “Reorganization”) of the Fund with and into ING Small Company Fund, subject to approval by the Fund’s shareholders. As a result of the inability to obtain a sufficient number of votes to consider the Reorganization at a Special Meeting of shareholders, the Board has decided not to proceed with the Fund’s Reorganization. The Fund will continue to be managed in accordance with its current investment objective and principal investment strategies.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	1,214,539	91,770	393,520	—	1,699,829
	2	1,203,409	99,555	396,865	—	1,699,829

*      Proposals 1 and 2 passed at this meeting.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities	1	2,518,538	84,976	92,350	—	2,695,864
	2	2,466,775	120,120	108,969	—	2,695,864

*      The Shareholder Meeting was adjourned to December 27, 2005.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Directors/Trustees (the “Board”) of ING Equity Trust and ING Investment Fund, Inc., including a majority of the Directors/Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interest persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Directors/Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Funds (the “Sub-Advisers”).

The Independent Directors/Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors/Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Directors/Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Director/Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees of the Board in working with the personnel employed by the Funds’ Adviser or its affiliates who administer the Funds (“Management”) to identify the types of the information presented to the Directors/Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Board’s review of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Fund. The Investment Review Committees also meet regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Directors/Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Directors/Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changes in the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds through re-negotiated arrangements with the Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Funds, the Board also considered the adequacy of the resources committed to the Funds by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors/Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For Funds that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Directors/Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Fund; the merger of certain Funds with and into

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. The Independent Directors/Trustees requested these adjustments largely on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors/Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Convertible Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Convertible Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth ( lowest) quintile for the year-to-date, one-, and five-year periods and in the third quintile for the three-year period. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance; and (2) that the Board had approved, at its November meeting, the merger of ING Convertible Fund with and into ING Balanced Fund, another Fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in 2006 if approved by the Fund’s shareholders and by the Board of Directors that oversees ING Balanced Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) in January 2005, at the direction of the Board, Management lowered the total expense ratio for the Fund; and (2) effective January 1, 2006, the Fund’s Adviser would lower the expense ratio of the Fund by an additional 6 basis points by putting into place a lower expense limit.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; (4) it is reasonable to permit the Sub-Adviser to continue to manage the Fund; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Equity and Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Equity & Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile for the one-year period, the third quintile for the three-year period, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board also took into consideration that the investment strategy for the Fund was revised in June 2005 to adjust the allocation percentages for the equity and fixed income portions and the equity strategy portion of the Fund was changed from a value focus to a core focus.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund, which is now equal to the Selected Peer Group’s average expense ratio. The expense ratio for the Fund is above the median expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile for the most recent calendar quarter and one-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched just over a year ago, the performance during the calendar quarter ended June 30, 2005 was reasonable and it is reasonable to permit the Fund a longer period of operating history in order for the Board to evaluate longer-term performance; and (4) the sub-advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Disciplined LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, three- and five-year periods, but outperformed the category for the year-to-date and one-year periods; and (2) the Fund is ranked in the second quintile for the one-year period, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the most recent calendar quarter and five-year period. In analyzing this performance data, the Board also took into consideration, that the investment strategy for the Fund was revised in June 2003 to address concerns about the Fund’s underperformance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including Management’s analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median but below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that in January 2005, at the direction of the Board following the 2004 contract renewal process, Management implemented an expense limit for the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) giving due regard to actions taken in an attempt to improve performance and that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review the performance, Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for year-to-date, one- and five-year periods, but outperformed for the most recent calendar quarter and three-year periods; (2) the Fund underperformed its primary benchmark for the year-to-date, one-, three- and five-year periods, but outperformed for the most recent calendar quarter; and (3) the Fund is ranked in the fourth quintile for the one-year period, in the second quintile for the three-year period, and in the fifth (lowest) quintile for the five-year period. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance; and (2) in June 2003, Wellington Management Company assumed responsibility for the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) ) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile for the year-to-date, one-, three- and five-year periods. In analyzing this performance data, the Board also took into consideration that in July 2005, the portfolio managers were changed to address concerns about the Fund’s underperformance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that: (1) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund; and (2) at the Board’s direction, Management would further reduce the Fund’s expense ratio through a lower expense limit, effective January 1, 2006.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; (4) as noted above, there has been a recent change in management and it is reasonable to allow the portfolio manager a reasonable period of time to manage the Fund for the Board to assess Fund performance; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed the Morningstar category median and its primary benchmark for the three- and five-year periods; and (2) the Fund is ranked in the first (highest) quintile for the most recent calendar quarter, in the second quintile for the year-to-date and one-year periods, and in the fifth (lowest) quintile for the three- and five-year periods. In analyzing this performance data, the Board also took into consideration: (1) in July 2005, there was a change in the lead portfolio manager; (2) in January 2005, in response to the Board review of expenses, Management reduced the expense limit for the Fund; and (3) that the Board had approved, at its July 21, 2005 meeting, the merger of ING SmallCap Opportunities Fund with and into

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Small Company Fund, another Fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in December 2005 if approved by the Fund’s shareholders and by the Board of Directors that oversees ING Small Company Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board, including, but not limited to, the change in portfolio manager and the reductions of the Fund’s expense ratio; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Financial Services Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the first (highest) quintile for the most recent calendar quarter, in the second quintile for the year-to-date, one- and five-year periods, and in the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders form breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and primary benchmark for the one-year-period, but outperformed the median and its primary benchmark for the most recent calendar quarter; and (2) the Fund is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, and is in the first (highest) quintile for the most recent calendar quarter.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes Investment Partners, L.P. (“Brandes”), Sub-Adviser to ING LargeCap Value Fund, and its representations that adherence to this philosophy may have negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MagnaCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile for all periods presented. In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in April 2005 a new portfolio manager assumed responsibility for the day-to-day management of the Fund

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MagnaCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund in order to properly evaluate performance to assess whether longer-term performance improves as a result of the change in portfolio manager; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING MidCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented, except the most recent calendar quarter; (2) the Fund outperformed its Morningstar category median for the most recent calendar quarter; and (3) the Fund is ranked in the fifth (lowest) quintile for the year-to-date, one- and three-year periods, and is ranked in the second quintile for the most recent calendar quarter.

In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes, Sub-Adviser to ING MidCap Value Fund, and its representations that Brandes’ adherence to this philosophy negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date and one-year periods and is ranked in the fourth quintile for the three-year period.

In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes, Sub-Adviser to ING SmallCap Value Fund, and its representations that Brandes’ adherence to this philosophy negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board took into account the factors described above also considered: (1) the economies of scale benefits to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS FOR ING MIDCAP VALUE CHOICE FUND AND ING SMALLCAP VALUE CHOICE FUND

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Directors/Trustees, including a majority of the Independent Directors/Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to the Fund. At its November 10, 2004 meeting the Board approved the launch of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two new series of ING Equity Trust to be managed by NWQ Investment Management Company, LLC (“NWQ”).

The Board’s consideration of the new advisory and sub-advisory arrangements related to the launch of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund is discussed below. In considering the Advisory and Sub-Advisory Contracts for these Funds, the Board members considered a number of factors they believed, in light of the legal advice furnished to them by K&LNG, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Funds.

In connection with their deliberations, on November 10, 2004, relating to each Fund’s Advisory Contract and Sub-Advisory Contract, the Board, including the Independent Trustees, considered, among other things: (1) Management’s memorandum and supporting documentation regarding the NWQ Funds; (2) the composite performance of portfolios managed by NWQ with similar investment styles to that of the Funds; (3) information about the Funds’ proposed objectives and strategies; (4) responses to questions provided by K&LNG, legal counsel to the Independent Directors/Trustees; (5) copies of each form of Advisory and Sub-Advisory Contract; and (6) other information relevant to their evaluations.

In considering the approval of the Advisory Contract for ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Funds under the proposed Advisory Contract, including the Adviser’s experience as a manager-of-managers overseeing the sub-advisers to other Funds within the ING Funds complex; (2) the Adviser’s strength and reputation within the industry; (3) the fairness of the compensation under the proposed Advisory Contract in light of the services provided to the Funds and the profitability to the Adviser when sub-advisory fees payable by the Adviser to NWQ are taken into account; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser; (5) the expenses to be borne by shareholders in the Funds; and (6) the Adviser’s compliance capabilities, which are demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions regarding the Advisory Contract, the Board, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee rate payable to the Adviser by each Fund is reasonable; and (2) the proposed expense ratios for the Funds are competitive with those of the funds in their proposed Selected Peer Groups.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

On November 10, 2004, in reaching a decision to engage NWQ as the Sub-Adviser to ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, the Board, including a majority of the Independent Trustees, evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of NWQ; (2) NWQ’s experience and skill in managing mid- and small-cap value accounts, including NWQ’s performance track record with other comparable accounts; (3) the nature and quality of the services to be provided by NWQ; (4) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) the consistency in investment style and portfolio turnover rates experienced over time by other domestic equity portfolios managed by NWQ; (7) the composite performance of portfolios managed by NWQ with investment styles similar to that of each Fund; (8) the qualifications of NWQ’s personnel, portfolio management capabilities and investment methodologies; (9) NWQ’s operations and compliance program and policies; (10) NWQ’s financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Funds; (12) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of each Fund’s investment objective and its prospective investor base; and (13) NWQ’s Code of Ethics and related procedures for complying with that Code.

During the course of its deliberation, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Contract, among others: (1) NWQ is qualified to manage each Fund’s assets in accordance with its proposed investment objectives and investment strategies; (2) the proposed investment strategies are consistent with the interests of prospective investors in the Funds; (3) based upon the financial statements of both NWQ and its parent company, Nuveen Investments, NWQ has sufficient financial resources available to it to fulfill its commitments to the Funds under the proposed Sub-Advisory Contract; (4) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Funds with the opportunity to realize asset growth during the exclusivity period; and (5) the compensation to be paid by the Adviser to NWQ under the proposed Sub-Advisory Contract is fair and reasonable in relation to the services to be provided by NWQ and various industry averages for similar funds.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

International Fixed Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*      An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

FUNDS	PRSAR-UDEABCMO	(1105-012706)

Semi-Annual Report

November 30, 2005

Classes I and Q

Domestic Equity and Income Funds

▪   ING Convertible Fund

▪   ING Equity and Bond Fund

▪   ING Real Estate Fund

Domestic Equity Growth Funds

▪   ING LargeCap Growth Fund

▪   ING MidCap Opportunities Fund

▪   ING SmallCap Opportunities Fund

Domestic Equity Value Funds

▪   ING LargeCap Value Fund

▪   ING MagnaCap Fund

▪   ING MidCap Value Fund

▪   ING MidCap Value Choice Fund

▪   ING SmallCap Value Fund

▪   ING SmallCap Value Choice Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	28

Statements of Assets and Liabilities	31

Statements of Operations	37

Statements of Changes in Net Assets	40

Financial Highlights	46

Notes to Financial Statements	58

Portfolios of Investments	76

Shareholder Meeting Information	105

Advisory Contract Approval Discussion	108

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PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

Investors in global equities gained 8.8% in the six months ended November 30, 2005, according to the MSCI World® Index in dollars, including net reinvested dividends, ending just 1% off the 2005 high. In currencies, the dollar extended its early run in 2005, rising 4.4% against the euro, 5.1% against the pound and 10.4% against the yen in the six month period. Few expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances.

Trends in investment grade fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell. This continued even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates by 25 basis points eight times in the twelve months through May 2005, pulling other short-term rates up in train. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 65 basis points over the same period. This “conundrum”, as Federal Reserve Chairman Greenspan called it, was eventually put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad and consistent productivity growth at home. In addition, foreign investors’ hunger for U.S. investments kept yields down at the long end. At times during the six months ended November 30, especially in October, the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. But in the end the forces of curve flattening prevailed. By November 30, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. On November 17, 2005, the spread over the 13-week U.S. Treasury Bill yield fell to 0.6%, the lowest since March 2001. For the six months ended November 30, the yield on the ten-year U.S. Treasury Note rose by 49 basis points to 4.5%, while the yield on the 13-week U.S. Treasury Bills rose 98 basis points to 3.9%. The broader Lehman Aggregate Index lost 0.5% during the same period.

The U.S. equities market, in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, gained 5.9% including dividends in the six months through November 30, at which point it was trading at a price-to-earnings level of just over 16 times earnings for the current fiscal year. Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, after an indecisive June, stocks benefited from July’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 reached its highest level so far in 2005, a four-year high on August 3, but then fell back. Little headway was made after Hurricanes Katrina and Rita. High prices at the pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, an evidently swift recovery from Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through November 25, to another four-year high, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world.

Internationally, Japan equities soared 22.7%, based on the MSCI Japan® Index in dollars plus net dividends, for the six months ended November 30, 2005. The index actually rose a remarkable 36.2% in yen to a five-year peak. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand and an end to deflation seems to be at hand. The main reservation is that local investors still seem unconvinced. European ex UK markets added 9.0% in the six months ended November according to the MSCI Europe ex UK® Index including net dividends, 14.5% in local currencies to the best levels in four years. Such bullish performance belied low domestic demand, high unemployment, restrictive employment practices and periodic political deadlock, disappointing reformers. A smattering of more hopeful economic data and an upsurge of

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

merger and acquisition activity however, raised spirits in markets that are not particularly expensive. Unemployment seems finally to be edging down in the Eurozone, while GDP growth in the third quarter 2005 was a much more encouraging 0.6% over the second quarter 2005. The UK market gained 5.0% in dollars in the six months ended November 30, based on the MSCI UK® Index including net dividends, concealing a more impressive 10.6% increase in pounds, allowing the market to scale four-year heights. As in the rest of Europe, equities were supported by their relative cheapness and by merger and acquisition activity in the face of mostly miserable economic reports and even terrorist attacks. Manufacturing is in decline and GDP growth set to fall in 2005 to about 1.5%, the weakest since 1992. Nonetheless, company earnings held up and investors supported a market that paid over 3% in dividends.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of November 30, 2005

(as a percent of net assets)

Portfolio holdings are subject to change daily.

The ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. The Fund is managed by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class Q shares provided a total return of 7.49% compared to the Merrill Lynch All Convertibles Excluding Mandatory All Qualities (“ML Convertible”) Index which returned 5.40% for the same period.

Portfolio Specifics: The Fund was positioned to take a more neutral approach with most of its weighting in total return convertibles with neither a pure bond-like tilt nor a pure equity tilt. With the comeback in the convertible market, especially in the earlier half of the period, these convertibles regained a lot of the premium lost earlier in the year. As a result, the Fund outperformed the index.

As one can observe from NASDAQ returns (8.39%), technology was a big driver of returns during the six months ended November 30, 2005. The Fund positioning in the sector as well as security selection contributed to over double the returns within the sector versus the benchmark. The Fund also significantly outperformed in the financials, utilities and consumer discretionary sectors. In financials, sub-sector positioning towards the insurance industry and security selection aided outperformance. In the utilities sector, security selection and lack of owning a name moving towards bankruptcy drove most of the outperformance. In the consumer discretionary sector, the significant underweighting of the auto industry as well as positioning in mass merchandising retail contributed positively. The biggest driver of returns in the index was healthcare, where the Fund underperformed somewhat due to its underweighting the pharmaceuticals industry, which witnessed excellent returns during the period. Results were hurt somewhat due to our defensive positioning in telecommunications and high energy prices, which negatively affected our holdings in the transportation sector.

Current Strategy and Outlook: U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going forward. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward.

Going into 2006, economic growth projections, as well corporate profitability projections, are being tempered. With this increased uncertainty, we believe we may witness increased levels of underlying equity volatility, which should be positive for the convertible market by enhancing option value. This will probably be somewhat offset by credit spread widening, which would affect to a lesser degree the bond floors of convertible securities. As a result, the Fund still maintains a neutral approach with heavier weightings in balanced total return convertibles.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, strong balance sheets and low default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a modestly improving economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach that relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy continues to be the foundation for our investment decisions.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Chesapeake Energy Corp.	3.1%

SPDR Trust Series 1	3.0%

Reinsurance Group of America	2.8%

EchoStar Communications Corp.,
5.750%, due 05/15/08	2.6%

Costco Wholesale Corp., 0.000%, due 08/19/17	2.3%

Citigroup Funding, Inc.	2.1%

Abgenix, Inc., 1.750%, due 12/15/11	2.0%

Travelers Property Casualty Corp.	2.0%

Advanced Medical Optics, Inc.,
2.500%, due 07/15/24	2.0%

Spacehab, Inc., 8.000%, due 10/15/07	2.0%

* Excludes short-term investments related to repurchase agreements and securities lending.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	10 Year
Class Q	2.68%	3.45%	10.92%
Merrill Lynch Convertible Index(1)	1.14%	4.91%	8.79%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The Merrill Lynch Convertible Index is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

5

ING EQUITY AND BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of November 30, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING Equity and Bond Fund (the “Fund”) seeks a balance of long-term capital appreciation and current income. The equity portion of the Fund is managed by James A. Vail, CFA. The bond portion of the Fund is managed by James B. Kauffmann. Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund. All are with ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class Q shares provided a total return of 3.42% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, the Lehman Brothers Aggregate Bond (“LBAB”) Index, and the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index), which returned 5.88%, -0.48% and 3.34%, respectively, for the same period.

Portfolio Specifics: The Fund slightly underperformed its respective Indices due to expenses that the Fund bears. The performance of the Fund’s investments was in line with the Index. Sector allocation detracted modestly from results. Stock selection was strongest among consumer discretionary, energy and health care names. Some of the stocks that helped results most were electronics retailer Best Buy, investment bank Goldman Sachs and managed care provider Health Net, which all rose over the period. Stocks that hurt returns were home and building products maker American Standard, pharmaceutical firm Pfizer and semi-conductor maker Maxim Integrated Products. From a sector allocation perspective, results were mixed, with overweights to materials and health care hurting results, though not enough to offset the strong security selection.

The Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the LBAB Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed — allowed us to avoid most pitfalls and resulted in returns higher than the LBAB benchmark. Floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment, which contributed positively to results. Except for a brief period around the timing of hurricane Katrina, the portfolio was positioned for increasing interest rates.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by the twin hurricanes, and consumer sentiment has risen with the recent decline in gasoline prices. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. Falling gasoline prices should reduce headline inflation in the near future and take some pressure off of core consumer price index (“CPI”) inflation. The risk of a cyclical upturn in inflation, however, still exists. The Federal Open Market Committee (“FOMC”) is likely to continue to raise interest rates, but where and when it stops will depend mainly on whether inflation remains under control. We believe bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit and are, therefore, cautious on bonds. The equity market has gained momentum in recent weeks on the back of lower energy prices, and we now have a more constructive view of equities, especially large-capitalization stocks.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

U.S Treasury Note, 4.250%, due 10/15/10	2.6%

Oracle Corp.	1.2%

Teva Pharmaceutical Industries Ltd. ADR	1.2%

Jabil Circuit, Inc.	1.2%

DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1.1%

Banc of America Funding Corp., 4.400%, due 12/31/49	1.1%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.0%

FHLMC, 6.000%, due 01/15/29	1.0%

Cisco Systems, Inc.	1.0%

Wesco Intl., Inc.	0.9%

* Excludes short-term investments related to repurchase agreements

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING EQUITY AND BOND FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	10 Year
Class Q	4.53%	2.34%	7.09%
S&P 500 Composite Stock Price Index(1)	8.44%	0.64%	9.28%
Lehman Brothers Aggregate Bond Index(2)	2.40%	6.06%	6.21%
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	6.09%	3.12%	8.39%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Equity and Bond Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)     The Lehman Brothers Aggregate Bond Index is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

7

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

REIT - Real Estate Investment Trust

Portfolio holdings are subject to change daily.

The ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is co-managed by T. Ritson Ferguson, CFA, Chief Investment Officer and Sherry L. Rexroad and Joseph P. Smith, both Managing Directors, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 12.54% compared to the Morgan Stanley Capital International (“MSCI”) U.S. REIT® Index and the Dow Jones Wilshire (“DJW”) Real Estate Securities Index, which returned 10.85% and 12.06%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance during the six months ended November 30, 2005 is due to a combination of good stock selection (approximately 75%) and good property sector allocation (about 25%). Stock selection was particularly favorable in the office sector, which was actually one of the weakest of the major sectors over all during the six-month period ended November 30, 2005. Strong contributions to relative performance resulted from an overweight in Arden Realty and an underweight in prominent benchmark component Equity office Properties Trust. To a lesser extent however, stock selection was unfavorable in the regional malls sector, where an overweight in the disappointing Mills Corp. and an underweight in another top benchmark component Simon Property Group detracted from performance.

Current Strategy and Outlook: Barring a dramatic reversal of fortunes in December, 2005 will mark another good year for real estate stocks. Already we have seen one or two Wall Street firms put out prognostications that REITs will have a tough go of it next year. With full humility (and acknowledgement that our crystal ball is badly clouded too), we would point out that many of these people were making the same predictions a year ago — or even two years ago. What we know is that real estate stocks are offering an average yield of 4.4% (versus a 4.5% yield on 10-year U.S. Treasury bonds) and are trading at an average multiple of 15.2 times next year’s earnings. Both of these metrics make REITs fairly expensive relative to history. On the other hand, we also “know” that REITs are trading at only a very slight premium (4%) to our estimate of Net Asset Value (i.e., the private market value of the company’s real estate). In early December 2005, we received yet another reminder that the public market is viewed as a source of attractively priced real estate, when California Public Employees’ Retirement System (“CalPERS”) and LaSalle Motel Properties announced an agreement to take an industrial REIT, CenterPoint Properties, private at a 9% premium to what was generally regarded even by bulls like us as a very expensive stock price. Specifically, CenterPoint is being acquired for $50 cash per share versus the consensus NAV estimate of about $32 per share (and our own “bullish” NAV appraisal of $35.50 per share). Until the appetite for private market real estate abates significantly, it is very difficult for us to build a bear market case for U.S. real estate companies.

We are overweight the more economically sensitive hotel and office property sectors. We have reduced our exposure to retail, but still favor the mall group within this property sector. We are underweight the shopping center and industrial sectors. REITs still offer an attractive source of high current income. Earnings growth is positive and accelerating. Given our outlook for continued economic growth and historically low interest rates, we look for continued good returns from an actively managed portfolio of real estate stocks.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Simon Property Group, Inc.	6.8%

ProLogis	5.0%

Boston Properties, Inc.	4.2%

General Growth Properties, Inc.	4.2%

AvalonBay Communities, Inc.	4.2%

Vornado Realty Trust	4.0%

Arden Realty, Inc.	3.9%

Equity Residential	3.6%

Trizec Properties, Inc.	3.6%

Starwood Hotels & Resorts Worldwide, Inc.	3.5%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception December 31, 1996
Class I	19.19%	19.69%	13.28%
MSCI U.S. REIT® Index(1)	17.74%	20.38%	12.31%
DJW Real Estate Securities Index(2)	19.87%	20.55%	13.03	%(3)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING Real Estate Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The Morgan Stanley Capital International (MSCI) U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT® Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(2)     The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

(3)     Since inception for the index is shown from January 1, 1997.

9

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

Diversified Financial Services	13.4%

Pharmaceuticals	9.9%

Software	8.3%

Internet	8.0%

Computers	7.9%

Healthcare-Services	6.7%

Aerospace/Defense	5.8%

Miscellaneous Manufacturing	5.8%

Telecommunications	4.7%

Banks	4.4%

Healthcare-Products	4.3%

Biotechnology	4.2%

2%-3% Industries(1)	9.2%

<2% Industries(2)	8.2%

Other assets and liabilities, net*	(0.8)%

Total	100.0%

(1)  Includes four industries, which each represents 2%-3% of net assets.

(2)  Includes six industries, which each represents <2% of net assets.

*    Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Shilling, Senior Vice President, and John A. Boselli, Senior Vice President, Portfolio Managers, Wellington Management Company,
LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class Q shares provided a total return of 6.49% compared to the Russell 1000 Growth Index and the Russell 1000 Index, which returned 7.05% and 6.44%, respectively, for the same period.

Portfolio Specifics: Despite concerns about rising inflation and interest rates and stubbornly high oil prices, equity markets moved higher during the period. Growth-oriented stocks outpaced value-oriented stocks by 1.35%, measured by the Russell 1000 Growth Index (7.05%) versus the Russell 1000 Value Index (5.70%).

The Fund underperformed in this environment due to stock selection. Consumer Discretionary stocks provided the greatest headwinds during the six-month period ended November 30, 2005 largely due to positions in satellite radio provider XM Satellite, pet supplies retailer PETsMART, and post-secondary education company Apollo Group. XM Satellite fell on concerns about the rising costs of adding subscribers. PETsMART declined over the summer as other large retailers targeted pet supplies as a growth area. Apollo Group traded lower on a reduced revenue growth rate due to a larger percentage of lower-paying students. Technology stocks were another source of weakness during the same period due to positions in Dell and Research In Motion. Consumer finance company Countrywide Financial also lagged during the period ended November 30, 2005.

Top individual relative contributors included derivatives trading firm Chicago Mercantile, Internet search firm Google, oil field services company Halliburton, and exploration and production firm Petro-Canada. Chicago Mercantile benefited from rising volume and increases in the rates charged per contract traded, while Google rose on strong revenue and earnings growth driven by increased usage of its core search properties. Petro-Canada gained in concert with higher energy prices, and Halliburton benefited from increasing demand for services from energy companies. Since Fund positioning is driven by individual stock decisions, sector weightings may vary from those of the index as a result of these bottom-up stock picks. The Fund benefited from these over- and underweights during the period ended November 30, 2005, particularly from overweight positions in the energy and financial sectors.

Current Strategy and Outlook: Energy prices remain high and may provide an impetus for global inflation to rise. However, we expect that pricing pressures will fail to feed through to other inflation categories on a sustained basis given the determined anti-inflationary stance of the Federal Reserve Bank. We, therefore, look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Recent transactions decreased our exposure to the consumer discretionary sector. Our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales. As a result of bottom-up investment decisions, the Fund ended the period of November 30, 2005 with its largest overweight to the financials sector and its largest underweight to consumer staples.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Yahoo!, Inc.	5.0%

Countrywide Financial Corp.	4.5%

AstraZeneca PLC ADR	4.4%

Medtronic, Inc.	4.3%

UnitedHealth Group, Inc.	4.2%

Electronic Arts, Inc.	4.0%

QUALCOMM, Inc.	3.7%

Network Appliance, Inc.	3.6%

Amgen, Inc.	3.2%

General Electric Co.	3.2%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception of Class I January 8, 2002		Since Inception of Class Q July 21, 1997
Class I	8.24%	—	(0.85)%		—
Class Q	7.90%	(9.01)%	—		6.46%
Russell 1000 Growth Index(1)	9.73%	(4.14)%	1.26	%(3)	2.22	%(4)
Russell 1000 Index(2)	9.96%	1.29%	4.83	%(3)	5.35	%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)     The Russell 1000 Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)     Since inception performance for index is shown from January 1, 2002.

(4)     Since inception performance for index is shown from August 1, 1997.

11

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005

(as a percent of net assets)

Semiconductors	9.3%

Healthcare-Products	8.0%

Pharmaceuticals	7.3%

Retail	6.1%

Oil and Gas Services	5.8%

Healthcare-Services	5.2%

Lodging	4.2%

Miscellaneous Manufacturing	4.2%

Telecommunications	4.0%

Oil and Gas	4.0%

Software	3.9%

Apparel	3.8%

2%-4% Industries(1)	20.1%

<2% Industries(2)	14.7%

Other assets and liabilities, net*	(0.6)%

Total	100.0%

(1)  Includes seven industries, which each represents 2%-4% of net assets.

(2)  Includes eleven industries, which each represents <2% of net assets.

*    Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Richard Welsh, CFA and Jeff Bianchi, CFA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 10.11% compared to the Russell MidCap Growth Index and the Russell MidCap Index, which returned 11.05% and 10.18%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark, the Russell MidCap Growth Index, during the six months ended November 30, 2005. On the positive side, overall sector selection and stock selection within energy and health care helped relative returns. Energy was the best performing sector in the index by a wide margin due to strengthening energy prices. Oil and natural gas prices soared due to damages from Hurricanes Katrina and Rita and above average demand. The Fund was positioned well for this upward move with overweight positions primarily in coal (Peabody Energy) and natural gas (Chesapeake Energy). Within the health care sector, performance was driven by Hologic, Inc., a medical device company that benefited from a strong upgrade cycle of digital mammography machines. Earnings expectations for Hologic have risen 41% over the past four months due in part to a “New England Journal of Medicine” article that suggests digital mammography is superior to analog in detecting cancer.

Offsetting these strong performers were some disappointing stocks in the technology and materials sectors. Within technology, our position in Avid Technology performed poorly after the company reported lower than expected earnings and provided a muted outlook for future business trends. In addition, CACI International, a government communications/IT services company, underperformed the market after reporting weak contract awards and backlog growth. Throughout the six months ended November 30, 2005, we added positions in the technology sector, primarily in the semiconductor industry. These stocks performed well, which helped performance particularly in the six-month period ended November 30, 2005 when the sector performed strongly. Additionally, Owens Illinois, which is in the materials sector, was one of our worst performers after it experienced negative earnings due to the spike in natural gas. In the second half of the reporting period, we sold our position as we believed the negative earnings leverage associated with natural gas prices would outweigh the positive effects of a recent acquisition they had made.

Current Strategy and Outlook: The recent Hurricanes Katrina and Rita could have a modest impact on earnings growth in the next couple of quarters. Higher energy prices and the potential for unanticipated increases in inflation could have an ongoing effect on consumer and business confidence. If higher prices and lower confidence reduce demand, then consensus earnings expectations over the next 12 months could be at risk. This risk has muted our expectations for earnings growth next year. As a consequence, we believe that growth stocks with strong fundamentals should perform well, as they historically do during decelerating growth environments. We believe that our bottom-up process of investing in companies with positive business momentum will continue to benefit our clients.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Hologic, Inc.	2.6%

Broadcom Corp.	2.5%

Rockwell Automation, Inc.	2.2%

Gen-Probe, Inc.	2.2%

Micros Systems, Inc.	2.1%

Community Health Systems, Inc.	2.0%

BorgWarner, Inc.	2.0%

Jabil Circuit, Inc.	2.0%

Peabody Energy Corp.	1.9%

Harrah’s Entertainment, Inc.	1.8%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception of Class I August 20, 1998		Since Inception of Class Q April 4, 2000
Class I	13.34%	(3.63)%	10.10%		—
Class Q	13.06%	(3.86)%	—		(5.85)%
Russell MidCap Growth Index(1)	16.20%	2.20%	9.45	%(3)	(4.47	)%(4)
Russell MidCap Index(2)	16.25%	9.83%	12.81	%(3)	6.91	%(4)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)     The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3)     Since inception performance for index is shown from September 1, 1998.

(4)     Since inception performance for index is shown from April 1, 2000.

13

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005
(as a percent of net assets)

(1)  Includes six industries, which each represents 2% - 3% of net assets.

(2)  Includes twenty industries, which each represents < 2% of net assets.

*    Includes securities lending collateral.

Portfolio holdings are subject to change daily.

At a meeting held on July 21, 2005, The Board of Trustees (the “Board”) of ING SmallCap Opportunities Fund (the “Fund”) approved the reorganization (the “Reorganization”) of the Fund with and into ING Small Company Fund, subject to approval by the Fund’s shareholders. As a result of the inability to obtain a sufficient number of votes to consider the Reorganization at a Special Meeting of shareholders, the Board has decided not to proceed with the Fund’s Reorganization. The Fund will continue to be managed in accordance with its current investment objective and principal investment strategies.

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 13.06% compared to the Russell 2000 Growth Index and the Russell 2000 Index, which returned 11.68% and 10.47%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed its Russell 2000 Growth Index benchmark during the past six months due primarily to strong stock selection. Favorable stock selection within industrials, coupled with a modest underweight, was the largest contributor to results for the six months ended November 30, 2005. Within this sector, our overweights in air freight and logistics, trading companies and distributors, and aerospace and defense companies served the Fund well. Forward Air, Mobile Mini, and Middleby all turned in strong results for the period. Stock selection within health care also contributed significantly to results. The industries within health care that added to performance were health care equipment, services, supplies and pharmaceuticals. Kyphon, Intuitive Surgical, and HealthExtras were the largest contributors within the sector on an individual security basis.

Favorable stock selection within energy added to performance as well. Southwestern Energy and Unit were the largest contributors within this sector. Stock selection within financials was also positive, while our underweight in the sector was neutral. ProAssurance and Hilb Rogal & Hobbs added to results. Our overweight in consumer discretionary, coupled with our underweight in materials, negatively impacted performance. Avid Technology, Applebee’s, and Sonic detracted most from results over the period. We sold Avid Technology and Applebee’s and decreased our position in Sonic. We are, however, maintaining a position in Sonic, as we believe that the company is attractively valued and that there will be strong unit growth in the fast food segment of the restaurant market going forward.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in M&A transactions, stock buybacks and dividend increases. With the arrival of a new U.S. Federal Reserve Chairman, we expect to see the end of rate increases in the coming months, provided inflation and energy prices remain stable.

We believe the Fund is positioned well across sectors, with overweights in technology, industrials and energy companies. We believe that our overweight in technology will continue to benefit the Fund going forward, as we invest in companies that we think will grow at an accelerated rate in 2006 as a result of strong new product cycles. Our energy holdings are concentrated in the oil and gas drilling and oil and gas equipment and services groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas declines. Financials and consumer discretionary represent the two largest sector underweights. Until there is evidence that the flat yield curve is likely to steepen, we will likely remain modestly underweighted in financials. Our emphasis in the financial sector is likely to continue to be on non-bank financials (insurance and asset managers) as many small cap banks, despite the difficulties imposed by a flat yield curve, are trading at significant premiums to book value as a result of an expected consolidation. We are also likely to remain underweighted in heavily consumer spending driven sectors such as retail and consumer durables as the already extended consumer is facing the headwinds of higher interest rates and energy prices.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Ishares Russell 2000 Growth Index Fund	2.2%

Unit Corp.	1.8%

ValueClick, Inc.	1.6%

Pacific Sunwear of California, Inc.	1.6%

Forward Air Corp.	1.6%

Pediatrix Medical Group, Inc.	1.5%

Mobile Mini, Inc.	1.4%

Micros Systems, Inc.	1.4%

Kyphon, Inc.	1.4%

Carter’s, Inc.	1.3%

* Excludes short-term investments related to repurchase agreements and securities lending.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	5 Year	Since Inception of Class I April 1, 1999	Since Inception of Class Q April 4, 2000
Class I	13.66%	(7.98)%	3.99%	—
Class Q	13.38%	(8.16)%	—	(9.82)%
Russell 2000 Growth Index(1)	8.06%	3.54%	3.60%	(3.95	)%(3)
Russell 2000 Index(2)	8.14%	10.12%	9.71%	5.45	%(3)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING SmallCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)     The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)     The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)     Since inception performance for index is shown from April 1, 2000.

15

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

*       Includes securities lending collateral.

(1)    Includes two industries, which each represents < 2% of net assets.

Portfolio holdings are subject to change daily.

The ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of large capitalization U.S. companies. The Fund is managed by Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, William Pickering, CFA, Director, Amelia Maccoun Morris, CFA, Director, and Douglas C. Edman, CFA, Director, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of –0.29% compared to the Russell 1000 Value Index and the Russell 1000 Index, which returned 5.70% and 6.44%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increase have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Composite Stock Price Index rose 3.88%.

For the Fund, holdings in the auto components, automobiles, and pharmaceuticals industries tended to decline. Positions such as Delphi, General Motors, and Pfizer were the most significant detractors to performance.

Overall, stock selection within these industries was the main reason for the underperformance.

During the six months ended November 30, 2005, holdings in the food & staples retailing and computers & peripherals industries tended to register gains. On a stock-by-stock basis, Hewlett-Packard and Kroger were the top performers within these industries. Micron Technology, Loews, and Albertson’s also made positive contributions to the Fund’s performance.

Current Strategy and Outlook: During the six months ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the leisure equipment & products and pharmaceuticals industries increased, while exposure to the insurance industry declined. The Fund retains its greatest exposure to the pharmaceuticals industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing large-cap stocks at discounts to what we believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Bellsouth Corp.	4.8%

AT&T, Inc.	4.5%

Merck & Co., Inc.	4.5%

Eastman Kodak Co.	4.3%

Safeway, Inc.	4.2%

Bristol-Myers Squibb Co.	4.0%

Verizon Communications, Inc.	4.0%

Ford Motor Co.	3.9%

Pfizer, Inc.	3.8%

Albertson’s, Inc.	3.8%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class I August 2, 2004
Class I	0.38%	5.09%
Russell 1000 Value Index(1)	9.96%	15.34	%(3)
Russell 1000 Index(2)	9.96%	13.62	%(3)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3)         Since inception performance for the index is shown from August 1, 2004.

17

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005

(as a percent of net assets)

Diversified Financial Services	15.5%

Oil and Gas	10.3%

Banks	10.0%

Insurance	8.1%

Oil and Gas Services	4.6%

Chemicals	4.3%

Pharmaceuticals	3.8%

Media	3.1%

Repurchase Agreement	2.5%

Agriculture	2.5%

Lodging	2.2%

Retail	2.0%

Miscellaneous Manufacturing	2.0%

<2% Industries(1)	29.2%

Other assets and liabilities, net*	(0.1)%

Total	100.0%

(1)    Includes twenty-five industries, which each represents <2% of net assets.

*       Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 8.82% compared to the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Stock Price Index, which returned 5.70% and 5.88%, respectively, for the same period.

Portfolio Specifics: The Fund significantly outperformed the index and added value in six out of ten GICS sectors in the trailing six-month period. Most prominently, effective stock selection within the vigorously performing energy sector, coupled with a modest overweight to this key area, drove relative returns. Companies such as Halliburton, Peabody Energy, Plains Exploration & Production and BJ Services were all held for the entirety of the period and made substantial contributions to the Fund’s overall performance. Within this broad and dynamic sector, our overweights to exploration and production and oil services companies served the Fund well, as these businesses benefited from the capital spending pickup that took place as producers and refiners stretched to meet global demand. Even as oil prices recede from $60 - $70 levels, many of these companies will have already locked in earnings streams through long-term contracts with their clients, and we retain positions in most with a high degree of conviction.

The other key area of outperformance was found in the consumer discretionary sector, where companies such as McDonald’s and Best Buy helped drive results. These are two examples of well-run consumer companies that traded at reasonable multiples considering their franchise value, in the case of McDonald’s, and their superior operating model, in the case of Best Buy. We sold the Best Buy position in the third quarter of 2005 as its valuation caught up to its earnings power, and consumer sentiment began to slacken moving into the fall 2005.

Information technology and financials were two broad sectors in which the Fund’s holdings detracted from performance. Flextronics International, a large contract manufacturer of electronics and circuit boards, hurt performance over the period. The company had suffered from some execution problems, and lost market share to the number one competitor in the space sector, Jabil Circuit. We nevertheless believe that the company’s strong competitive position, coupled with its new management team, will enable it to thrive once again and have decided to hold on to the stock. Within financials, Countrywide Financial and Freddie Mac, two massive mortgage originators in the residential housing market, underperformed due to concerns of an incipient slowdown in the U.S. housing market. We continue to hold these stocks due to their strong business models and their leverage to a healthy, albeit no longer roaring, housing market.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in M&A transactions, stock buybacks and dividend increases. With Bernanke as the new Fed Chairman, we are expecting to see the end of rate increases in the coming months, provided inflation and energy prices remain benign.

The Fund is positioned well across sectors, with small overweights in energy, consumer and materials companies. Financials and utilities represent the two largest sector underweights. We do not see much value in utilities trading at historically high multiples in a commoditized and still highly regulated industry. Our energy holdings are concentrated in the exploration and production and oil services industry groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas continues to drop from inflated levels.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

Bank of America Corp.	4.3%

Wells Fargo & Co.	3.6%

Exxon Mobil Corp.	3.5%

Pfizer, Inc.	3.1%

Citigroup, Inc.	2.7%

J.P. Morgan Chase & Co.	2.5%

Altria Group, Inc.	2.5%

Countrywide Financial Corp.	2.3%

MetLife, Inc.	2.3%

General Electric Co.	2.0%

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class I March 4, 2003
Class I	8.32%	19.16%
Russell 1000 Value Index(1)	9.96%	21.20	%(3)
S&P 500(2)	8.44%	17.55	%(3)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)         The Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 larger capitalization companies whose securities are traded on major U.S. stock markets.

(3)         Since inception performance for index is shown from March 1, 2003.

19

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1)    Includes three industries, which each represents 2% - 3% of net assets.

(2)    Includes four industries, which each represents < 2% of net assets.

*       Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of mid-sized U.S. companies. The Fund is managed by Charles H. Brandes, CFA, Chairman, Barbara Kyrillos, Senior Analyst, Kenneth Little, CFA, Director, R. Erickson Cox, CFA, Senior Analyst, and Ted Kim, CFA, Senior Analyst, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 0.36% compared to the Russell MidCap Value Index and the Russell MidCap Index, which returned 9.19% and 10.18%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increase have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Composite Stock Price Index rose 3.88%.

For the Fund, gains for positions in industries such as textiles, apparel & luxury goods and insurance made the most substantial contributions to returns. Top performers in these industries included Tommy Hilfiger and Phoenix Companies. Other top holdings included Goodyear Tire & Rubber, Maytag, and Covergys.

Conversely, positions in the auto components and health care providers & services industries tended to detract from returns. Holdings including Delphi, Tenet Healthcare, and Dana Corporation posted losses.

Overall, stock selection in these industries, and in the electronic equipment & instruments industry (technology sector), was the main reason for the underperformance.

Current Strategy and Outlook: During the six-month period ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

Stock-specific purchases and sales, as well as changes in the prices of holdings, shifted the portfolios’ industry exposures modestly during the period. For example, exposure to the chemicals and electronic equipment & instruments industries rose as a result of appreciation and select purchases. Price declines and the sale of select holdings within the oil, gas, & consumable fuels, airlines and diversified consumer services industries tended to reduce exposure in these areas. The Fund retains its greatest exposure to the auto components industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing mid-cap stocks at discounts to what we believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Unisys Corp.	4.7%

Agere Systems, Inc.	4.7%

3Com Corp.	4.4%

Goodyear Tire & Rubber Co.	4.4%

IKON Office Solutions, Inc.	4.4%

Solectron Corp.	3.8%

Safeway, Inc.	3.7%

Tenet Healthcare Corp.	3.6%

Maytag Corp.	3.5%

Sanmina-SCI Corp.	3.4%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class I March 4, 2002		Since Inception of Class Q April 17, 2002
Class I	(2.01)%	5.36%		—
Class Q	(2.30)%	—		4.18%
Russell MidCap Value Index(1)	15.89%	14.79	%(3)	13.95	%(4)
Russell MidCap Index(2)	16.25%	13.35	%(3)	12.79	%(4)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3)         Since inception performance for index is shown from March 1, 2002.

(4)         Since inception performance for the index is shown from May 1, 2002.

21

ING MIDCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005
(as a percent of total investments)

(1)    Includes fourteen industries, which each represents < 2% of total investments.

Portfolio holdings are subject to change daily.

The ING MidCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Managing Director/Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the period from September 16, 2005(1) to November 30, 2005, the Fund’s Class I shares provided a total return of 3.49% compared to the Russell MidCap Value Index and the Russell MidCap Index, which returned 1.72% and 2.64%, respectively, for the same period.

Portfolio Specifics: Since May 31, 2005, performance of the Fund has been positive and has outperformed its benchmark, the Russell MidCap Value Index. Strong gains in the materials and processing sector combined with an overweight position in the sector were the major contributors to positive performance. Our gold mining holdings, such as Lihir Gold, Bema Gold, Placer Dome and AngloGold Ashanti Ltd., performed particularly well as they benefited from the 17% increase in the price of gold during the period. Energy sector holdings, including Nexen and Technip, also registered strong positive returns, which were driven by increased worldwide demand for fuel and higher oil prices. Union Pacific and CP Ships, two of our transportation sector holdings, reached new multi-year highs as worldwide demand for transportation services continued to increase. Producer durable sector holdings, Shaw Group and Trinity Industries, also recorded positive gains. Modest gains from our investments in the utilities sector, including EDP Energias De Portugal and Korea Electric Power, also contributed to performance. Consumer staples sector holdings had mixed performance results. Premium Standard Farms, Kroger, Albertsons, and Rite Aid had positive returns, whereas Sara Lee, Tyson Foods, and Del Monte Foods declined during the period. Also detracting from performance were several holdings in the technology sector, including Maxtor Corp., Kyocera Corp. and Authentidate Holding. Paper industry holdings Domtar and Wausau-Mosinee Paper also declined, as industry fundamentals continued to deteriorate.

Current Strategy and Outlook: We continue to find value opportunity in the materials and processing sector, particularly in gold mining, and are increasingly interested in agricultural companies and paper manufacturers. We believe that these companies stand to benefit from favorable worldwide supply/demand fundamentals, many stocks sell at discounts to their liquidation values (even using distressed commodity price assumptions), and that this sector will continue to generate returns in the long run. We are also finding value opportunities in the international arena and have invested in a wide range of ADRs. Convertible bond investments have also become more attractive, particularly in the technology sector. Finding value opportunities in the finance and healthcare sectors remain challenging, especially in the mid-cap range in which we operate, and thus we remain underweight in these sectors.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

FNMA, 3.700%, due 12/01/05	10.7%

AGCO Corp.	3.8%

Tyson Foods, Inc.	3.3%

Lihir Gold Ltd. ADR	3.2%

GrafTech Intl. Ltd., 1.625%, due 01/15/24	3.0%

Union Pacific Corp.	3.0%

Maxtor Corp.	2.9%

Bema Gold Corp.	2.8%

Barrick Gold Corp.	2.7%

AngloGold Ashanti Ltd. ADR	2.4%

Portfolio holdings are subject to change daily.

(1)  Commencement of operations for Class I

22

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE CHOICE FUND

Cumulative Total Returns for the Period Ended November 30, 2005

	Since Inception of Class I September 16, 2005
Class I	3.49%
Russell MidCap Value Index(1)	1.72	%(3)
Russell MidCap Index(2)	2.64	%(3)

Based on a $10,000 initial investment, the table above illustrates the total return of ING MidCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell MidCap Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(3)         Since inception performance for index is shown from September 1, 2005.

23

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

Auto Parts and Equipment	19.0%

Telecommunications	13.5%

Insurance	10.9%

Home Furnishings	7.0%

Chemicals	6.5%

Food	6.4%

Computers	4.8%

Semiconductors	4.3%

Electronics	4.2%

Home Builders	3.7%

Retail	2.6%

Machinery-Diversified	2.6%

2%-4% Industries(1)	4.1%

<2% Industries(2)	12.4%

Other assets and liabilities, net*	(2.0)%

Total	100.0%

(1)    Includes two industries, which each represents 2%-4% of net assets.

(2) Includes nine industries, which each represents <2% of net assets.

*       Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by William Pickering, CFA, Director, Robert J. Gallagher, CFA, Director, Jeffrey Meyer, CFA, Director, Luiz G. Sauerbronn, Analyst, and Ralph Birchmeier, CFA, Senior Analyst, Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class I shares provided a total return of 3.46% compared to the Russell 2000 Value Index and the Russell 2000 Index, which returned 9.21% and 10.47%, respectively, for the same period.

Portfolio Specifics: Amid surging energy prices and the most costly natural disaster in U.S. history, U.S. economic output continued to show momentum. The Commerce Department reported that gross domestic product grew at an annualized 4.3% in the third quarter of 2005.

The U.S. Federal Reserve (“Fed”) raised interest rates several times during the period to 4.25%, the highest rate since 2001. The Fed noted that these increases have been aimed at tempering rising inflationary pressures.

Median home prices continued to climb for the six-month period ended November 30, 2005; however, existing home sales slipped toward the end of the period, possibly signaling a cooling trend to the housing market.

In this environment, U.S. stocks tended to register gains. The Dow Jones Industrial Average advanced 4.52%, while the S&P 500 Index rose 3.88%.

For the Fund, positions in the textiles, apparel & luxury goods and insurance industries made the most substantial contributions to returns. Top performers in these industries included Tommy Hilfiger (textiles, apparel & luxury goods) and National Western Life Insurance (insurance). Other top performers included LaBranche & Company (capital markets), Adaptec (computers & peripherals), and Maytag (household durables).

In contrast, holdings in the health care providers & services and airlines industries tended to decline. On a stock-by-stock basis, declines for positions in OCA (health care services & providers), Delta Air Lines (airlines), Tecumseh Products (machinery), and Dana Corporation (auto components) were the most significant detractors from the Fund’s performance.

Overall, stock selection within these industries was the main reason for the underperformance.

Current Strategy and Outlook: During the six-month period ended November 30, 2005, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the chemicals and insurance industries increased, while exposure to the textiles, apparel & luxury goods industry declined. The Fund retains its greatest exposure in the auto components industry.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing small-cap stocks at discounts to what we believe are their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach will provide patient investors with favorable returns over the long term.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

Interstate Bakeries Corp.	4.6%

Kemet Corp.	4.2%

3Com Corp.	3.9%

UTStarcom, Inc.	3.9%

Superior Industries Intl., Inc.	3.6%

National Western Life Insurance Co.	3.6%

Goodyear Tire & Rubber Co.	3.5%

Agere Systems, Inc.	3.4%

Adaptec, Inc.	3.3%

Gateway, Inc.	3.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended November 30, 2005

	1 Year	Since Inception of Class I March 6, 2002		Since Inception of Class Q April 30, 2002
Class I	(1.18)%	11.70%		—
Class Q	(1.46)%	—		9.98%
Russell 2000 Value Index(1)	8.04%	14.04	%(3)	11.37	%(4)
Russell 2000 Index(2)	8.14%	11.66	%(3)	9.56	%(4)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)         Since inception performance for index is shown from March 1, 2002.

(4)         Since inception performance for index is shown from May 1, 2002.

25

ING SMALLCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1)    Includes ten industries, which each represents 2% - 3.2% of net assets.

(2)    Includes seven industries, which each represents < 2% of net assets.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the period from June 9, 2005(1) to November 30, 2005, the Fund’s Class I shares provided a total return of 13.27% compared to the Russell 2000 Value Index and the Russell 2000 Index, which returned 9.21% and 10.47%, respectively, for the same period.

Portfolio Specifics: The Fund had strong performance on an absolute basis and significantly exceeded the results of the Russell 2000 Value Index benchmark. While the Fund has been overweighted in sectors with very positive returns, the vast majority of the outperformance was generated by stock selection. The strongest sector returns were generated by energy, technology, and materials and processing. Three of the four top contributors to the Fund’s performance were energy holdings, i.e., Southwestern Energy, Range Resources and Stolt Offshore. The Fund was underweighted in the underperforming consumer discretionary sector, but the second largest contribution to performance was the holding in Gymboree. Casey’s and Premium Standard Farms were excellent performers. The best performers in materials and processing were Aleris, Gibraltar, and Glatfelter, while the worst performer was Buckeye Technologies. Within NWQ’s market weight in technology, Mattson Technology and Quantum outperformed but Excel Technology disappointed with negative six-month returns. Producer durable returns were very strong across our holdings led by Johnson Controls buy-out of York International. The four stocks with the largest negative impact on the Fund were New York Mortgage, HomeBanc, Sauer-Danfoss, and Saxon Capital. Three of these four stocks are mortgage REITs. The Fund’s overweighted position in these stocks negatively impacted returns in the six months. Investors have been concerned about the effect of rising short-term interest rates and a flatter yield curve on the ability of mortgage REITs to maintain their current dividends. Trading close to or below book value, we believe that the market has over discounted the risks, and these stocks are quite attractive investments.

Current Strategy and Outlook: During the six months ended November 30, 2005, small cap stocks have continued to generally outperform their large cap brethren despite a number of increases in short term interest rates by the Federal Reserve Board. Historically, when the Federal Reserve tightens monetary policy, corporate bond spreads tend to widen in anticipation of a slowing economy and small cap tends to underperform large cap. Surprisingly, corporate bond spreads have not widened reflecting abundant global liquidity, which continues to flow into the U.S. bond market. In this type of environment, small cap companies find it very easy to borrow to finance their operations despite higher interest rates. Until we see a more significant widening in corporate bond spreads, small cap stocks have a reasonable probability of outperforming large cap. In general, the equity markets look undervalued relative to longer-term bonds. The key risks to the markets are a new Federal Reserve Chairman who may continue to raise interest rates to establish his inflation fighting credibility, another terrorist act in the U.S., and last but not least, Congress does not extend the lower tax rates on capital gains and dividends.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

FNMA, 3.700%, due 12/01/05	5.9%

Griffon Corp.	4.0%

Gibraltar Industries, Inc.	3.5%

Century Aluminum Co.	3.4%

Mattson Technology, Inc.	3.4%

Gymboree Corp.	3.3%

Denbury Resources, Inc.	3.2%

Sauer-Danfoss, Inc.	3.2%

Southwestern Energy Co.	3.2%

Wausau-Mosinee Paper Corp.	3.0%

Portfolio holdings are subject to change daily.

(1)  Commencement of operations for Class I

26

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE CHOICE FUND

Cumulative Total Returns for the Period Ended November 30, 2005

	Since Inception of Class I June 9, 2005
Class I	13.27%
Russell 2000 Value Index(1)	9.21	%(3)
Russell 2000 Index(2)	10.47	%(3)

Based on a $10,000 initial investment, the table above illustrates the total return of ING SmallCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 2000 Value Index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)         Since inception performance for index is shown from June 1, 2005.

27

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b—1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
	June 1, 2005	November 30, 2005	Ratio	November 30, 2005*
ING Convertible Fund
Actual Fund Return
Class Q	$1,000.00	$1,074.90	1.27%	$6.61
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,018.80	1.27%	$6.43
ING Equity and Bond Fund

Actual Fund Return
Class Q	$1,000.00	$1,034.20	1.28%	$6.53
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,018.65	1.28%	$6.48

28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
ING Real Estate Fund
Actual Fund Return
Class I	$1,000.00	$1,125.40	0.92%	$4.90
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.46	0.92%	$4.66

ING LargeCap Growth Fund
Actual Fund Return
Class I	$1,000.00	$1,066.60	0.99%	$5.13
Class Q	1,000.00	1,064.90	1.23	6.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.10	0.99%	$5.01
Class Q	1,000.00	1,018.90	1.23	6.23

ING MidCap Opportunities Fund
Actual Fund Return
Class I	$1,000.00	$1,101.10	1.10%	$5.79
Class Q	1,000.00	1,099.60	1.35	7.11
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.55	1.10%	$5.57
Class Q	1,000.00	1,018.30	1.35	6.83

ING SmallCap Opportunities Fund
Actual Fund Return
Class I	$1,000.00	$1,130.60	1.05%	$5.61
Class Q	1,000.00	1,129.20	1.30	6.94
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.80	1.05%	$5.32
Class Q	1,000.00	1,018.55	1.30	6.58

ING LargeCap Value Fund
Actual Fund Return
Class I	$1,000.00	$997.10	1.13%	$5.66
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.40	1.13%	$5.72

29

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
ING MagnaCap Fund
Actual Fund Return
Class I	$1,000.00	$1,088.20	0.81%	$4.24
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.01	0.81%	$4.10

ING MidCap Value Fund
Actual Fund Return
Class I	$1,000.00	$1,003.60	1.29%	$6.48
Class Q	1,000.00	1,002.70	1.54	7.73
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.60	1.29%	$6.53
Class Q	1,000.00	1,017.35	1.54	7.79

ING MidCap Value Choice Fund (a)
Actual Fund Return
Class I	$1,000.00	$1,034.90	1.13%	$2.39
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,008.06	1.13%	$2.36

ING SmallCap Value Fund
Actual Fund Return
Class I	$1,000.00	$1,034.60	1.27%	$6.48
Class Q	1,000.00	1,032.90	1.52	7.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.70	1.27%	$6.43
Class Q	1,000.00	1,017.45	1.52	7.69

ING SmallCap Value Choice Fund (b)
Actual Fund Return
Class I	$1,000.00	$1,132.70	1.13%	$5.78
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.55	1.13%	$5.47

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING MidCap Value Choice Fund, which reflects the 76-day period ended November 30, 2005 due to its Class I share inception date of September 16, 2005, and ING SmallCap Value Choice Fund, which reflects the 175-day period ended November 30, 2005 due to its Class I share inception date of June 9, 2005).

(a)          Commencement of operations for Class I September 16, 2005.

(b)         Commencement of operations for Class I June 9, 2005.

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING LargeCap Growth Fund
ASSETS:
Investments in securities at value+*	$144,381,742	$54,740,330	$267,445,016	$298,230,671
Short-term investments at amortized cost	—	—	222,977	3,425,648
Repurchase agreement	3,870,000	976,000	—	—
Cash	—	1,953	520,185	380,904
Collateral for securities loaned	28,047,345	—	—	67,516,273
Receivables:
Investment securities sold	—	407,570	1,339,192	—
Fund shares sold	40,019	—	381,030	446,779
Dividends and interest	753,973	209,185	226,908	141,082
Unrealized appreciation on swap agreement	—	568	—	—
Prepaid expenses	21,885	20,360	51,777	33,706
Reimbursement due from manager	—	1,006	28	19,272
Total assets	177,114,964	56,356,972	270,187,113	370,194,335

LIABILITIES:
Payable for investment securities purchased	—	2,391,073	—	1,579,903
Payable for fund shares redeemed	383,128	34,096	240,339	1,233,081
Payable upon receipt of securities loaned	28,047,345	—	—	67,516,273
Unrealized depreciation on swap agreements	—	915	—	—
Payable to affiliates	195,541	63,143	199,081	364,458
Payable to custodian due to bank overdraft	28,153	—	—	—
Payable for trustee fees	9,781	2,110	1,547	4,360
Other accrued expenses and liabilities	139,494	80,669	116,879	276,092
Total liabilities	28,803,442	2,572,006	557,846	70,974,167
NET ASSETS	$148,311,522	$53,784,966	$269,629,267	$299,220,168

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,377,702	$63,454,684	$175,894,963	$622,325,618
Undistributed net investment income (distributions in excess of net investment income)	468,960	(3,094)	2,786,623	(2,673,102)
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(65,626,538)	(10,977,248)	16,804,874	(373,250,029)
Net unrealized appreciation on investments foreign currency related transactions, futures, and swaps	4,091,398	1,310,624	74,142,807	52,817,681
NET ASSETS	$148,311,522	$53,784,966	$269,629,267	$299,220,168

+ Including securities loaned at value	$27,316,239	$—	$—	$65,420,296
* Cost of investments in securities	$140,290,344	$53,429,359	$193,302,209	$245,412,990
** Cost of short-term investments	$—	$—	$223,000	$3,426,000

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING LargeCap Growth Fund
Class A:
Net assets	$49,216,303	$31,125,676	$82,593,726	$109,361,251
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,658,828	2,372,263	5,036,996	5,751,278
Net asset value and redemption price per share	$18.51	$13.12	$16.40	$19.02
Maximum offering price per share (5.75)(1)	$19.64	$13.92	$17.40	$20.18

Class B:
Net assets	$44,205,861	$11,690,284	$4,587,506	$97,843,723
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,162,429	822,652	279,203	5,324,700
Net asset value and redemption price per share(2)	$20.44	$14.21	$16.43	$18.38
Maximum offering price per share	$20.44	$14.21	$16.43	$18.38

Class C:
Net assets	$52,603,385	$10,878,200	$2,638,630	$49,390,251
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,769,089	868,668	155,978	2,696,572
Net asset value and redemption price per share(2)	$19.00	$12.52	$16.92	$18.32
Maximum offering price per share	$19.00	$12.52	$16.92	$18.32

Class I:
Net assets	n/a	n/a	$161,320,277	$41,042,470
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.01	$0.01
Shares outstanding	n/a	n/a	9,404,339	2,083,791
Net asset value and redemption price per share	n/a	n/a	$17.15	$19.70
Maximum offering price per share	n/a	n/a	$17.15	$19.70

Class O:
Net assets	n/a	n/a	$18,489,128	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	1,128,355	n/a
Net asset value and redemption price per share	n/a	n/a	$16.39	n/a
Maximum offering price per share	n/a	n/a	$16.39	n/a

Class Q:
Net assets	$2,285,973	$90,806	n/a	$1,582,473
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	127,434	6,963	n/a	80,992
Net asset value and redemption price per share	$17.94	$13.04	n/a	$19.54
Maximum offering price per share	$17.94	$13.04	n/a	$19.54

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING LargeCap Value Fund	ING MagnaCap Fund
Investments in securities at value+*	$348,061,651	$186,724,556	$46,760,927	$335,122,256
Repurchase agreement	5,204,000	4,514,000	—	8,534,000
Cash	722	858	151,671	—
Cash collateral for futures	—	—	—	141,750
Collateral for securities loaned	64,263,537	38,543,719	—	34,582,823
Receivables:
Investment securities sold	4,769,553	2,777,209	369,551	—
Fund shares sold	38,496	86,282	108,349	—
Dividends and interest	106,591	26,761	158,152	831,521
Prepaid expenses	31,050	25,625	12,856	33,923
Reimbursement due from manager	71,510	36,466	2,253	—
Total assets	422,547,110	232,735,476	47,563,759	379,246,273

LIABILITIES:
Payable for investment securities purchased	5,208,223	278,515	—	434,160
Payable for fund shares redeemed	1,106,248	644,428	168,158	296,278
Payable for futures variation margin	—	—	—	18,450
Payable upon receipt of securities loaned	64,263,537	38,543,719	—	34,582,823
Payable to affiliates	522,849	249,677	60,332	289,575
Payable to custodian due to bank overdraft	—	—	—	3,198
Payable for trustee fees	11,533	9,091	371	37,979
Other accrued expenses and liabilities	300,680	195,513	65,813	236,206
Total liabilities	71,413,070	39,920,943	294,674	35,898,669
NET ASSETS	$351,134,040	$192,814,533	$47,269,085	$343,347,604

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$467,525,253	$438,062,859	$46,026,500	$360,356,880
Undistributed net investment income (accumulated net investment loss)	(2,572,690)	(1,436,665)	303,396	101,750
Accumulated net realized gain (loss) on investments and futures	(176,739,995)	(279,129,234)	3,054,336	(61,691,135)
Net unrealized appreciation or depreciation on investments and futures	62,921,472	35,317,573	(2,115,147)	44,580,109
NET ASSETS	$351,134,040	$192,814,533	$47,269,085	$343,347,604

+ Including securities loaned at value	$63,015,280	$37,733,744	$—	$33,715,926
* Cost of investments in securities	$285,140,179	$151,406,983	$48,876,074	$290,500,716

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING LargeCap Value Fund	ING MagnaCap Fund
Class A:
Net assets	$122,414,387	$97,463,952	$24,916,204	$299,378,632
Shares authorized	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.10
Shares outstanding	8,563,662	3,545,742	2,446,236	25,706,262
Net asset value and redemption price per share	$14.29	$27.49	$10.19	$11.65
Maximum offering price per share (5.75%)(1)	$15.16	$29.17	$10.81	$12.36

Class B:
Net assets	$123,421,337	$36,181,699	$8,090,332	$31,435,652
Shares authorized	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.10
Shares outstanding	9,085,253	1,442,694	802,058	2,781,006
Net asset value and redemption price per share(2)	$13.58	$25.08	$10.09	$11.30
Maximum offering price per share	$13.58	$25.08	$10.09	$11.30

Class C:
Net assets	$97,217,674	$43,002,234	$11,507,625	$6,351,820
Shares authorized	unlimited	unlimited	unlimited	20,000,000
Par value	$0.01	$0.01	$0.01	$0.10
Shares outstanding	7,191,816	1,718,452	1,141,002	561,431
Net asset value and redemption price per share(2)	$13.52	$25.02	$10.09	$11.31
Maximum offering price per share	$13.52	$25.02	$10.09	$11.31

Class I:
Net assets	$3,428,957	$15,941,501	$2,754,924	$2,600,541
Shares authorized	unlimited	unlimited	unlimited	50,000,000
Par value	$0.01	$0.01	$0.01	$0.10
Shares outstanding	233,286	570,193	269,942	224,754
Net asset value and redemption price per share	$14.70	$27.96	$10.21	$11.57
Maximum offering price per share	$14.70	$27.96	$10.21	$11.57

Class M:
Net assets	n/a	n/a	n/a	$3,580,959
Shares authorized	n/a	n/a	n/a	5,000,000
Par value	n/a	n/a	n/a	$0.10
Shares outstanding	n/a	n/a	n/a	309,097
Net asset value and redemption price per share	n/a	n/a	n/a	$11.59
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	$12.01

Class O:
Net assets	n/a	n/a	n/a	n/a
Shares authorized	n/a	n/a	n/a	n/a
Par value	n/a	n/a	n/a	n/a
Shares outstanding	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a	n/a
Maximum offering price per share	n/a	n/a	n/a	n/a

Class Q:
Net assets	$4,651,685	$225,147	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.01	$0.01	n/a	n/a
Shares outstanding	321,713	8,126	n/a	n/a
Net asset value and redemption price per share	$14.46	$27.71	n/a	n/a
Maximum offering price per share	$14.46	$27.71	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
ASSETS:
Investments in securities at value+*	$125,255,929	$28,885,587	$117,517,850	$14,986,178
Short-term investments at amortized cost	415,957	3,309,660	—	956,902
Cash	415,308	367,735	—	105,976
Collateral for securities loaned	32,728,403	—	32,464,344	—
Receivables:
Investment securities sold	1,135,429	—	—	12,843
Fund shares sold	8,228	366,011	6,275	180,215
Dividends and interest	146,128	64,408	142,770	3,804
Prepaid expenses	18,096	29,741	25,991	29,082
Reimbursement due from manager	—	8,313	—	11,260
Total assets	160,123,478	33,031,455	150,157,230	16,286,260

LIABILITIES:
Payable for investment securities purchased	—	1,869,773	—	—
Payable for fund shares redeemed	1,143,708	9,033	1,903,681	18,371
Payable upon receipt of securities loaned	32,728,403	—	32,464,344	—
Payable to affiliates	175,357	38,417	158,912	19,896
Payable to custodian due to bank overdraft	—	—	310,031	—
Payable for trustee fees	1,181	236	1,958	251
Other accrued expenses and liabilities	133,879	34,293	118,088	27,468
Total liabilities	34,182,528	1,951,752	34,957,014	65,986
NET ASSETS	$125,940,950	$31,079,703	$115,200,216	$16,220,274

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$126,918,018	$28,679,278	$106,820,196	$14,723,188
Undistributed net investment income (accumulated net investment loss)	(719,799)	23,428	(322,123)	2,481
Accumulated net realized gain on investments	22,180,056	388,742	26,252,794	193,776
Net unrealized appreciation or depreciation on investments	(22,437,325)	1,988,255	(17,550,651)	1,300,829
NET ASSETS	$125,940,950	$31,079,703	$115,200,216	$16,220,274

+ Including securities loaned at value	$31,253,978	$—	$30,549,542	$—
* Cost of investments in securities	$147,693,254	$26,896,992	$135,068,501	$13,685,251

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
Class A:
Net assets	$58,053,652	$15,624,045	$59,669,465	$10,725,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,253,328	1,350,496	4,483,960	967,558
Net asset value and redemption price per share	$11.05	$11.57	$13.31	$11.08
Maximum offering price per share (5.75%)(1)	$11.72	$12.28	$14.12	$11.76

Class B:
Net assets	$32,468,386	$3,348,486	$20,828,167	$1,159,944
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,006,263	290,663	1,605,112	105,309
Net asset value and redemption price per share(2)	$10.80	$11.52	$12.98	$11.01
Maximum offering price per share	$10.80	$11.52	$12.98	$11.01

Class C:
Net assets	$33,976,749	$9,775,111	$34,152,618	$3,713,514
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,146,702	849,424	2,635,100	336,525
Net asset value and redemption price per share(2)	$10.80	$11.51	$12.96	$11.03
Maximum offering price per share	$10.80	$11.51	$12.96	$11.03

Class I:
Net assets	$1,428,564	$2,332,061	$484,190	$621,477
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	127,575	201,529	36,032	55,994
Net asset value and redemption price per share	$11.20	$11.57	$13.44	$11.10
Maximum offering price per share	$11.20	$11.57	$13.44	$11.10

Class Q:
Net assets	$13,599	n/a	$65,776	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	1,233	n/a	4,872	n/a
Net asset value and redemption price per share	$11.03	n/a	$13.50	n/a
Maximum offering price per share	$11.03	n/a	$13.50	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING Convertible Fund	ING Equity and Bond Fund	ING Real Estate Fund	ING LargeCap Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$939,701	$263,234	$5,361,383	$1,109,465
Interest	1,936,486	563,592	19,037	31,107
Securities lending income	39,718	—	—	24,465
Total investment income	2,915,905	826,826	5,380,420	1,165,037

EXPENSES:
Investment management fees	592,863	212,498	894,360	1,147,481
Distribution and service fees:
Class A	91,764	53,974	94,606	193,839
Class B	241,348	69,981	21,468	512,264
Class C	275,544	58,528	13,609	255,180
Class O	—	—	21,314	—
Class Q	2,853	152	—	2,235
Transfer agent fees:
Class A	28,977	22,376	20,315	78,795
Class B	26,928	10,118	1,149	72,873
Class C	30,735	8,419	735	36,301
Class I	—	—	18,568	7,751
Class O	—	—	1,811	—
Class Q	602	42	—	314
Administrative service fees	79,048	28,333	127,764	152,996
Shareholder reporting expense	26,070	4,491	41,635	96,155
Registration fees	25,783	21,946	40,372	30,652
Professional fees	7,320	4,689	11,768	17,298
Custody and accounting expense	20,175	14,035	15,290	17,050
Trustee fees	1,314	2,196	2,280	4,455
Miscellaneous expense	10,243	2,475	8,207	10,467
Total expenses	1,461,567	514,253	1,335,251	2,636,106
Net waived and reimbursed fees	(26,218)	(32,715)	—	(13,541)
Brokerage commision recapture	—	—	(58,259)	(14,084)
Net expenses	1,435,349	481,538	1,276,992	2,608,481
Net investment income (loss)	1,480,556	345,288	4,103,428	(1,443,444)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain on:
Investments	5,570,617	2,991,101	6,521,125	18,883,588
Foreign currency related transactions	—	2,074	—	—
Futures	—	13,124	—	—
Net realized gain on investments, foreign currency related transactions and futures	5,570,617	3,006,299	6,521,125	18,883,588
Net change in unrealized appreciation or depreciation on:
Investments	4,176,469	1,310,971	17,754,065	879,590
Foreign currency related transactions	—	(2,919,061)	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,176,469	(1,608,090)	17,754,065	879,590
Net realized and unrealized gain on investments, foreign currency related transactions and futures	9,747,086	1,398,209	24,275,190	19,763,178
Increase in net assets resulting from operations	$11,227,642	$1,743,497	$28,378,618	$18,319,734

*Foreign taxes withheld	$—	$589	$4,045	$5,491

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING LargeCap Value Fund	ING MagnaCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$855,178	$148,446	$603,367	$3,712,529
Interest	110,136	88,484	4,903	138,885
Securities lending income	15,519	55,830	—	9,322
Total investment income	980,833	292,760	608,270	3,860,736

EXPENSES:
Investment management fees	1,797,174	920,113	213,499	1,270,707
Distribution and service fees:
Class A	180,693	142,576	29,934	282,252
Class B	659,504	203,483	43,553	169,710
Class C	495,295	213,940	59,772	32,022
Class M	—	—	—	14,178
Class Q	5,915	293	—	—
Transfer agent fees:
Class A	100,064	105,128	10,178	116,689
Class B	109,822	44,986	3,702	13,224
Class C	82,439	47,316	5,081	2,506
Class I	149	956	170	315
Class M	—	—	—	1,474
Class Q	414	21	—	—
Administrative service fees	179,715	96,663	23,722	—
Shareholder reporting expense	74,900	57,680	3,910	16,748
Registration fees	26,551	25,439	28,233	31,025
Professional fees	6,405	14,640	3,781	6,380
Custody and accounting expense	22,875	14,640	1,723	11,930
Trustee fees	7,985	3,315	549	5,759
Miscellaneous expense	191,992	109,087	1,425	16,259
Total expenses	3,941,892	2,000,276	429,232	1,991,178
Net waived and reimbursed fees	(388,369)	(270,851)	(12,523)	—
Net expenses	3,553,523	1,729,425	416,709	1,991,178
Net investment income (loss)	(2,572,690)	(1,436,665)	191,561	1,869,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	48,903,335	40,688,250	1,235,538	24,623,880
Futures	—	—	—	4,687
Net realized gain on investments and futures	48,903,335	40,688,250	1,235,538	24,628,567
Net change in unrealized appreciation or depreciation on:
Investments	(13,408,393)	(16,412,283)	(1,801,140)	2,090,345
Futures	—	—	—	(41,431)
Net change in unrealized appreciation or depreciation on investments and futures	(13,408,393)	(16,412,283)	(1,801,140)	2,048,914
Net realized and unrealized gain (loss) on investments and futures	35,494,942	24,275,967	(565,602)	26,677,481
Increase (decrease) in net assets resulting from operations	$32,922,252	$22,839,302	$(374,041)	$28,547,039

*Foreign taxes withheld	$—	$—	$—	$1,403

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING MidCap Value Fund	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$567,674	$63,187	$683,264	$74,037
Interest	18,155	83,314	14,218	6,189
Securities lending income	126,200	—	302,617	—
Total investment income	712,029	146,501	1,000,099	80,226

EXPENSES:
Investment management fees	676,956	86,531	632,489	61,465
Distribution and service fees:
Class A	83,453	10,827	88,676	10,444
Class B	183,792	9,664	117,144	4,521
Class C	196,053	29,116	200,316	13,239
Class Q	22	—	83	—
Transfer agent fees:
Class A	52,825	4,721	62,162	5,603
Class B	28,901	1,053	20,530	613
Class C	30,829	3,174	35,106	1,773
Class I	1,335	—	247	—
Class Q	11	—	30	—
Administrative service fees	72,431	8,653	67,523	6,146
Shareholder reporting expense	38,265	1,591	28,475	1,154
Registration fees	25,707	14,663	29,624	14,048
Professional fees	10,081	13,042	7,911	7,864
Custody and accounting expense	9,150	1,437	9,105	2,809
Trustee fees	2,745	343	2,745	335
Offering expense	—	50,137	—	50,137
Miscellaneous expense	5,939	877	6,723	2,076
Total expenses	1,418,495	235,829	1,308,889	182,227
Net waived and reimbursed fees	—	(78,599)	—	(76,513)
Net expenses	1,418,495	157,230	1,308,889	105,714
Net investment loss	(706,466)	(10,729)	(308,790)	(25,488)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	9,349,406	391,022	6,085,084	204,948
Net change in unrealized appreciation or depreciation on investments	(8,010,419)	2,028,099	(903,288)	1,433,815
Net realized and unrealized gain on investments	1,338,987	2,419,121	5,181,796	1,638,763
Increase in net assets resulting from operations	$632,521	$2,408,392	$4,873,006	$1,613,275

* Foreign taxes withheld	$2,179	$1,638	$—	$205

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Convertible Fund		ING Equity and Bond Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$1,480,556	$3,049,445	$345,288	$717,297
Net realized gain on investments, foreign currency related transactions and futures	5,570,617	10,014,978	3,006,299	1,596,647
Net change in unrealized appreciation or depreciation on investments, foreign currency related transaction and futures	4,176,469	(14,795,559)	(1,608,090)	318,551
Net increase (decrease) in net assets resulting from operations	11,227,642	(1,731,136)	1,743,497	2,632,495

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(821,008)	(1,545,427)	(341,226)	(504,895)
Class B	(497,899)	(1,066,565)	(53,430)	(114,044)
Class C	(634,835)	(1,225,778)	(69,350)	(111,954)
Class Q	(36,968)	(80,312)	(1,294)	(3,747)
Total distributions	(1,990,710)	(3,918,082)	(465,300)	(734,640)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,174,608	22,140,575	4,367,126	6,507,409
Dividends reinvested	1,273,574	2,527,920	384,463	561,352
	7,448,182	24,668,495	4,751,589	7,068,761
Cost of shares redeemed	(30,591,397)	(69,882,260)	(10,862,594)	(19,829,878)
Net decrease in net assets resulting from capital share transactions	(23,143,215)	(45,213,765)	(6,110,955)	(12,761,117)
Net decrease in net assets	(13,906,283)	(50,862,983)	(4,832,758)	(10,863,262)

NET ASSETS:
Beginning of period	162,217,805	213,080,788	58,617,724	69,480,986
End of period	$148,311,522	$162,217,805	$53,784,966	$58,617,724
Undistributed net investment income (distributions in excess of net investment income) at end of period	$468,960	$979,114	$(3,094)	$116,918

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Real Estate Fund		ING LargeCap Growth Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$4,103,428	$8,031,165	$(1,443,444)	$(2,398,134)
Net realized gain on investments and futures	6,521,125	18,980,782	18,883,588	4,847,977
Net change in unrealized appreciation or depreciation on investments and futures	17,754,065	27,111,162	879,590	340,609
Net increase in net assets resulting from operations	28,378,618	54,123,109	18,319,734	2,790,452

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,177,991)	(1,212,841)	—	(2,284,365)
Class B	(52,924)	(78,541)	—	(1,739,049)
Class C	(30,665)	(76,563)	—	(805,907)
Class I	(2,525,533)	(6,583,649)	—	(923,412)
Class O	(270,532)	(158,947)	—	—
Class Q	—	—	—	(120,417)
Net realized gains:
Class A	—	(2,268,169)	—	(872,085)
Class B	—	(184,964)	—	(954,286)
Class C	—	(206,851)	—	(440,286)
Class I	—	(11,900,609)	—	(293,343)
Class O	—	(199,400)	—	—
Class Q	—	—	—	(41,959)
Total distributions	(4,057,645)	(22,870,534)	—	(8,475,109)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,196,249	83,439,223	23,222,499	107,955,616
Dividends reinvested	3,530,462	16,039,378	—	6,725,986
	55,726,711	99,478,601	23,222,499	114,681,602
Cost of shares redeemed	(33,225,373)	(91,095,041)	(52,924,136)	(124,424,891)
Net increase (decrease) in net assets resulting from capital share transactions	22,501,338	8,383,560	(29,701,637)	(9,743,289)
Net increase (decrease) in net assets	46,822,311	39,636,135	(11,381,903)	(15,427,946)

NET ASSETS:
Beginning of period	222,806,956	183,170,821	310,602,071	326,030,017
End of period	$269,629,267	$222,806,956	$299,220,168	$310,602,071
Undistributed net investment income (accumulated net investment loss) at end of period	$2,786,623	$2,740,840	$(2,673,102)	$(1,229,658)

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING MidCap Opportunities Fund		ING SmallCap Opportunities Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$(2,572,690)	$(6,681,704)	$(1,436,665)	$(3,727,090)
Net realized gain on investments	48,903,335	32,667,918	40,688,250	29,952,329
Net change in unrealized appreciation or depreciation on investments	(13,408,393)	1,270,608	(16,412,283)	(10,378,704)
Net increase in net assets resulting from operations	32,922,252	27,256,822	22,839,302	15,846,535

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,398,162	27,372,572	15,611,602	32,730,867
Dividends reinvested	—	—	—	—
	13,398,162	27,372,572	15,611,602	32,730,867
Cost of shares redeemed	(61,968,354)	(151,471,341)	(40,591,014)	(106,392,621)
Net decrease in net assets resulting from capital share transactions	(48,570,192)	(124,098,769)	(24,979,412)	(73,661,754)
Net increase (decrease) in net assets	(15,647,940)	(96,841,947)	(2,140,110)	(57,815,219)

NET ASSETS:
Beginning of period	366,781,980	463,623,927	194,954,643	252,769,862
End of period	$351,134,040	$366,781,980	$192,814,533	$194,954,643
Undistributed net investment income (accumulated net investment loss) at end of period	$(2,572,690)	$—	$(1,436,665)	$—

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING LargeCap Value Fund		ING Magna Cap Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$191,561	$178,606	$1,869,558	$3,746,327
Net realized gain on investments and futures	1,235,538	2,061,484	24,628,567	26,114,730
Net change in unrealized appreciation or depreciation on investments and futures	(1,801,140)	(206,862)	2,048,914	(6,195,080)
Net increase (decrease) in net assets resulting from operations	(374,041)	2,033,228	28,547,039	23,665,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(107,111)	(2,723,983)	(3,895,915)
Class B	—	(21,668)	(41,580)	(101,711)
Class C	—	(26,910)	(5,789)	(23,132)
Class I	—	—	(13,466)	(23,921)
Class M	—	(24,018)	(30,595)	(18,440)
Class Q	—	—	—	(33)
Net realized gains:
Class A	—	(110,882)	—	—
Class B	—	(52,095)	—	—
Class C	—	(67,763)	—	—
Class I	—	(20,928)	—	—
Total distributions	—	(431,375)	(2,815,413)	(4,063,152)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,871,834	36,704,872	6,900,876	23,663,858
Dividends reinvested	—	298,625	2,592,227	3,533,011
	8,871,834	37,003,497	9,493,103	27,196,869
Cost of shares redeemed	(5,876,663)	(5,081,104)	(35,624,590)	(83,739,269)
Net increase (decrease) in net assets resulting from capital share transactions	2,995,171	31,922,393	(26,131,487)	(56,542,400)
Net increase (decrease) in net assets	2,621,130	33,524,246	(399,861)	(36,939,575)

NET ASSETS:
Beginning of period	44,647,955	11,123,709	343,747,465	380,687,040
End of period	$47,269,085	$44,647,955	$343,347,604	$343,747,465
Undistributed net investment income at end of period	$303,396	$111,835	$101,750	$1,047,605

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING MidCap Value Fund		ING MidCap Value Choice Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(706,466)	$(1,136,195)	$(10,729)	$(35)
Net realized gain (loss) on investments	9,349,406	19,472,636	391,022	(2,280)
Net change in unrealized appreciation or depreciation on investments	(8,010,419)	(16,101,733)	2,028,099	(39,844)
Net increase (decrease) in net assets resulting from operations	632,521	2,234,708	2,408,392	(42,159)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(5,379,868)	—	—
Class B	—	(3,140,896)	—	—
Class C	—	(3,310,535)	—	—
Class I	—	(154,805)	—	—
Class Q	—	(1,507)	—	—
Total distributions	—	(11,987,611)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,256,411	95,315,357	22,802,826	6,902,778
Dividends reinvested	—	9,166,148	—	—
	1,256,411	104,481,505	22,802,826	6,902,778
Cost of shares redeemed	(29,647,986)	(68,683,573)	(847,764)	(144,370)
Net increase (decrease) in net assets resulting from capital share transactions	(28,382,575)	35,797,932	21,955,062	6,758,408
Net increase (decrease) in net assets	(27,750,054)	26,045,029	24,363,454	6,716,249

NET ASSETS:
Beginning of period	153,691,004	127,645,975	6,716,249	—
End of period	$125,940,950	$153,691,004	$31,079,703	$6,716,249
Undistributed net investment income (accumulated net investment loss) at end of period	$(719,799)	$(13,333)	$23,428	$34,157

(1)          Commencement of operations

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap Value Fund		ING SmallCap Value Choice Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(308,790)	$(783,394)	$(25,488)	$(3,958)
Net realized gain (loss) on investments	6,085,084	24,004,981	204,948	(11,172)
Net change in unrealized appreciation or depreciation on investments	(903,288)	(21,885,346)	1,433,815	(132,986)
Net increase (decrease) in net assets resulting from operations	4,873,006	1,336,241	1,613,275	(148,116)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(5,340,181)	—	—
Class B	—	(1,592,895)	—	—
Class C	—	(2,730,797)	—	—
Class I	—	(31,243)	—	—
Class Q	—	(4,047)	—	—
Total distributions	—	(9,699,163)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,636,144	104,901,397	9,880,444	6,598,997
Dividends reinvested	—	7,367,516	—	—
	1,636,144	112,268,913	9,880,444	6,598,997
Cost of shares redeemed	(38,393,048)	(51,689,775)	(1,357,410)	(366,916)
Net increase (decrease) in net assets resulting from capital share transactions	(36,756,904)	60,579,138	8,523,034	6,232,081
Net increase (decrease) in net assets	(31,883,898)	52,216,216	10,136,309	6,083,965

NET ASSETS:
Beginning of period	147,084,114	94,867,898	6,083,965	—
End of period	$115,200,216	$147,084,114	$16,220,274	$6,083,965
Undistributed net investment income (accumulated net investment loss) at end of period	$(322,123)	$(13,333)	$2,481	$27,969

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

45

ING CONVERTIBLE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.97	17.58	15.74	14.91	17.37	26.85	22.51
Income (loss) from investment operations:
Net investment income	$0.23	0.38 *	0.46	0.41	0.36	0.59	0.44
Net realized and unrealized gain (loss) on investments	$1.04	(0.49)	1.84	0.76	(2.28)	(4.84)	7.82
Total from investment operations	$1.27	(0.11)	2.30	1.17	(1.92)	(4.25)	8.26
Less distributions from:
Net investment income	$0.30	0.50	0.46	0.34	0.45	0.53	0.35
Net realized gain from investments	$—	—	—	—	0.09	4.70	3.57
Total distributions	$0.30	0.50	0.46	0.34	0.54	5.23	3.92
Net asset value, end of period	$17.94	16.97	17.58	15.74	14.91	17.37	26.85
Total Return(2)%	7.49	(0.72)	14.72	8.11	(11.12)	(17.50)	40.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,286	2,266	3,176	4,030	8,626	29,629	56,165
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.27	1.24	1.26	1.36	1.19	1.15	1.25
Gross expenses prior to expense reimbursement(3)%	1.27	1.24	1.26	1.36	1.19	1.14	1.25
Net investment income after expense reimbursement(3)(4)%	2.43	2.17	2.37	2.78	2.23	2.47	1.88
Portfolio turnover rate	% 27	72	138	97	100	145	129

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

46

ING EQUITY AND BOND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended November 30,	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.75	12.38	11.63	11.98	13.23	14.94	19.04
Income (loss) from investment operations:
Net investment income	$0.11	0.13	0.17	0.28	0.42	0.44	0.54
Net realized and unrealized gain (loss) on investments	$0.33	0.40	0.86	(0.38)	(1.15)	(0.54)	(0.57)
Total from investment operations	$0.43	0.53	1.03	(0.10)	(0.73)	(0.10)	(0.03)
Less distributions from:
Net investment income	$0.14	0.16	0.28	0.25	0.47	0.47	0.40
Net realized gain from investments	$—	—	—	—	0.05	1.14	3.67
Total distributions	$0.14	0.16	0.28	0.25	0.52	1.61	4.07
Net asset value, end of period	$13.04	12.75	12.38	11.63	11.98	13.23	14.94
Total Return(2)%	3.42	4.31	8.93†	(0.61)	(5.53)	(0.70)	(0.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91	116	324	222	191	373	230
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.28	1.44	1.49	1.50	1.40	1.25	1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.34	1.41	1.48	1.61	1.40	1.46	1.51
Net investment income after expense reimbursement/recoupment(3)(4)%	1.62	1.33	1.39	2.70	3.31	3.61	3.36
Portfolio turnover rate	% 146	216	302	129	145	76	173

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†      Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.84% for Class Q.

See Accompanying Notes to Financial Statements.

47

ING REAL ESTATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,		Year Ended May 31,			Period Ended May 31,	Year Ended October 31,
	2005		2005		2004	2003(1)	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.49		13.28		11.45	9.98	9.77	9.57	8.24
Income from investment operations:
Net investment income	$0.24	*	0.54	*	0.58	0.20	0.60	0.50	0.69
Net realized and unrealized gain on investments	$1.69		3.15		2.43	1.47	0.23	0.27	1.21
Total from investment operations	$1.93		3.69		3.01	1.67	0.83	0.77	1.90
Less distributions from:
Net investment income	$0.27		0.53		0.67	0.20	0.62	0.57	0.57
Net realized gain from investments	$—		0.95		0.51	—	—	—	—
Total distributions	$0.27		1.48		1.18	0.20	0.62	0.57	0.57
Net asset value, end of period	$17.15		15.49		13.28	11.45	9.98	9.77	9.57
Total Return(2)%	12.54		28.82		27.24	16.95	8.06	7.88	23.78

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$161,320		146,499		161,904	125,645	97,331	76,188	64,447
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.87		0.90		0.96	1.00	0.98	1.00	1.00
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	0.92		0.98		0.96	1.00	0.98	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	0.92		0.90		1.06	1.19	0.98	1.03	1.05
Net investment income after expense reimbursement(3)(4)%	3.33		3.70		4.69	4.26	4.29	4.84	5.71
Portfolio turnover rate	% 24		91		132	62	106	77	93

(1)     On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

48

ING LARGECAP GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months				January 8,
	Ended				2002(1) to
	November 30,	Year Ended May 31,			May 31,
	2005	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$18.47	18.69	14.71	16.93	21.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.25	0.37	4.03	(2.16)	(4.09)
Total from investment operations	$1.23	0.39	3.98	(2.22)	(4.11)
Less distributions from:
Net investment income	$—	0.46	—	—	—
Return of capital	$—	0.15	—	—	—
Total distribution	$—	0.61	—	—	—
Net asset value, end of period	$19.70	18.47	18.69	14.71	16.93
Total Return(2)%	6.66	2.07	27.06	(13.11)	(19.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,042	38,841	36,504	22,156	26,106
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.99	0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.00	0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.01	0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.23)	(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate	% 43	81	142	291	536

	Class Q
	Six Months Ended November 30,		Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005		2005	2004	2003	2002	2001(5)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.35		18.58	14.66	16.92	24.81	43.71	28.43
Income (loss) from investment operations:
Net investment loss	$(0.03	)*	(0.06)	(0.11)	(0.15)	(0.44)	(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments	$1.22		0.40	4.03	(2.11)	(7.44)	(18.26)	15.86
Total from investment operations	$1.19		0.34	3.92	(2.26)	(7.88)	(18.43)	15.66
Less distributions from:
Net investment income	$—		0.42	—	—	0.01	—	—
Net realized gain from investments	$—		—	—	—	—	0.47	0.38
Return of capital	$—		0.15	—	—	—	—	—
Total distributions	$—		0.57	—	—	0.01	0.47	0.38
Net asset value, end of period	$19.54		18.35	18.58	14.66	16.92	24.81	43.71
Total Return(2)%	6.49		1.81	26.74	(13.36)	(31.77)	(42.50)	55.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,582		2,037	6,035	6,178	16,840	12,534	24,838
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.23		1.22	1.14	1.31	1.21	1.19	1.26
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.24		1.24	1.17	1.31	1.21	1.19	1.26
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.25		1.19	1.32	1.47	1.21	1.19	1.26
Net investment loss afterexpense reimbursement and brokerage commission recapture(3)(4)%		(0.46)	(0.27)	(0.53)	(0.66)	(0.76)	(0.50)	(0.77)
Portfolio turnover rate	% 43		81	142	291	536	331	139

(1)     Commencement of operations of Class I.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(5)     The Fund changed its fiscal year end to May 31.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

49

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,	Year Ended May 31,				Five Months Ended May 31,	Year Ended December 31,
	2005	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$13.35	12.33	10.33	11.29	14.73	19.26	21.34
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.09)	(0.09)*	(0.11)	(0.11)*	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	$1.39	1.10	2.09	(0.85)	(3.33)	(4.47)	0.23
Total from investment operations	$1.35	1.01	2.00	(0.96)	(3.44)	(4.53)	0.10
Less distributions from:
Net realized gain on investments	$—	—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	—	2.18
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$14.70	13.35	12.33	10.33	11.29	14.73	19.26
Total Return(2)%	10.11	8.27 †	19.36	(8.50)	(23.35)	(23.52)	0.08

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,429	3,000	2,614	10,844	39,874	52,007	68,006
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.22	1.17	1.09	1.26	1.52	1.36
Gross expenses prior to expense reimbursement(3)%	1.30	1.27	1.31	1.41	1.50	1.52	1.36
Net investment loss after expense reimbursement(3)(4)%	(0.55)	(0.72)	(0.81)	(0.71)	(0.95)	(0.97)	(0.66)
Portfolio turnover rate %	55	50	115	345	399	182	188

	Class Q
	Six Months Ended November 30,	Year Ended May 31,				Five Months Ended May 31,	April 4, 2000(5) to December 31,
	2005	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$13.15	12.17	10.19	11.16	14.63	19.16	22.57
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.13)	(0.10)*	(0.09)	(0.17)*	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.37	1.10	2.08	(0.88)	(3.30)	(4.45)	(1.17)
Total from investment operations	$1.31	0.97	1.98	(0.97)	(3.47)	(4.53)	(1.23)
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	—	2.18
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$14.46	13.15	12.17	10.19	11.16	14.63	19.16
Total Return(2)%	9.96	8.05 †	19.43	(8.69)	(23.72)	(23.64)	(5.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,652	4,753	4,898	4,886	6,563	3,071	3,264
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.35	1.47	1.45	1.33	1.63	1.82	1.61
Gross expenses prior to expense reimbursement(3)%	1.55	1.52	1.56	1.66	1.69	1.82	1.61
Net investment loss after expense reimbursement(3)(4)%	(0.81)	(0.98)	(1.00)	(0.98)	(1.35)	(1.28)	(0.91)
Portfolio turnover rate %	55	50	115	345	399	182	188

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(5)  Commencement of operations.

*            Per share data calculated using average number of shares outstanding throughout the period.

†             In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 8.19% and 7.97% for Class I and Class Q, respectively.

See Accompanying Notes to Financial Statements.

50

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,	Year Ended May 31,				Five Months Ended May 31,	Year Ended December 31,
	2005	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$24.73	22.76	18.27	24.07	39.02	47.47	59.54
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.21)	(0.23)	(0.23)	(0.36)**	(0.14)	(1.00)
Net realized and unrealized gain (loss) on investments	$3.32	2.18	4.72	(5.57)	(13.60)	(8.31)	(2.17)
Total from investment operations	$3.23	1.97	4.49	(5.80)	(13.96)	(8.45)	(3.17)
Less distributions from:
Net realized gain from investments	$—	—	—	—	0.99	—	8.90
Total distributions	$—	—	—	—	0.99	—	8.90
Net asset value, end of period	$27.96	24.73	22.76	18.27	24.07	39.02	47.47
Total Return(2)%	13.06	8.66	24.58 †	(24.10)	(36.17)	(17.80)	(5.21)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,942	13,359	11,526	8,510	10,700	0.00 *	0.00 *
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.05	1.17	1.31	1.46	1.41	1.31	1.15
Gross expenses prior to expense reimbursement(3)%	1.31	1.28	1.31	1.46	1.41	1.31	1.15
Net investment loss after expense reimbursement(3)%	(0.73)	(0.91)	(1.09)	(1.37)	(1.34)	(1.03)	(0.75)
Portfolio turnover rate %	52	62	60	357	423	104	134

	Class Q
	Six Months Ended November 30,	Year Ended May 31,					Five Months Ended May 31,	April 4, 2000(4) to December 31,
	2005	2005	2004		2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$24.54	22.64	18.22		24.07	38.81	47.20	60.86
Income (loss) from investment operations:
Net investment loss	$(0.14)	(0.27)*	(0.29	)**	(0.53)	(0.51)**	(0.20)	(0.27)
Net realized and unrealized gain (loss) on investments	$3.31	2.17	4.13		(5.32)	(13.24)	(8.19)	(4.49)
Total from investment operations	$3.17	1.90	4.42		(5.85)	(13.75)	(8.39)	(4.76)
Less distributions from:
Net realized gain from investments	$—	—	—		—	0.99	—	8.90
Total distributions	$—	—	—		—	0.99	—	8.90
Net asset value, end of period	$27.71	24.54	22.64		18.22	24.07	38.81	47.20
Total Return(2)%	12.92	8.39	24.26	†	(24.30)	(35.83)	(17.78)	(8.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$225	243	463		906	3,651	2,832	2,545
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.30	1.45	1.57		1.70	1.66	1.56	1.40
Gross expenses prior to expense reimbursement(3)%	1.55	1.56	1.57		1.70	1.66	1.56	1.40
Net investment loss after expense
reimbursement(3)%	(1.00)	(1.19)	(1.36)		(1.62)	(1.62)	(1.28)	(1.10)
Portfolio turnover rate %	52	62	60		357	423	104	134

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

*            Amount represents less than $1,000.

**     Per share data calculated using average number of shares outstanding throughout the period.

†             Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 24.52% and 24.15% for Class I and Class Q respectively.

See Accompanying Notes to Financial Statements.

51

ING LARGECAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30, 2005	August 2, 2004(1) to May 31, 2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	9.72
Income (loss) from investment operations:
Net investment income	$0.07	0.10
Net realized and unrealized gain (loss) on investments	$(0.10)	0.59
Total from investment operations	$(0.03)	0.69
Less distributions from:
Net investment income	$—	0.09
Net realized gains on investments %	—	0.08
Total distributions %	—	0.17
Net asset value, end of period	$10.21	10.24
Total Return(2)%	(0.29)	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,755	2,764
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13	1.16
Gross expenses prior to expense reimbursement(3)%	1.18	1.65
Net investment after expense reimbursement(3)(4)%	1.43	1.22
Portfolio turnover rate %	17	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

52

ING MAGNACAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,	Year Ended May 31,		March 5, 2003(1) to May 31,
	2005	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$10.76	10.27	8.82	7.55
Income from investment operations:
Net investment income	$0.08	0.16	0.15	0.01
Net realized and unrealized gain on investments	$0.86	0.53	1.44	1.26
Total from investment operations	$0.95	0.69	1.59	1.27
Less distributions from:
Net investment income	$0.14	0.20	0.14	—
Total distributions	$0.14	0.20	0.14	—
Net asset value, end of period	$11.57	10.76	10.27	8.82
Total Return(2)%	8.82	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,601	2,454	8	7
Ratios to average net assets:
Expenses(3)%	0.81	0.80	0.88	0.92
Net investment income(3)%	0.97	1.47	1.55	2.06
Portfolio turnover rate %	31	50	28	110

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

53

ING MIDCAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,	Year Ended May 31,				March 4, 2002(1) to May 31,
	2005	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.16	11.61	8.39		10.30	10.20
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.01)	0.01	**	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.07	0.44	3.21		(1.74)	0.09
Total from investment operations	$0.04	0.43	3.22		(1.73)	0.10
Less distributions from:
Net investment income	$—	—	—		0.07	—
Net realized gain from investments	$—	0.88	—		0.11	—
Total distributions	$—	0.88	—		0.18	—
Net asset value, end of period	$11.20	11.16	11.61		8.39	10.30
Total Return(2)%	0.36	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,429	2,037	2,157		197	71
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.29	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/recoupment(3)%	1.29	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.31)	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	24	79	70		72	133

	Class Q
	Six Months Ended November 30,	Year Ended May 31,			April 17, 2002(1) to May 31,
	2005	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.00	11.54	8.36	10.28	10.52
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.07)	(0.02)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.07	0.41	3.20	(1.75)	(0.24)
Total from investment operations	$0.03	0.34	3.18	(1.75)	(0.24)
Less distributions from:
Net investment income	$—	—	—	0.06	—
Net realized gain from investments	$—	0.88	—	0.11	—
Total distributions	$—	0.88	—	0.17	—
Net asset value, end of period	$11.03	11.00	11.54	8.36	10.28
Total Return(2)%	0.27	2.85	38.04	(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14	20	20	14	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.54	1.63	1.67	1.54	1.52
Gross expenses prior to expense reimbursement/recoupment(3)%	1.54	1.53	1.54	1.96	2.28
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.53)	(0.65)	(0.16)	0.14	0.43
Portfolio turnover rate %	24	79	70	72	13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Amount represents less than $0.01 per share.

**     Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

54

ING MIDCAP VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
September 16,
2005(1) to
November 30,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.18
Income from investment operations:
Net investment income	$0.01
Net realized and unrealized income on investments	$0.38
Total from investment operations	$0.39
Net asset value, end of period	$11.57
Total Return(2)%	3.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,332
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13
Gross expenses prior to expense reimbursement(3)%	2.04
Net investment income after expense reimbursement(3)(4)%	0.51
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

55

ING SMALLCAP VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended November 30,	Year Ended May 31,			March 7, 2002(1) to May 31,
	2005	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.99	13.60	9.44	10.63	10.32
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.44	0.27	4.94	(0.97)	0.31
Total from investment operations	$0.45	0.28	4.90	(1.02)	0.31
Less distributions from:
Net investment income	$—	—	—	0.08	—
Net realized gain from investments	$—	0.89	0.74	0.09	—
Total distributions	$—	0.89	0.74	0.17	—
Net asset value, end of period	$13.44	12.99	13.60	9.44	10.63
Total Return(2)%	3.46	1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$484	456	481	222	26
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.27	1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27	1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.22	0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	14	76	57	54	12

	Class Q
	Six Months Ended November 30,	Year Ended May 31,			April 30, 2002(1) to May 31,
	2005	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.07	13.71	9.53	10.63	11.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.43	0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.43	0.25	4.92	(1.01)	(0.38)
Less distributions from:
Net realized gain from investments	$—	0.89	0.74	0.09	—
Total distributions	$—	0.89	0.74	0.09	—
Net asset value, end of period	$13.50	13.07	13.71	9.53	10.63
Total Return(2)%	3.29	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66	64	58	1	8
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.52	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.52	1.47	1.52	1.73	2.42
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.02)	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	14	76	57	54	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

56

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
June 9,
2005(1) to
November 30,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.80
Income from investment operations:
Net realized and unrealized gain on investments	$1.30
Total from investment operations	$1.30
Net asset value, end of period	$11.10
Total Return(2)%	13.27

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$621
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13
Gross expenses prior to expense reimbursement(3)%	2.38
Net investment income after expense reimbursement(3)(4)%	0.21
Portfolio turnover rate %	14

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

57

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-seven separate series. Eleven of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Equity and Bond Fund (“Equity and Bond”), ING Real Estate Fund (“Real Estate”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”), collectively (the “Funds”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.                                   Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board.

The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of

58

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.                                     Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C.                                     Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)                                  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)                                  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized

59

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D.                                    Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                                      Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually
LargeCap Growth	MagnaCap
MidCap Opportunities
SmallCap Opportunities	Quarterly
LargeCap Value	Convertible
MidCap Value	Equity and Bond
MidCap Value Choice	Real Estate
SmallCap Value
SmallCap Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.                                      Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

60

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.                                     Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.                                    Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                                         Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                                        Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.                                    Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.                                      Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable.

61

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.                                 Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund’s policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed — generally on the trade date. It is also the Fund’s policy to segregate assets to cover its commitments for when-issued securities on trade date.

N.                                    Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Convertible	$45,180,459	$70,129,383
Equity and Bond	32,549,196	35,545,269
Real Estate	85,544,193	61,400,652
LargeCap Growth	129,579,782	154,434,096
MidCap Opportunities	197,605,339	248,002,861
SmallCap Opportunities	97,407,892	121,639,065
LargeCap Value	11,757,675	7,912,062
MagnaCap	103,834,436	138,511,917
MidCap Value	34,610,282	61,243,164
MidCap Value Choice	24,499,440	3,168,703
SmallCap Value	18,525,463	47,157,437
SmallCap Value Choice	10,199,193	1,523,054

U.S. Government securities not included above were as follows:

	Purchases	Sales
Equity and Bond	$45,991,683	$49,222,939

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Equity and Bond	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Equity and Bond, MidCap

62

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Opportunities, SmallCap Opportunities and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and INGCRES.

Brandes Investment Partners, LP (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP, a registered investment adviser, is the Sub-Adviser to the LargeCap Growth Fund.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment advisor, serves as a Sub-Adviser to the MidCap Value Choice Fund and the SmallCap Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

MagnaCap has entered into Shareholder Service Agreement with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for Convertible, Equity and Bond and LargeCap Growth.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A(1)	Classes B and C	Class M	Class O	Class Q
Convertible	0.35%	1.00%	N/A	N/A	0.25%
Equity and Bond	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
SmallCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1) Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible and Equity and Bond. The fee waiver is for the period beginning January 1, 2005 through December 31, 2006.

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the six months ended November 30, 2005, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares

63

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Convertible	$2,391	N/A	N/A	N/A
Equity and Bond	632	N/A	N/A	N/A
Real Estate	1,875	N/A	N/A	N/A
LargeCap Growth	19,232	N/A	N/A	N/A
MidCap Opportunities	2,662	N/A	N/A	N/A
SmallCap Opportunities	1,262	N/A	N/A	N/A
LargeCap Value	6,204	N/A	N/A	N/A
MagnaCap	2,244	N/A	N/A	$36
MidCap Value	54	N/A	N/A	N/A
MidCap Value Choice	10,169	N/A	N/A	N/A
SmallCap Value	197	N/A	N/A	N/A
SmallCap Value Choice	4,819	N/A	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$382	N/A	$974	N/A
Equity and Bond	319	N/A	82	N/A
Real Estate	—	N/A	181	N/A
LargeCap Growth	16,513	N/A	5,625	N/A
MidCap Opportunities	102	N/A	604	N/A
SmallCap Opportunities	15	N/A	384	N/A
LargeCap Value	—	N/A	962	N/A
MagnaCap	—	N/A	62	N/A
MidCap Value	2,871	N/A	2,267	N/A
MidCap Value Choice	—	N/A	822	N/A
SmallCap Value	—	N/A	7,275	N/A
SmallCap Value Choice	—	N/A	1,648	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Convertible	$92,441	$12,325	$90,775	$195,541
Equity and Bond	33,426	4,457	25,260	63,143
Real Estate	151,375	21,636	26,070	199,081
LargeCap Growth	185,500	24,733	154,225	364,458
MidCap Opportunities	287,405	28,740	206,704	522,849
SmallCap Opportunities	149,518	15,700	84,459	249,677
LargeCap Value	35,018	3,891	21,423	60,332
MagnaCap	207,411	—	82,164	289,575
MidCap Value	98,100	10,443	66,814	175,357
MidCap Value Choice	23,363	2,336	12,718	38,417
SmallCap Value	90,858	9,638	58,416	158,912
SmallCap Value Choice	12,713	1,271	5,912	19,896

At November 30, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING National Trust — Real Estate (10.58%); LargeCap Growth (13.27%); and SmallCap Opportunities (6.65%).

ING Life Insurance and Annuity Company — Real Estate (23.56%); and SmallCap Value Choice (6.88%).

During the year ended May 31, 2005, the Sub-Adviser reimbursed MidCap Opportunities $304,691 in connection with an investment transaction loss.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2005, the funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Payable for
Professional Fees
Real Estate	$ 57,999

Payable for Transfer
Agent Fees
LargeCap Value	$ 9,869
SmallCap Value Choice	2,765

Payable for Offering Fees
LargeCap Value	$ 42,623
SmallCap Value Choice	$ 25,452

Payable for Shareholder Reporting Fees
Real Estate	$ 21,859

Accrued Organizational Fees
SmallCap Value Choice	$ 3,934

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Equity and Bond(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1) Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Equity and Bond, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2006. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible(1)	1.33%	2.08%	2.08%	N/A	1.33%

64

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

	Class A	Class B	Class C	Class I	Class Q
Equity and Bond	1.36%	2.11%	2.11%	N/A	1.36%
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2005, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2006	2007	2008	Total
Equity and Bond	$65,870	—	—	$65,870
LargeCap Growth	365,234	$82,149	$13,541	460,924
MidCap Opportunities	461,250	—	—	461,250
LargeCap Value	—	145,120	65,917	211,037
MidCap Value Choice	—	—	114,069	114,069
SmallCap Value Choice	—	—	108,508	108,508

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended November 30, 2005:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Covertible	61	$1,131,148	4.13%
MidCap Opportunities	5	884,000	3.71%
MagnaCap	1	500,000	3.46%
SmallCap Value	14	452,143	4.00%

65

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
Convertible (Number of Shares)
Shares sold	241,232	746,464	33,252	242,746	48,797	187,780
Dividends reinvested	32,355	62,283	16,710	35,628	16,262	32,760
Shares redeemed	(637,583)	(1,288,902)	(517,241)	(1,421,080)	(434,360)	(926,660)
Net decrease in shares outstanding	(363,996)	(480,155)	(467,279)	(1,142,706)	(369,301)	(706,120)

Convertible ($)
Shares sold	$4,413,227	$13,563,145	$673,395	$4,839,782	$917,166	$3,495,036
Dividends reinvested	592,821	1,132,422	339,063	713,078	306,752	610,790
Shares redeemed	(11,703,493)	(23,291,225)	(10,431,000)	(28,289,877)	(8,140,589)	(17,172,719)
Net decrease	$(6,697,445)	$(8,595,658)	$(9,418,542)	$(22,737,017)	$(6,916,671)	$(13,066,893)

	Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	9,700	13,451
Dividends reinvested	1,966	4,064
Shares redeemed	(17,804)	(64,616)
Net decrease in shares outstanding	(6,138)	(47,101)

Convertible ($)
Shares sold	$170,820	$242,612
Dividends reinvested	34,938	71,630
Shares redeemed	(316,315)	(1,128,439)
Net decrease	$(110,557)	$(814,197)

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
Equity and Bond (Number of Shares)
Shares sold	271,732	206,394	44,839	212,326	14,558	77,584
Dividends reinvested	22,482	31,955	2,797	5,555	4,176	6,104
Shares redeemed	(374,327)	(690,486)	(311,281)	(574,690)	(127,254)	(246,742)
Net decrease in shares outstanding	(80,113)	(452,137)	(263,645)	(356,809)	(108,520)	(163,054)

Equity and Bond ($)
Shares sold	$3,516,483	$2,612,580	$629,894	$2,905,920	$180,077	$945,085
Dividends reinvested	292,201	406,731	39,217	76,561	51,751	74,314
Shares redeemed	(4,872,003)	(8,744,367)	(4,342,693)	(7,846,198)	(1,577,977)	(2,975,674)
Net decrease	$(1,063,319)	$(5,725,056)	$(3,673,582)	$(4,863,717)	$(1,346,149)	$(1,956,275)

	Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Equity and Bond (Number of Shares)
Shares sold	3,115	3,475
Dividends reinvested	100	296
Shares redeemed	(5,376)	(20,797)
Net decrease in shares outstanding	(2,161)	(17,026)

Equity and Bond ($)
Shares sold	$40,672	$43,824
Dividends reinvested	1,294	3,746
Shares redeemed	(69,871)	(263,639)
Net decrease	$(27,905)	$(216,069)

66

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
Real Estate (Number of Shares)
Shares sold	1,535,848	2,672,995	72,420	120,324	20,079	79,409
Dividends reinvested	72,988	240,016	2,971	16,271	1,543	17,279
Shares redeemed	(470,959)	(312,442)	(30,725)	(57,761)	(43,653)	(125,197)
Net increase (decrease) in shares outstanding	1,137,877	2,600,569	44,666	78,834	(22,031)	(28,509)

Real Estate ($)
Shares sold	$24,245,488	$37,474,130	$1,149,872	$1,684,252	$329,293	$1,123,254
Dividends reinvested	1,156,477	3,364,258	47,148	228,441	25,208	248,472
Shares redeemed	(7,331,075)	(4,373,486)	(486,635)	(814,232)	(711,715)	(1,817,293)
Net increase (decrease)	$18,070,890	$36,464,902	$710,385	$1,098,461	$(357,214)	$(445,567)

	Class I Shares		Class O
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	September 15, 2004(1) to May 31, 2005
Real Estate (Number of Shares)
Shares sold	922,815	1,805,989	708,056	1,203,117
Dividends reinvested	124,057	813,054	15,643	23,737
Shares redeemed	(1,098,313)	(4,501,141)	(426,213)	(395,985
Shares redeemed in-kind	—	(855,950)	—	—
Net increase (decrease) in shares outstanding	(51,441)	(2,738,048)	297,486	830,869

Real Estate ($)
Shares sold	$15,248,855	$26,036,921	$11,222,741	$17,120,666
Dividends reinvested	2,053,823	11,863,991	247,806	334,216
Shares redeemed	(18,009,551)	(65,604,769)	(6,686,397)	(5,586,094)
Shares redeemed in-kind	—	(12,899,167)	—	—
Net increase (decrease)	$(706,873)	$(40,603,024)	$4,784,150	$11,868,788

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
LargeCap Growth (Number of Shares)
Shares sold	684,921	3,644,997	229,082	1,124,070	219,012	958,053
Dividends reinvested	—	146,396	—	111,849	—	49,054
Shares redeemed	(1,154,961)	(3,636,558)	(1,030,315)	(1,920,175)	(553,266)	(1,057,805)
Net increase (decrease) in shares outstanding	(470,040)	154,835	(801,233)	(684,256)	(334,254)	(50,698)

LargeCap Growth ($)
Shares sold	$12,575,725	$63,972,065	$4,060,837	$19,164,793	$3,862,381	$16,165,467
Dividends reinvested	—	2,601,451	—	1,933,935	—	845,684
Shares redeemed	(21,153,716)	(63,093,074)	(18,311,087)	(32,423,831)	(9,822,080)	(17,832,172)
Net increase (decrease)	$(8,577,991)	$3,480,442	$(14,250,250)	$(11,325,103)	$(5,959,699)	$(821,021)

(1) Commencement of operations.

67

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	132,470	431,875	11,073	47,315
Dividends reinvested	—	66,417	—	7,030
Shares redeemed	(151,223)	(348,951)	(41,090)	(268,176)
Net increase (decrease) in shares outstanding	(18,753)	149,341	(30,017)	(213,831)

LargeCap Growth ($)
Shares sold	$2,514,478	$7,799,272	$209,078	$854,019
Dividends reinvested	—	1,216,755	—	128,161
Shares redeemed	(2,861,281)	(6,288,069)	(775,972)	(4,787,745)
Net increase (decrease)	$(346,803)	$2,727,958	$(566,894)	$(3,805,565)

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005

MidCap Opportunities (Number of Shares)
Shares sold	820,946	1,653,655	92,044	330,659	46,670	142,087
Shares redeemed	(1,377,344)	(3,589,399)	(2,213,693)	(5,628,788)	(1,053,670)	(3,341,815)
Net decrease in shares outstanding	(556,398)	(1,935,744)	(2,121,649)	(5,298,129)	(1,007,000)	(3,199,728)

MidCap Opportunities ($)
Shares sold	$11,245,095	$20,443,482	$1,196,717	$3,927,636	$606,635	$1,663,378
Shares redeemed	(18,807,193)	(44,171,966)	(28,796,237)	(66,452,972)	(13,580,990)	(39,158,419)
Net decrease	$(7,562,098)	$(23,728,484)	$(27,599,520)	$(62,525,336)	$(12,974,355)	$(37,495,041)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	24,271	100,583	798	4,452
Shares redeemed	(15,659)	(87,970)	(40,527)	(45,376)
Net increase (decrease) in shares outstanding	8,612	12,613	(39,729)	(40,924)

MidCap Opportunities ($)
Shares sold	$338,732	$1,283,850	$10,983	$54,226
Shares redeemed	(218,189)	(1,137,696)	(565,745)	(550,288)
Net increase (decrease)	$120,543	$146,154	$(554,762)	$(496,062)

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
SmallCap Opportunities (Number of Shares)
Shares sold	450,111	1,150,994	26,170	73,681	54,568	38,128
Shares redeemed	(753,601)	(2,002,230)	(551,575)	(1,847,128)	(293,870)	(836,216)
Net decrease in shares outstanding	(303,490)	(851,236)	(525,405)	(1,773,447)	(239,302)	(798,088)

SmallCap Opportunities ($)
Shares sold	$11,751,839	$26,511,083	$619,231	$1,560,259	$1,342,548	$797,289
Shares redeemed	(19,451,484)	(46,131,710)	(13,088,220)	(39,147,390)	(6,905,919)	(17,817,574)
Net decrease	$(7,699,645)	$(19,620,627)	$(12,468,989)	$(37,587,131)	$(5,563,371)	$(17,020,285)

68

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	72,222	163,102	114	—
Shares redeemed	(42,121)	(129,421)	(1,872)	(10,556)
Net increase (decrease) in shares outstanding	30,101	33,681	(1,758)	(10,556)

SmallCap Opportunities ($)
Shares sold	$1,895,146	$3,862,236	$2,838	$—
Shares redeemed	(1,096,007)	(3,055,561)	(49,384)	(240,386)
Net increase (decrease)	$799,139	$806,675	$(46,546)	$(240,386)

	Class A Shares		Class B Shares		Class C Shares
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005	2005	2005
LargeCap Value (Number of Shares)
Shares sold	583,731	1,928,832	105,551	680,221	170,746	824,172
Dividends reinvested	—	16,396	—	5,318	—	6,765
Shares redeemed	(294,834)	(277,874)	(133,784)	(125,461)	(146,411)	(108,362)
Net increase (decrease) in shares outstanding	288,897	1,667,354	(28,233)	560,078	24,335	722,575

LargeCap Value ($)
Shares sold	$6,077,472	$19,233,492	$1,007,336	$6,741,511	$1,787,026	$8,149,480
Dividends reinvested	—	169,247	—	54,681	—	69,674
Shares redeemed	(3,069,692	(2,791,261)	(1,288,651)	(1,256,388)	(1,518,320)	(1,073,378)
Net increase (decrease)	$3,007,780	$16,611,478	$(281,315)	$5,539,804	$268,706	$7,145,776

	Class I Shares
	Six Months Ended November 30, 2005	August 2, 2004(1) to May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	—	269,470
Dividends reinvested	—	472
Net increase in shares outstanding	—	269,942

LargeCap Value ($)
Shares sold	$—	$2,620,312
Dividends reinvested	—	5,023
Net increase	$—	$2,625,335

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	500,414	1,657,369	77,736	226,531	19,497	64,507
Dividends reinvested	220,004	320,325	2,708	7,431	428	1,938
Shares redeemed	(2,188,939)	(5,070,229)	(834,773)	(2,030,048)	(78,873)	(606,386)
Net decrease in shares outstanding	(1,468,521)	(3,092,535)	(754,329)	(1,796,086)	(58,948)	(539,941)

MagnaCap ($)
Shares sold	$5,628,406	$17,606,524	$848,808	$2,337,914	$211,967	$670,241
Dividends reinvested	2,514,530	3,397,764	29,631	74,454	4,685	19,427
Shares redeemed	(24,636,645)	(54,235,720)	(9,073,061)	(20,941,729)	(856,687)	(6,330,142)
Net decrease	$(16,493,709)	$(33,231,432)	$(8,194,622)	$(18,529,361)	$(640,035)	$(5,640,474)

(1) Commencement of operations.

69

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class M Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	17,517	287,655	1,474	2,866
Dividends reinvested	2,699	2,207	1,131	1,681
Shares redeemed	(23,505)	(62,608)	(70,781)	(146,040)
Net increase (decrease) in shares outstanding	(3,289)	227,254	(68,176)	(141,493)

MagnaCap ($)
Shares sold	$195,760	$3,019,036	$15,935	$30,143
Dividends reinvested	30,595	23,921	12,786	17,445
Shares redeemed	(263,771)	(678,262)	(794,426)	(1,544,972)
Net increase (decrease)	$(37,416)	$2,364,695	$(765,705)	$(1,497,384)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	80,245	5,114,273	7,765	1,232,983	12,266	2,022,716
Dividends reinvested	—	384,981	—	214,520	—	213,558
Shares redeemed	(1,280,061)	(4,131,796)	(521,934)	(982,927)	(789,639)	(1,116,536)
Net increase (decrease) in shares outstanding	(1,199,816)	1,367,458	(514,169)	464,576	(777,373)	1,119,738

MidCap Value ($)
Shares sold	$903,746	$58,408,030	$88,527	$13,972,822	$137,214	$22,877,087
Dividends reinvested	—	4,301,663	—	2,360,063	—	2,349,128
Shares redeemed	(14,418,873)	(45,656,579)	(5,724,099)	(10,661,218)	(8,750,901)	(12,117,251)
Net increase (decrease)	$(13,515,127)	$17,053,114	$(5,635,572)	$5,671,667	$(8,613,687)	$13,108,964

	Class I Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	11,676	5,146	—	—
Dividends reinvested	—	13,621	—	135
Shares redeemed	(66,739)	(21,922)	(609)	—
Net increase (decrease) in shares outstanding	(55,063)	(3,155)	(609)	135

MidCap Value ($)
Shares sold	$135,924	$57,418	$—	$—
Dividends reinvested	—	153,787	—	1,507
Shares redeemed	(747,002)	(248,525)	(7,111)	—
Net increase (decrease)	$(611,078)	$(37,320)	$(7,111)	$1,507

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 7, 2005(1) to May 31, 2005
MidCap Value Choice (Number of Shares)
Shares sold	1,026,374	366,818	199,955	119,954	667,393	202,489
Shares redeemed	(36,799)	(5,897)	(20,547)	(8,699)	(20,414)	(44)
Net increase in shares outstanding	989,575	360,921	179,408	111,255	646,979	202,445

MidCap Value Choice ($)
Shares sold	$11,160,537	$3,683,883	$2,172,270	$1,205,214	$7,193,247	$2,013,681
Shares redeemed	(405,587)	(58,380)	(219,460)	(85,553)	(222,717)	(437)
Net increase	$10,754,950	$3,625,503	$1,952,810	$1,119,661	$6,970,530	$2,013,244

(1) Commencement of operations.

70

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

Class I Shares
September 16, 2005(1) to November 30, 2005
MidCap Value Choice (Number of Shares)
Shares sold	201,529
Net increase in shares outstanding	201,529

MidCap Value Choice ($)
Shares sold	$2,276,772
Net increase	$2,276,772

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	111,210	5,230,307	2,306	765,833	7,755	1,882,329
Dividends reinvested	—	324,889	—	98,206	—	137,839
Shares redeemed	(1,815,613)	(2,737,178)	(342,911)	(401,226)	(728,202)	(830,191)
Net increase (decrease) in shares outstanding	(1,704,403)	2,818,018	(340,605)	462,813	(720,447)	1,189,977

SmallCap Value ($)
Shares sold	$1,484,951	$69,819,490	$30,030	$10,174,122	$101,163	$24,899,975
Dividends reinvested	—	4,280,838	—	1,271,765	—	1,783,641
Shares redeemed	(24,374,167)	(35,961,144)	(4,484,754)	(5,088,317)	(9,528,235)	(10,607,956)
Net increase (decrease)	$(22,889,216)	$38,139,184	$(4,454,724)	$6,357,570	$(9,427,072)	$16,075,660

	Class A Shares		Class Q Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	1,417	206	—	370
Dividends reinvested	—	2,052	—	303
Shares redeemed	(465)	(2,509)	—	—
Net increase (decrease) in shares outstanding	952	(251)	—	673

SmallCap Value ($)
Shares sold	$20,000	$2,810	$—	$5,000
Dividends reinvested	—	27,225	—	4,047
Shares redeemed	(5,892)	(32,358)	—	—
Net increase (decrease)	$14,108	$(2,323)	$—	$9,047

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 1, 2005(1) to May 31, 2005	Six Months Ended November 30, 2005	February 2, 2005(1) to May 31, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	641,885	452,026	62,027	61,887	198,630	161,297
Shares redeemed	(89,871)	(36,482)	(18,605)	—	(20,740)	(2,662)
Net increase in shares outstanding	552,014	415,544	43,422	61,887	177,890	158,635

SmallCap Value Choice ($)
Shares sold	$6,592,719	$4,431,614	$648,967	$599,786	$2,067,606	$1,567,540
Shares redeemed	(940,796)	(340,176)	(196,059)	—	(217,614)	(26,683)
Net increase	$5,651,923	$4,091,438	$452,908	$599,786	$1,849,992	$1,540,857

(1) Commencement of operations.

71

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

Class I Shares
June 6, 2005(1) to November 30, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	56,262
Shares redeemed	(268)
Net increase in shares outstanding	55,994

SmallCap Value Choice ($)
Shares sold	$571,152
Shares redeemed	(2,941)
Net increase	$568,211

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2005, the Funds had securities on loan with the following market values:

	Value of Securities	Value of
	Loaned	Collateral
Convertible	$27,316,239	$28,047,345
LargeCap Growth	65,420,296	67,516,273
MidCap Opportunities	63,015,280	64,263,537
SmallCap Opportunities	37,733,744	38,543,719
MagnaCap	33,715,926	34,582,823
MidCap Value	31,253,978	32,728,403
SmallCap Value	30,549,542	32,464,344

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2005	Year Ended May 31, 2005
	Ordinary Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
Convertible	$1,990,710	$3,918,082	$—	$—
Equity and Bond	465,300	734,640	—	—
Real Estate	4,057,645	14,384,321	8,486,213	—
LargeCap Growth	—	5,873,150	—	2,601,959
LargeCap Value	—	431,375	—	—
MagnaCap	2,815,413	4,063,152	—	—
MidCap Value	—	6,754,843	5,232,768	—
SmallCap Value	—	4,253,596	5,445,567	—

(1) Composition of dividends and distributions presented herein differ from final amounts based of the Fund’s tax year-end of December 31, 2004.

72

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

				Post
	Undistributed	Undistributed Long Term	Unrealized Appreciation/	October Losses	Capital Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates
Convertible	$974,914	$—	$(190,267)	$—	$(55,590,717)	2010
					(15,497,042)	2011
					$(71,087,759)
Equity and Bond	116,918	—	2,889,064	—	$(506,406)	2010
					(4,569,236)	2011
					(8,878,255)	2012
					$(13,953,897)
Real Estate(1)	—	3,357,328	57,782,259	—	$—
LargeCap Growth	—	—	47,552,637	(1,229,657)	$(129,467,771)	2009
					(140,176,886)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					$(387,748,163)*
MidCap Opportunities	—	—	76,285,951	—	$(108,920,284)	2008
					(85,637,489)	2009
					(21,217,297)	2010
					(9,824,346)	2011
					$(225,599,416)*
SmallCap Opportunities	—	—	51,684,673	—	$(45,566,046)	2009
					(106,886,756)	2010
					(167,319,499)	2011
					$(319,772,301)*
LargeCap Value	1,828,601	102,032	(314,007)	—	$—
MagnaCap	1,047,605	—	42,511,008	—	$(2,643,213)	2009
					(29,034,094)	2010
					(54,622,208)	2012
					$(86,299,515)
MidCap Value	7,540,219	5,335,877	(14,472,352)	—	$—
MidCap Value Choice	53,268	—	(61,235)	—	$—
SmallCap Value	13,801,588	6,729,717	(17,010,956)	—	$—
SmallCap Value Choice	28,711	—	(144,900)	—	$—

* Utilization of these capital losses is subject to annual limitations under Section 382 of The Internal Revenue Code.

(1) As of the Fund’s tax year ended December 31, 2004.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

		Shares/	Initial			Percent
		Principal	Acquisition			of Net
Fund	Security	Amount	Date	Cost	Value	Assets
Convertible	Winstar Communications, Inc.	51,932	11/6/98	$2,364,096	$5	0.00%
Equity and Bond	Alpine III, 4.882%, due 8/16/14	13,000	10/17/05	$13,032	$13,037	0.00%
	Alpine III, 5.290%, due 8/16/14	13,000	10/17/05	13,032	13,036	0.00%
	Alpine III, 7.090%, due 8/16/14	20,000	10/17/05	20,049	20,097	0.00%
	Alpine III, 10.340%, due 8/16/14	35,000	10/17/05	35,777	36,006	0.00%
	Dayton Superior Corp., expires 6/15/09	400	8/31/01	7,446	4	0.00%
	North Atlantic Trading Co., Inc.	1,209	5/4/04	12	1	0.00%
	Winstar Communications, Inc., 12.750%, due 4/15/10	500,000	1/10/01	386,500	50	0.00%
				$475,848	$82,231	0.00%

73

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 14 — SUBSEQUENT EVENT

On November 29, 2005, the shareholders of ING Equity and Bond Fund approved the reorganization with and merger into the ING Balanced Fund. The reorganization was completed on December 2, 2005. Accordingly, the ING Equity and Bond Fund is no longer offering its shares.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific

74

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (Unaudited) (Continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

75

Ing Convertible Fund	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 6.8%
		Advertising: 0.0%
30,000	@,L	Dean Foods Co.	$1,145,700
6,000	@,L	TreeHouse Foods, Inc.	118,320
			1,264,020
		Healthcare-Services: 0.6%
12,000	@	WellPoint, Inc.	921,960
			921,960
		Investment Companies: 3.0%
35,000		SPDR Trust Series 1	4,389,350
			4,389,350
		Miscellaneous Manufacturing: 0.9%
36,000		General Electric Co.	1,285,920
			1,285,920
		Retail: 0.6%
18,000		Wal-Mart Stores, Inc.	874,080
			874,080
		Software: 0.9%
61,500	@	Open Solutions, Inc.	1,362,840
			1,362,840
		Total Common Stock (Cost $7,303,093)	10,098,170
PREFERRED STOCK: 27.4%
		Advertising: 0.5%
20,000		Interpublic Group of Cos., Inc.	721,400
			721,400
		Auto Manufacturers: 1.2%
85,000	C	General Motors Corp.	1,844,500
			1,844,500
		Chemicals: 0.9%
29,700		Huntsman Corp.	1,283,931
			1,283,931
		Diversified Financial Services: 2.1%
95,000	@	Citigroup Funding, Inc.	3,158,560
			3,158,560
		Electric: 1.6%
1,920	#,C	NRG Energy, Inc.	2,356,800
			2,356,800
		Food: 0.8%
50,000		Albertson’s, Inc.	1,165,500
			1,165,500
		Gas: 1.2%
9,500	L,C	SEMCO Energy, Inc	1,831,125
			1,831,125
		Insurance: 7.6%
35,000		Hartford Financial Services Group, Inc.	2,761,850
47,500	@@	IPC Holdings Ltd.	1,353,750
70,000	@@	Reinsurance Group of America	4,208,750
118,000	C	Travelers Property Casualty Corp.	2,980,680
			11,305,030

Shares			Value
		Media: 0.7%
25,000	@,C	Comcast Corp.	$1,062,500
			1,062,500
		Mining: 1.5%
1,900		Freeport-McMoRan Copper & Gold, Inc.	2,156,263
			2,156,263
		Oil and Gas: 3.1%
35,000	#	Chesapeake Energy Corp.	4,571,875
			4,571,875
		Packaging and Containers: 0.3%
10,800	C	Owens-Illinois, Inc.	394,200
			394,200
		Real Estate Investment Trusts: 1.3%
83,000		FelCor Lodging Trust, Inc.	1,983,700
			1,983,700
		Retail: 0.8%
52,800		Rite Aid Corp.	1,152,096
			1,152,096
		Savings and Loans: 1.2%
39,200		Sovereign Capital Trust	1,773,800
			1,773,800
		Software: 1.3%
2,000	C	Lucent Technologies Capital Trust I	1,932,750
			1,932,750
		Sovereign: 1.3%
20	C	Fannie Mae	1,846,195
			1,846,195
		Telecommunications: 0.0%
51,932	@,X,**,C,I	Winstar Communications, Inc.	5
			5
		Total Preferred Stock
		(Cost $40,522,796)	40,540,230

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 63.2%
		Advertising 1.5%
$2,000,000	L	Lamar Advertising Co., 2.875%, due 12/31/10	2,147,500
			2,147,500
		Aerospace/Defense: 5.1%
1,900,000	C	EDO Corp., 4.000%, due 11/15/25	1,921,375
2,850,000	#,C	L-3 Communications Corp., 3.000%, due 08/01/35	2,785,875
3,460,000	C	Spacehab, Inc., 8.000%, due 10/15/07	2,906,399
			7,613,649
		Auto Parts and Equipment: 1.2%
4,000,000	C	Lear Corp., 4.860%, due 02/20/22	1,730,000
			1,730,000

See Accompanying Notes to Financial Statements

76

Ing Convertible Fund	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Biotechnology: 1.9%
$2,793,000	C,L	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	$2,772,053
			2,772,053
		Building Materials: 0.7%
1,500,000	@@,C	Holcim Capital Corp., Ltd.	1,039,889
			1,039,889
		Chemicals: 0.5%
960,000		Hercules, Inc., 6.500%, due 06/30/29	710,400
			710,400
		Commercial Services: 2.5%
1,190,000	#,C	Euronet Worldwide, Inc., 3.500%, due 10/15/25	1,146,863
2,500,000	#,C,L	Euronet Worldwide, Inc., 1.625%, due 12/15/24	2,487,500
			3,634,363
		Diversified Financial Services: 2.5%
980,000	@@,#,L	AngloGold Holdings PLC, 2.375%, due 02/27/09	988,575
2,870,000	C,L	Ocwen Financial Corp., 3.250%, due 08/01/24	2,665,513
			3,654,088
		Electric: 1.6%
2,000,000	C	Centerpoint Energy, Inc., 3.750%, due 05/15/23	2,415,000
			2,415,000
		Electronics: 0.9%
1,500,000	@@,L	Flextronics Intl. Ltd., 1.000%, due 08/01/10	1,359,375
			1,359,375
		Engineering and Construction: 1.5%
2,000,000	@@	ABB Intl. Finance Ltd., 4.625%, due 05/16/07	2,215,000
			2,215,000
		Entertainment: 2.2%
2,500,000	C	International Game Technology, .000%, due 01/29/33	1,640,625
1,500,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	1,693,125
			3,333,750
		Healthcare-Products: 2.0%
2,900,000	C,L	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	2,968,875
			2,968,875
		Internet: 1.3%
2,000,000	C	Amazon.Com, Inc., 4.750%, due 02/01/09	1,932,500
			1,932,500
		Leisure Time: 2.1%
2,000,000	@@,C,L	Carnival Corp., 1.132%, due 04/29/33	1,650,000
2,000,000	@@,C,L	Royal Caribbean Cruises Ltd., .000%, due 05/18/21	1,455,000
			3,105,000

Principal Amount			Value
		Lodging: 0.8%
$1,000,000	C	Starwood Hotels & Resorts Worldwide, Inc., 3.500%, due 05/16/23	$1,227,500
			1,227,500
		Media: 5.3%
2,460,000	L	Citadel Broadcasting Corp., 1.875%, due 02/15/11	1,891,125
4,000,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	3,914,999
2,000,000	C	Liberty Media Corp., 3.500%, due 01/15/31	2,107,500
			7,913,624
		Mining: 1.9%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	2,845,994
			2,845,994
		Miscellaneous Manufacturing: 1.7%
2,000,000	@@,C	Tyco Intl. Group SA, 2.750%, due 01/15/18	2,512,500
			2,512,500
		Oil and Gas: 1.6%
1,998,000	C	Devon Energy Corp., 4.900%, due 08/15/08	2,327,670
			2,327,670
		Oil and Gas Services: 2.6%
2,000,000	C,L	Cooper Cameron Corp., 1.500%, due 05/15/24	2,547,500
1,000,000	@@,C	Schlumberger Ltd., 2.125%, due 06/01/23	1,288,750
			3,836,250
		Packaging and Containers: 1.3%
2,000,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	1,955,000
			1,955,000
		Pharmaceuticals: 5.5%
2,500,000	C,L	Abgenix, Inc., 1.750%, due 12/15/11	2,996,874
1,920,000	C	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	1,608,000
1,920,000	#,C	Isolagen, Inc., 3.500%, due 11/01/24	1,024,800
3,000,000	C	NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	2,595,000
			8,224,674
		Real Estate Investment Trusts: 1.4%
1,900,000	C	Vornado Realty LP, 3.875%, due 04/15/25	2,025,875
			2,025,875
		Retail: 3.5%
3,000,000	C,L	Costco Wholesale Corp., .000%, due 08/19/17	3,416,250
2,500,000	C,L	Dick’s Sporting Goods, Inc., 1.606%, due 02/18/24	1,796,875
			5,213,125
		Semiconductors: 2.9%
2,000,000	C	Cypress Semiconductor Corp., 1.250%, due 06/15/08	2,345,000

See Accompanying Notes to Financial Statements

77

Ing Convertible Fund	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Semiconductors (continued)
$3,000,000	C	Pixelworks, Inc., 1.750%, due 05/15/24		$1,987,500
				4,332,500
		Software: 1.3%
3,690,000	#,+,C,L	Open Solutions, Inc., 1.467%, due 02/02/35		1,923,413
				1,923,413
		Telecommunications: 2.5%
2,000,000	C	Ciena Corp, 3.750%, due 02/01/08		1,820,000
1,980,000	C,L	RF Micro Devices, Inc., 1.500%, due 07/01/10		1,853,775
				3,673,775
		Transportation: 3.4%
3,000,000	@@,C	OMI Corp., 2.875%, due 12/01/24		2,808,750
1,500,000	C	Yellow Roadway Corp., 5.000%, due 08/08/23		2,291,250
				5,100,000
		Total Convertible Corporate Bonds (Cost $92,464,455)		93,743,342
		Total Long-Term Investments (Cost $140,290,344)		144,381,742
SHORT-TERM INVESTMENTS: 21.5%
		Repurchase Agreement: 2.6%
3,870,000		Morgan Stanley Repurchase
		Agreement dated 11/30/05, 4.020%, due 12/01/05, $3,870,432 To be received upon repurchase (Collateralized by $12,880,000 Resolution Funding Corporation, 8.875%, Market Value plus accrued interest $3,947,462, due 12/01/05)		3,870,000
		Total Repurchase Agreement (Cost $3,870,000)		3,870,000
		Securities Lending Collateralcc: 18.9%
28,047,345		The Bank of New York Institutional Cash Reserves Fund		28,047,345
		Total Securities Lending Collateral (Cost $28,047,345)		28,047,345
		Total Short-Term Investments (Cost $31,917,345)		31,917,345
		Total Investments In Securities (Cost $172,207,689)*	118.9%	$176,299,087
		Other Assets and Liabilities-Net	(18.9)	(27,987,565)
		Net Assets	100.0%	$148,311,522

@                                    Non-income producing security

@@                        Foreign issuer

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at November 30, 2005

**                                  Defaulted security

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Trustees.

*                                         Cost for federal income tax purposes is $172,306,156. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,119,275
Gross Unrealized Depreciation	(9,126,344)
Net Unrealized Appreciation	$3,992,931

See Accompanying Notes to Financial Statements

78

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 59.0%
		Aerospace/Defense: 1.2%
11,650		United Technologies Corp.	$627,236
			627,236
		Agriculture: 1.5%
11,185		Altria Group, Inc.	814,156
			814,156
		Apparel: 0.4%
2,680		Nike, Inc.	228,604
			228,604
		Banks: 2.6%
7,215		Bank of America Corp.	331,096
1,680		City National Corp.	122,690
8,095		U.S. Bancorp	245,117
11,210		Wells Fargo & Co.	704,549
			1,403,452
		Beverages: 0.6%
5,490		PepsiCo, Inc.	325,008
			325,008
		Biotechnology: 1.1%
7,195	@	Amgen, Inc.	582,291
			582,291
		Building Materials: 0.8%
10,750		American Standard Cos., Inc.	409,360
			409,360
		Chemicals: 0.7%
5,610		Dow Chemical Co.	253,852
2,250		E.I. du Pont de Nemours & Co.	96,188
			350,040
		Computers: 1.5%
22,410	@	EMC Corp.	312,171
5,585		International Business Machines Corp.	496,507
			808,678
		Cosmetics/Personal Care: 2.4%
10,870		Avon Products, Inc.	297,295
5,020		Colgate-Palmolive Co.	273,690
12,352		Procter & Gamble Co.	706,411
			1,277,396
		Distribution/Wholesale: 0.9%
11,370	@	Wesco Intl., Inc.	474,698
			474,698
		Diversified Financial Services: 5.9%
6,820		Capital One Financial Corp.	566,469
22,405		Citigroup, Inc.	1,087,762
15,610		Countrywide Financial Corp.	543,384
3,350		Goldman Sachs Group, Inc.	432,016
3,830		Merrill Lynch & Co., Inc.	254,389
4,290		Morgan Stanley	240,369
1,209	@,I	North Atlantic Trading Co., Inc.	1
			3,124,390
		Electric: 0.5%
4,200		Public Service Enterprise Group, Inc.	$263,424
			263,424
		Electronics: 1.4%
18,690	@	Jabil Circuit, Inc.	619,013
3,000	@	Thomas & Betts Corp.	120,120
			739,133
		Food: 0.4%
7,480		McCormick & Co., Inc.	233,526
			233,526
		Healthcare-Products: 2.5%
4,110		Baxter Intl., Inc.	159,838
13,615		Johnson & Johnson	840,727
6,585		Medtronic, Inc.	365,928
			1,366,493
		Healthcare-Services: 1.1%
6,300	@	Health Net, Inc.	321,489
6,400	@	Triad Hospitals, Inc.	273,024
			594,513
		Insurance: 2.7%
8,150	@@	ACE Ltd.	452,324
6,205		American Intl. Group, Inc.	416,604
4,770		Lincoln National Corp.	247,945
7,515		St. Paul Travelers Cos., Inc.	349,673
			1,466,546
		Internet: 1.2%
4,500	@	eBay, Inc.	201,645
11,540	@	Yahoo!, Inc.	464,254
			665,899
		Investment Companies: 0.4%
7,020		Materials Select Sector SPDR Fund	208,283
			208,283
		Leisure Time: 0.5%
5,930		Royal Caribbean Cruises Ltd.	271,950
			271,950
		Lodging: 1.2%
7,240		Harrah’s Entertainment, Inc.	492,972
8,145		Hilton Hotels Corp.	178,538
			671,510
		Media: 2.0%
2,970	@	Cablevision Systems Corp.	70,270
28,180		Time Warner, Inc.	506,677
14,990		Viacom, Inc.	500,666
			1,077,613
		Miscellaneous Manufacturing: 3.5%
2,650		Cooper Industries Ltd.	192,761
6,630		Danaher Corp.	367,965
27,615		General Electric Co.	986,408
9,140		Roper Industries, Inc.	360,116
			1,907,250

See Accompanying Notes to Financial Statements

79

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas: 5.2%
11,790		ENSCO Intl., Inc.	$558,374
17,635		Exxon Mobil Corp.	1,023,360
4,240	@	Newfield Exploration Co.	196,142
6,350	@	Plains Exploration & Production Co.	269,240
5,860	@	Southwestern Energy Co.	199,650
12,150		XTO Energy, Inc.	494,384
			2,741,150
		Oil and Gas Services: 2.0%
5,430	@	Dresser-Rand Group, Inc.	120,383
7,750		Halliburton Co.	493,287
4,660		Schlumberger Ltd.	446,102
			1,059,772
		Pharmaceuticals: 4.3%
2,191	@	Gilead Sciences, Inc.	111,062
7,830	@	Medco Health Solutions, Inc.	420,080
38,800		Pfizer, Inc.	822,559
15,670	@@	Teva Pharmaceutical Industries Ltd. ADR	640,590
7,955		Wyeth	330,610
			2,324,901
		Retail: 2.9%
2,610		Abercrombie & Fitch Co.	160,045
12,600		CVS Corp.	340,452
8,245		Dollar General Corp.	155,913
6,510		Home Depot, Inc.	271,988
4,050		Tiffany & Co.	164,835
9,345		Wal-Mart Stores, Inc.	453,793
			1,547,026
		Semiconductors: 3.1%
19,685		Intel Corp.	525,196
15,790		Maxim Integrated Products, Inc.	577,124
58,365	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	559,137
			1,661,457
		Software: 2.6%
15,026	@	Activision, Inc.	199,996
19,415		Microsoft Corp.	537,990
52,320	@	Oracle Corp.	657,662
			1,395,648
		Telecommunications: 1.9%
18,840		Bellsouth Corp.	513,578
29,700	@	Cisco Systems, Inc.	520,938
			1,034,516
		Total Common Stock (Cost $29,732,421)	31,655,919
PREFERRED STOCK: 0.9%
		Banks: 0.2%
12	@,#	DG Funding Trust	129,414
			129,414
		Diversified Financial Services: 0.2%
3,000	@	Merrill Lynch & Co., Inc.	75,150
1,575	@	National Rural Utilities Cooperative Finance Corp.	35,296
			110,446
		Insurance: 0.4%
3,236	@,@@	Aegon NV	$79,314
1,000	@,@@	Aegon NV – Series 1	25,344
3,800	@	Metlife, Inc.	95,683
			200,341
		Telecommunications: 0.1%
39	@,@@,#	Centaur Funding Corp.	49,847
			49,847
		Total Preferred Stock (Cost $497,835)	490,048
WARRANTS: 0.0%
		Building Materials: 0.0%
400	@,#,I,X	Dayton Superior Corp., expires 06/15/09	4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 9.3%
		Airlines: 0.0%
$12,415		United AirLines, Inc., 6.602%, due 03/01/15	12,294
			12,294
		Banks: 2.3%
60,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	51,278
54,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	59,872
48,000	@@,#	Banco Santander Chile/Pre-merger with Banco Santiago SA, 4.148%, due 12/09/09	47,898
30,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	25,963
40,000	@@,C	Bank of Nova Scotia, 4.250%, due 08/31/85	33,736
10,000	@@	Bank of Scotland, 3.750%, due 11/30/49	8,650
6,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	6,385
28,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	27,472
54,000	@@,#,C	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	52,025
27,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	28,108
40,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	33,700
42,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	50,305
22,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	23,323
36,000	@@,#	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	35,599
96,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	95,342
90,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	75,599

See Accompanying Notes to Financial Statements

80

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Banks (continued)
$45,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	$42,803
50,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	43,389
44,000	#,C	M & T Bank Corp., 3.850%, due 04/01/13	42,910
32,000	C	Mellon Capital I, 7.720%, due 12/01/26	33,971
30,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	32,389
40,000	@@,C	National Australia Bank Ltd., 4.525%, due 10/29/49	34,063
37,000		PNC Funding Corp., 4.500%, due 03/10/10	36,219
23,000	+,#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	22,353
100,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	86,880
40,000	@@,C	Societe Generale, 4.656%, due 11/29/49	34,239
40,000	@@,C	Standard Chartered PLC, 4.750%, due 07/29/49	32,200
80,000	@@,C	Standard Chartered PLC, 4.875%, due 11/29/49	64,600
46,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	48,646
7,000		Wachovia Corp., 5.500%, due 08/01/35	6,661
40,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	33,536
			1,250,114
		Beverages: 0.1%
52,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	61,360
			61,360
		Chemicals: 0.2%
13,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	13,092
10,000		Stauffer Chemical, 5.330%, due 04/15/10	7,969
30,000		Stauffer Chemical, 7.770%, due 04/15/17	15,819
89,000		Union Carbide Corp., 7.750%, due 10/01/96	93,610
			130,490
		Commercial Services: 0.2%
100,000	C	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 2.7%
13,000	@@,#,I	Alpine III, 4.882%, due 08/16/14	13,037
13,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	13,036
20,000	@@,#,I	Alpine III, 7.090%, due 08/16/14	20,097
35,000	@@,#,I	Alpine III, 10.340%, due 08/16/14	36,006
15,612	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	15,804
28,000	@@,#,C	Arcel Finance Ltd., 6.361%, due 05/01/12	27,549
$28,770	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	$29,765
62,743	#	Astoria Depositor Corp., 7.902%, due 05/01/21	64,185
104,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	107,168
117,728	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	118,612
74,000	@@,#,C	BTM Curacao Holdings NV, 4.760%, due 07/21/15	72,431
45,000	C	Citigroup Capital II, 7.750%, due 12/01/36	47,430
61,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	64,805
30,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	24,300
42,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	42,146
66,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	59,701
124,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	111,807
39,000		Goldman Sachs Group, Inc., 4.070%, due 03/02/10	39,048
46,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	61,116
18,000		International Lease Finance Corp., 5.000%, due 04/15/10	17,848
37,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	39,144
39,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	41,661
87,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	86,041
35,000	@@,C	Paribas, 4.045%, due 12/31/49	30,163
28,000	@@,#,C	Petroleum Export Ltd/Cayman SPV, 4.623%, due 06/15/10	27,742
32,000	@@,#,C	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	31,674
86,543	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	86,248
14,000	C	Residential Capital Corp., 6.375%, due 06/30/10	14,126
14,000	C	Residential Capital Corp., 6.875%, due 06/30/15	14,679
300,000	#	Toll Road Investors Partnership II LP, 18.250%, due 02/15/45	36,324
48,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	52,057
			1,445,750
		Electric: 1.2%
68,026	C	CE Generation LLC, 7.416%, due 12/15/18	72,345
59,000	C	Consumers Energy Co., 4.250%, due 04/15/08	57,720
67,000	@@	Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	77,931
57,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	55,451
51,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	50,599

See Accompanying Notes to Financial Statements

81

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Electric (continued)
$43,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	$45,261
74,000	C	Firstenergy Corp., 7.375%, due 11/15/31	85,387
36,021	#,C	Juniper Generation LLC, 6.790%, due 12/31/14	35,071
36,000	@@,+	Korea Electric Power Corp., 0.610%, due 04/01/96	20,835
41,000	C	NorthWestern Corp., 5.875%, due 11/01/14	40,998
30,000	C	Potomac Edison Co., 5.000%, due 11/01/06	30,000
24,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	24,379
11,745		PPL Montana LLC, 8.903%, due 07/02/20	13,515
13,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	13,228
16,547	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	17,105
			639,825
		Food: 0.3%
15,000	C	Delhaize America, Inc., 8.050%, due 04/15/27	15,223
19,000	C	Delhaize America, Inc., 8.125%, due 04/15/11	20,629
67,000	C	Sara Lee Corp., 6.125%, due 11/01/32	62,424
62,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	63,121
			161,397
		Forest Products and Paper: 0.0%
27,000	C	Georgia-Pacific Corp./Timber Group, 7.250%, due 06/01/28	24,030
			24,030
		Gas: 0.1%
67,000	#,C	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	68,719
			68,719
		Home Builders: 0.0%
4,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	4,010
			4,010
		Insurance: 0.3%
59,000		AON Corp., 8.205%, due 01/01/27	67,937
30,000		Prudential Financial, Inc., 4.104%, due 11/15/06	29,793
66,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	71,338
			169,068
		Media: 0.1%
28,000	C	Comcast Corp., 5.650%, due 06/15/35	25,410
33,000	C	COX Communications, Inc., 6.850%, due 01/15/18	34,562
			59,972
		Mining: 0.1%
$31,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	$34,333
			34,333
		Multi-National: 0.1%
32,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	31,337
			31,337
		Oil and Gas: 0.5%
31,000	C	Amerada Hess Corp., 6.650%, due 08/15/11	33,311
30,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	28,538
21,000	@@,#	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	22,525
36,000	@@,+,C	Husky Oil Co., 8.900%, due 08/15/28	38,819
64,000	#,C	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	66,367
17,000	#	Pemex Project Funding Master Trust, 5.750%, due 12/15/15	16,724
52,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	51,240
38,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	38,665
			296,189
		Pharmaceuticals: 0.1%
38,000	#,C	AmerisourceBergen Corp., 5.625%, due 09/15/12	38,095
15,000	#,C	AmerisourceBergen Corp., 5.875%, due 09/15/15	15,150
			53,245
		Real Estate: 0.2%
42,000	C	EOP Operating LP, 7.750%, due 11/15/07	44,092
8,000	C	Liberty Property LP, 6.375%, due 08/15/12	8,388
40,000	C	Liberty Property LP, 7.750%, due 04/15/09	43,221
			95,701
		Real Estate Investment Trusts: 0.2%
35,000	C	Simon Property Group LP, 4.875%, due 03/18/10	34,430
55,000	C	Simon Property Group LP, 6.375%, due 11/15/07	56,301
			90,731
		Retail: 0.1%
48,000	C	May Department Stores Co., 3.950%, due 07/15/07	47,178
			47,178
		Savings and Loans: 0.1%
33,000	C	Great Western Financial, 8.206%, due 02/01/27	35,310
			35,310

See Accompanying Notes to Financial Statements

82

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.4%
$29,000	C	AT&T Corp., 9.750%, due 11/15/31	$35,815
39,000	C	BellSouth Corp., 4.200%, due 09/15/09	37,869
25,000	@@,+	Deutsche Telekom International Finance BV, 8.500%, due 06/15/10	27,856
14,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	16,137
22,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	21,983
30,000	@@,C	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	29,563
42,000	C	Verizon Global Funding Corp., 5.850%, due 09/15/35	39,917
500,000	**,C,I,X	Winstar Communications, Inc., 12.750%, due 04/15/10	50
			209,190
		Total Corporate Bonds/Notes (Cost $5,448,761)	5,020,243

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.8%

		Federal Home Loan Bank: 0.6%
230,000		3.250%, due 12/17/07	223,625
110,000		4.125%, due 10/19/07	108,902
			332,527
		Federal Home Loan Mortgage Corporation: 4.1%
119,000		3.875%, due 06/15/08	116,687
121,000		4.000%, due 08/17/07	119,676
194,493	C	4.500%, due 12/15/16	191,674
99,000	C	4.500%, due 02/15/20	93,059
221,000		4.625%, due 12/19/08	220,502
125,798	C	5.000%, due 08/15/16	124,382
36,000	C	5.000%, due 05/15/20	35,277
126,084	C	5.000%, due 08/15/21	125,171
107,000	C	5.000%, due 04/15/23	101,987
20,593		5.038%, due 04/01/35	20,194
69,342		5.223%, due 06/01/35	68,350
93,674	C	5.500%, due 11/15/18	94,483
54,000		5.500%, due 12/15/18	54,236
18,000		5.500%, due 12/15/33	17,753
91,000		5.875%, due 03/21/11	94,718
67,216		6.000%, due 04/01/14	68,555
540,707	C	6.000%, due 01/15/29	550,122
129,926		6.500%, due 12/01/31	133,236
			2,230,062
		Federal National Mortgage Association: 7.9%
225,000		3.875%, due 07/15/08	220,651
70,000		4.250%, due 09/15/07	69,496
15,000		4.500%, due 12/15/18	14,503
47,371		4.639%, due 08/01/35	46,525
141,000	C	4.750%, due 12/25/42	140,407
116,009		4.821%, due 08/01/35	114,436
1,276,000		5.000%, due 12/15/35	1,227,753
59,897		5.107%, due 07/01/35	59,001
171,533		5.150%, due 09/01/35	171,063
115,000		5.250%, due 08/01/12	116,053
$52,333		5.309%, due 08/01/35	$51,734
39,070		5.500%, due 12/15/19	39,241
88,226		5.500%, due 11/01/32	87,167
321,817		5.500%, due 11/01/33	317,870
143,927		6.000%, due 08/01/16	147,108
50,991		6.000%, due 10/01/18	52,119
304,859		6.000%, due 07/25/29	310,137
154,698		6.000%, due 04/25/31	158,195
307,000		6.000%, due 12/15/34	308,820
377,000		6.500%, due 12/15/35	386,071
105,000		6.625%, due 11/15/10	113,399
22,403		7.500%, due 09/01/30	23,540
58,646	C	7.500%, due 01/25/48	60,973
			4,236,262
		Government National Mortgage Association: 0.2%
105,462		6.500%, due 06/15/29	109,784
			109,784
		Total U.S. Government Agency Obligations (Cost $6,968,096)	6,908,635

U.S. TREASURY OBLIGATIONS: 10.0%

		U.S. Treasury Bonds: 3.1%
888,000		5.375%, due 02/15/31	975,968
195,000		6.000%, due 02/15/26	224,837
181,000		7.250%, due 05/15/16	219,943
162,000		9.250%, due 02/15/16	222,598
			1,643,346
		U.S. Treasury Notes: 6.7%
142,000		4.250%, due 11/30/07	141,590
1,391,000	S	4.250%, due 10/15/10	1,379,808
88,000	S	4.375%, due 11/15/08	87,938
1,333,000		4.500%, due 11/15/10	1,337,739
672,000		4.500%, due 11/15/15	672,315
			3,619,390
		U.S. Treasury STRIP: 0.2%
192,000		4.750%, due 05/15/16	117,887
			117,887
		Total U.S. Treasury Obligations (Cost $5,392,252)	5,380,623

ASSET-BACKED SECURITIES: 2.3%

		Automobile Asset-Backed Securities: 0.4%
95,000	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	93,256
13,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	12,861
13,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	12,696
50,000	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	48,742
11,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	10,889
40,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	39,377
			217,821

See Accompanying Notes to Financial Statements

83

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Credit Card Asset-Backed Securities: 0.5%
$55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	$54,476
55,000	C	Capital One Master Trust, 4.900%, due 03/15/10	55,113
95,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	95,505
75,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	75,266
8,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	8,270
			288,630
		Home Equity Asset-Backed Securities: 1.2%
104,243	C	Bayview Financial Acquisition Trust, 4.570%, due 09/28/43	104,503
33,729	C	Centex Home Equity, 4.471%, due 01/25/34	33,757
252,076	C	Emergent Home Equity Loan Trust, 7.080%, due 12/15/28	251,795
236,000	C	GSAA Trust, 5.242%, due 06/25/34	233,913
32,238	C	Merrill Lynch Mortgage Investors, Inc., 4.551%, due 07/25/34	32,375
			656,343
		Other Asset-Backed Securities: 0.2%
19,823	C	Amortizing Residential Collateral Trust, 4.691%, due 05/25/32	19,842
5,102	C	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	5,071
7,000	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	6,904
21,464	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.491%, due 07/25/33	21,515
5,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	4,941
8,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	7,891
8,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	7,842
4,000	C	Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	3,958
13,603	C	Residential Asset Mortgage Products, Inc., 4.501%, due 06/25/33	13,632
			91,596
		Total Asset-Backed Securities (Cost $1,266,186)	1,254,390

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.2%

		Commercial Mortgage-Backed Securities: 2.3%
20,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,634
$81,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	$79,065
79,000	C	COMM, 3.600%, due 03/10/39	75,823
78,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	76,112
40,000	C	CS First Boston Mortgage Securities Corp., 7.776%, due 04/15/62	44,070
215,000	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	221,932
60,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	62,509
570,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	609,865
18,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,592
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,131
			1,229,733
		Whole Loan Collateral PAC: 0.1%
50,418		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	51,516
			51,516
		Whole Loan Collateralized Mortgage Obligations: 4.8%
583,612	C	Banc of America Funding Corp., 4.400%, due 12/31/49	584,158
199,224	C	Banc of America Funding Corp., 5.278%, due 09/20/35	196,016
165,010	C	Banc of America Funding Corp., 5.750%, due 09/20/34	162,780
150,999	C	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	150,919
54,240	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	53,456
52,158	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	49,712
16,140	C	Citigroup Mortgage Loan Trust, Inc., 4.157%, due 12/25/34	16,151
83,961	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	83,280
94,786	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	92,892
179,397	C	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	177,463
37,933	#,C	GSMPS Mortgage Loan Trust, 4.541%, due 01/25/35	38,033
57,490	C	Homebanc Mortgage Trust, 4.621%, due 08/25/29	57,793
66,756	C	Mastr Adjustable Rate Mortgages Trust, 5.363%, due 06/30/19	65,484
139,334	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	138,901
23,196	C	Structured Asset Mortgage Investments, Inc., 4.399%, due 04/19/35	23,120
422,086	C	Thornburg Mortgage Securities Trust, 4.541%, due 12/25/33	423,014

See Accompanying Notes to Financial Statements

84

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Whole Loan Collateralized Mortgage Obligations (continued)
$106,199	C	Washington Mutual, 6.000%, due 06/25/34		$106,067
63,053	C	Washington Mutual, Inc., 4.348%, due 01/25/45		63,100
130,000	C	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18		123,370
				2,605,709
		Total Collateralized Mortgage Obligations (Cost $3,982,887)		3,886,958

OTHER BONDS: 0.1%

		Sovereign: 0.1%
16,000	@@	Mexico Government Intl. Bond, 6.625%, due 03/03/15		17,320
23,728	@@	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		36,506
		Total Other Bonds (Cost $42,099)		53,826

MUNICIPAL BONDS: 0.2%

		Municipal: 0.2%
25,000		City of New York, NY, 5.000%, due 11/01/08		26,041
25,000		City of New York, NY, 5.000%, due 11/01/11		26,709
25,000	C	City of New York, NY, 5.000%, due 11/01/15		26,741
10,000	C	City of New York, NY, 5.000%, due 04/01/35		10,193
		Total Municipal Bonds (Cost $91,376)		89,684
		Total Long-Term Investments (Cost $53,429,359)		54,740,330

SHORT-TERM INVESTMENTS: 1.8%

		Repurchase Agreement: 1.8%
976,000	S	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $976,109 to be received upon repurchase (Collateralized by $3,250,000 Resolution Funding Corporation, 8.875%, Market Value plus accrued interest $996,060, due 04/15/30)		976,000
		Total Short-Term Investments (Cost $976,000)		976,000
		Total Investments In Securities (Cost $54,405,359)*	103.6%	$55,716,330
		Other Assets and Liabilities-Net	(3.6)	(1,931,364)
		Net Assets	100.0%	$53,784,966

@                          Non-income producing security

@@              Foreign issuer

ADR           American Depositary Receipt

STRIP    Separate Trading of Registered Interest and Principal of Securities

+                               Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                               Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                              Bond may be called prior to maturity date.

S                               Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                                  Illiquid security

**                        Defaulted security

X                             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Trustees.

*                               Cost for federal income tax purposes is $54,523,944. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,834,595
Gross Unrealized Depreciation	(1,642,206)
Net Unrealized Appreciation	$1,192,389

Information concerning the Credit Default Agreements outstanding for the ING Equity and Bond Fund at November 30, 2005, is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Georgia Pacific Receive $300,000 in the event of default and pay 0.680% Counterparty: Credit Suisse First Boston International	12/20/2010	13,000	$(358)
Sara Lee Corp. Receive $1,800,000 in the event of default and pay 0.260% Counterparty: Morgan Stanley Capital Services, Inc.	12/20/2010	67,000	(557)
UVV Receive $100,000 in the event of default and pay 1.350% Counterparty: JPMorgan Chase Bank	10/15/13	34,000	568
			$(347)

See Accompanying Notes to Financial Statements

85

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares				Value
REAL ESTATE INVESTMENT TRUSTS: 95.7%
		Apartments: 16.2%
159,400		Archstone-Smith Trust		$6,664,514
122,000		AvalonBay Communities, Inc.		11,156,900
62,100		BRE Properties		2,891,376
113,900		Camden Property Trust		6,720,100
234,500		Equity Residential		9,558,220
97,300		Post Properties, Inc.		3,936,758
119,200		United Dominion Realty Trust, Inc.		2,668,888
				43,596,756
		Boat Dealers: 2.0%
170,300		Ventas, Inc.		5,369,559
				5,369,559
		Diversified: 9.3%
53,700		American Campus Communities, Inc.		1,351,629
81,200		GMH Communities Trust		1,223,684
124,000		Liberty Property Trust		5,265,040
182,600		Reckson Associates Realty Corp.		6,706,898
123,900		Vornado Realty Trust		10,574,865
				25,122,116
		Hotels: 3.5%
157,800		Host Marriott Corp.		2,824,620
73,300		LaSalle Hotel Properties		2,467,278
150,900	@	Meristar Hospitality Corp.		1,477,311
144,700		Strategic Hotel Capital, Inc.		2,672,609
				9,441,818
		Office Property: 24.7%
231,100		Arden Realty, Inc.		10,510,428
103,200		BioMed Realty Trust, Inc.		2,649,144
151,100		Boston Properties, Inc.		11,364,231
72,500		Carramerica Realty Corp.		2,559,250
119,150		Corporate Office Properties Trust SBI MD		4,298,932
179,000		Equity Office Properties Trust		5,581,220
131,300		Highwoods Properties, Inc.		3,785,379
34,500		Kilroy Realty Corp.		2,125,200
184,400		Maguire Properties, Inc.		5,900,800
113,300		SL Green Realty Corp.		8,367,205
424,300		Trizec Properties, Inc.		9,538,264
				66,680,053
		Operation/Developement: 1.1%
93,400	@@	Brookfield Properties Co.		2,784,254
				2,784,254
		Regional Malls: 14.5%
248,400		General Growth Properties, Inc.		11,332,008
80,900		Macerich Co.		5,499,582
65,450		Mills Corp.		2,807,805
234,300		Simon Property Group, Inc.		18,113,733
40,400		Taubman Centers, Inc.		1,414,808
				39,167,936
		Shopping Centers: 11.9%
145,350		Acadia Realty Trust		2,976,768
147,900		Developers Diversified Realty Corp.		6,699,870
105,600		Federal Realty Investors Trust		6,650,688
166,200		New Plan Excel Realty Trust		3,968,856
79,500		Pan Pacific Retail Properties, Inc.		$5,350,350
111,200		Regency Centers Corp.		6,455,160
				32,101,692
		Storage: 4.5%
97,800		Extra Space Storage, Inc.		1,490,472
121,900		Public Storage, Inc.		8,606,140
13,500		Shurgard Storage Centers, Inc.		790,020
65,000		U-Store-It Trust		1,379,300
				12,265,932
		Warehouse: 8.0%
176,400		AMB Property Corp.		8,248,464
295,100		ProLogis		13,385,736
				21,634,200
		Total Real Estate Investment Trust (Cost $187,666,719)		258,164,316

COMMON STOCK: 3.5%
		Lodging: 3.5%
153,400		Starwood Hotels & Resorts Worldwide, Inc.		9,280,700
		Total Common Stock (Cost $5,635,490)		9,280,700
		Total Long-Term Investments (Cost $193,302,136)		267,445,016
Principal Amount				Value
SHORT-TERM INVESTMENTS: 0.1%
		U.S. Government Agency Obligations: 0.1%
$222,977		Federal National Mortgage Association 3.700%, due 12/01/05		222,977

		Total U.S. Government Agency Obligations (Cost $222,977)		222,977
		Total Investments In Securities (Cost $193,525,186)*	99.3%	$267,667,993
		Other Assets and Liabilities-Net	0.7	1,961,274
		Net Assets	100.0%	$269,629,267

@	Non-income producing security
@@	Foreign issuer
*	Cost for federal income tax purposes is $191,561,542. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$76,345,953
	Gross Unrealized Depreciation	(239,502)
	Net Unrealized Appreciation	$76,106,451

See Accompanying Notes to Financial Statements

86

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 5.8%
139,220	L	Boeing Co.	$9,493,412
68,720		General Dynamics Corp.	7,854,696
			17,348,108
		Banks: 4.4%
213,200	L	Commerce Bancorp, Inc.	7,182,708
66,170	@@	UBS AG	6,082,346
			13,265,054
		Biotechnology: 4.2%
119,530	@	Amgen, Inc.	9,673,563
37,380	@	Genzyme Corp.	2,778,829
			12,452,392
		Commercial Services: 1.3%
65,370		Moody’s Corp.	3,932,006
			3,932,006
		Computers: 7.9%
85,030	@	Apple Computer, Inc.	5,766,735
148,460	@	Dell, Inc.	4,477,554
365,700	@,L	Network Appliance, Inc.	10,649,184
55,540	@	Sandisk Corp.	2,835,872
			23,729,345
		Cosmetics/Personal Care: 2.3%
121,520	L	Procter & Gamble Co.	6,949,729
			6,949,729
		Diversified Financial Services: 13.4%
24,670		Chicago Mercantile Exchange Holdings, Inc.	8,736,881
388,658		Countrywide Financial Corp.	13,529,184
87,230	L	Franklin Resources, Inc.	8,101,922
54,850		Legg Mason, Inc.	6,727,353
74,400	@,L	Nasdaq Stock Market, Inc.	2,911,272
			40,006,612
		Healthcare-Products: 4.3%
231,680		Medtronic, Inc.	12,874,458
			12,874,458
		Healthcare-Services: 6.7%
69,435	@	Coventry Health Care, Inc.	4,136,243
209,970		UnitedHealth Group, Inc.	12,568,804
43,240	@	WellPoint, Inc.	3,322,129
			20,027,176
		Insurance: 1.3%
32,240		Progressive Corp.	3,965,198
			3,965,198
		Internet: 8.0%
21,920	@,L	Google, Inc.	8,877,381
374,580	@,L	Yahoo!, Inc.	15,069,353
			23,946,734
		Lodging: 2.0%
99,030	L	Starwood Hotels & Resorts Worldwide, Inc.	5,991,315
			5,991,315
		Media: 2.9%
299,140	@,L	XM Satellite Radio Holdings, Inc.	$8,752,836
			8,752,836
		Mining: 2.0%
103,650	@@	Cameco Corp.	5,903,904
			5,903,904
		Miscellaneous Manufacturing: 5.8%
137,020	L	Danaher Corp.	7,604,610
267,780		General Electric Co.	9,565,102
			17,169,712
		Oil and Gas: 1.9%
145,720	@@	Petro-Canada	5,554,846
			5,554,846
		Oil and Gas Services: 1.1%
50,020		Halliburton Co.	3,183,773
			3,183,773
		Pharmaceuticals: 9.9%
284,000	@@,L	AstraZeneca PLC ADR	13,078,199
91,040	@	Gilead Sciences, Inc.	4,614,818
141,090	@@	Sanofi-Aventis ADR	5,673,229
322,630		Schering-Plough Corp.	6,233,212
			29,599,458
		Retail: 1.5%
74,220		Abercrombie & Fitch Co.	4,551,170
			4,551,170
		Software: 8.3%
91,260	L	Adobe Systems, Inc.	2,975,989
214,870	@,L	Electronic Arts, Inc.	12,110,072
292,960		Microsoft Corp.	8,117,922
30,740	@,L	Pixar, Inc.	1,704,226
			24,908,209
		Telecommunications: 4.7%
106,890	@@	America Movil SA de CV ADR	3,069,881
242,990		QUALCOMM, Inc.	11,048,755
			14,118,636
		Total Common Stock (Cost $245,412,990)	298,230,671

Principal Amount			Value
SHORT-TERM INVESTMENTS: 23.7%
		U.S. Government Agency Obligations: 1.1%
$3,425,648		Federal National Mortgage Association, 3.700%, due 12/01/05	3,425,648
		Total U.S. Government Agency Obligations (Cost $3,425,648)	3,425,648

See Accompanying Notes to Financial Statements

87

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc: 22.6%
$67,516,273	The Bank of New York Institutional Cash Reserves Fund		$67,516,273
	Total Securities Lending Collateral (Cost $67,516,273)		67,516,273
	Total Short-Term Investments (Cost $70,941,921)		70,941,921
	Total Investments In Securities (Cost $316,354,911)*	123.4%	$369,172,592
	Other Assets and Liabilities-Net	(23.4)	(69,952,424)
	Net Assets	100.0%	$299,220,168

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $317,032,024. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$53,262,847
	Gross Unrealized Depreciation	(1,122,279)
	Net Unrealized Appreciation	$52,140,568

See Accompanying Notes to Financial Statements

88

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.1%
		Advertising: 1.5%
56,800	@,L	Getty Images, Inc.	$5,185,272
			5,185,272
		Apparel: 3.8%
166,300	@	Coach, Inc.	5,725,709
46,900	@,@@	Gildan Activewear, Inc.	1,784,545
62,700	@,L	Guess ?, Inc.	2,124,276
69,500	L	Polo Ralph Lauren Corp.	3,725,200
			13,359,730
		Auto Parts and Equipment: 2.0%
117,900		BorgWarner, Inc.	7,074,000
			7,074,000
		Banks: 1.0%
46,015	L	Zions Bancorporation	3,480,993
			3,480,993
		Biotechnology: 2.5%
81,720	@,L	Celgene Corp.	4,978,382
108,600	@,L	MedImmune, Inc.	3,899,826
			8,878,208
		Coal: 1.9%
85,800		Peabody Energy Corp.	6,766,188
			6,766,188
		Computers: 3.2%
97,900	@	Anteon Intl. Corp.	4,196,973
149,202	@	Micros Systems, Inc.	7,207,949
			11,404,922
		Distribution/Wholesale: 1.6%
137,000	@	Wesco Intl., Inc.	5,719,750
			5,719,750
		Diversified Financial Services: 3.6%
71,700	@	Dun & Bradstreet Corp.	4,660,500
299,500	@	E*TRADE Financial Corp.	5,846,240
52,600	@,L	Investment Technology Group, Inc.	2,045,614
			12,552,354
		Electrical Components and Equipment: 1.6%
129,700		Ametek, Inc.	5,526,517
			5,526,517
		Electronics: 2.6%
209,458	@	Jabil Circuit, Inc.	6,937,249
51,900	@	Thomas & Betts Corp.	2,078,076
			9,015,325
		Healthcare-Products: 8.0%
85,600		C.R. Bard, Inc.	5,552,872
169,100	@,L	Gen-Probe, Inc.	7,807,347
128,800	@,L	Hologic, Inc.	9,153,816
114,530	@	St. Jude Medical, Inc.	5,471,098
			27,985,133
		Healthcare-Services: 5.2%
177,500	@	Community Health Systems, Inc.	$7,115,975
106,720	@	Coventry Health Care, Inc.	6,357,310
94,600		Quest Diagnostics, Inc.	4,738,514
			18,211,799
		Home Furnishings: 1.6%
58,000		Harman Intl. Industries, Inc.	5,655,000
			5,655,000
		Household Products/Wares: 1.2%
52,300	L	Fortune Brands, Inc.	4,077,308
			4,077,308
		Insurance: 1.4%
96,700	@,L	Proassurance Corp.	4,813,726
			4,813,726
		Internet: 0.8%
97,200	@,L	NetFlix, Inc.	2,676,888
			2,676,888
		Lodging: 4.2%
95,100	L	Harrah’s Entertainment, Inc.	6,475,359
165,500		Hilton Hotels Corp.	3,627,760
68,900	L	Station Casinos, Inc.	4,777,526
			14,880,645
		Machinery-Diversified: 3.3%
106,400	L	Graco, Inc.	3,870,832
140,000		Rockwell Automation, Inc.	7,900,200
			11,771,032
		Media: 0.6%
313,700	@,L	Sirius Satellite Radio, Inc.	2,242,955
			2,242,955
		Miscellaneous Manufacturing: 4.2%
133,700		Donaldson Co., Inc.	4,448,473
46,800		ITT Industries, Inc.	5,089,968
128,400		Roper Industries, Inc.	5,058,960
			14,597,401
		Oil and Gas: 4.0%
107,300		ENSCO Intl., Inc.	5,081,728
151,600	@	Southwestern Energy Co.	5,165,012
90,200	L	XTO Energy, Inc.	3,670,238
			13,916,978
		Oil and Gas Services: 5.8%
45,800	@	Cooper Cameron Corp.	3,647,054
184,600	@	Dresser-Rand Group, Inc.	4,092,582
60,200	@,L	National-Oilwell Varco, Inc.	3,649,324
157,600	L	Smith Intl., Inc.	5,955,704
88,200	@,L	Veritas DGC, Inc.	2,884,140
			20,228,804
		Pharmaceuticals: 7.3%
28,700	L	Allergan, Inc.	2,870,000
98,300	@	Barr Pharmaceuticals, Inc.	5,637,505
119,600	@	Hospira, Inc.	5,280,340
89,045	@,L	Kos Pharmaceuticals, Inc.	5,928,616
286,600	L	Mylan Laboratories, Inc.	5,987,074
			25,703,535

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Retail: 6.1%
122,850	@	Advance Auto Parts, Inc.	$5,201,469
108,300	@,L	Childrens Place Retail Stores, Inc.	5,371,680
200,105	@	Office Depot, Inc.	5,939,116
121,100	@	Pacific Sunwear of California, Inc.	3,204,306
27,600	@	Panera Bread Co.	1,876,800
			21,593,371
		Semiconductors: 9.3%
124,700	@,L	Advanced Micro Devices, Inc.	3,264,646
238,000	@,@@,L	ASML Holding NV ADR	4,560,080
188,500	@,L	Broadcom Corp.	8,772,791
156,500	L	Linear Technology Corp.	5,839,015
87,355	@,@@,L	Marvell Technology Group Ltd.	4,851,697
208,200		National Semiconductor Corp.	5,388,216
			32,676,445
		Software: 3.9%
39,520	@	Activision, Inc.	503,615
121,400	L	Adobe Systems, Inc.	3,958,854
136,600		Autodesk, Inc.	5,698,952
114,800	@	Progress Software Corp.	3,551,912
			13,713,333
		Telecommunications: 4.0%
266,400	@	Arris Group, Inc.	2,589,408
241,100	@,L	Comverse Technology, Inc.	6,319,231
506,200	@	Tellabs, Inc.	5,193,612
			14,102,251
		Transportation: 2.9%
132,200		CH Robinson Worldwide, Inc.	5,347,490
127,550		Forward Air Corp.	4,904,298
			10,251,788
		Total Common Stock (Cost $285,140,179)	348,061,651

Principal Amount			Value
SHORT-TERM INVESTMENTS: 19.8%
	Repurchase Agreement: 1.5%
$5,204,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $5,204,581 to be received upon repurchase (Collateralized by $11,205,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $5,309,041, due 01/15/21).		5,204,000
	Total Repurchase Agreement (Cost $5,204,000)		5,204,000

	Securities Lending Collateralcc: 18.3%
	The Bank of New York Institutional Cash Reserves Fund		$64,263,537
	Total Securities Lending Collateral (Cost $64,263,537)		64,263,537
	Total Short-Term Investments (Cost $69,467,537)		69,467,537
	Total Investments In Securities (Cost $354,607,716)*	118.9%	$417,529,188
	Other Assets and Liabilities-Net	(18.9)	(66,395,148)
	Net Assets	100.0%	$351,134,040

@	Non-income producing security
@@	Foreign issuer.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $354,642,346. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$64,868,848
	Gross Unrealized Depreciation	(1,982,006)
	Net Unrealized Appreciation	$62,886,842

See Accompanying Notes to Financial Statements

90

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.9%
		Aerospace/Defense: 1.0%
44,700		Engineered Support Systems, Inc.	$1,806,327
5,400	@	Teledyne Technologies, Inc.	176,796
			1,983,123
		Apparel: 1.5%
42,183	@,L	Carter’s, Inc.	2,579,490
5,700	@,@@	Gildan Activewear, Inc.	216,885
			2,796,375
		Banks: 1.9%
4,000		Chemical Financial Corp.	129,280
42,400		East-West Bancorp, Inc.	1,604,416
5,000		IBERIABANK Corp.	274,550
57,000		Whitney Holding Corp.	1,670,100
			3,678,346
		Biotechnology: 1.7%
93,300	@	Encysive Pharmaceuticals, Inc.	1,060,821
62,600	@,L	Integra LifeSciences Holdings Corp.	2,287,404
			3,348,225
		Chemicals: 0.1%
5,000		UAP Holding Corp.	94,900
			94,900
		Commercial Services: 7.1%
8,000	@	Advisory Board Co.	386,560
41,000		Arbitron, Inc.	1,582,600
15,000	@	DiamondCluster Intl., Inc.	95,100
66,350		Healthcare Services Group	1,409,938
44,200	@	Huron Consulting Group, Inc.	1,054,612
33,109	@,L	iPayment, Inc.	1,325,022
76,000	@	Labor Ready, Inc.	1,678,080
86,800		MoneyGram Intl., Inc.	2,246,384
90,800	@	Navigant Consulting, Inc.	1,853,228
67,800	@,L	Resources Connection, Inc.	1,968,912
			13,600,436
		Computers: 6.6%
51,792	@	Anteon Intl. Corp.	2,220,323
32,500	@	Electronics for Imaging	907,725
114,600		Jack Henry & Associates, Inc.	2,193,444
51,300	@,L	Kronos, Inc.	2,428,029
57,065	@	Micros Systems, Inc.	2,756,810
69,300	@,L	Palm, Inc.	1,966,734
7,400	@,L	Synaptics, Inc.	199,134
			12,672,199
		Distribution/Wholesale: 5.0%
59,470	@,L	Aviall, Inc.	1,825,729
44,564		Hughes Supply, Inc.	1,726,409
55,388	@,L	Nuco2, Inc.	1,557,511
58,950		SCP Pool Corp.	2,295,381
53,500	@	Wesco Intl., Inc.	2,233,625
			9,638,655
		Diversified Financial Services: 0.7%
25,000		National Financial Partners Corp.	$1,272,250
			1,272,250
		Electrical Components and Equipment: 1.1%
65,101	@,L	Intermagnetics General Corp.	2,176,977
			2,176,977
		Electronics: 2.9%
27,100	@,L	Dionex Corp.	1,279,933
66,600		Keithley Instruments, Inc.	1,071,594
85,018	@	Measurement Specialties, Inc.	2,115,248
31,000	@	Trimble Navigation Ltd.	1,009,980
			5,476,755
		Engineering and Construction: 0.5%
13,000	@,L	Emcor Group, Inc.	919,750
			919,750
		Entertainment: 2.6%
27,800	@	Penn National Gaming, Inc.	922,126
67,400	@,L	Scientific Games Corp.	1,909,442
80,233	@,L	Shuffle Master, Inc.	2,247,326
			5,078,894
		Gas: 0.2%
12,500		Peoples Energy Corp.	449,125
			449,125
		Healthcare-Products: 5.0%
52,900	@,L	Arthrocare Corp.	2,023,425
44,300	@	Gen-Probe, Inc.	2,045,331
12,333	@	Intuitive Surgical, Inc.	1,377,843
63,201	@,L	Kyphon, Inc.	2,685,411
56,381	@,L	Viasys Healthcare, Inc.	1,539,201
			9,671,211
		Healthcare-Services: 5.1%
50,000	@,L	Amedisys, Inc.	2,219,000
13,500	@,L	Amsurg Corp.	313,921
34,500	@	Pediatrix Medical Group, Inc.	2,914,946
40,100	@,L	Psychiatric Solutions, Inc.	2,262,442
61,660	@,L	United Surgical Partners Intl., Inc.	2,140,219
			9,850,528
		Household Products/Wares: 0.2%
18,100		Yankee Candle Co., Inc.	458,835
			458,835
		Housewares: 0.7%
34,600		Toro Co.	1,390,574
			1,390,574
		Insurance: 3.0%
8,000		Commerce Group, Inc.	464,480
42,000		Horace Mann Educators Corp.	795,498
12,500	@@	Max Re Capital Ltd.	333,750
20,400	@	Philadelphia Consolidated Holding Co.	1,976,964
43,553	@,L	ProAssurance Corp.	2,168,068
			5,738,760

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Internet: 5.2%
26,109	@	Digital Insight Corp.	$864,730
32,800	@,L	Equinix, Inc.	1,304,886
33,100	@	F5 Networks, Inc.	1,748,673
52,600	@,L	Openwave Systems, Inc.	873,686
182,600	@,L	Sapient Corp.	1,135,772
167,900	@,L	ValueClick, Inc.	3,169,952
40,600	@,L	Webex Communications, Inc.	966,686
			10,064,385
		Investment Companies: 2.2%
61,000	L	ishares Russell 2000 Growth Index Fund	4,267,560
			4,267,560
		Iron/Steel: 0.8%
15,300	L	Cleveland-Cliffs, Inc.	1,457,937
			1,457,937
		Leisure Time: 0.5%
19,900	L	Polaris Industries, Inc.	983,856
			983,856
		Machinery-Diversified: 1.3%
20,092	@,L	Middleby Corp.	1,575,213
37,500		Washington Air Break Technologies Corp.	968,625
			2,543,838
		Metal Fabricate/Hardware: 0.5%
24,600	@	NS Group, Inc.	1,010,076
			1,010,076
		Miscellaneous Manufacturing: 0.6%
22,586	@,L	Ceradyne, Inc.	1,063,575
			1,063,575
		Oil and Gas: 4.8%
28,600		Cabot Oil & Gas Corp.	1,207,206
25,000		Holly Corp.	1,520,500
22,000	@	Pride Intl., Inc.	655,380
68,400	@	Southwestern Energy Co.	2,330,388
65,700	@	Unit Corp.	3,558,312
			9,271,786
		Oil and Gas Services: 2.9%
8,400	@	Cal Dive Intl., Inc.	609,924
65,600	@	Dresser-Rand Group, Inc.	1,454,352
29,300	@	FMC Technologies, Inc.	1,203,937
23,500	@,L	Oil States Intl., Inc.	800,410
69,100	@	Superior Energy Services	1,504,307
			5,572,930
		Packaging and Containers: 0.6%
17,800	L	Greif, Inc.	1,068,890
			1,068,890
		Pharmaceuticals: 5.7%
89,900	@,L	Abgenix, Inc.	1,232,529
72,000	@,L	Alkermes, Inc.	1,308,960
15,000	@	Amylin Pharmaceuticals, Inc.	561,150
84,100	@,L	First Horizon Pharmaceutical Corp.	1,481,842
101,300	@,L	HealthExtras, Inc.	2,291,406
36,900	@,L	Neurocrine Biosciences, Inc.	$2,196,288
25,100	@	United Therapeutics Corp.	1,792,893
6,898	@	VCA Antech, Inc.	192,868
			11,057,936
		Real Estate Investment Trusts: 0.7%
69,500		Omega Healthcare Investors, Inc.	835,390
20,000		Sunstone Hotel Investors, Inc.	506,000
			1,341,390
		Retail: 6.7%
55,963	@	Copart, Inc.	1,409,148
80,400	@,L	Dave & Buster’s, Inc.	1,214,844
10,000	@,L	Dick’s Sporting Goods, Inc.	351,100
65,100	@,L	GameStop Corp.	2,189,964
116,849	@	Pacific Sunwear of California, Inc.	3,091,824
18,300	@,L	Petco Animal Supplies, Inc.	388,509
37,900	@,L	Red Robin Gourmet Burgers, Inc.	2,080,710
61,550	@	Sonic Corp.	1,821,265
7,000	@,L	Tractor Supply Co.	377,020
			12,924,384
		Semiconductors: 5.2%
71,700	@	Actel Corp.	1,043,952
52,300	@	Formfactor, Inc.	1,467,538
54,500	@	Integrated Device Technology, Inc.	652,910
59,900	@,L	Micrel, Inc.	723,592
63,900	@	Microsemi Corp.	1,773,225
66,200	@	Semtech Corp.	1,321,153
61,200	@	Tessera Technologies, Inc.	1,683,000
31,300	@,L	Varian Semiconductor Equipment Associates, Inc.	1,377,826
			10,043,196
		Software: 6.4%
60,700	@,L	Ansys, Inc.	2,550,614
62,700	@	Filenet Corp.	1,689,138
35,000		Global Payments, Inc.	1,532,300
63,943	@	HPL Technologies, Inc.	18,863
75,200	@,L	Informatica Corp.	845,248
76,100	@	Progress Software Corp.	2,354,534
68,300	@,L	THQ, Inc.	1,551,776
92,131	@,L	Witness Systems, Inc.	1,847,227
			12,389,700
		Storage/Warehousing: 1.4%
55,200	@,L	Mobile Mini, Inc.	2,760,000
			2,760,000
		Telecommunications: 1.3%
117,645	@,L	Powerwave Technologies, Inc.	1,477,621
76,500	@,L	Tekelec	994,500
			2,472,121
		Transportation: 3.2%
79,730		Forward Air Corp.	3,065,619
44,200	@	HUB Group, Inc.	1,792,310
39,700	L	Knight Transportation, Inc.	1,277,149
			6,135,078
		Total Common Stock (Cost $151,406,983)	186,724,556

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 22.3%
	Repurchase Agreement: 2.3%
$4,514,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $4,514,504 to be received upon repurchase (Collateralized by $4,325,000 Federal National Mortgage Association, 6.625%, Market Value plus accrued interest $4,668,544, due 09/15/09.		$4,514,000
	Total Repurchase Agreement (Cost $4,514,000)		4,514,000

	Securities Lending Collateralcc: 20.0%
38,543,719	The Bank of New York Institutional Cash Reserves Fund		38,543,719
	Total Securities Lending Collateral (Cost $38,543,719)		38,543,719
	Total Short-Term Investments (Cost $43,057,719)		43,057,719
	Total Investments In Securities (Cost $194,464,702)*	119.2%	$229,782,275
	Other Assets and Liabilities-Net	(19.2)	(36,967,742)
	Net Assets	100.0%	$192,814,533

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $194,568,449. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,678,144
Gross Unrealized Depreciation	(3,464,318)
Net Unrealized Appreciation	$35,213,826

See Accompanying Notes to Financial Statements

93

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.9%
		Agriculture: 2.4%
15,480		Altria Group, Inc.	$1,126,789
			1,126,789
		Auto Manufacturers: 7.7%
226,970		Ford Motor Co.	1,845,266
81,080		General Motors Corp.	1,775,652
			3,620,918
		Auto Parts and Equipment: 0.2%
330,390		Delphi Corp.	120,179
			120,179
		Computers: 14.2%
56,490		Electronic Data Systems Corp.	1,302,095
26,350		Hewlett-Packard Co.	781,805
11,620		International Business Machines Corp.	1,033,018
30,880	@	Lexmark Intl., Inc.	1,470,505
348,260	@	Sun Microsystems, Inc.	1,312,940
128,760	@	Unisys Corp.	791,874
			6,692,237
		Diversified Financial Services: 6.0%
17,660		CIT Group, Inc.	874,170
8,200		Citigroup, Inc.	398,110
40,830		JPMorgan Chase & Co.	1,561,748
			2,834,028
		Food: 11.6%
75,613		Albertson’s, Inc.	1,776,906
11,860		Kraft Foods, Inc.	343,228
71,110	@	Kroger Co.	1,383,801
84,710		Safeway, Inc.	1,969,507
			5,473,442
		Healthcare-Services: 2.3%
139,570	@	Tenet Healthcare Corp.	1,091,437
			1,091,437
		Insurance: 4.6%
13,670		Loews Corp.	1,320,249
4,690		Marsh & McLennan Cos., Inc.	144,874
16,740		Nationwide Financial Services	705,591
			2,170,714
		Miscellaneous Manufacturing: 4.3%
84,560		Eastman Kodak Co.	2,026,903
			2,026,903
		Office/Business Equipment: 3.6%
120,500		Xerox Corp.	1,711,100
			1,711,100
		Pharmaceuticals: 17.1%
87,440		Bristol-Myers Squibb Co.	1,887,830
71,600		Merck & Co., Inc.	2,105,039
85,530		Pfizer, Inc.	1,813,236
76,880		Schering-Plough Corp.	1,485,322
19,170		Wyeth	796,705
			8,088,132
		Pipelines: 1.8%
78,600		El Paso Corp.	$863,814
			863,814
		Semiconductors: 3.0%
99,840	@	Micron Technology, Inc.	1,423,718
			1,423,718
		Telecommunications: 18.1%
84,560		AT&T, Inc.	2,106,390
55,760	@	Avaya, Inc.	664,659
83,660		Bellsouth Corp.	2,280,573
587,190	@	Lucent Technologies, Inc.	1,638,260
58,680		Verizon Communications, Inc.	1,876,586
			8,566,468
		Toys/Games/Hobbies: 2.0%
57,120		Mattel, Inc.	951,048
			951,048

Total Investments In Securities (Cost $48,876,074)*	98.9%	$46,760,927
Other Assets and Liabilities-Net	1.1	508,158
Net Assets	100.0%	$47,269,085

@	Non-income producing security
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$3,499,250
	Gross Unrealized Depreciation	(5,614,397)
	Net Unrealized Depreciation	$(2,115,147)

See Accompanying Notes to Financial Statements

94

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.6%
		Aerospace/Defense: 1.1%
69,200		United Technologies Corp.	$3,725,728
			3,725,728
		Agriculture: 2.5%
116,600		Altria Group, Inc.	8,487,314
			8,487,314
		Apparel: 1.2%
47,700		Nike, Inc.	4,068,810
			4,068,810
		Banks: 10.0%
318,400		Bank of America Corp.	14,611,376
119,300		The Bank of New York Co., Inc.	3,865,320
195,200		Wells Fargo & Co.	12,268,320
47,900		Zions Bancorporation	3,622,677
			34,367,693
		Beverages: 1.8%
80,200		Coca-Cola Co.	3,423,738
40,900		Molson Coors Brewing Co.	2,723,531
			6,147,269
		Biotechnology: 0.7%
52,100	@,L	Charles River Laboratories Intl., Inc.	2,373,676
			2,373,676
		Building Materials: 1.9%
37,000		Florida Rock Industries, Inc.	1,845,190
159,400	L	Masco Corp.	4,745,338
			6,590,528
		Chemicals: 4.3%
134,100		Dow Chemical Co.	6,068,025
84,500		E.I. du Pont de Nemours & Co.	3,612,375
85,900		Lyondell Chemical Co.	2,184,437
58,600		Praxair, Inc.	3,047,200
			14,912,037
		Coal: 1.6%
71,500		Peabody Energy Corp.	5,638,490
			5,638,490
		Computers: 1.9%
34,000	@	IHS, Inc.	654,840
65,800		International Business Machines Corp.	5,849,620
			6,504,460
		Cosmetics/Personal Care: 0.7%
85,100		Avon Products, Inc.	2,327,485
			2,327,485
		Distribution/Wholesale: 0.6%
50,700	@,L	Wesco Intl., Inc.	2,116,725
			2,116,725
		Diversified Financial Services: 15.5%
80,794	L	Capital One Financial Corp.	$6,710,750
192,200		Citigroup, Inc.	9,331,310
224,500		Countrywide Financial Corp.	7,814,845
96,100		Freddie Mac	6,001,445
228,400		J.P. Morgan Chase & Co.	8,736,300
22,200		Lehman Brothers Holdings, Inc.	2,797,200
98,200		Merrill Lynch & Co., Inc.	6,522,444
93,200		Morgan Stanley	5,221,996
			53,136,290
		Electric: 1.3%
124,500	L	PG&E Corp.	4,579,110
			4,579,110
		Electronics: 1.3%
301,000	@,@@,L	Flextronics Intl. Ltd.	3,106,320
35,700	@	Thomas & Betts Corp.	1,429,428
			4,535,748
		Entertainment: 0.8%
132,500	L	Regal Entertainment Group	2,680,475
			2,680,475
		Food: 2.0%
107,300	L	McCormick & Co., Inc.	3,349,906
119,180	@,L	Smithfield Foods, Inc.	3,483,631
			6,833,537
		Forest Products and Paper: 1.3%
143,000		International Paper Co.	4,508,790
			4,508,790
		Gas: 1.2%
91,500		Sempra Energy	4,021,425
			4,021,425
		Healthcare-Services: 0.8%
69,600	@	LifePoint Hospitals, Inc.	2,648,280
			2,648,280
		Household Products/Wares: 1.0%
57,700		Kimberly-Clark Corp.	3,403,146
			3,403,146
		Insurance: 8.1%
73,000	@@	ACE Ltd.	4,051,500
93,300		American Intl. Group, Inc.	6,264,162
128,000	@@	Axis Capital Holdings Ltd.	3,875,840
61,700	@@	IPC Holdings Ltd.	1,801,640
150,300		MetLife, Inc.	7,731,432
14,400	@@	Platinum Underwriters Holdings, Inc.	434,160
77,200		St. Paul Travelers Cos., Inc.	3,592,116
			27,750,850
		Leisure Time: 1.1%
83,300	L	Royal Caribbean Cruises Ltd.	3,820,138
			3,820,138
		Lodging: 2.2%
52,800	L	Harrah’s Entertainment, Inc.	3,595,152
59,100	@,@@,L	Kerzner Intl. Ltd.	3,842,091
			7,437,243

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Media: 3.1%
52,600		Gannett Co., Inc.	$3,241,212
99,900		Time Warner, Inc.	1,796,202
91,400		Tribune Co.	2,922,058
79,200		Viacom, Inc.	2,645,280
			10,604,752
		Mining: 0.7%
87,300		Alcoa, Inc.	2,392,893
			2,392,893
		Miscellaneous Manufacturing: 2.0%
194,600		General Electric Co.	6,951,112
			6,951,112
		Office/Business Equipment: 0.8%
199,900	@,L	Xerox Corp.	2,838,580
			2,838,580
		Oil and Gas: 10.3%
49,600		Apache Corp.	3,237,888
79,800		Cabot Oil & Gas Corp.	3,368,358
54,400		ConocoPhillips	3,291,744
207,400		Exxon Mobil Corp.	12,035,422
74,600	@	Newfield Exploration Co.	3,450,996
161,100	@,L	Plains Exploration & Production Co.	6,830,640
81,400		XTO Energy, Inc.	3,312,166
			35,527,214
		Oil and Gas Services: 4.6%
126,700	L	BJ Services Co.	4,643,555
207,400	@	Dresser-Rand Group, Inc.	4,598,058
100,900		Halliburton Co.	6,422,285
			15,663,898
		Pharmaceuticals: 3.8%
502,200		Pfizer, Inc.	10,646,640
57,500		Wyeth	2,389,700
			13,036,340
		Real Estate: 0.5%
26,300		St. Joe Co.	1,746,320
			1,746,320
		Real Estate Investment Trusts: 1.1%
154,100		KKR Financial Corp.	3,659,875
			3,659,875
		Retail: 2.0%
60,700		Abercrombie & Fitch Co.	3,722,124
98,900		McDonald’s Corp.	3,347,765
			7,069,889
		Semiconductors: 1.1%
407,500	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,903,850
			3,903,850
		Software: 1.1%
135,300	L	Microsoft Corp.	3,749,163
			3,749,163
		Telecommunications: 1.6%
215,300	L	AT&T Corp.	$5,363,123
			5,363,123
		Total Common Stock (Cost $290,500,716)	335,122,256

Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.6%
	Repurchase Agreement: 2.5%
$8,534,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $8,534,953 to be received upon repurchase (Collateralized by $18,375,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $8,706,259, due 01/15/21)		8,534,000
	Total Repurchase Agreement (Cost $8,534,000)		8,534,000
	Securities Lending Collateralcc: 10.1%
34,582,823	The Bank of New York Institutional Cash Reserves Fund		34,582,823
	Total Securities Lending Collateral (Cost $34,582,823)		34,582,823
	Total Short-Term Investments (Cost $43,116,823)		43,116,823
	Total Investments In Securities (Cost $333,617,539)*	110.2%	$378,239,079
	Other Assets and Liabilities-Net	(10.2)	(34,891,475)
	Net Assets	100.0%	$343,347,604

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30,2005.
*	Cost for federal income tax purposes is $333,789,445. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$52,401,269
	Gross Unrealized Depreciation	(7,951,635)
	Net Unrealized Appreciation	$44,449,634

Information concerning open futures contracts for the ING MagnaCap Fund at November 30, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 Future	9	$2,814,975	12/15/05	$(41,431)

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.5%
		Apparel: 2.4%
167,773	@,@@	Tommy Hilfiger Corp.	$3,029,980
			3,029,980
		Auto Parts and Equipment: 17.7%
99,060		American Axle & Manufacturing Holdings, Inc.	2,106,016
196,910		ArvinMeritor, Inc.	2,618,903
133,700		Cooper Tire & Rubber Co.	1,966,727
381,310		Dana Corp.	2,657,731
1,010,570		Delphi Corp.	367,595
324,770	@,L	Goodyear Tire & Rubber Co.	5,563,309
107,690		Lear Corp.	2,998,090
595,335	@,L	Visteon Corp.	4,024,464
			22,302,835
		Banks: 2.2%
337,900	@@	W Holding Co., Inc.	2,787,675
			2,787,675
		Beverages: 0.7%
12,600		Molson Coors Brewing Co.	839,034
			839,034
		Chemicals: 6.8%
252,960		Chemtura Corp.	3,048,168
123,500	@,L	Huntsman Corp.	2,346,500
171,300		Sensient Technologies Corp.	3,112,521
			8,507,189
		Commercial Services: 3.5%
78,346	@	Convergys Corp.	1,300,544
156,900	@	Rent-A-Center, Inc.	3,067,395
			4,367,939
		Computers: 9.1%
705,400	@,L	Gateway, Inc.	2,144,416
172,490	@	Synopsys, Inc.	3,367,005
969,250	@	Unisys Corp.	5,960,887
			11,472,308
		Diversified Financial Services: 0.9%
24,000		CIT Group, Inc.	1,188,000
			1,188,000
		Electric: 0.2%
162,000	@,L	Mirant Corp.	194,238
			194,238
		Electronics: 9.1%
302,700	@,L	Kemet Corp.	2,421,600
1,021,840	@	Sanmina-SCI Corp.	4,230,418
1,343,672	@,L	Solectron Corp.	4,823,782
			11,475,800
		Food: 9.6%
149,800	L	Albertson’s, Inc.	3,520,300
349,030	@	Del Monte Foods Co.	3,448,416
199,980	L	Safeway, Inc.	4,649,535
818,464	@,L	Winn-Dixie Stores, Inc.	497,217
			12,115,468
		Healthcare-Services: 3.6%
588,400	@,L	Tenet Healthcare Corp.	$4,601,288
			4,601,288
		Home Furnishings: 3.5%
249,570		Maytag Corp.	4,437,355
			4,437,355
		Insurance: 5.5%
40,780	@,L	CNA Financial Corp.	1,388,559
39,500		Nationwide Financial Services	1,664,925
285,550	L	Phoenix Cos., Inc.	3,883,480
			6,936,964
		Machinery-Diversified: 2.2%
161,000	@,L	AGCO Corp.	2,725,730
			2,725,730
		Office/Business Equipment: 4.4%
548,920		IKON Office Solutions, Inc.	5,522,135
			5,522,135
		Pipelines: 1.8%
463,440	@,L	Dynegy, Inc.	2,219,878
			2,219,878
		Semiconductors: 5.9%
446,669	@	Agere Systems, Inc.	5,887,098
111,958	@,L	Micron Technology, Inc.	1,596,521
			7,483,619
		Telecommunications: 10.4%
1,539,550	@	3Com Corp.	5,573,171
994,030	@	Cincinnati Bell, Inc.	3,876,717
434,090	@,L	UTStarcom, Inc.	3,598,606
			13,048,494
		Total Common Stock (Cost $147,693,211)	125,255,929

Principal Amount			Value
SHORT-TERM INVESTMENTS: 26.3%
	U.S. Government Agency Obligations: 0.3%
$415,957	Federal National Mortgage Association, 3.700%, due 12/01/05		415,957
	Total U.S. Government Agency Obligations (Cost $415,957)		415,957
	Securities Lending Collateralcc: 26.0%
32,728,403	The Bank of New York Institutional Cash Reserves Fund		32,728,403
	Total Securities Lending Collateral (Cost $32,728,403)		32,728,403
	Total Short-Term Investments (Cost $33,144,360)		33,144,360
	Total Investments In Securities (Cost $180,837,614)*	125.8%	$158,400,289
	Other Assets and Liabilities-Net	(25.8)	(32,459,339)
	Net Assets	100.0%	$125,940,950

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $180,945,059. Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$9,235,928
	Gross Unrealized Depreciation	(31,780,698)
	Net Unrealized Depreciation	$(22,544,770)

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 76.6%
		Aerospace/Defense: 0.7%
18,000	@	Orbital Sciences Corp.	$217,080
			217,080
		Agriculture: 0.7%
8,800		Archer-Daniels-Midland Co.	207,416
			207,416
		Chemicals: 3.7%
24,600		Aceto Corp.	147,600
55,000	@	Mosaic Co.	744,700
14,500		Sensient Technologies Corp.	263,465
			1,155,765
		Computers: 2.9%
223,000	@	Maxtor Corp.	905,380
			905,380
		Cosmetics/Personal Care: 0.6%
800	@@	Kao Corp. ADR	188,542
			188,542
		Distribution/Wholesale: 1.6%
4,000		CDW Corp.	234,600
7,000	@	Tech Data Corp.	275,170
			509,770
		Electric: 9.1%
15,200		Alliant Energy Corp.	430,920
700		DTE Energy Co.	30,548
24,500	@@	Energias de Portugal SA ADR	720,790
15,400		Idacorp, Inc.	439,824
6,300	@@	Korea Electric Power Corp. ADR	106,092
10,700	@	NRG Energy, Inc.	467,269
1,100		Progress Energy, Inc.	49,258
28,300		Puget Energy, Inc.	588,074
			2,832,775
		Electronics: 2.4%
7,500	@@	Kyocera Corp. ADR	513,750
12,900	@	OSI Systems, Inc.	242,907
			756,657
		Engineering and Construction: 0.8%
9,100	@	Shaw Group, Inc.	262,899
			262,899
		Environmental Control: 1.9%
70,200	@	Allied Waste Industries, Inc.	590,382
			590,382
		Food: 8.6%
6,400		Albertson’s, Inc.	150,400
17,800		ConAgra Foods, Inc.	382,700
26,700	@	Del Monte Foods Co.	263,796
14,000	@	Kroger Co.	272,440
16,200		Sara Lee Corp.	292,572
9,100	@	Smithfield Foods, Inc.	265,993
61,800		Tyson Foods, Inc.	1,040,094
			2,667,995
		Forest Products and Paper: 4.4%
18,200		Bowater, Inc.	$565,110
89,100	@@	Domtar, Inc.	474,903
26,800		Wausau-Mosinee Paper Corp.	316,776
			1,356,789
		Home Builders: 0.4%
11,100	@@	Sekisui House Ltd. ADR	132,192
			132,192
		Insurance: 0.8%
4,200		Aon Corp.	152,922
2,400	@	CNA Financial Corp.	81,720
			234,642
		Machinery-Construction and Mining: 0.1%
300	@@	Komatsu Ltd. ADR	16,768
			16,768
		Machinery-Diversified: 6.7%
70,400	@	AGCO Corp.	1,191,872
2,700		Alamo Group, Inc.	56,970
3,800	@@	CNH Global NV	63,840
15,700		Lindsay Manufacturing Co.	291,549
700	@@	Metso Oyj ADR	18,291
14,100		Tecumseh Products Co.	314,712
3,400		Tennant Co.	159,528
			2,096,762
		Mining: 22.1%
13,900	@@	Alumina Ltd. ADR	261,459
14,700	@@	Anglo American PLC ADR	468,783
18,050	@@	AngloGold Ashanti Ltd. ADR	760,086
41,700	@,@@	Apex Silver Mines Ltd.	701,394
12,200	@,@@	Banro Corp.	98,454
31,300	@,@@	Barrick Gold Corp.	832,893
307,600	@,@@	Bema Gold Corp.	861,280
75,200	@,@@	Crystallex Int’l Corp.	158,672
79,600	@,@@	Eldorado Gold Corp.	319,196
84,700	@,@@	Entree Gold, Inc.	127,050
9,000	@@	Falconbridge Ltd.	270,000
17,700	@,@@	Gammon Lake Resources, Inc.	158,769
5,800	@@	Impala Platinum Holdings Ltd. ADR	189,987
600	@,@@	Inco Ltd.	26,394
28,500	@,@@	Lihir Gold Ltd. ADR	991,431
47,800	@,@@	Orezone Resources, Inc.	81,738
18,300	@@	Placer Dome, Inc.	401,502
115,600	@,@@	RIO Narcea Gold Mines Ltd.	146,812
			6,855,900
		Oil and Gas: 0.6%
796		Kerr-McGee Corp.	68,814
2,500	@@	Nexen, Inc.	109,775
			178,589
		Oil and Gas Services: 0.6%
3,100	@@	Technip SA ADR	174,902
			174,902
		Packaging and Containers: 1.5%
22,600	@	Pactiv Corp.	457,424
			457,424

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.9%
47,900		MFA Mortgage Investments, Inc.	$292,190
			292,190
		Telecommunications: 1.6%
23,000	@@	KT Corp. ADR	502,090
			502,090
		Transportation: 3.9%
10,869	@@	TNT NV ADR	294,115
12,000		Union Pacific Corp.	918,481
			1,212,596
		Total Common Stock (Cost $21,878,355)	23,805,505

PREFERRED STOCK: 0.1%
		Mining: 0.1%
700	C	Freeport-McMoRan Copper & Gold, Inc.	34,496
		Total Preferred Stock (Cost $30,236)	34,496

Principal Amount				Value
CONVERTIBLE CORPORATE BONDS: 16.2%
		Auto Parts and Equipment: 1.9%
$1,377,000	C	Lear Corp., 5.300%, due 02/20/22		595,553
				595,553
		Computers: 0.9%
290,000	C	Quantum Corp., 4.375%, due 08/01/10		276,588
				276,588
		Electrical Components and Equipment: 3.0%
1,237,000	C	GrafTech Intl. Ltd., 1.625%, due 01/15/24		946,304
				946,304
		Electronics: 0.5%
172,000	C	FEI Co., 5.500%, due 08/15/08		171,140
				171,140
		Environmental Control: 1.4%
488,000	C	Allied Waste North America, 4.250%, due 04/15/34		424,560
				424,560
		Media: 1.9%
600,000	C	EchoStar Communications Corp, 5.750%, due 05/15/08		587,250
				587,250
		Mining: 0.5%
203,000	C	Apex Silver Mines Ltd., 2.875%, due 03/15/24		159,863
				159,863
		Semiconductors: 4.4%
$655,000	C	Axcelis Technologies, Inc., 4.250%, due 01/15/07		$641,899
26,000	C	Brooks Automation, Inc., 4.750%, due 06/01/08		25,123
352,000	C	International Rectifier Corp., 4.250%, due 07/15/07		342,760
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07		349,325
				1,359,107
		Telecommunications: 1.7%
617,000	C	Adaptec, Inc., .750%, due 12/22/23		525,221
				525,221
		Total Convertible Corporate Bonds (Cost $4,988,401)		5,045,586
		Total Long-Term Investments (Cost $26,896,992)		28,885,587

SHORT-TERM INVESTMENTS: 10.7%
		U.S. Government Agency Obligations: 10.7%
3,310,000		Federal National Mortgage Association, 3.700%, due 12/01/05		3,309,660
		Total Short-Term Investments (Cost $3,310,000)		3,309,660
		Total Investments In Securities (Cost $30,206,992)*	103.6%	$32,195,247
		Other Assets and Liabilities-Net	(3.6)	(1,115,544)
		Net Assets	100.0%	$31,079,703

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $30,246,119. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,400,352
	Gross Unrealized Depreciation	(451,224)
	Net Unrealized Appreciation	$1,949,128

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 102.0%
		Apparel: 1.8%
114,627	@,@@	Tommy Hilfiger Corp.	$2,070,164
			2,070,164
		Auto Parts and Equipment: 19.0%
133,270		American Axle & Manufacturing Holdings, Inc.	2,833,320
213,737		ArvinMeritor, Inc.	2,842,702
171,970		Cooper Tire & Rubber Co.	2,529,679
291,000		Dana Corp.	2,028,270
237,539	@,L	Goodyear Tire & Rubber Co.	4,069,043
182,590	L	Superior Industries Intl., Inc.	4,164,877
504,170	L	Visteon Corp.	3,408,189
			21,876,080
		Chemicals: 6.5%
98,105	@@	Octel Corp.	1,518,665
305,260	@,L	PolyOne Corp.	1,761,350
194,590		Sensient Technologies Corp.	3,535,701
86,560		Wellman, Inc.	670,840
			7,486,556
		Commercial Services: 1.5%
62,840		Kelly Services, Inc.	1,746,952
			1,746,952
		Computers: 4.8%
1,165,060	@,L	Gateway, Inc.	3,541,782
217,700	@,L	Mentor Graphics Corp.	1,950,592
			5,492,374
		Electric: 1.9%
109,120	L	Central Vermont Public Service Corp.	2,226,048
			2,226,048
		Electrical Components and Equipment: 2.1%
104,860	L	Belden CDT, Inc.	2,449,530
			2,449,530
		Electronics: 4.2%
600,040	@,L	Kemet Corp.	4,800,320
			4,800,320
		Energy: 1.7%
403,250	@,L	Dynegy, Inc.	1,931,568
			1,931,568
		Food: 6.4%
125,440	@	Del Monte Foods Co.	1,239,347
675,960	@,L	Interstate Bakeries Corp.	5,340,085
1,385,637	@,L	Winn-Dixie Stores, Inc.	841,774
			7,421,206
		Hand/Machine Tools: 1.4%
90,220		Starrett (L.S.) Co.	1,646,515
			1,646,515
		Healthcare-Services: 0.2%
659,900	@,L	OCA, Inc.	257,361
			257,361
		Home Builders: 3.7%
249,029		Coachmen Industries, Inc.	$3,020,722
200,900	@	National RV Holdings, Inc.	1,203,391
			4,224,113
		Home Furnishings: 7.0%
236,800		Kimball International, Inc.	2,521,920
158,510	L	La-Z-Boy, Inc.	2,119,279
193,410		Maytag Corp.	3,438,830
			8,080,029
		Household Products/Wares: 1.0%
43,800	L	American Greetings Corp.	1,147,560
			1,147,560
		Insurance: 10.9%
41,820	@	Allmerica Financial Corp.	1,670,709
29,990		Kansas City Life Insurance Co.	1,513,895
172,088	@	KMG America Corp.	1,505,770
18,745	@	National Western Life Insurance Co.	4,123,900
155,260	L	Phoenix Cos., Inc.	2,111,536
181,297	@,L	PMA Capital Corp.	1,609,917
			12,535,727
		Leisure Time: 2.0%
227,690	@,L	K2, Inc.	2,313,330
			2,313,330
		Machinery-Diversified: 2.6%
147,256		Tecumseh Products Co.	2,995,187
			2,995,187
		Miscellaneous Manufacturing: 1.1%
33,453		Federal Signal Corp.	546,622
55,300		Tredegar Corp.	691,250
			1,237,872
		Retail: 2.6%
102,160	L	Dillard’s, Inc.	2,142,295
87,060	@,L	Sharper Image Corp.	883,659
			3,025,954
		Semiconductors: 4.3%
299,820	@	Agere Systems, Inc.	3,951,628
324,700	@	ESS Technology, Inc.	990,335
			4,941,963
		Telecommunications: 13.5%
1,243,560	@	3Com Corp.	4,501,686
759,366	@	Adaptec, Inc.	3,774,049
719,863	@	Cincinnati Bell, Inc.	2,807,466
541,240	@,L	UTStarcom, Inc.	4,486,880
			15,570,081
		Transportation: 1.8%
134,300	@	US Xpress Enterprises, Inc.	2,041,360
			2,041,360
		Total Common Stock (Cost $135,068,501)	117,517,850

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.2%
	Securities Lending Collateralcc: 28.2%
$32,464,344	The Bank of New York Institutional Cash Reserves Fund		$32,464,344
	Total Short-Term Investments (Cost $32,464,344)		32,464,344
	Total Investments In Securities (Cost $167,532,844)*	130.2%	$149,982,194
	Other Assets and Liabilities-Net	(30.2)	(34,781,978)
	Net Assets	100.0%	$115,200,216

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $167,896,437. Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$9,466,014
	Gross Unrealized Depreciation	(27,380,257)
	Net Unrealized Depreciation	$(17,914,243)

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.4%
		Apparel: 3.3%
23,700	@	Gymboree Corp.	$534,672
			534,672
		Auto Parts and Equipment: 1.4%
11,900	@	Commercial Vehicle Group, Inc.	235,501
			235,501
		Banks: 1.5%
13,100	@	BanCorp, Inc.	239,730
			239,730
		Commercial Services: 0.4%
1,600	@@	Ritchie Bros Auctioneers, Inc.	62,480
			62,480
		Computers: 2.6%
142,100	@	Quantum Corp.	424,879
			424,879
		Diversified Financial Services: 1.3%
5,400		IndyMac Bancorp, Inc.	206,712
			206,712
		Electrical Components and Equipment: 2.8%
25,400	@	General Cable Corp.	461,010
			461,010
		Electronics: 3.4%
13,650	@	Excel Technology, Inc.	328,146
14,200		Keithley Instruments, Inc.	228,478
			556,624
		Environmental Control: 3.0%
14,600	@	Aleris Intl., Inc.	485,450
			485,450
		Food: 4.4%
34,800	@	Del Monte Foods Co.	343,824
22,700	@	Premium Standard Farms, Inc.	377,955
			721,779
		Forest Products and Paper: 11.3%
13,500		Bowater, Inc.	419,175
28,900	@	Buckeye Technologies, Inc.	220,218
16,200		P. H. Glatfelter Co.	233,604
43,000	@@	Sappi Ltd. ADR	467,840
41,300		Wausau-Mosinee Paper Corp.	488,165
			1,829,002
		Hand/Machine Tools: 5.7%
8,200		Kennametal, Inc.	449,278
11,550		Lincoln Electric Holdings, Inc.	471,356
			920,634
		Home Furnishings: 1.2%
13,000		Hooker Furniture Corp.	201,760
			201,760
		Household Products/Wares: 2.6%
20,900	@	Fossil, Inc.	416,746
			416,746
		Insurance: 1.1%
19,500	@	PMA Capital Corp.	$173,160
			173,160
		Iron/Steel: 3.5%
25,850		Gibraltar Industries, Inc.	568,442
			568,442
		Machinery-Diversified: 3.2%
28,900		Sauer-Danfoss, Inc.	519,911
			519,911
		Metal Fabricate/Hardware: 2.6%
26,600	@	Earle M. Jorgensen Co.	255,360
10,300	@	RBC Bearings, Inc.	160,783
			416,143
		Mining: 3.4%
24,000	@	Century Aluminum Co.	554,880
			554,880
		Miscellaneous Manufacturing: 3.9%
26,300	@	Griffon Corp.	640,668
			640,668
		Oil and Gas: 9.8%
23,100	@	Denbury Resources, Inc.	522,983
10,000		Range Resources Corp.	372,400
15,200	@	Southwestern Energy Co.	517,864
11,200	@	Warren Resources, Inc.	175,728
			1,588,975
		Oil and Gas Services: 2.5%
38,500	@,@@	Stolt Offshore SA ADR	400,785
			400,785
		Packaging and Containers: 1.0%
12,400	@	Smurfit-Stone Container Corp.	157,108
			157,108
		Real Estate Investment Trusts: 6.2%
16,100		Anthracite Capital, Inc.	174,524
30,100		HomeBanc Corp.	236,285
23,800		New York Mortgage Trust, Inc.	137,088
5,350		RAIT Investment Trust	140,598
10,800		Saxon Capital, Inc.	129,600
23,300		Sunset Financial Resources, Inc.	192,225
			1,010,320
		Retail: 2.6%
18,400		Casey’s General Stores, Inc.	423,568
			423,568
		Savings and Loans: 2.0%
17,200	@	Franklin Bank Corp.	318,200
			318,200
		Semiconductors: 3.4%
55,700	@	Mattson Technology, Inc.	552,544
			552,544
		Textiles: 0.3%
16,000	@	Quaker Fabric Corp.	42,880
			42,880

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Transportation: 2.0%
12,050	@	Marten Transport Ltd.	$321,615
			321,615
		Total Common Stock (Cost $13,685,251)	14,986,178

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.9%
	U.S. Government Agency Obligations: 5.9%
$957,000	Federal National Mortgage Association, 3.700%, due 12/01/05		956,902
	Total Short-Term Investments (Cost $957,000)		956,902
	Total Investments In Securities (Cost $14,642,251)*	98.3%	$15,943,080
	Other Assets and Liabilities-Net	1.7	277,194
	Net Assets	100.0%	$16,220,274

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $14,669,522. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,658,200
Gross Unrealized Depreciation	(384,642)
Net Unrealized Depreciation	$1,273,558)

See Accompanying Notes to Financial Statements

104

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1             To approve an Agreement and Plan of Reorganization by and among Equity and Bond Fund and ING Balanced Fund (“Balanced Fund”), providing for the reorganization of Equity and Bond Fund with and into Balanced Fund; and

2             To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Equity and Bond	1	2,242,987	34,976	25,709	—	2,303,672
	2	2,238,752	37,120	27,800	—	2,303,672

*            Proposals 1 and 2 passed at this meeting.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1             To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2             To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	836,875	91,471	17,685	—	946,031
	2	827,858	96,138	22,035	—	946,031

*            The Shareholder Meeting was adjourned to November 29, 2005.

105

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1             To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2             To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities(1)	1	2,061,113	75,186	81,044	—	2,217,343
	2	2,010,039	111,546	95,758	—	2,217,343

*            The Shareholder Meeting was adjourned to November 29, 2005.

(1)     At a meeting held on July 21, 2005, The Board of Trustees (the “Board”) of ING SmallCap Opportunities Fund (the “Fund”) approved the reorganization (the “Reorganization”) of the Fund with and into ING Small Company Fund, subject to approval by the Fund’s shareholders. As a result of the inability to obtain a sufficient number of votes to consider the Reorganization at a Special Meeting of shareholders, the Board has decided not to proceed with the Fund’s Reorganization. The Fund will continue to be managed in accordance with its current investment objective and principal investment strategies.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1             To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2             To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	1,214,539	91,770	393,520	—	1,699,829
	2	1,203,409	99,555	396,865	—	1,699,829

*            Proposals 1 and 2 passed at this meeting.

106

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1             To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2             To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities	1	2,518,538	84,976	92,350	—	2,695,864
	2	2,466,775	120,120	108,969	—	2,695,864

*            The Shareholder Meeting was adjourned to December 27, 2005.

107

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Directors/Trustees (the “Board”) of ING Equity Trust and ING Investment Fund, Inc., including a majority of the Directors/Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interest persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Directors/Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Funds (the “Sub-Advisers”).

The Independent Directors/Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors/Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Directors/Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Director/Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees of the Board in working with the personnel employed by the Funds’ Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Directors/Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Fund. The Investment Review Committees also meet regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Directors/Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Directors/Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

assist performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changes in the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds through re-negotiated arrangements with the Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Funds, the Board also considered the adequacy of the resources committed to the Funds by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors/Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings

110

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Funds. For Funds that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Directors/Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Fund; the merger of certain Funds with and into comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. The Independent Directors/Trustees requested these adjustments largely on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the

111

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors/Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Convertible Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Convertible Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth ( lowest) quintile for the year-to-date, one-, and five-year periods and in the third quintile for the three-year period. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance; and (2) that the Board had approved, at its November meeting, the merger of ING Convertible Fund with and into ING Balanced Fund, another Fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in 2006 if approved by the Fund’s shareholders and by the Board of Directors that oversees ING Balanced Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) in January 2005, at the direction of the Board, Management lowered the total expense ratio for the Fund; and (2) effective January 1, 2006, the Fund’s Adviser would lower the expense ratio of the Fund by an additional 6 basis points by putting into place a lower expense limit.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; (4) it is reasonable to permit the Sub-Adviser to continue to manage the Fund; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Equity and Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Equity & Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile for the one-year period, the third quintile for the three-year period, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board also took into consideration that the investment strategy for the Fund was revised in June 2005 to adjust the allocation percentages for the equity and fixed income portions and the equity strategy portion of the Fund was changed from a value focus to a core focus.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund, which is now equal to the Selected Peer Group’s average expense ratio. The expense ratio for the Fund is above the median expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile for the most recent calendar quarter and one-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched just over a year ago, the performance during the calendar quarter ended June 30, 2005 was reasonable and it is reasonable to permit the Fund a longer period of operating history in order for the Board to evaluate longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory

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Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for year-to-date, one- and five-year periods, but outperformed for the most recent calendar quarter and three-year periods; (2) the Fund underperformed its primary benchmark for the year-to-date, one-, three- and five-year periods, but outperformed for the most recent calendar quarter; and (3) the Fund is ranked in the fourth quintile for the one-year period, in the second quintile for the three-year period, and in the fifth (lowest) quintile for the five-year period. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance; and (2) in June 2003, Wellington Management Company assumed responsibility for the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) ) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile for the year-to-date, one-, three- and five-year periods. In analyzing this performance data, the Board also took into consideration that in July 2005, the portfolio managers were changed to address concerns about the Fund’s underperformance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that: (1) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund; and (2) at the Board’s direction, Management would further reduce the Fund’s expense ratio through a lower expense limit, effective January 1, 2006.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors

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considered by the Board; (4) as noted above, there has been a recent change in management and it is reasonable to allow the portfolio manager a reasonable period of time to manage the Fund for the Board to assess Fund performance; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed the Morningstar category median and its primary benchmark for the three- and five-year periods; and (2) the Fund is ranked in the first (highest) quintile for the most recent calendar quarter, in the second quintile for the year-to-date and one-year periods, and in the fifth (lowest) quintile for the three- and five-year periods. In analyzing this performance data, the Board also took into consideration: (1) in July 2005, there was a change in the lead portfolio manager; (2) in January 2005, in response to the Board review of expenses, Management reduced the expense limit for the Fund; and (3) that the Board had approved, at its July 21, 2005 meeting, the merger of ING SmallCap Opportunities Fund with and into ING Small Company Fund, another Fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in December 2005 if approved by the Fund’s shareholders and by the Board of Directors that oversees ING Small Company Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board, including, but not limited to, the change in portfolio manager and the reductions of the Fund’s expense ratio; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and primary benchmark for the one-year-period, but outperformed the median and its primary benchmark for the most recent calendar quarter; and (2) the Fund is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, and is in the first (highest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes Investment Partners, L.P. (“Brandes”), Sub-Adviser to ING LargeCap Value Fund, and its representations that adherence to this philosophy may have negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MagnaCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile for all periods presented. In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in April 2005 a new portfolio manager assumed responsibility for the day-to-day management of the Fund

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MagnaCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund in order to properly evaluate performance to assess whether longer-term performance improves as a result of the change in portfolio manager; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed its Morningstar category median and its primary benchmark for all periods presented, except the most recent calendar quarter; (2) the Fund outperformed its Morningstar category median for the most recent calendar quarter; and (3) the Fund is ranked in the fifth (lowest) quintile for the year-to-date, one- and three-year periods, and is ranked in the second quintile for the most recent calendar quarter.

In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes, Sub-Adviser to ING MidCap Value Fund, and its representations that Brandes’ adherence to this philosophy negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date and one-year periods and is ranked in the fourth quintile for the three-year period.

In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the value investment philosophy of Brandes, Sub-Adviser to ING SmallCap Value Fund, and its representations that Brandes’ adherence to this philosophy negatively affected performance for the one-year period ended June 30, 2005; (2) Management’s representations that, notwithstanding underperformance vis-à-vis the Fund’s primary benchmark for the periods ended June 30, 2005, Brandes’ investment philosophy, applied over longer periods, had historically resulted in reasonable performance, particularly when the market favors the undervalued securities in which the Fund invests; and (3) Management’s view that Brandes is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Brandes will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board took into account the factors described above also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee

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(inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS FOR ING MIDCAP VALUE CHOICE FUND AND ING SMALLCAP VALUE CHOICE FUND

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Directors/Trustees, including a majority of the Independent Directors/Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to the Fund. At its November 10, 2004 meeting the Board approved the launch of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two new series of ING Equity Trust to be managed by NWQ Investment Management Company, LLC (“NWQ”).

The Board’s consideration of the new advisory and sub-advisory arrangements related to the launch of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund is discussed below. In considering the Advisory and Sub-Advisory Contracts for these Funds, the Board members considered a number of factors they believed, in light of the legal advice furnished to them by K&LNG, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Funds.

In connection with their deliberations, on November 10, 2004, relating to each Fund’s Advisory Contract and Sub-Advisory Contract, the Board, including the Independent Trustees, considered, among other things: (1) Management’s memorandum and supporting documentation regarding the NWQ Funds; (2) the composite performance of portfolios managed by NWQ with similar investment styles to that of the Funds; (3) information about the Funds’ proposed objectives and strategies; (4) responses to questions provided by K&LNG, legal counsel to the Independent Directors/Trustees; (5) copies of each form of Advisory and Sub-Advisory Contract; and (6) other information relevant to their evaluations.

In considering the approval of the Advisory Contract for ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Funds under the proposed Advisory Contract, including the Adviser’s experience as a manager-of-managers overseeing the sub-advisers to other Funds within the ING Funds complex; (2) the Adviser’s strength and reputation within the industry; (3) the fairness of the compensation under the proposed Advisory Contract in light of the services provided to the Funds and the profitability to the Adviser when sub-advisory fees payable by the Adviser to NWQ are taken into account; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser; (5) the expenses to be borne by shareholders in the Funds; and (6) the Adviser’s compliance capabilities, which are demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions regarding the Advisory Contract, the Board, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee rate payable to the Adviser by each Fund is reasonable; and (2) the proposed expense ratios for the Funds are competitive with those of the funds in their proposed Selected Peer Groups.

On November 10, 2004, in reaching a decision to engage NWQ as the Sub-Adviser to ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, the Board, including a majority of the Independent Trustees, evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser’s view of the

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reputation of NWQ; (2) NWQ’s experience and skill in managing mid- and small-cap value accounts, including NWQ’s performance track record with other comparable accounts; (3) the nature and quality of the services to be provided by NWQ; (4) the addition of an exclusivity provision in the proposed Sub-Advisory Contract; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) the consistency in investment style and portfolio turnover rates experienced over time by other domestic equity portfolios managed by NWQ; (7) the composite performance of portfolios managed by NWQ with investment styles similar to that of each Fund; (8) the qualifications of NWQ’s personnel, portfolio management capabilities and investment methodologies; (9) NWQ’s operations and compliance program and policies; (10) NWQ’s financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Funds; (12) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of each Fund’s investment objective and its prospective investor base; and (13) NWQ’s Code of Ethics and related procedures for complying with that Code.

During the course of its deliberation, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Contract, among others: (1) NWQ is qualified to manage each Fund’s assets in accordance with its proposed investment objectives and investment strategies; (2) the proposed investment strategies are consistent with the interests of prospective investors in the Funds; (3) based upon the financial statements of both NWQ and its parent company, Nuveen Investments, NWQ has sufficient financial resources available to it to fulfill its commitments to the Funds under the proposed Sub-Advisory Contract; (4) the exclusivity provisions included in the proposed Sub-Advisory Contract with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Funds with the opportunity to realize asset growth during the exclusivity period; and (5) the compensation to be paid by the Adviser to NWQ under the proposed Sub-Advisory Contract is fair and reasonable in relation to the services to be provided by NWQ and various industry averages for similar funds.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

International Fixed Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

*            An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager	Transfer Agent
ING Investments, LLC	DST Systems, Inc.
7337 East Doubletree Ranch Road	P.O. Box 419368
Scottsdale, Arizona 85258	Kansas City, Missouri 64141

Administrator	Custodian
ING Funds Services, LLC	The Bank of New York
7337 East Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Funds Distributor, LLC	Dechert
7337 East Doubletree Ranch Road	1775 I Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006
1-800-334-3444

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEIQ	(1105-012706)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual filing.

ITEM 8.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

ITEM 10.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 9, 2006

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	February 9, 2006